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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file
number                              811-04041
-----------------------------------------------------------------

                       GE INVESTMENTS FUNDS, INC.
------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


              3001, SUMMER STREET,STAMFORD, CONNECTICUT, 06905
-------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)


GE ASSET MANAGEMENT INC,3001, SUMMER STREET,STAMFORD,CONNECTICUT, 06905
------------------------------------------------------------------
                     (Name and address of agent for service)


Registrant"s telephone number, including area code: 800-242-0134
                                            ----------------------------


Date of fiscal year end: December 31, 2005
                        ---------------------------

Date of reporting period: :  January 1, 2005 - June 30, 2005
                          -------------------------

ITEM 1. REPORTS TO STOCKHOLDERS.



Semi Annual Report
JUNE 30, 2005

[GE LOGO OMITTED]

GE Investments Funds, Inc.

U.S. Equity Fund



Semi-Annual Report

JUNE 30, 2005

[LOGO OMITTED]

GE Investments Funds, Inc.
U.S. Equity Fund                                                        Contents
--------------------------------------------------------------------------------


MANAGER REVIEW AND SCHEDULE OF INVESTMENTS ............................      1

NOTES TO PERFORMANCE ..................................................      7

NOTES TO SCHEDULE OF INVESTMENTS ......................................      7

FINANCIAL STATEMENTS

     Financial Highlights .............................................      8

     Statement of Assets and Liabilities ..............................      9

     Statement of Operations ..........................................     10

     Statements of Changes in Net Assets ..............................     11

     Notes to Financial Statements ....................................     12

ADDITIONAL INFORMATION ................................................     18

INVESTMENT TEAM .......................................................     21


This report is prepared for Policyholders of certain variable contracts and may be distributed to others only if preceded or accompanied by the variable contract's current prospectus and the current prospectus of the Funds available for investments thereunder.

U.S. Equity Fund                                                             Q&A
--------------------------------------------------------------------------------


THE U.S. EQUITY FUND IS MANAGED BY A TEAM OF PORTFOLIO MANAGERS THAT INCLUDES RICHARD L. SANDERSON, PAUL C. REINHARDT, STEPHEN V. GELHAUS, AND CHRISTOPHER D. BROWN (PICTURED BELOW FROM TOP LEFT TO BOTTOM RIGHT). EACH OF THE FOREGOING PORTFOLIO MANAGERS MANAGES ONE OF THREE SUB-PORTFOLIOS, WHICH COMPRISE THE FUND. MR. BROWN MANAGES THE DISCIPLINED GROWTH PORTFOLIO, MESSRS. REINHARDT AND GELHAUS CO-MANAGE THE LARGE-CAP VALUE PORTFOLIO AND MR. SANDERSON MANAGES THE RESEARCH SELECT PORTFOLIO.

RICHARD L. SANDERSON IS A SENIOR VICE PRESIDENT OF GE ASSET MANAGEMENT. HE HAS BEEN A PORTFOLIO MANAGER OF THE U.S. EQUITY FUND SINCE SEPTEMBER 1997 AS VICE PRESIDENT -- DOMESTIC EQUITIES.

PAUL C. REINHARDT IS A SENIOR VICE PRESIDENT OF GE ASSET MANAGEMENT. HE HAS BEEN A PORTFOLIO MANAGER FOR THE U.S. EQUITY FUND SINCE JANUARY 2001. MR. REINHARDT JOINED GE ASSET MANAGEMENT IN 1982 AS AN EQUITY ANALYST AND HAS BEEN A PORTFOLIO MANAGER SINCE 1987. MR. REINHARDT HOLDS AN MBA FROM COLUMBIA UNIVERSITY, A BA IN ECONOMICS FROM HARTWICK COLLEGE AND IS A MEMBER OF THE NEW YORK SOCIETY OF SECURITY ANALYSTS. HE IS ALSO A HOLDER OF A CHARTERED FINANCIAL ANALYST DESIGNATION.

STEPHEN V. GELHAUS IS A VICE PRESIDENT OF GE ASSET MANAGEMENT. HE HAS BEEN A MEMBER OF THE PORTFOLIO MANAGEMENT TEAM FOR THE U.S. EQUITY FUND SINCE JANUARY 2002. MR. GELHAUS JOINED GE ASSET MANAGEMENT IN JUNE 1991 AND WAS A RESEARCH ANALYST IN THE U.S. EQUITY DEPARTMENT FROM 1995 THROUGH 2001.

CHRISTOPHER D. BROWN IS A SENIOR VICE PRESIDENT OF GE ASSET MANAGEMENT. HE HAS SERVED ON THE PORTFOLIO MANAGEMENT TEAM FOR THE U.S. EQUITY FUND SINCE DECEMBER 1998. MR. BROWN JOINED GE ASSET MANAGEMENT IN 1985 AS A MANAGER OF FUNDS ACCOUNTING. HE BECAME A U.S. EQUITY ANALYST IN 1989, A VICE PRESIDENT AND PORTFOLIO MANAGER IN 1992, AND A SENIOR VICE PRESIDENT IN 1996. MR. BROWN IS A CUM LAUDE GRADUATE IN ECONOMICS FROM BUCKNELL UNIVERSITY AND IS THE HOLDER OF A CHARTERED FINANCIAL ANALYST DESIGNATION.

Q. HOW DID THE US EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2005?

A. For the six-month period ended June 30, 2005, the U.S. Equity Fund returned (1.19)%. The S&P 500 Index, the Fund's benchmark, returned (0.81)% and the Fund's Lipper peer group of 223 Large-Cap Core Funds returned an average of (0.76)% for the same period.

Q.  WHAT MARKET CONDITIONS IMPACTED FUND PERFORMANCE?

A. During the period, record-high oil prices, slowing global economies, and uncertainty over the future path of Federal Reserve Board tightening in the U.S. created concerns about slowing economic growth. Several other market conditions, including a flattening yield curve, perceptions of an inflating housing bubble, and an over-leveraged consumer, also weighed on U.S. equity markets. Faced with this



[photo omitted]

U.S. Equity Fund                                                             Q&A
--------------------------------------------------------------------------------


    mounting wall of worry, investors rotated out of cyclicals into more defensive stocks such as Healthcare companies. Larger capitalization companies outperformed smaller capitalization companies during the period, in a reversal of the trend that has dominated the market for the past few years. In addition, value stocks continued to perform better than their growth counterparts during the period.

Q.  WHAT WERE THE PRIMARY DRIVERS OF FUND PERFORMANCE?

A. Strength within Materials, Healthcare and Energy contributed most to Fund performance. The portfolio's allocation to the Materials sector benefited most from strong performance in Monsanto (+13.9%). In Healthcare, the Fund's holdings in pharmaceutical stocks performed particularly well. Throughout the first half of 2005, investors returned to the Healthcare sector, finding its steady growth relatively attractive at this point in the business cycle. An overweight position in Schlumberger (+14.1%) and stock selection in the oil and gas industry contributed to outperformance in Energy.

    Consumer Staples, Industrials, and Utilities were the primary detractors from Fund performance. An underweight in tobacco company Altria (+8.2%) hurt performance as the stock reacted to positive legal developments. Industrials detracted from performance as Tyco (-17.8%), Dover (-12.5%) and Eaton (-16.4%) declined. Investors continued to look to Utilities for higher dividend yields, driving up performance in the sector; however, the portfolio's holdings did not keep pace with the benchmark sector, detracting from performance.

Q.  WERE THERE ANY SIGNIFICANT CHANGES TO THE FUND OVER THE PERIOD?

A. The Fund increased its exposure to Healthcare stocks, especially healthcare provider and pharmaceuticals companies, during the period, based on their attractiveness at this point in the business cycle. Positions in names such as UnitedHealth and Pfizer were increased during the period. The Fund's exposure to the Financials was decreased due to concern over the potential effects of a rising rate environment on the sector.

U.S. Equity Fund
--------------------------------------------------------------------------------
                                              Understanding Your Fund's Expenses


As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended June 30, 2005.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses Paid During Period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.


JANUARY 1, 2005 - JUNE 30, 2005
---------------------------------------------------------------------------------------------------------------------------
                                     ACCOUNT VALUE AT                   ACCOUNT VALUE                     EXPENSES
                                     THE BEGINNING OF                   AT THE END OF                    PAID DURING
                                      THE PERIOD ($)                   THE PERIOD ($)                  THE PERIOD ($)*
---------------------------------------------------------------------------------------------------------------------------
Actual Fund Return**                     1,000.00                           988.10                           3.08
---------------------------------------------------------------------------------------------------------------------------
Hypothetical 5% Return
   (2.5% for the period)                 1,000.00                         1,021.43                           3.17
---------------------------------------------------------------------------------------------------------------------------

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.63% (FROM PERIOD JANUARY 1, 2005 - JUNE 30, 2005), MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 181/365 (TO REFLECT THE SIX-MONTH PERIOD).

**  ACTUAL FUND RETURN FOR SIX-MONTH PERIOD ENDED JUNE 30, 2005 WAS (1.19)%.

U.S. Equity Fund                                                     (unaudited)
--------------------------------------------------------------------------------


CHANGE IN VALUE
OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

[Line chart omitted -- plot points are as follows:]

                         U.S. Equity Fund          S&P 500 Index

06/01/95                    10,000                     10,000
12/01/95                    11,323                     11,439
12/01/96                    13,783                     14,084
12/01/97                    18,212                     18,772
12/01/98                    22,475                     24,159
12/01/99                    26,882                     29,249
12/01/00                    26,723                     26,563
12/01/01                    24,459                     23,399
12/01/02                    19,748                     18,227
12/01/03                    24,344                     23,463
12/01/04                    26,332                     26,017
06/01/05                    26,019                     25,806


AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED JUNE 30, 2005
--------------------------------------------------------------------------------
                              SIX      ONE      FIVE      TEN
                             MONTHS    YEAR     YEAR      YEAR
--------------------------------------------------------------------------------
U.S. Equity Fund             -1.19%    4.81%   -0.70%    10.03%
--------------------------------------------------------------------------------
S&P 500 Index                -0.81%    6.33%   -2.38%     9.94%
--------------------------------------------------------------------------------
Lipper peer group average*   -0.76%    5.53%   -3.12%     7.70%
--------------------------------------------------------------------------------
Inception date              1/3/95
--------------------------------------------------------------------------------

U.S. Equity Fund (ending value $26,019)
S&P 500 Index (ending value $25,806)


INVESTMENT PROFILE

A fund designed for investors who seek long-term growth of capital by investing at least 80% of its net assets in equity securities of issuers that are tied economically to the U.S. under normal market conditions.


TOP TEN HOLDINGS
AS OF JUNE 30, 2005
as a % of Market Value
--------------------------------------------------------------------------------
 Pfizer Inc.                                             3.60%
--------------------------------------------------------------------------------
 Exxon Mobil Corp.                                       3.31%
--------------------------------------------------------------------------------
 Microsoft Corp.                                         3.22%
--------------------------------------------------------------------------------
 Citigroup Inc.                                          2.96%
--------------------------------------------------------------------------------
 Industrial Select Sector SPDR Fund                      2.69%
--------------------------------------------------------------------------------
 First Data Corp.                                        2.23%
--------------------------------------------------------------------------------
 Abbott Laboratories                                     2.19%
--------------------------------------------------------------------------------
 PepsiCo, Inc.                                           2.13%
--------------------------------------------------------------------------------
 Johnson & Johnson                                       1.87%
--------------------------------------------------------------------------------
 Liberty Media Corp. (Series A)                          1.77%
--------------------------------------------------------------------------------


PORTFOLIO COMPOSITION
AS OF JUNE 30, 2005
as a % of Market Value
--------------------------------------------------------------------------------

Market Value of $106,316 (in thousands)

[Pie chart omitted -- plot points are as follows:]

Financials                             18.7%
Information Technology                 16.0%
Healthcare                             13.6%
Consumer Discretionary                 11.8%
Industrials                            10.0%
Consumer Staples                        9.4%
Energy                                  8.9%
Utilities                               3.3%
Materials                               2.9%
Telecommunication Services              2.9%
Short-Term                              2.5%


* LIPPER PERFORMANCE COMPARISONS ARE BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE SIX-MONTH, ONE-YEAR, FIVE-YEAR, AND TEN-YEAR PERIODS INDICATED IN THE LARGE-CAP CORE PEER GROUP CONSISTING OF 223, 222, 133, AND 57 UNDERLYING ANNUITY FUNDS, RESPECTIVELY.

    SEE NOTES TO PERFORMANCE ON PAGE 7 FOR FURTHER INFORMATION, INCLUDING AN EXPLANATION OF LIPPER PEER CATEGORIES.

    PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES.

U.S. EQUITY FUND

Schedule of Investments                                June 30, 2005 (unaudited)
--------------------------------------------------------------------------------
                                U.S. EQUITY FUND
--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 95.5%
--------------------------------------------------------------------------------

CONSUMER DISCRETIONARY -- 11.9%

Bed Bath & Beyond Inc.                 5,133   $   214,457(a)
Cablevision Systems Corp.
   (Class A)                           7,384       237,765(a,e)
Carnival Corp.                        16,208       884,146
Comcast Corp. (Class A)                  376        11,543(a)
Comcast Corp. (Class A) (Special)     55,952     1,675,762(a)
eBay Inc.                              3,987       131,611(a)
Family Dollar Stores, Inc.            12,786       333,715
Kohl's Corp.                           3,062       171,196(a)
Liberty Global Inc. (Series A)        10,892       508,330(a,e)
Liberty Media Corp. (Series A)       184,973     1,884,875(a,d)
Lowe's Companies, Inc.                16,197       942,989
News Corp. (Class A)                  27,464       444,368
Omnicom Group                          9,004       719,059
Target Corp.                          24,492     1,332,610
The Home Depot, Inc.                  23,227       903,530
Time Warner Inc.                      45,022       752,318(a)
Tribune Co.                            2,701        95,021
Viacom Inc. (Class B)                 39,412     1,261,972
                                                12,505,267

CONSUMER STAPLES -- 9.6%

Altria Group, Inc.                     1,401        90,589
Anheuser-Busch Companies, Inc.         9,275       424,331
Avon Products, Inc.                    6,303       238,569
Clorox Co.                            21,256     1,184,384
Colgate-Palmolive Co.                 24,638     1,229,683
Kellogg Co.                           15,839       703,885
Kimberly-Clark Corp.                  18,906     1,183,327
PepsiCo, Inc.                         41,950     2,262,364
Procter & Gamble Co.                  11,075       584,206
Sara Lee Corp.                        35,117       695,668
The Coca-Cola Co.                     19,990       834,583
Wal-Mart Stores, Inc.                 12,660       610,212
                                                10,041,801

ENERGY -- 9.0%

Amerada Hess Corp.                     2,719       289,601
Burlington Resources Inc.             24,989     1,380,392
ConocoPhillips Co.                    10,805       621,179
EnCana Corp.                          13,903       550,420
Exxon Mobil Corp.                     61,230     3,518,888(d)
Halliburton Co.                        8,104       387,533
Nabors Industries Ltd.                 5,853       354,809(a)
Occidental Petroleum Corp.             8,851       680,907
Schlumberger Ltd.                     21,834     1,658,074
                                                 9,441,803

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------

FINANCIALS -- 18.3%

AFLAC Incorporated                     7,294 $     315,684
Allstate Corp.                        20,867     1,246,803
American International
   Group, Inc.                        26,994     1,568,351
Bank of America Corp.                 35,478     1,618,152(d)
Berkshire Hathaway Inc.
   (Class B)                           14139         2,474(a)
Chubb Corp.                            9,898       847,368
Citigroup Inc.                        67,984     3,142,900(d)
Federal Home Loan
   Mortgage Corp.                      5,199       339,131
Federal National Mortgage
   Association                        30,062     1,755,621
HCC Insurance Holdings, Inc.           3,422       129,591
JPMorgan Chase & Co.                  10,445       368,917
MBNA Corp.                            38,539     1,008,180
Mellon Financial Corp.                28,675       822,686
Merrill Lynch & Co., Inc.              8,009       440,575
Morgan Stanley                        14,407       755,935
Principal Financial Group             14,641       613,458
Prudential Financial, Inc.             6,499       426,724
State Street Corp.                    35,623     1,718,810(c)
SunTrust Banks, Inc.                   5,403       390,313
US Bancorp                            13,237       386,520
Wachovia Corp.                         7,365       365,304
Wells Fargo & Co.                      8,284       510,129
                                                19,163,626

HEALTHCARE -- 13.8%

Abbott Laboratories                   47,439     2,324,985(d)
Aetna Inc.                             1,694       140,297
Amgen Inc.                            13,493       815,787(a)
Boston Scientific Corp.                3,636        98,172(a)
Bristol-Myers Squibb Co.              16,208       404,876
Cardinal Health, Inc.                  1,351        77,791
GlaxoSmithKline PLC ADR               14,892       722,411
HCA Inc.                               7,384       418,451
Johnson & Johnson                     30,529     1,984,385
Lincare Holdings Inc.                 12,336       503,802(a)
Medtronic Inc.                         3,119       161,533
Merck & Co., Inc.                     13,777       424,332
Pfizer Inc.                          138,854     3,829,593
Smith & Nephew PLC ADR                 1,981        97,881
UnitedHealth Group Incorporated       19,183     1,000,202
Wyeth                                 33,273     1,480,649
                                                14,485,147

INDUSTRIALS -- 7.5%

Burlington Northern
   Santa Fe Corp.                     10,445       491,751
Corinthian Colleges, Inc.              8,334       106,425(a,e)
Danaher Corp.                          3,847       201,352
Deere & Co.                           11,976       784,308
Dover Corp.                           24,784       901,642(d)


See Notes to Schedule of Investments on page 7 and Notes to Financial
Statements.

U.S. EQUITY FUND

Schedule of Investments                                June 30, 2005 (unaudited)
--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------

Eaton Corp.                            9,708 $     581,509
Emerson Electric Co.                   3,110       194,779
General Dynamics Corp.                 3,942       431,807
Northrop Grumman Corp.                13,056       721,344
Southwest Airlines Co.                22,531       313,857
3M Co.                                 2,971       214,803
Tyco International Ltd.               54,284     1,585,093
Union Pacific Corp.                    3,782       245,074
United Technologies Corp.             14,929       766,604
Waste Management, Inc.                 9,725       275,606
                                                 7,815,954

INFORMATION TECHNOLOGY -- 16.2%

Analog Devices, Inc.                  24,532       915,289
Applied Materials, Inc.               36,018       582,771(d)
Automatic Data Processing, Inc.       12,066       506,410
Certegy Inc.                          10,571       404,024
Checkfree Corp.                        3,203       109,094(a)
Cisco Systems, Inc.                   83,291     1,591,691(a)
Dell Inc.                             21,213       838,126(a)
EMC Corp.                             39,169       537,007(a)
First Data Corp.                      59,037     2,369,745
Intel Corp.                           51,415     1,339,875
International Business
   Machines Corp.                     13,366       991,757
Intuit Inc.                           17,490       788,974(a)
Microsoft Corp.                      137,768     3,422,157
Molex Inc. (Class A)                  28,076       659,224
Novellus Systems, Inc.                 3,699        91,402(a)
Oracle Corp.                         115,360     1,522,752(a)
Paychex, Inc.                          2,721        88,541
Unisys Corp.                          10,806        68,402(a)
Yahoo! Inc.                            5,911       204,816(a)
                                                17,032,057

MATERIALS -- 3.0%

Alcoa Inc.                             8,104       211,758
Barrick Gold Corp.                    11,526       288,496
Freeport-McMoRan Copper &
   Gold Inc. (Class B)                 8,232       308,206
Monsanto Co.                          10,049       631,781
Newmont Mining Corp.                  12,992       507,078
Praxair, Inc.                         11,706       545,500
Rohm & Haas Co.                        5,853       271,228
Weyerhaeuser Co.                       5,223       332,444
                                                 3,096,491

TELECOMMUNICATION SERVICES -- 2.9%

Alltel Corp.                           4,052       252,359
Sprint Corp.                          25,933       650,659
Verizon Communications Inc.           16,208       559,986(d)
Vodafone Group PLC ADR                65,732     1,598,602
                                                 3,061,606

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------

UTILITIES -- 3.3%

American Electric Power
   Company, Inc.                      11,706  $    431,600
Constellation Energy Group Inc.       10,085       581,804
Dominion Resources, Inc.              11,616       852,498
Entergy Corp.                          7,204       544,262
PG&E Corp.                            19,543       733,644(e)
PPL Corp.                              2,600       154,388
Southern Co.                           4,727       163,885
                                                 3,462,081

TOTAL COMMON STOCK
   (COST $90,158,567)                          100,105,833

--------------------------------------------------------------------------------
EXCHANGE TRADED FUNDS -- 3.4%
--------------------------------------------------------------------------------

Financial Select Sector SPDR Fund     24,924       734,510
Industrial Select Sector SPDR Fund    97,319     2,859,232

TOTAL EXCHANGE TRADED FUNDS
   (COST $3,266,376)                             3,593,742

TOTAL INVESTMENTS IN SECURITIES
   (COST $93,424,943)                          103,699,575

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 2.5%
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 1.0%

GEI Short Term Investment Fund
   3.20%                           1,042,423     1,042,423(b,f)

SHORT-TERM SECURITIES PURCHASED WITH
COLLATERAL FROM SECURITIES ON LOAN -- 1.5%

State Street Navigator Securities
   Lending Prime Portfolio
   3.31%                           1,573,609     1,573,609(b,c)

TOTAL SHORT-TERM INVESTMENTS
   (COST $2,616,032)                             2,616,032


TOTAL INVESTMENTS
   (COST $96,040,975)                          106,315,607


LIABILITIES IN EXCESS OF OTHER
   ASSETS -- (1.4)%                             (1,426,321)
                                              ------------

NET ASSETS -- 100.0%                          $104,889,286
                                              ============


See Notes to Schedule of Investments on page 7 and Notes to Financial
Statements.

Notes to Performance                                   June 30, 2005 (unaudited)
--------------------------------------------------------------------------------


Total returns take into account changes in share price and assume reinvestment of dividends and capital gains distributions, if any. Investment returns and net asset value on an investment will fluctuate and you may have a gain or loss when you sell your shares. Periods less than one year are not annualized.

Current performance may be lower or higher than that shown. You may call toll-free (800) 242-0134 for performance information as of the most recent month end.

The performance data for the periods through December 12, 1997, reflect the prior performance and expense ratios of the Variable Investment Trust GE U.S. Equity Portfolio, the assets of which were transferred to the GE Investments U.S. Equity Fund, Inc. pursuant to an exemptive order granted by the Securities and Exchange Commission permitting a substitution of funds that occurred on December 12, 1997.

Certain fees and Fund expenses have been waived and/or borne by the Fund's prior investment advisers. Had these fees and expenses not been waived, the returns (and/or yields) would have been lower.

Shares of the Fund are neither insured nor guaranteed by the U.S. Government, and their prices will fluctuate with market conditions.

The Standard & Poor's ("S&P") 500 Composite Price Index of stocks (S&P 500) is an unmanaged index and do not reflect the actual cost of investing in the instruments that comprise the index.

The S&P 500 is a market capitalization-weighted index of stocks of 500 large U.S. companies, which is widely used as a measure of large-cap stock market performance. The results shown for the foregoing index assume the reinvestment of net dividends or interest.

The peer universe of the underlying annuity funds used in our peer ranking calculation is based on the blend of Lipper peer categories, as shown. Lipper is an independent mutual fund rating service. A Fund's performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to the Fund's. Such comparisons or rankings are made on the basis of several factors, including the Fund's objectives and policies, management style and strategy, and portfolio composition, and may change over time if any of those factors change. Lipper is an independent mutual fund rating service.


Notes to Schedule of Investments
--------------------------------------------------------------------------------


The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities cited may not represent current or future holdings and should not be considered as a recommendation to purchase or sell a particular security. See the prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.

(a) Non-income producing security.

(b) Coupon amount represents effective yield.

(c) State Street Corp. is the parent company of State Street Bank & Trust Co., the Fund's custodian and accounting agent.

(d) At June 30, 2005, all or a portion of this security was pledged to cover collateral requirements for futures, options, forward foreign currency contracts and/or TBA's.

(e) All or a portion of the security is out on loan.

(f) GEAM, the investment adviser of the Fund, also serves as investment adviser of the Trust.

+   Percentages are based on net assets as of June 30, 2005.

Abbreviations:

ADR      American Depositary Receipt

Financial Highlights
Selected data based on a share outstanding throughout the periods indicated
------------------------------------------------------------------------------------------------------------------------------------

U.S. EQUITY FUND

                                                       6/30/05+      12/31/04    12/31/03    12/31/02      12/31/01    12/31/00
------------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                              --             --          --          --            --      1/3/95
Net asset value, beginning of period ................   $33.61         $31.48      $25.75      $32.21        $35.56      $37.90
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income ............................     0.18           0.44        0.26        0.24          0.23        0.26
   Net realized and unrealized
      gains/(losses) on investments .................    (0.58)          2.13        5.73       (6.45)        (3.24)      (0.59)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME/(LOSS) FROM INVESTMENT OPERATIONS ......    (0.40)          2.57        5.99       (6.21)        (3.01)      (0.33)
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income ............................       --           0.44        0.26        0.25          0.22        0.26
   Net realized gains ...............................       --             --          --          --          0.12        1.75
------------------------------------------------------------------------------------------------------------------------------------

TOTAL DISTRIBUTIONS .................................       --           0.44        0.26        0.25          0.34        2.01
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ......................   $33.21         $33.61      $31.48      $25.75        $32.21      $35.56
====================================================================================================================================
TOTAL RETURN (A) ....................................  (1.19)%          8.17%      23.28%    (19.26)%       (8.47)%     (0.59)%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands) ......... $104,889       $112,545    $114,123    $102,112      $115,578     $99,423
   Ratios to average net assets:
      Net investment income* ........................    1.07%          1.30%       0.95%       0.87%         0.78%       0.79%
      Expenses* .....................................    0.63%          0.63%       0.61%       0.58%         0.58%       0.59%
   Portfolio turnover rate ..........................      14%            30%         39%         37%           48%         40%


NOTES TO FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


(a) Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains. Had the adviser not absorbed a portion of expenses, total returns would have been lower.

*   Annualized for periods less than one year.

+   Unaudited

See Notes to Financial Statements.

Statement of Assets
and Liabilities JUNE 30, 2005 (UNAUDITED)

                                                                                                             U.S.
                                                                                                            EQUITY
                                                                                                             FUND
---------------------------------------------------------------------------------------------------------------------------
ASSETS
   Investments in securities, at market* (cost $93,424,943) ........................................    $103,699,575
   Short-term Investments (at amortized cost) ......................................................       1,573,609
   Short-term affiliated investments (at amortized cost) ...........................................       1,042,423
   Receivable for investments sold .................................................................         276,438
   Income receivables ..............................................................................         157,231
   Receivable for fund shares sold .................................................................           1,626
---------------------------------------------------------------------------------------------------------------------------
       TOTAL  ASSETS ...............................................................................     106,750,902
---------------------------------------------------------------------------------------------------------------------------

LIABILITIES
   Payable upon return of securities loaned ........................................................       1,573,609
   Payable for investments purchased ...............................................................         176,692
   Payable for fund shares redeemed ................................................................          56,481
   Payable to GEAM .................................................................................          54,834
---------------------------------------------------------------------------------------------------------------------------
       TOTAL LIABILITIES ...........................................................................       1,861,616
---------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                              $104,889,286
===========================================================================================================================

NET ASSETS CONSIST OF:
   Capital paid in .................................................................................     109,648,047
   Undistributed net investment income .............................................................         573,241
   Accumulated net realized loss ...................................................................     (15,606,634)
   Net unrealized appreciation on:
       Investments .................................................................................      10,274,632
---------------------------------------------------------------------------------------------------------------------------
NET ASSETS .........................................................................................    $104,889,286
===========================================================================================================================
Shares outstanding ($0.01 par value) ...............................................................       3,158,044
Net asset value per share ..........................................................................          $33.21

* Includes $1,534,443 of securities on loan.

See Notes to Financial Statements.

Statement of Operations
FOR THE SIX MONTHS ENDED JUNE 30, 2005 (UNAUDITED)

                                                                                              U.S.
                                                                                             EQUITY
                                                                                              FUND
---------------------------------------------------------------------------------------------------------------------------
IINVESTMENT INCOME
    INCOME:
      Dividend ......................................................................    $     893,110
      Interest* .....................................................................              360
      Interest from affliated investments ...........................................           14,582
      Less: Foreign taxes withheld ..................................................           (5,296)
---------------------------------------------------------------------------------------------------------------------------
    TOTAL INCOME ....................................................................          902,756
---------------------------------------------------------------------------------------------------------------------------
    EXPENSES:
      Advisory and administrative fees ..............................................          293,613
      Custody and accounting expenses ...............................................           20,533
      Professional fees .............................................................           11,402
      Transfer agent ................................................................              109
      Trustee's fees ................................................................            1,797
      Registration expenses .........................................................              444
      Other expenses ................................................................            7,485
---------------------------------------------------------------------------------------------------------------------------
    TOTAL EXPENSES ..................................................................          335,383
---------------------------------------------------------------------------------------------------------------------------
    NET INVESTMENT INCOME ...........................................................          567,373
===========================================================================================================================

NET REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS
      REALIZED GAIN ON:
         Investments ................................................................        2,849,798
         Futures ....................................................................           38,548
      INCREASE (DECREASE) IN UNREALIZED APPRECIATION/
         (DEPRECIATION) ON:
         Investments ................................................................       (4,819,692)
         Futures ....................................................................             (625)
         Foreign currency transactions ..............................................                1
---------------------------------------------------------------------------------------------------------------------------
      Net realized and unrealized loss on investments ...............................      (1,931,970)
---------------------------------------------------------------------------------------------------------------------------
    NET DECREASE IN NET ASSETS RESULTING
      FROM OPERATIONS ...............................................................      $(1,364,597)
===========================================================================================================================


* Income attributable to security lending activity, net of rebate expenses, was $360.


See Notes to Financial Statements.

Statements of
Changes in Net Assets
                                                                                                          U.S.
                                                                                                         EQUITY
                                                                                                          FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                                                            SIX MONTHS ENDED     YEAR ENDED
                                                                                              JUNE 30, 2005     DECEMBER 31,
                                                                                               (UNAUDITED)          2004
------------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investments income .............................................................    $    567,373      $  1,448,232
     Net realized gain on investments, futures, written options,
       foreign currency transactions and swaps ..........................................       2,888,346         3,405,421
     Net increase (decrease) in unrealized appreciation/(depreciation)
       on investments, futures, written options, foreign
       currency translation .............................................................      (4,820,316)        3,718,272
------------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from operations ............................................      (1,364,597)        8,571,925
------------------------------------------------------------------------------------------------------------------------------------
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income ..............................................................              --        (1,456,440)
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS ..................................................................              --        (1,456,440)
------------------------------------------------------------------------------------------------------------------------------------
   Increase (decrease) in net assets from operations and distributions ..................      (1,364,597)        7,115,485
------------------------------------------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
     Proceeds from sale of shares .......................................................       1,429,581         7,341,779
     Value of distributions reinvested ..................................................              --         1,456,454
     Cost of shares redeemed ............................................................      (7,721,175)      (17,491,217)
------------------------------------------------------------------------------------------------------------------------------------
     Net decrease from share  transactions ..............................................      (6,291,594)       (8,692,984)
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL DECREASE IN NET ASSETS .........................................................      (7,656,191)       (1,577,499)

NET ASSETS
   Beginning of period ..................................................................     112,545,477       114,122,976
------------------------------------------------------------------------------------------------------------------------------------
    End of period .......................................................................    $104,889,286      $112,545,477
====================================================================================================================================
UNDISTRIBUTED NET INVESTMENT INCOME, END OF PERIOD ......................................    $    573,241      $      5,868
------------------------------------------------------------------------------------------------------------------------------------
CHANGES IN PORTFOLIO SHARES
     Shares sold ........................................................................          43,287           230,695
     Issued for distributions reinvested ................................................              --            43,360
     Shares redeemed ....................................................................        (233,805)         (550,499)
------------------------------------------------------------------------------------------------------------------------------------
Net decrease in fund shares .............................................................        (190,518)         (276,444)
====================================================================================================================================


See Notes to Financial Statements.

Notes to Financial Statements                          June 30, 2005 (unaudited)
--------------------------------------------------------------------------------


1.   ORGANIZATION OF THE COMPANY

GE Investments Funds, Inc. (the "Company") was incorporated under the laws of the Commonwealth of Virginia on May 14, 1984 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Company is comprised of fourteen investment portfolios (collectively the "Funds"), although only the following twelve are currently being offered: U.S. Equity Fund, (the "Fund") S&P 500 Index Fund, Premier Growth Equity Fund, Value Equity Fund, Mid-Cap Equity Fund, Small-Cap Value Equity Fund, International Equity Fund, Total Return Fund, Global Income Fund, Income Fund, Money Market Fund and Real Estate Securities Fund.

Shares of the Company are offered only to insurance company separate accounts that fund certain variable life insurance contracts and variable annuity contracts. These insurance companies may include insurance companies affiliated with GE Asset Management Incorporated ("GEAM"), the investment adviser and administrator of each of the Funds.

As of June 30, 2005, GE Life and Annuity Assurance Company ("GE Life") and General Electric Capital Assurance Company, each an affiliated insurance company, controlled the Funds by ownership, through separate accounts, of virtually all of the Funds' shares of beneficial interest.


2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions at the date of the financial statements. Actual results may differ from those estimates.

The following summarizes the significant accounting policies of the Company:

SECURITY VALUATION AND TRANSACTIONS for which exchange quotations are readily available are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price. Securities listed on the NASDAQ will be valued at the NASDAQ's official close price. Certain fixed income securities are valued by a dealer or by a pricing service based upon a matrix system, which considers market transactions as well as dealer supplied valuations. Short-term investments maturing within sixty days are valued at amortized cost. If quotations are not readily available for a portfolio security, or if it is believed that a quotation or other market price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Fund's Board of Directors that are designed to establish its "fair value". These procedures require that the fair value of a security be established by the valuation committee. The fair value committee follows different protocols for different types of investments and circumstances.

Foreign securities may be valued with the assistance of an independent fair value pricing service in circumstances where it is believed that they have been or would be materially affected by events occurring after the close of the portfolio security's primary market and before the close of regular trading on the NYSE. This independent fair value pricing service uses a computerized system to appraise affected securities and portfolios taking into consideration various factors and the fair value of such securities may be something other than the last available quotation or other market price. GE Asset Management may also separately monitor portfolio securities and, consistent with the Fund's fair value procedures, apply a different value to a portfolio security than would be applied had it been priced using market quotations or by an independent fair value pricing service.

Determining the fair value of securities involves the application of both subjective and objective considerations. Security values may differ depending on the methodology used to determine their values, and may differ from the last quoted sale or closing price. No assurance can be given that use of these fair value procedures will always better represent the price at which a Fund could sell the affected portfolio security.

Security transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

REPURCHASE AGREEMENTS The Fund may enter into repurchase agreements. The Fund's or a third party custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Fund. The Fund values the underlying collateral daily on a

Notes to Financial Statements                          June 30, 2005 (unaudited)
--------------------------------------------------------------------------------


mark-to-market basis to determine that the value, including accrued interest, is at least equal to 102% of the repurchase price. In the event the seller defaults and the value of the security declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

SECURITY LENDING The Fund may loan securities to brokers, dealers, and financial institutions determined by GEAM to be creditworthy, subject to certain limitations. The Fund continues to receive the interest and dividends on the loaned securities during the term of the loan. The loans of securities are secured by collateral in the form of cash or other liquid assets, which are segregated and maintained with the custodian in an amount at least equal to 102% of the current market value of the loaned securities. During the term of the loan, the Fund will record any gain or loss in the market value of its loaned securities and of securities in which cash collateral is invested. The Fund will also earn interest, net of any rebate, from securities in which cash collateral is invested. In the event the counterparty (borrower) does not meet its contracted obligation to return the securities, the Fund may be exposed to the risk of loss of reacquiring the loaned securities at prevailing market prices using the proceeds of the sale of the collateral.

FOREIGN CURRENCY Accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period. Such fluctuations are included in the net realized or unrealized gain or loss from investments. Net realized gains or losses on foreign currency transactions represent net gains or losses on sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income and withholding taxes accrued and the U.S. dollar amount actually received or paid, and gains or losses between the trade and settlement date on purchases and sales of securities. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases or decreases in unrealized appreciation/depreciation on foreign currency related transactions.

FUTURES CONTRACTS The Fund may invest in interest rate, financial or stock or bond index futures contracts subject to certain limitations. The Fund may invest in futures contracts to manage its exposure to the stock and bond markets and fluctuations in currency values. Buying futures tends to increase the Fund's exposure to the underlying instrument while selling futures tends to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. The Fund will not enter into a transaction involving futures for speculative purposes. The Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the fair value of the underlying security.
The Fund records an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Fund recognizes a realized gain or loss on the expiration or closing of a futures contract.

OPTIONS The Fund may purchase and write options, subject to certain limitations. The Fund may invest in options contracts to manage their exposure to the stock and bond markets and fluctuations in foreign currency values. Writing puts and buying calls tend to increase the Fund's exposure to the underlying instrument while buying puts and writing calls tend to decrease the Fund's exposure to the underlying

Notes to Financial Statements                          June 30, 2005 (unaudited)
--------------------------------------------------------------------------------


instrument, or hedge other Fund investments. The Fund will not enter into a transaction involving options for speculative purposes. The Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Options are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price.

When the Fund writes an option, the amount of the premium received is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase, as a realized loss. When an option is exercised, the proceeds from the sale of the underlying security or the cost basis of the securities purchased is adjusted by the original premium received or paid.

INVESTMENTS IN FOREIGN MARKETS Investments in foreign markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, tariffs and taxes, subject to delays in settlements, and their prices may be more volatile.

The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based upon net investment income, net realized gains and net unrealized appreciation as income and/or capital gains are earned.

INCOME TAXES The Fund intends to comply with all sections of the Internal Revenue Code applicable to regulated investment companies including the distribution of substantially all of their taxable net investment income and net realized capital gains to their shareholders. Therefore, no provision for federal income tax has been made. The Fund is treated as a separate taxpayer for federal income tax purposes.


At June 30, 2005, information on the tax components of capital is as follows:

                                                                                                   Net Tax
                   Cost of                  Gross Tax                  Gross Tax                 Unrealized
               Investments for             Unrealized                 Unrealized                Appreciation
                Tax Purposes              Appreciation               Depreciation              on Investments
---------------------------------------------------------------------------------------------------------------------------
                $100,507,441               $8,677,987                $(2,869,821)               $5,808,166


As of December 31, 2004, the Fund has the capital loss carryover as indicated below. The capital loss carryover is available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income.

                   Amount                    Expires
--------------------------------------------------------------------------------

                $2,587,920                   12/31/09
                 6,357,685                   12/31/10
                 5,082,284                   12/31/11

During the year ended December 31, 2004, the Fund utilized approximately $2,316,369 of capital loss carryovers.

Any net capital and currency losses incurred after October 31, within the Fund's tax year, are deemed to arise on the first day of the Fund's next tax year if the Fund so elects to defer such losses.

The Fund had no losses incurred after October 31, 2004.

The tax composition of distributions paid (other than return of capital distributions for the year) during the year ended December 31, 2004 was as follows:

Notes to Financial Statements                          June 30, 2005 (unaudited)
--------------------------------------------------------------------------------


           Ordinary          Long-Term
            Income         Capital Gains       Total
--------------------------------------------------------------------------------
          $1,456,440          $  --         $1,456,440

DISTRIBUTIONS TO SHAREHOLDERS The Fund declares and pays dividends from net investment income annually. The Fund declares and pays net realized capital gains in excess of capital loss carryforwards distributions annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include (but are not limited to) futures, treatment of realized and unrealized gains and losses on forward foreign currency contracts and losses deferred due to wash sale transactions. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or the net asset value of the Fund. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

INVESTMENT INCOME Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions, which are recorded as soon after ex-dividend date as such information becomes available. Interest income is recorded on the accrual basis. All discounts and premiums on taxable bonds are accreted to call or maturity date, whichever is shorter, using the effective yield method.

EXPENSES Expenses of the Company which are directly identifiable to one of the Funds are allocated to that portfolio. Expenses which are not directly identifiable to one of the Funds are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expenses and relative sizes of the Funds. All expenses of the Fund are paid by GEAM and reimbursed by the Fund.

3.   LINE OF CREDIT

Effective December 15, 2004, and expiring December 14, 2005, the Company shares a revolving credit facility of up to $25 million with a number of its affiliates. The credit facility is with its custodian bank, State Street Bank and Trust Company. The revolving credit facility requires the payment of a commitment fee equal to 0.09% per annum on the daily unused portion of the credit facility, payable quarterly. The portion borne by the Funds generally is borne proportionally based upon net assets. Generally, borrowings under the credit facility would accrue interest at the Federal Funds Rate plus 50 basis points and is borne by the borrowing Fund. The maximum amount allowed to be borrowed by any one Fund is the lesser of its prospectus limitation, 20% of its net assets, or $25 million. The credit facility was not utilized by the Company during the period ended June 30, 2005.

4.   AMOUNTS PAID TO AFFILIATES

ADVISORY AND ADMINISTRATION FEES GEAM, a registered investment adviser, was retained by the Company's Board of Directors effective May 1, 1997 to act as investment adviser and administrator of the Fund. Compensation of GEAM for investment advisory and administrative services is paid monthly based on the average daily net assets of the Fund at an annualized rate of .55%.

Effective January 1, 2002, GECIS (General Electric Capital International Services) began performing certain accounting and certain administration services previously provided by an unaffiliated service provider. For the six-month period ending June 30, 2005, $1,726 was charged to the Fund. Administrative services not performed by GEAM or GECIS were provided by an unaffiliated service provider.

ADVISORY AND ADMINISTRATIVE AGREEMENT RENEWAL

The Board of Directors, including the independent directors, of the GE Investments Funds, Inc. unanimously approved the continuance of the investment advisory agreement between each Fund and GE Asset Management Incorporated ("GEAM") at a meeting held on December 3, 2004.

In considering whether to approve the investment advisory agreement of the Fund, the Board (including the independent directors) considered and discussed a substantial amount of information and analysis prepared by GEAM at the Board's request. The Board also considered detailed information regarding performance and expenses of other investment companies with similar investment objectives and sizes, which was prepared by an independent third party provider, Lipper Inc. The Board reviewed the fees charged by GEAM for investment products other than mutual funds that employ the same

Notes to Financial Statements                          June 30, 2005 (unaudited)
--------------------------------------------------------------------------------


investment strategies as the Fund. Before approving the Funds' advisory agreement, the independent directors reviewed the proposed continuance of the agreement with management of GEAM and with experienced legal counsel who is independent of GEAM and the GE Investments Funds, Inc. That legal counsel prepared a memorandum discussing the legal standards for the consideration of the proposed continuance. The independent directors also discussed the proposed continuance in a private session with their independent legal counsel at which no representative of GEAM was present. In determining to continue the agreement with respect to the Fund, the directors considered all factors they believed relevant, including the factors discussed below.

In their deliberations, the directors did not identify any particular information that was all-important or controlling, and each director attributed different weights to the various factors.

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY
THE MANAGER

The Board reviewed the services provided by GEAM and the independent directors concurred that GEAM provides high quality advisory and administrative services because of the level of research, analysis, investment discipline and other services, such as securities trading, provided to the Fund. The independent directors specifically considered the favorable attributes of GEAM, including an investment philosophy oriented toward long-term performance, the processes used for selecting investments, selecting brokers and for compliance activities, and the quality of the investment professionals employed by GEAM. The Board noted that the Fund represents only a small portion of the overall assets managed by GEAM, but the Funds benefit from a full array of services and resources provided by GEAM.

INVESTMENT PERFORMANCE

The Board reviewed detailed performance information for the Fund for various periods, which it also monitors as part of its regular quarterly Board meetings. The Board also reviewed detailed comparisons of the performance of the Funds with relevant securities indexes and various peer groups of mutual funds prepared by Lipper with respect to various periods. GEAM discussed in detail its investment process, focusing on the Fund's investment objective, the number and experience of portfolio management personnel, the investment style and approach employed, the likely market cycles for the investment style, and recent performance in light of GEAM's commitment to long-term satisfactory performance with respect to the Fund's investment objective and investment approach. The Board and the independent directors concluded that the Fund's performance was acceptable over the relevant periods, particularly from a longer-term perspective, which the Board believes is most relevant.

COSTS OF SERVICES PROVIDED AND PROFITABILITY

At the request of the independent directors, GEAM provided information concerning the profitability of GEAM's investment advisory and investment company activities and its financial condition for various past periods. The directors considered the profit margin information for GEAM's investment company business as a whole, as well as GEAM's profitability data for the Fund. The directors reviewed GEAM's assumptions and the methods of cost allocation used by GEAM in preparing the profitability data. GEAM stated its belief that the methods of allocation used were reasonable and consistent across its business.

The directors also examined the fee and expense ratios for the Fund and observed that GEAM's figures were at or below the applicable peer group. The directors noted the additional services provided by GEAM to the Fund compared to other investment products managed by GEAM.

The directors recognized that GEAM should be entitled to earn a reasonable level of profits for the services it provides to the Fund and, based on their review, concluded that they were satisfied that GEAM's level of profitability from its relationship with the Fund was not unreasonable or excessive.

ECONOMIES OF SCALE

The Board considered the extent to which economies of scale would be realized as the Fund grows, and whether fee levels reflect these economies of scale for the benefit of Fund investors. The independent directors did not disagree with GEAM's assertion that the comparatively lower fees it has charged to the Fund since inception means that GEAM is already sharing the low-fee benefits of larger asset sizes compared to having charged higher fees on lower asset levels for the Fund when newer. The

Notes to Financial Statements                          June 30, 2005 (unaudited)
--------------------------------------------------------------------------------


Board recognized the benefits to the Fund of GEAM's past investment in the Funds' operations through those lower fees.

FALL-OUT FINANCIAL BENEFITS

The Board and the independent directors considered other actual and potential financial benefits to GEAM in concluding that the contractual advisory fees are reasonable for the Fund. An example of those benefits would be the soft dollars generated by portfolio transactions by the Fund. The Board noted, however, that the Fund benefits from the vast array of resources available through GEAM and that the Fund represents only a small portion of the overall assets managed by GEAM.

CONCLUSION

The Board and the independent directors separately concluded that the renewal of the advisory agreement was in the best interest of the shareholders of the Fund.

DIRECTORS' COMPENSATION The Fund pays no compensation to their directors who are officers or employees of GEAM or its affiliates. Directors who are not such officers or employees also serve in a similar capacity for other funds advised by GEAM. Compensation paid to unaffiliated directors are reflected on the Statement of Operations. These fees are allocated pro rata across all of the mutual fund platforms and share classes served by the directors, including the Fund, and are based upon the relative net assets of each Fund within such platforms. (For additional information about directors compensation please refer to the Statement of Additional Information.)

5.   INVESTMENT TRANSACTIONS

PURCHASES AND SALES OF SECURITIES The cost of purchases and the proceeds from sales of investments, other than short-term securities and options, for the period ended June 30, 2005 were as follows:

                 Purchases               Sales
--------------------------------------------------------------------------------
                $15,083,262           $19,810,037

SECURITY LENDING At June 30, 2005, the Fund participated in securities lending:

                  Loaned
              securities at              Cash
               market value           Collateral
--------------------------------------------------------------------------------
                $1,534,443            $1,573,609

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------


INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS:

The business and affairs of the Company are managed under the direction of the Company's Board of Directors. Information pertaining to the Directors and officers of the Company is set forth below.


INTERESTED DIRECTORS AND EXECUTIVE OFFICERS

--------------------------------------------------------------------------------
MICHAEL J. COSGROVE
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    56

POSITION(S) HELD WITH FUND Chairman of the Board and President

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 8 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Executive Vice President - Chief Commercial Officer of GEAM (formerly President, GE Asset Management Services division ("GEAMS") of GE Financial Assurance Holdings, Inc., an indirect wholly-owned subsidiary of General Electric Company ("GE")), since February 1997; Vice President, GE Capital Corporation, an indirect wholly-owned subsidiary of GE, since December 1999; Executive Vice President - Sales and Marketing of GEAM, a wholly-owned subsidiary of GE that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, since March 1993; Director of GEAM since 1988.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    49

OTHER DIRECTORSHIPS HELD BY DIRECTOR Chairman of the Board and President of GE Funds since 1993, and GE Institutional Funds and GE LifeStyle Funds since their inception; Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since 1988; Trustee of Fordham University since 2003 and Marymount College from 1994 through 2002.


--------------------------------------------------------------------------------
ALAN M. LEWIS
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    58

POSITION(S) HELD WITH FUND    Director and Executive Vice President

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 5 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS    Executive Vice President,
General Counsel and Secretary of GEAM since 1987

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    49

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee and Executive Vice President of GE Funds, GE Institutional Funds and GE LifeStyle Funds since their inception. Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since 1987.

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
ROBERT HERLIHY
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    38

POSITION(S) HELD WITH FUND    Treasurer

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 3 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Manager of Mutual Fund Operations at GEAM since March 2002; from August 1999 to March 2002, Mr. Herlihy was a manager in the Investment Company Services Group of PricewaterhouseCoopers LLP, New York; from September 1998 to August 1999 a Supervisor in the Investment Company Group at McGladrey & Pullen LLP (Acquired by PricewaterhouseCoopers LLP in August 1999); from June 1996 to September 1998 a Manager of Audit Services at Condon O'Meara McGinty & Donnelly LLP. Treasurer of GE Funds, GE Lifestyle Funds, GE Institutional Funds, Elfun Funds, and GE Savings & Security Funds since June 2002.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR    N/A


--------------------------------------------------------------------------------
MATTHEW J. SIMPSON
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    44

POSITION(S) HELD WITH FUND    Vice President and Secretary

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 8 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Senior Vice President and General Counsel - Marketing and Client Services (formerly Asset Management Services), at GEAM and Senior Vice President and General Counsel of GEAMS since February 1997; from October 1992 to February 1997, Vice President and Associate General Counsel of GEAM; Secretary of GE Funds since 1993 and Vice President since September 2003; Secretary of GE Institutional Funds and GE LifeStyle Funds since their inception and Vice President since September 2003; Assistant Secretary of Elfun Funds and GE Savings & Security Funds since 1998 and Vice President since October 2003.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR    N/A


--------------------------------------------------------------------------------
JEANNE M. LAPORTA
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    39

POSITION(S) HELD WITH FUND    Vice President and Assistant Secretary

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 1 year

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Vice President and Associate General Counsel - Marketing and Client Services (formerly Asset Management Services) at GEAM since May 1997; Vice President and Assistant Secretary of GE Funds, GE Institutional Funds and GE LifeStyle Funds since September 2003; Vice President and Assistant Secretary of Elfun Funds and GE Savings & Security Funds since October 2003.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR    N/A

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------


NON-INTERESTED DIRECTORS
--------------------------------------------------------------------------------
JOHN R. COSTANTINO
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    59

POSITION(S) HELD WITH FUND    Director

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 8 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS    Managing Director, Walden
Partners, Ltd., consultants and investors, since August 1992.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    41

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds since 1993, GE Institutional Funds and GE LifeStyle Funds since their inception; Trustee of Fordham University since 2002 and Marymount College from 2001 through 2002; Neuroscience Research Institute since 1986; Diocesan Finance Counsel of the Dioceses of Brooklyn & Queens since 2001; Gregorian University Foundation since 1994.


--------------------------------------------------------------------------------
WILLIAM J. LUCAS
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    57

POSITION(S) HELD WITH FUND    Director

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 8 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Vice President and Treasurer of Fairfield University since 1983.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    41

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds since 1993, and GE Institutional Funds and GE LifeStyle Funds since their inception.


--------------------------------------------------------------------------------
ROBERT P. QUINN
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    69

POSITION(S) HELD WITH FUND    Director

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 8 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS    Retired since 1983 from
Salomon Brothers Inc.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    41

OTHER DIRECTORSHIPS HELD BY DIRECTOR GP Financial Corp, holding company; The Greenpoint Savings Bank, a financial institution. Trustee of GE Funds since 1993, and GE Institutional Funds and GE LifeStyle Funds since their inception.


--------------------------------------------------------------------------------
PROXY VOTING POLICIES AND PROCEDURES
You may request without charge a description of the Trust's policies and procedures for voting proxies related to the Funds' portfolio securities by calling 1-800-242-0134. You may also view a description of those policies and procedures on the Funds' website at http://www.gefunds.com or on the SEC's website at http://www.sec.gov.

Investment Team
--------------------------------------------------------------------------------


INVESTMENT ADVISER AND ADMINISTRATOR
GE Asset Management Incorporated

BOARD OF DIRECTORS
Michael J.Cosgrove, CHAIRMAN
John R. Costantino
Alan M. Lewis
William J. Lucas
Robert P. Quinn


SECRETARY
Matthew J. Simpson


TREASURER
Robert Herlihy


ASSISTANT TREASURER
Christopher M. Isaacs

DISTRIBUTOR
GE Investment Distributors, Inc.
Member NASD and SIPC


COUNSEL
Sutherland, Asbill & Brennan, LLP


CUSTODIAN
State Street Bank & Trust Company

Independent Registered Public
Accounting Firm
KPMG LLP


OFFICERS OF THE INVESTMENT ADVISER
John H. Myers, Chief Executive Officer
David B. Carlson, EVP, Domestic Equities
Michael J. Cosgrove, EVP, Chief Commercial Officer
Kathryn Karlic, EVP, Fixed Income
Ralph R. Layman, EVP, International Equities
Alan M. Lewis, EVP, General Counsel and Secretary
Robert A. MacDougall, EVP, Fixed Income
Don W. Torey, EVP, Alternative Investments and Real Estate
John J. Walker, EVP, Chief Financial Officer

                      [This page intentionally left blank.]

GE Investments Funds, Inc.

S&P 500 Index Fund




Semi-Annual Report

JUNE 30, 2005


[LOGO OMITTED]

GE Investments Funds, Inc.
S&P 500 Index Fund                                                      Contents
--------------------------------------------------------------------------------

MANAGER REVIEW AND SCHEDULE OF INVESTMENTS ............................      1

NOTES TO PERFORMANCE ..................................................     11

NOTES TO SCHEDULE OF INVESTMENTS ......................................     11

FINANCIAL STATEMENTS

     Financial Highlights .............................................     12

     Statement of Assets and Liabilities ..............................     13

     Statement of Operations ..........................................     14

     Statements of Changes in Net Assets ..............................     15

     Notes to Financial Statements ....................................     16

ADDITIONAL INFORMATION ................................................     22

INVESTMENT TEAM .......................................................     25



This report is prepared for Policyholders of certain variable contracts and may be distributed to others only if preceded or accompanied by the variable contract's current prospectus and the current prospectus of the Funds available for investments thereunder.

S&P 500 Index Fund                                                           Q&A
--------------------------------------------------------------------------------


SSGA FUNDS MANAGEMENT, INC. ("SSGA FM") IS THE SUB-ADVISER FOR THE S&P 500 INDEX FUND. SSGA IS ONE OF THE STATE STREET GLOBAL ADVISORS COMPANIES, WHICH CONSTITUTE THE INVESTMENT MANAGEMENT BUSINESS OF STATE STREET CORPORATION. STATE STREET GLOBAL ADVISORS HAS BEEN IN THE BUSINESS OF PROVIDING INVESTMENT ADVISORY SERVICES SINCE 1978. SSGA FM WAS FORMED IN MAY 2001 AS A RESULT OF A CHANGE IN FEDERAL LAW. THE FUND IS MANAGED BY A TEAM OF PORTFOLIO MANAGERS COMPOSED OF THE FOLLOWING MEMBERS: KARL SCHNEIDER, JAMES MAY, MICHAEL FEEHILY, TOM RAWLINGS, AND DAVID CHIN.

KARL SCHNEIDER, LEAD PORTFOLIO MANAGER FOR THE FUND, IS A PRINCIPAL OF STATE STREET GLOBAL ADVISORS, SSGA FM AND A PORTFOLIO MANAGER WITHIN THE GLOBAL STRUCTURED PRODUCTS GROUP. HE JOINED STATE STREET IN 1996 AND CURRENTLY MANAGES THE FIRM'S COMMINGLED WILSHIRE 5000, WILSHIRE 4500, AND RUSSELL 2000 FUNDS, AS WELL AS OTHER COMMINGLED AND SEPARATELY MANAGED DOMESTIC AND INTERNATIONAL FUNDS. PRIOR TO JOINING THE GLOBAL STRUCTURED PRODUCTS GROUP, KARL WORKED AS A PORTFOLIO MANAGER IN SSGA'S CURRENCY MANAGEMENT GROUP, MANAGING BOTH ACTIVE CURRENCY SELECTION AND TRADITIONAL PASSIVE HEDGING OVERLAY PORTFOLIOS. PRIOR TO THIS, HE WORKED AS AN ANALYST IN STATE STREET'S PROCESS ENGINEERING DIVISION WHERE HE BOTH ASSISTED AND LED A NUMBER OF INTERNAL CONSULTING ENGAGEMENTS AIMED AT IMPROVING OPERATIONAL EFFICIENCIES WITHIN THE CUSTODY BANK. KARL HOLDS A BACHELOR OF SCIENCE DEGREE IN FINANCE AND INVESTMENTS FROM BABSON COLLEGE AND ALSO A MASTER OF SCIENCE DEGREE IN FINANCE FROM THE CARROLL SCHOOL OF MANAGEMENT AT BOSTON COLLEGE. ADDITIONALLY, HE HOLDS A SERIES 3 LICENSE FROM THE NATIONAL FUTURES ASSOCIATION.

JAMES MAY IS A PRINCIPAL OF STATE STREET GLOBAL ADVISORS, SSGA FM AND A SENIOR PORTFOLIO MANAGER IN THE FIRM'S GLOBAL STRUCTURED PRODUCTS GROUP. HE MANAGES A VARIETY OF PORTFOLIOS FOR THE DEVELOPED MARKETS TEAM BENCHMARKED TO INDEXES INCLUDING MSCI, STANDARD & POOR'S, AND RUSSELL. JIM IS ALSO RESPONSIBLE FOR MANAGING SEVERAL MUTUAL FUNDS. JIM JOINED SSGA IN 1991. PRIOR TO THE GLOBAL STRUCTURED PRODUCTS GROUP, JIM WORKED IN THE FIRM'S PASSIVE U.S. EQUITY OPERATIONS DEPARTMENT AS A SENIOR ANALYST. AS A MEMBER OF THE DEVELOPED MARKETS TEAM, HE WORKED ON THE FORMULATION OF TRADING STRATEGIES FOR INDEX CHANGE TRADES, RUSSELL RECONSTITUTION, AND MSCI QUARTERLY REBALANCING AND PROVISIONAL TRADES. JIM ALSO SERVED ON THE RUSSELL 1000 ADVISORY COMMITTEE AT THE NEW YORK BOARD OF TRADE. HE HAS BEEN WORKING IN THE INVESTMENT MANAGEMENT FIELD SINCE 1989 WHEN HE JOINED STATE STREET CORPORATION'S CUSTODY OPERATION. JIM HOLDS AN MBA FROM BOSTON COLLEGE AND A BS IN FINANCE FROM BENTLEY COLLEGE, AND EARNED THE CHARTERED FINANCIAL ANALYST DESIGNATION. HE IS A MEMBER OF THE BOSTON SECURITY ANALYSTS SOCIETY AND THE ASSOCIATION FOR INVESTMENT MANAGEMENT AND RESEARCH
(AIMR).

MICHAEL FEEHILY IS A PRINCIPAL OF STATE STREET GLOBAL ADVISORS, SSGA FM AND HEAD OF THE U.S. EQUITY TEAM WITHIN THE GLOBAL STRUCTURED PRODUCTS GROUP. MIKE IS RESPONSIBLE FOR OVERSEEING THE MANAGEMENT OF ALL U.S. EQUITY INDEX FUNDS FOR STATE STREET GLOBAL ADVISORS. HE ALSO SERVES AS PORTFOLIO MANAGER FOR SEVERAL MUTUAL FUNDS, IN ADDITION TO SEVERAL OTHER COMMINGLED AND SEPARATELY MANAGED PRODUCTS. MIKE JOINED SSGA IN 1997, INITIALLY WORKING IN THE PERFORMANCE AND ANALYTICS GROUP. PRECEDING THIS, HE WAS PART OF THE GLOBAL OPERATIONS DEPARTMENT OF STATE STREET CORPORATION WHERE HE HELPED TO DEVELOP PRIVATE EDGE, A PROPRIETARY APPLICATION USED TO ANALYZE VENTURE CAPITAL, REAL ESTATE, AND OTHER PRIVATE INVESTMENTS. MIKE HAS BEEN WORKING IN THE INVESTMENT MANAGEMENT FIELD SINCE 1992. MIKE HOLDS A BACHELOR OF SCIENCE DEGREE IN FINANCE, INVESTMENTS, AND ECONOMICS FROM BABSON COLLEGE AND AN MBA IN FINANCE FROM BENTLEY COLLEGE. HE EARNED THE CHARTERED FINANCIAL ANALYST DESIGNATION, AND IS A MEMBER OF THE BOSTON SECURITY ANALYSTS SOCIETY AND THE ASSOCIATION FOR INVESTMENT MANAGEMENT AND RESEARCH (AIMR).

TOM RAWLINGS IS A PRINCIPAL AT STATE STREET GLOBAL ADVISORS, SSGA FM AND A PORTFOLIO MANAGER IN THE GLOBAL STRUCTURED PRODUCTS GROUP. THROUGHOUT HIS CAREER TOM HAS MANAGED A WIDE VARIETY OF FUNDS, RANGING FROM EMERGING MARKETS TO THE US MARKET. TOM'S CURRENT FOCUS AREAS INCLUDE FUNDS BENCHMARKED TO THE STANDARD AND POOR'S, DOW JONES, AND RUSSELL INDICES. IN ADDITION TO HIS FUND RESPONSIBILITIES, TOM HAS WORKED ON FORMULATING TRADE STRATEGIES FOR INDEX CHANGES, AND THE RUSSELL RECONSTITUTION, AND HAS WORKED ON SEVERAL PROJECT GROUPS FOCUSING ON PROCESS EFFICIENCY, REVIEW, AND RECOVERY SERVICES. TOM ALSO CONDUCTS OPTIMIZATION ANALYSIS FOR SOCIALLY SCREENED PORTFOLIOS, AND PERFORMS ANALYSIS FOR GENERAL RESEARCH TOPICS WITHIN THE GLOBAL STRUCTURED PRODUCTS GROUP. PRIOR TO TOM'S CURRENT POSITION, HE WAS THE EQUITY TECHNICAL SUPPORT ANALYST IN THE OPERATIONS GROUP. IN THIS ROLE TOM'S RESPONSIBILITIES INCLUDED PROJECT MANAGEMENT, TECHNICAL ASSISTANCE AND TRAINING, AND PROGRAMMING AND OPERATIONS PROCESS REVIEW WORLDWIDE. TOM HOLDS A BS IN MANAGEMENT WITH A CONCENTRATION IN FINANCE FROM THE UNIVERSITY OF MASSACHUSETTS, BOSTON, AND

S&P 500 Index Fund                                                           Q&A
--------------------------------------------------------------------------------


HOLDS HIS MBA IN MANAGEMENT FROM BOSTON UNIVERSITY, WHERE HE CONCENTRATED IN CORPORATE FINANCIAL MANAGEMENT AND FINANCIAL INSTITUTIONS ANALYSIS. TOM HAS BEEN WORKING IN THE INVESTMENT MANAGEMENT FIELD SINCE HE JOINED SSGA IN DECEMBER 1995.

DAVID CHIN IS A PRINCIPAL AND SENIOR PORTFOLIO MANAGER IN THE GLOBAL STRUCTURED PRODUCTS GROUP AT STATE STREET GLOBAL ADVISORS AND SSGA FM. HE IS RESPONSIBLE FOR MANAGING BOTH U.S. AND INTERNATIONAL FUNDS. PRIOR TO JOINING SSGA IN 1999, DAVID WAS A PRODUCT ANALYST IN THE ANALYTICAL SERVICES GROUP AT FRANK RUSSELL COMPANY. BEFORE THIS, HE WORKED AT ONESOURCE INFORMATION SYSTEMS DEVELOPING INVESTMENT SOFTWARE. PRECEDING THIS, HE WAS AFFILIATED WITH PANAGORA ASSET MANAGEMENT IN THE RESEARCH AND DEVELOPMENT GROUP CREATING QUANTITATIVE INVESTMENT MODELS FOR INTERNATIONAL EQUITIES. DAVID HAS BEEN WORKING IN THE INVESTMENT MANAGEMENT FIELD SINCE 1992. DAVID HOLDS A BS IN MANAGEMENT INFORMATION SYSTEMS FROM THE UNIVERSITY OF MASSACHUSETTS/BOSTON AND AN MBA FROM THE UNIVERSITY OF ARIZONA.

Q. HOW DID THE S&P 500 INDEX FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2005?

A. For the six-month period ended June 30, 2005, the S&P 500 Index Fund returned (0.99)%. The S&P 500 Index, the Fund's benchmark, returned (0.81)% and the Fund's Lipper peer group of 52 of S&P 500 Index Objective Funds returned an average of (0.96)% for the same period.

Q.  WHY DID THE FUND UNDERPERFORM ITS BENCHMARK?

A. The Fund slightly underperformed its benchmark due to the investment of Fund cash flows and Fund fees and expenses.

Q.  WHAT MARKET CONDITIONS IMPACTED FUND PERFORMANCE?

A. The S&P 500 rose 1.37% for the second quarter bringing the 2005 return to (0.81)%. After a lackluster first quarter but a slightly sunnier spring, the U.S. equity markets consolidated in June. Crude oil futures topped the $60 mark for the first time, and investors hoping for an indication that the U.S. Federal Reserve would end its steady rate-hiking campaign were disappointed. Still, bonds remained resilient, keeping equities attractive on a relative basis.

Q. WHAT INVESTMENT STRATEGIES AND TECHNIQUES EMPLOYED BY THE FUND IMPACTED PERFORMANCE?

A. We are utilizing a full replication strategy to manage the Fund. With this strategy, all 500 constituents of the S&P 500 Index are owned by the Fund in the approximate capitalization weight of the Index. Cash is generally held to less than 5% of the total portfolio value, and is equitized using S&P 500 Index futures contracts. This methodology has provided consistent tracking.

Q.  WHICH STOCKS/SECTORS HAVE YOU LIKED?

A. By utilizing a passive, full replication investment style, the fund owns the same stocks and sectors in approximately the same weights as the S&P 500 Index. As of June 30th, 2005, the four largest sectors in the S&P 500 Index were Financials (20.3%), Information Technology (15.1%), Healthcare (13.4%) and Consumer Discretionary (11.4%).

Q.  DID THE WEIGHTINGS/COUNTRY ALLOCATION OF THE FUND CHANGE?

A. By utilizing a passive, full replication investment style, the Fund owns the same stocks and sectors in approximately the same weights as the S&P 500 Index.

Q.  WHICH STOCKS/SECTORS HAVE PERFORMED WELL? WHICH HAVE NOT PERFORMED WELL?

A. The top five returning stocks for the last six months were Valero Energy (+74%), EOG Resources (+59%), LSI Logic (+54%), Unocal Corp (+51%) and KB Home (+46%). The bottom five returning stocks for the first half of 2005 were JDS Uniphase (-52%), Avaya Inc (-51%), Delta Airlines (-49%), Biogen Idec (-48%), and Delphi Corp (-47%). The highest returning sectors for the last six months were Energy (+23%) and Utilities (+15%). The lowest returning sectors were Materials (-7%) and Consumer Discretionary (-6%).

Q.  WHAT WERE THE MAJOR BUYS AND SELLS FOR THE QUARTER AND WHY?

A. For the 2nd quarter of 2005, there were no additions or deletions within the S&P 500 Index.

S&P 500 Index Fund
--------------------------------------------------------------------------------
                                              Understanding Your Fund's Expenses


As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended June 30, 2005.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses Paid During Period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.

JANUARY 1, 2005 - JUNE 30, 2005
---------------------------------------------------------------------------------------------------------------------------
                                     ACCOUNT VALUE AT                   ACCOUNT VALUE                     EXPENSES
                                     THE BEGINNING OF                   AT THE END OF                    PAID DURING
                                      THE PERIOD ($)                    THE PERIOD ($)                 THE PERIOD ($)*
---------------------------------------------------------------------------------------------------------------------------
Actual Fund Return**                     1,000.00                           990.13                           1.99
---------------------------------------------------------------------------------------------------------------------------
Hypothetical 5% Return
   (2.5% for the period)                 1,000.00                         1,022.51                           2.04
---------------------------------------------------------------------------------------------------------------------------

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.41% (FROM PERIOD JANUARY 1, 2005 - JUNE 30, 2005), MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 181/365 (TO REFLECT THE SIX-MONTH PERIOD).

**  ACTUAL FUND RETURN FOR SIX-MONTH PERIOD ENDED JUNE 30, 2005 WAS (0.99)%.

S&P 500 Index Fund                                                   (unaudited)
--------------------------------------------------------------------------------


CHANGE IN VALUE
OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

[Line chart omitted -- plot points are as follows:]

                        S&P 500 Index Fund           S&P 500 Index

06/01/95                    10,000                     10,000
12/01/95                    11,396                     11,439
12/01/96                    14,189                     14,084
12/01/97                    18,492                     18,772
12/01/98                    23,715                     24,159
12/01/99                    28,603                     29,249
12/01/00                    25,907                     26,563
12/01/01                    22,729                     23,399
12/01/02                    17,645                     18,227
12/01/03                    22,634                     23,463
12/01/04                    25,002                     26,017
06/01/05                    24,755                     25,806


AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED JUNE 30, 2005
--------------------------------------------------------------------------------

                              SIX      ONE     FIVE       TEN
                            MONTHS    YEAR     YEAR      YEAR
--------------------------------------------------------------------------------
S&P 500 Index Fund           -0.99%    5.96%   -2.73%     9.49%
--------------------------------------------------------------------------------
S&P 500 Index                -0.81%    6.33%   -2.38%     9.94%
--------------------------------------------------------------------------------
Lipper peer group average*   -0.96%    5.95%   -2.70%     9.60%
--------------------------------------------------------------------------------
Inception date             4/15/85
--------------------------------------------------------------------------------


S&P 500 Index Fund (ending value $24,755)
S&P 500 Index (ending value $25,806)


INVESTMENT PROFILE

A fund designed for investors who seek growth of capital and accumulation of income that corresponds to the investment return of the Standard & Poor's 500 Composite Stock Index by investing at least 80% of its net assets in equity securities of companies contained in that Index.


TOP TEN LARGEST HOLDINGS
AS OF JUNE 30, 2005
as a % of Market Value
--------------------------------------------------------------------------------
 General Electric Co.                                    3.33%
--------------------------------------------------------------------------------
 Exxon Mobil Corp.                                       3.31%
--------------------------------------------------------------------------------
 Microsoft Corp.                                         2.26%
--------------------------------------------------------------------------------
 Citigroup Inc.                                          2.18%
--------------------------------------------------------------------------------
 Pfizer Inc.                                             1.86%
--------------------------------------------------------------------------------
 Johnson & Johnson                                       1.75%
--------------------------------------------------------------------------------
 Bank of America Corp.                                   1.66%
--------------------------------------------------------------------------------
 Wal-Mart Stores, Inc.                                   1.46%
--------------------------------------------------------------------------------
 Intel Corp.                                             1.46%
--------------------------------------------------------------------------------
 American International Group, Inc.                      1.37%
--------------------------------------------------------------------------------


PORTFOLIO COMPOSITION
AS OF JUNE 30, 2005
as a % of Market Value
--------------------------------------------------------------------------------


Market Value of $550,803 (in thousands)

[Pie chart omitted -- plot points are as follows:]

Financials                             20.1%
Information Technology                 14.9%
Healthcare                             13.2%
Consumer Discretionary                 11.3%
Industrials                            11.1%
Consumer Staples                       10.0%
Energy                                  8.7%
Utilities                               3.4%
Telecommunication Services              3.1%
Materials                               2.9%
Short-Term                              1.3%


* LIPPER PERFORMANCE COMPARISONS ARE BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE SIX-MONTH, ONE-YEAR, FIVE-YEAR, AND TEN-YEAR PERIODS INDICATED IN THE S&P 500 INDEX OBJECTIVE PEER GROUP CONSISTING OF 52, 50, 39, AND 16 UNDERLYING ANNUITY FUNDS, RESPECTIVELY.

    SEE NOTES TO PERFORMANCE ON PAGE 11 FOR FURTHER INFORMATION, INCLUDING AN EXPLANATION OF LIPPER PEER CATEGORIES.

    PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES.

S&P 500 INDEX FUND

Schedule of Investments                                June 30, 2005 (unaudited)
--------------------------------------------------------------------------------
                               S&P 500 INDEX FUND
--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 98.4%
--------------------------------------------------------------------------------

CONSUMER DISCRETIONARY -- 11.2%

Apollo Group, Inc. (Class A)           8,100  $    633,582(a)
Autonation, Inc.                      10,800       221,616(a)
Autozone, Inc.                         3,144       290,694(a)
Bed Bath & Beyond Inc.                15,000       626,700(a)
Best Buy Co., Inc.                    14,900     1,021,395
Big Lots, Inc.                         6,600        87,384(a)
Black & Decker Corp.                   4,007       360,029
Brunswick Corp.                        5,068       219,546
Carnival Corp.                        26,600     1,451,030
Centex Corp.                           6,520       460,768
Circuit City Stores, Inc.              9,926       171,621
Clear Channel
   Communications, Inc.               25,100       776,343
Coach, Inc.                           19,400       651,258(a)
Comcast Corp. (Class A)              109,639     3,365,917(a)
Cooper Tire & Rubber Co.               2,923        54,280
D.R. Horton, Inc.                      1,000        37,724
Dana Corp.                             8,441       126,699
Darden Restaurants, Inc.               7,129       235,114
Delphi Corp.                          30,258       140,700
Dillard's Inc. (Class A)               3,695        86,537
Dollar General Corp.                  14,791       301,145
Dow Jones & Company, Inc.              3,242       114,929
Eastman Kodak Co.                     14,275       383,284
eBay Inc.                             60,700     2,003,707(a)
Family Dollar Stores, Inc.             8,600       224,460
Federated Department Stores            8,404       615,845
Ford Motor Co.                        91,099       932,854
Fortune Brands, Inc.                   7,241       643,001
Gannett Co., Inc.                     12,408       882,581
General Motors Corp.                  28,347       963,798
Genuine Parts Co.                      8,696       357,319
Goodyear Tire & Rubber Co.             9,419       140,343(a)
H&R Block, Inc.                        8,004       467,033
Harley-Davidson, Inc.                 14,000       694,400
Harrah's Entertainment, Inc.           8,935       643,945
Hasbro, Inc.                           7,896       164,158
Hilton Hotels Corp.                   19,888       474,329
International Game Technology         17,600       495,440
Interpublic Group of
   Companies, Inc.                    22,230       270,761(a)
J.C. Penney Company, Inc.             12,887       677,598
Johnson Controls, Inc.                 9,482       534,121
Jones Apparel Group, Inc.              6,000       186,240
KB Home                                3,960       301,871
Knight-Ridder, Inc.                    3,800       233,092
Kohl's Corp.                          16,400       916,924(a)
Leggett & Platt Incorporated           9,300       247,194
Limited Brands                        19,688       421,717

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------

Liz Claiborne Inc.                     5,130  $    203,969
Lowe's Companies, Inc.                38,428     2,237,278
Marriott International Inc.
   (Class A)                          10,122       690,523
Mattel, Inc.                          19,851       363,273
May Department Stores Co.             14,484       581,677
Maytag Corp.                           4,395        68,826
McDonald's Corp.                      63,734     1,768,618
McGraw-Hill Companies Inc.            18,940       838,095
Meredith Corp.                         1,998        98,022
New York Times Co. (Class A)           7,088       220,791
Newell Rubbermaid Inc.                13,756       327,943
News Corp. (Class A)                 145,100     2,347,718
Nike, Inc. (Class B)                  11,504       996,246
Nordstrom, Inc.                        5,992       407,276
Office Depot, Inc.                    16,100       367,724(a)
OfficeMax, Inc.                        3,023        89,995
Omnicom Group                          9,200       734,712
Pulte Homes, Inc.                      5,844       492,357
RadioShack Corp.                       8,456       195,926
Reebok International Ltd.              2,730       114,196
Sears Holdings Corp.                   4,819       722,224(a)
Sherwin-Williams Co.                   6,163       290,216
Snap-On Incorporated                   3,309       113,499
Stanley Works                          3,526       160,574
Staples, Inc.                         36,850       785,642
Starbucks Corp.                       19,300       997,038(a)
Starwood Hotels & Resorts
   Worldwide Inc. (Class B)           10,400       609,128
Target Corp.                          43,952     2,391,428
The Gap, Inc.                         38,218       754,805
The Home Depot, Inc.                 106,818     4,155,220
The Walt Disney Co.                  102,237     2,574,328
Tiffany & Co.                          7,200       235,872
Time Warner Inc.                     233,014     3,893,664(a,d)
TJX Companies, Inc.                   22,980       559,563
Toys R Us, Inc.                       10,835       286,911(a)
Tribune Co.                           14,518       510,743
Univision Communications
   Inc. (Class A)                     15,000       413,250(a)
VF Corp.                               4,902       280,492
Viacom Inc. (Class B)                 83,127     2,661,727
Visteon Corp.                          7,486        45,141
Wendy's International, Inc.            5,731       273,082
Whirlpool Corp.                        3,409       239,005
Yum! Brands, Inc.                     14,722       766,722
                                                62,176,465

CONSUMER STAPLES -- 10.0%

Alberto-Culver Co.                     4,099       177,610
Albertson's, Inc.                     17,961       371,433(d)
Altria Group, Inc.                   103,179     6,671,554
Anheuser-Busch Companies, Inc.        38,908     1,780,041(d)
Archer-Daniels-Midland Co.            31,486       673,171
Avon Products, Inc.                   23,428       886,750
Brown-Forman Corp. (Class B)           4,658       281,623
Campbell Soup Co.                     15,876       488,505
Clorox Co.                             7,584       422,580


See Notes to Schedule of Investments on page 11 and Notes to Financial
Statements.

S&P 500 INDEX FUND

Schedule of Investments                                June 30, 2005 (unaudited)
--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------

Coca-Cola Enterprises Inc.            18,300  $    402,783
Colgate-Palmolive Co.                 26,272     1,311,236
ConAgra Foods, Inc.                   25,868       599,103
Constellation Brands, Inc.
   (Class A)                             800         23,774(a)
Costco Wholesale Corp.                23,566     1,056,228
CVS Corp.                             40,312     1,171,870
General Mills, Inc.                   18,422       861,965
Gillette Co.                          49,466     2,504,464
Hershey Foods Corp.                   10,884       675,896
HJ Heinz Co.                          17,897       633,912
Kellogg Co.                           17,590       781,700
Kimberly-Clark Corp.                  23,836     1,491,895
Kroger Co.                            37,330       710,390(a)
McCormick & Company, Inc.              7,200       235,296
Molson Coors Brewing Co.
   (Class B)                           3,865       239,630
Pepsi Bottling Group, Inc.            10,300       294,683
PepsiCo, Inc.                         83,574     4,507,146
Procter & Gamble Co.                 123,276     6,502,809
Reynolds American Inc.                 6,000       472,800
Safeway Inc.                          22,300       503,757
Sara Lee Corp.                        39,557       783,624
SUPERVALU Inc.                         6,400       208,704
Sysco Corp.                           31,244     1,130,720
The Coca-Cola Co.                    113,151     4,724,054(d)
UST Inc.                               8,079       368,887
Walgreen Co.                          51,400     2,363,886
Wal-Mart Stores, Inc.                167,124     8,055,377
WM Wrigley Jr. Co.                     9,868       679,313
                                                55,049,169

ENERGY -- 8.7%

Amerada Hess Corp.                     4,190       446,277(d)
Anadarko Petroleum Corp.              11,628       955,240
Apache Corp.                          16,548     1,069,001
Ashland Inc.                           3,507       252,048(a)
Baker Hughes Incorporated             17,050       872,278
BJ Services Co.                        8,000       419,840
Burlington Resources Inc.             19,382     1,070,662
ChevronTexaco Corp.                  104,832     5,862,205
ConocoPhillips Co.                    69,242     3,980,723
Devon Energy Corp.                    23,492     1,190,575
El Paso Corp.                         32,682       376,497
EOG Resources, Inc.                   11,800       670,240
Exxon Mobil Corp.                    317,424    18,242,357(d)
Halliburton Co.                       25,460     1,217,497
Kerr-McGee Corp.                       5,648       430,999
Kinder Morgan, Inc.                    5,300       440,960
Marathon Oil Corp.                    17,092       912,200
Nabors Industries Ltd.                 7,100       430,402(a)
National Oilwell Varco Inc.            8,500       404,090(a)
Noble Corp.                            6,600       405,966
Occidental Petroleum Corp.            19,810     1,523,983
Rowan Companies, Inc.                  5,177       153,809
Schlumberger Ltd.                     29,354     2,229,143
Sunoco, Inc.                           3,488       396,516
The Williams Companies, Inc.          27,886       529,834
Transocean Inc.                       16,266       877,876(a)

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------

Unocal Corp.                          13,538  $    880,647
Valero Energy Corp.                   13,000     1,028,430
XTO Energy Inc.                       17,433       592,548
                                                47,862,843

FINANCIALS -- 20.0%

ACE Ltd.                              14,200       636,870
AFLAC Incorporated                    25,000     1,082,000
Allstate Corp.                        33,176      1,982,266(d)
AMBAC Financial Group, Inc.            5,300       369,728
American Express Co.                  58,222      3,099,157(d)
American International Group,
    Inc.                             129,609      7,530,283(d)
AmSouth Bancorp                       17,750       461,500
Aon Corp.                             15,936       399,037
Apartment Investment &
   Management Co. (Class A)
   (REIT)                              5,100       208,692
Archstone-Smith Trust (REIT)          10,300       397,786
Bank of America Corp.                200,984     9,166,880
BB&T Corp.                            27,700     1,107,169
Capital One Financial Corp.           12,400       992,124
Charles Schwab Corp.                  57,711       650,980
Chubb Corp.                            9,597       821,599
Cincinnati Financial Corp.             8,292       328,032
CIT Group Inc.                        10,600       455,482
Citigroup Inc.                       259,276    11,986,329(d)
Comerica Incorporated                  8,456       488,757
Compass Bancshares, Inc.               6,400       288,000
Countrywide Financial Corp.           29,398     1,135,057
E*TRADE FINANCIAL Corp.               19,700       275,603(a)
Equity Office Properties Trust
   (REIT)                            20,4006        75,240
Equity Residential (REIT)             14,200       522,844
Federal Home Loan
   Mortgage Corp.                     34,665     2,261,198
Federal National Mortgage
   Association                        48,176     2,813,478
Federated Investors Inc.
   (Class B)                          4,4001        32,044
Fifth Third Bancorp                   26,116     1,076,240
First Horizon National Corp.           6,400       270,080
Franklin Resources, Inc.               9,900       762,102
Golden West Financial Corp.           14,130       909,689
Goldman Sachs Group, Inc.             22,000     2,244,440
Huntington Bancshares
   Incorporated                       11,234       271,189
Janus Capital Group Inc.              12,100       181,984
Jefferson-Pilot Corp.                  7,023       354,100
JPMorgan Chase & Co.                 175,776     6,208,408(d)
Keycorp                               20,628       683,818
Lehman Brothers Holdings Inc.         13,900     1,379,992
Lincoln National Corp.                 8,812       413,459
Loews Corp.                            7,832       606,980
M&T Bank Corp.                         4,800       504,768
Marsh & McLennan
   Companies, Inc.                    26,208       725,962
Marshall & Ilsley Corp.               10,700       475,615
MBIA Inc.                              7,035       417,246
MBNA Corp.                            63,761     1,667,988
Mellon Financial Corp.                20,928       600,424


See Notes to Schedule of Investments on page 11 and Notes to Financial
Statements.

S&P 500 INDEX FUND

Schedule of Investments                                June 30, 2005 (unaudited)
--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------

Merrill Lynch & Co., Inc.             47,434  $  2,609,344
Metlife, Inc.                         36,500     1,640,310
MGIC Investment Corp.                  4,859       316,904
Moody's Corp.                         13,684       615,233
Morgan Stanley                        54,596     2,864,652
National City Corp.                   29,964     1,022,372
North Fork Bancorporation, Inc.       23,500       660,115
Northern Trust Corp.                  10,500       478,695
Plum Creek Timber Co. Inc.
   (REIT)                              9,100        330,330
Principal Financial Group             14,400       603,360
Progressive Corp.                     10,000       988,100
Prologis (REIT)                        8,900       358,136
Providian Financial Corp.             13,994       246,714(a)
Prudential Financial, Inc.            26,100     1,713,726
Regions Financial Corp.               23,482       795,570
Safeco Corp.                           6,481       352,178
Simon Property Group, Inc.
   (REIT)                             11,200       811,888
SLM Corp.                             20,700     1,051,560
Sovereign Bancorp, Inc.               18,400       411,056
State Street Corp.                    16,500       796,125(c)
SunTrust Banks, Inc.                  17,129     1,237,399
Synovus Financial Corp.               15,450       442,951
T Rowe Price Group, Inc.               6,100       381,860
The Bank of New York
   Company, Inc.                      39,210     1,128,464(d)
The Bear Stearns Companies Inc.        5,569       578,842
The Hartford Financial
   Services Group, Inc.               14,904     1,114,521
The PNC Financial
   Services Group, Inc.               14,108       768,322
The St. Paul Travelers
   Companies, Inc.                    33,699     1,332,121
Torchmark Corp.                        5,300       276,660
UnumProvident Corp.                   14,089       258,110
US Bancorp                            91,299     2,665,931
Wachovia Corp.                        78,411     3,889,186
Washington Mutual, Inc.               43,877     1,785,355
Wells Fargo & Co.                     84,018     5,173,828
XL Capital Ltd.                        7,000       520,940
Zions Bancorp                          4,600       338,238
                                               110,581,715

HEALTHCARE -- 13.2%

Abbott Laboratories                   77,396     3,793,178(d)
Aetna Inc.                            14,404     1,192,939
Allergan, Inc.                         6,552       558,492
AmerisourceBergen Corp.                5,271       364,490
Amgen Inc.                            61,548     3,721,192(a,d)
Applera Corp. - Applied
   Biosystems Group                    9,500       186,865
Bausch & Lomb Inc.                     2,628       218,124
Baxter International Inc.             30,648     1,137,041
Becton Dickinson & Co.                12,670       664,795
Biogen Idec Inc.                      17,000       585,650(a)
Biomet, Inc.                          12,615       436,984
Boston Scientific Corp.               36,976       998,352(a)

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------

Bristol-Myers Squibb Co.              97,508  $  2,435,750(d)
C.R. Bard, Inc.                        5,202       345,985
Cardinal Health, Inc.                 21,501     1,238,028
Caremark Rx, Inc.                     23,070     1,027,076(a)
Chiron Corp.                           7,700       268,653(a)
Cigna Corp.                            6,563       702,438
Eli Lilly & Co.                       56,816     3,165,219
Express Scripts, Inc.                  7,400       369,852(a)
Fisher Scientific International        5,900       382,910(a)
Forest Laboratories, Inc.             16,700       648,795(a)
Genzyme Corp.                         12,400       745,116(a)
Gilead Sciences, Inc.                 21,600       950,184(a)
Guidant Corp.                         16,224     1,091,875
HCA Inc.                              20,800     1,178,736
Health Management
   Associates Inc. (Class A)          12,000       314,160
Hospira, Inc.                          7,539       294,021(a)
Humana Inc.                            8,427       334,889(a)
IMS Health Inc.                       11,357       281,313
Johnson & Johnson                    148,193     9,632,545
King Pharmaceuticals, Inc.            11,933       124,342(a)
Laboratory Corp. of
   America Holdings                    6,800       339,320(a)
Manor Care, Inc.                       4,237       168,336
McKesson Corp.                        14,861       665,624
Medco Health Solutions, Inc.          13,783       735,461(a)
Medimmune, Inc.                       12,400       331,328(a)
Medtronic Inc.                        60,132     3,114,236
Merck & Co., Inc.                    110,450     3,401,860
Millipore Corp.                        2,745       155,724(a)
Mylan Laboratories                    13,300       255,892
PerkinElmer, Inc.                      6,810       128,709
Pfizer Inc.                          371,677    10,250,852
Quest Diagnostics                      9,400       500,738
Schering-Plough Corp.                 74,358     1,417,263(d)
St. Jude Medical, Inc.                18,092       788,992(a)
Stryker Corp.                         18,800       894,128
Tenet Healthcare Corp.                23,295       285,131(a)
Thermo Electron Corp.                  7,828       210,338(a)
UnitedHealth Group Incorporated       63,176     3,293,997
Waters Corp.                           6,300       234,171(a)
Watson Pharmaceuticals, Inc.           5,800       171,448(a)
WellPoint, Inc.                       30,500     2,124,020(a)
Wyeth                                 66,754     2,970,553(d)
Zimmer Holdings, Inc.                 12,500       952,125(a)
                                                72,780,235

INDUSTRIALS -- 11.0%

Allied Waste Industries, Inc.         13,100       103,883(a)
American Power Conversion Corp.        9,300       219,387
American Standard
   Companies Inc.                      9,300       389,856
Avery Dennison Corp.                   5,055       267,713
Boeing Co.                            41,016     2,707,056(d)
Burlington Northern
   Santa Fe Corp.                     18,849       887,411


See Notes to Schedule of Investments on page 11 and Notes to Financial
Statements.

S&P 500 INDEX FUND

Schedule of Investments                                June 30, 2005 (unaudited)
--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------

Caterpillar Inc.                      17,116 $   1,631,326
Cendant Corp.                         53,046     1,186,639(d)
Cintas Corp.                           7,700       297,220
Cooper Industries Ltd.                 4,571       292,087
CSX Corp.                             10,638       453,817
Cummins Inc.                           2,289       170,782
Danaher Corp.                         13,800       722,292
Deere & Co.                           12,520       819,935
Delta Air Lines, Inc.                  7,282        27,380(a)
Dover Corp.                           10,158       369,548
Eaton Corp.                            7,600       455,240
Emerson Electric Co.                  20,774     1,301,076
Equifax Inc.                           6,600       235,686
FedEx Corp.                           15,260     1,236,213
Fluor Corp.                            4,352       250,632
General Dynamics Corp.                10,082     1,104,382
General Electric Co.                 528,795    18,322,747(f)
Goodrich Corp.                         5,701       233,513
Honeywell International Inc.          42,216     1,546,372
Illinois Tool Works Inc.              13,497     1,075,441
Ingersoll-Rand Co. (Class A)           8,199       584,999
ITT Industries, Inc.                   4,763       465,012
L-3 Communications Holdings, Inc.      5,600       428,848
Lockheed Martin Corp.                 20,252     1,313,747
Masco Corp.                           21,390       679,346
Monster Worldwide, Inc.                6,400       183,552(a)
Navistar International Corp.           3,595       115,040(a)
Norfolk Southern Corp.                20,001       619,231
Northrop Grumman Corp.                18,222     1,006,765
PACCAR Inc.                            8,710       592,280
Pall Corp.                             5,878       178,456
Parker Hannifin Corp.                  6,215       385,392
Pitney Bowes Inc.                     11,232       489,154
Raytheon Co.                          23,024       900,699
Robert Half International Inc.         8,400       209,748
Rockwell Automation, Inc.              8,768       427,089
Rockwell Collins, Inc.                 8,868       422,826
RR Donnelley & Sons Co.               10,552       364,150
Ryder System, Inc.                     3,531       129,235
Southwest Airlines Co.                36,849       513,307
Textron Inc.                           6,868       520,938
3M Co.                                38,580     2,789,334
Tyco International Ltd.              100,539     2,935,739
Union Pacific Corp.                   13,054       845,899
United Parcel Service Inc.
   (Class B)                          55,400     3,831,464
United Technologies Corp.             51,172     2,627,682
W.W. Grainger, Inc.                    4,082       223,653
Waste Management, Inc.                28,812       816,532
                                                60,907,751

INFORMATION TECHNOLOGY -- 14.9%

ADC Telecommunications, Inc.           6,157       134,038(a)
Adobe Systems Incorporated            24,184       692,146(d)
Advanced Micro Devices, Inc.          18,274       316,871(a,d)
Affiliated Computer
   Services Inc. (Class A)             6,100       311,710(a)

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------

Agilent Technologies, Inc.            21,107 $     485,883(a)
Altera Corp.                          18,000       356,760(a)
Analog Devices, Inc.                  18,100       675,311
Andrew Corp.                           8,656       110,451(a)
Apple Computer, Inc.                  40,540     1,492,277(a)
Applied Materials, Inc.               81,600     1,320,288(d)
Applied Micro Circuits Corp.          18,100        46,336(a)
Autodesk, Inc.                        11,248       386,594
Automatic Data Processing, Inc.       29,118     1,222,082
Avaya Inc.                            23,301       193,864(a)
BMC Software, Inc.                    10,900       195,655(a)
Broadcom Corp. (Class A)              14,200       504,242(a)
Ciena Corp.                           31,000        64,790(a)
Cisco Systems, Inc.                  319,204     6,099,988(a,d)
Citrix Systems, Inc.                   8,400       181,944(a)
Computer Associates
   International, Inc.                26,581       730,446
Computer Sciences Corp.                9,382       409,993(a)
Compuware Corp.                       21,300       153,147(a)
Comverse Technology, Inc.              9,500       224,675(a)
Convergys Corp.                        7,900       112,338(a)
Corning Incorporated                  71,339     1,185,654(a)
Dell Inc.                            120,448     4,758,900(a,d)
Electronic Arts Inc.                  15,400       871,794(a)
Electronic Data Systems Corp.         26,200       504,350
EMC Corp.                            119,414     1,637,166(a)
First Data Corp.                      38,660     1,551,812
Fiserv, Inc.                           9,650       414,468(a)
Freescale Semiconductor
   Inc. (Class B)                     19,219       407,058(a)
Gateway, Inc.                         19,200        63,360(a)
Hewlett-Packard Co.                  143,465     3,372,862
Intel Corp.                          308,408     8,037,112
International Business
   Machines Corp.                     80,530     5,975,326
Intuit Inc.                            9,100       410,501(a)
Jabil Circuit, Inc.                    9,000       276,570(a)
JDS Uniphase Corp.                    77,300       117,496(a)
KLA-Tencor Corp.                       9,700       423,890
Lexmark International Inc.
   (Class A)                           6,500       421,395(a)
Linear Technology Corp.               15,300       561,357
LSI Logic Corp.                       18,592       157,846(a)
Lucent Technologies Inc.             226,118       658,003(a,d)
Maxim Integrated Products, Inc.       16,400       626,644
Mercury Interactive Corp.              4,500       172,620(a)
Micron Technology, Inc.               31,554       322,166(a)
Microsoft Corp.                      500,812    12,440,170(d)
Molex, Inc.                            8,050       209,622
Motorola, Inc.                       122,850     2,243,241
National Semiconductor Corp.          17,566       386,979
NCR Corp.                              9,400       330,128(a)
Network Appliance, Inc.               18,600       525,822(a)
Novell, Inc.                          20,466       126,889(a)
Novellus Systems, Inc.                 7,500       185,325(a)
Nvidia Corp.                           7,900       211,088(a)
Oracle Corp.                         220,332     2,908,382(a)


See Notes to Schedule of Investments on page 11 and Notes to Financial
Statements.

S&P 500 INDEX FUND

Schedule of Investments                                June 30, 2005 (unaudited)
--------------------------------------------------------------------------------

                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------

Parametric Technology Corp.           14,906  $     95,100(a)
Paychex, Inc.                         17,825       580,026
PMC - Sierra, Inc.                     9,900        92,367(a)
QLogic Corp.                           4,400       135,828(a)
QUALCOMM, Inc.                        81,100     2,677,111
Sabre Holdings Corp. (Class A)         6,908       137,815
Sanmina-SCI Corp.                     28,600       156,442(a)
Scientific-Atlanta, Inc.               7,406       246,398
Siebel Systems, Inc.                  25,900       230,510
Solectron Corp.                       45,200       171,308(a)
Sun Microsystems, Inc.               165,760       618,285(a)
Sungard Data Systems Inc.             14,100       495,897(a)
Symantec Corp.                        35,700       776,118(a)
Symbol Technologies, Inc.             13,050       128,804
Tektronix, Inc.                        4,676       108,811
Tellabs, Inc.                         22,252       193,592(a)
Teradyne, Inc.                         9,500       113,715(a)
Texas Instruments Incorporated        83,436     2,342,049
Unisys Corp.                          17,809       112,731(a)
Veritas Software Corp.                21,300       519,720(a)
Xerox Corp.                           47,590       656,266(a)
Xilinx, Inc.                          17,300       441,150
Yahoo! Inc.                           65,600     2,273,040(a)
                                                82,220,908

MATERIALS -- 2.9%

Air Products & Chemicals, Inc.        11,532       695,380(d)
Alcoa Inc.                            44,040     1,150,765(d)
Allegheny Technologies
   Incorporated                        5,151       113,631
Ball Corp.                             5,716       205,547
Bemis Co.                              5,062       134,345
Dow Chemical Co.                      47,794     2,128,267
E.I. du Pont de Nemours and Co.       49,413     2,125,253
Eastman Chemical Co.                   4,159       229,369
Ecolab Inc.                           11,352       367,351
Engelhard Corp.                        5,946       169,758
Freeport-McMoRan Copper &
   Gold Inc. (Class B)                 9,284       347,593
Georgia-Pacific Corp.                 12,743       405,227
Great Lakes Chemical Corp.             2,797        88,022
Hercules Incorporated                  6,128        86,711(a)
International Flavors &
   Fragrances Inc.                     4,747       171,936
International Paper Co.               24,175       730,327
Louisiana-Pacific Corp.                5,622       138,189
MeadWestvaco Corp.                     7,900       221,516
Monsanto Co.                          13,258       833,530
Newmont Mining Corp.                  22,328       871,462
Nucor Corp.                            7,918       361,219
Pactiv Corp.                           8,048       173,676(a)
Phelps Dodge Corp.                     4,710       435,675
PPG Industries, Inc.                   8,637       542,058
Praxair, Inc.                         16,470       767,502
Rohm & Haas Co.                        9,514       440,879

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------

Sealed Air Corp.                       4,157  $    206,977(a)
Sigma-Aldrich Corp.                    3,691       206,844
Temple-Inland Inc.                     6,052       224,832
United States Steel Corp.              5,765       198,143
Vulcan Materials Co.                   5,000       324,950
Weyerhaeuser Co.                      12,160       773,984
                                                15,870,918

TELECOMMUNICATION SERVICES -- 3.1%

Alltel Corp.                          16,394     1,021,018
AT&T Corp.                            40,039       762,343
BellSouth Corp.                       90,898     2,415,160(d)
CenturyTel, Inc.                       6,450       223,364
Citizens Communications Co.           17,800       239,232
Nextel Communications Inc.
   (Class A)                          56,100     1,812,591(a)
Qwest Communications
   International                      82,048       304,398(a)
SBC Communications Inc.              165,269     3,925,139
Sprint Corp.                          73,915     1,854,527
Verizon Communications Inc.          138,286     4,777,781
                                                17,335,553

UTILITIES -- 3.4%

AES Corp.                             32,600       533,988(a)
Allegheny Energy, Inc.                 7,300       184,106(a)
Ameren Corp.                           9,642       533,203
American Electric Power
   Company, Inc.                      19,125       705,139(d)
Calpine Corp.                         24,100        81,940(a)
CenterPoint Energy, Inc.              13,818       182,536
Cinergy Corp.                          9,053       405,755
CMS Energy Corp.                       7,700       115,962(a)
Consolidated Edison, Inc.             12,107       567,092
Constellation Energy Group Inc.        9,103       525,152
Dominion Resources, Inc.              17,218     1,263,629
DTE Energy Co.                         8,466       395,955
Duke Energy Corp.                     46,032     1,368,531
Dynegy Inc. (Class A)                 15,500        75,330(a)
Edison International                  16,242       658,613
Entergy Corp.                         10,747       811,936
Exelon Corp.                          33,026     1,695,225
FirstEnergy Corp.                     16,420       789,966
FPL Group, Inc.                       19,662       826,984
KeySpan Corp.                          7,900       321,530
Nicor Inc.                             2,043        84,110
NiSource Inc.                         13,015       321,861
Peoples Energy Corp.                   1,921        83,487
PG&E Corp.                            18,354       689,009
Pinnacle West Capital Corp.            4,700       208,915
PPL Corp.                              9,622       571,354
Progress Energy, Inc.                 12,356       558,985
Public Service Enterprise
   Group Incorporated                 11,959       727,346


See Notes to Schedule of Investments on page 11 and Notes to Financial
Statements.

S&P 500 INDEX FUND

Schedule of Investments                                June 30, 2005 (unaudited)
--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------

Sempra Energy                         12,275  $    507,080
Southern Co.                          37,058     1,284,801
TECO Energy, Inc.                     10,200       192,882
TXU Corp.                             11,886       987,608
Xcel Energy Inc.                      20,180       393,914
                                                18,653,924

TOTAL INVESTMENTS IN SECURITIES
   (COST $568,330,640)                         543,439,481

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 1.3%
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 1.0%

GEI Short Term Investment Fund
   3.20%                           5,871,077    5,871,077(b,e)
Money Market Obligations Trust
   3.08%                                 409           410
                                                 5,871,487

                                  PRINCIPAL
                                     AMOUNT
-------------------------------------------

U.S. GOVERNMENT -- 0.3%

U. S. Treasury Bill
   2.93%         09/08/05         $1,500,000     1,491,576

TOTAL SHORT-TERM INVESTMENTS
   (COST $7,363,063)                             7,363,063


TOTAL INVESTMENTS
   (COST $575,693,703)                         550,802,544

OTHER ASSETS AND LIABILITIES,
   NET -- 0.3%                                   1,584,077
                                              ------------

NET ASSETS -- 100.0%                          $552,386,621
                                              ============

--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------

The GEI S&P 500 Index had the following Long futures contracts open at June 30, 2005:


                               NUMBER    CURRENT
                 EXPIRATION      OF     NOTIONAL  UNREALIZED
DESCRIPTION         DATE      CONTRACTS   VALUE  DEPRECIATION
--------------------------------------------------------------------------------

S&P Mini
  500 Index
  Futures      September  2005   158   $9,444,450  $(83,819)


See Notes to Schedule of Investments on page 11 and Notes to Financial
Statements.

Notes to Performance                                   June 30, 2005 (unaudited)
--------------------------------------------------------------------------------


Total returns take into account changes in share price and assume reinvestment of dividends and capital gains distributions, if any. Investment returns and net asset value on an investment will fluctuate and you may have a gain or loss when you sell your shares. Periods less than one year are not annualized.

Current performance may be lower or higher than that shown. You may call toll-free (800) 242-0134 for performance information as of the most recent month end.

Certain fees and Fund expenses have been waived and/or borne by the Fund's prior investment advisers. Had these fees and expenses not been waived, the returns (and/or yields) would have been lower.

Shares of the Fund are neither insured nor guaranteed by the U.S. Government, and their prices will fluctuate with market conditions.

The Standard & Poor's ("S&P") 500 Composite Price Index of stocks (S&P 500) is an unmanaged index and do not reflect the actual cost of investing in the instruments that comprise the index.

The S&P 500 is a market capitalization-weighted index of stocks of 500 large U.S. companies, which is widely used as a measure of large-cap stock market performance. The results shown for the foregoing index assume the reinvestment of net dividends or interest.

The peer universe of the underlying annuity funds used in our peer ranking calculation is based on the blend of Lipper peer categories, as shown. Lipper is an independent mutual fund rating service. A Fund's performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to the Fund's. Such comparisons or rankings are made on the basis of several factors, including the Fund's objectives and policies, management style and strategy, and portfolio composition, and may change over time if any of those factors change. Lipper is an independent mutual fund rating service.

The S&P 500 Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation or warranty, express or implied, to the investors of the Fund or any member of the public regarding the advisability of investing in the securities generally or in this Fund particularly or the ability of the S&P 500 Index Fund to track general stock market performance.


Notes to Schedule of Investments
--------------------------------------------------------------------------------


The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities cited may not represent current or future holdings and should not be considered as a recommendation to purchase or sell a particular security. See the prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.

(a) Non-income producing security.

(b) Coupon amount represents effective yield.

(c) State Street Corp. is the parent company of State Street Bank & Trust Co., the Fund's custodian and accounting agent.

(d) At June 30, 2005, all or a portion of this security was pledged to cover collateral requirements for futures, options, forward foreign currency contracts and/or TBA's.

(e) GEAM, the investment adviser of the Fund, also serves as investment adviser of the Trust.

(f) General Electric Co. is the parent company of GE Asset Management Incorporated, the Fund's investment adviser.

+   Percentages are based on net assets as of June 30, 2005.

Abbreviations:

REIT     Real Estate Investment Trust

Financial Highlights
Selected data based on a share outstanding throughout the periods indicated
------------------------------------------------------------------------------------------------------------------------------------

S&P 500 INDEX FUND
                                                     6/30/05+      12/31/04     12/31/03     12/31/02     12/31/01     12/31/00
------------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                            --             --           --           --           --      4/15/85
Net asset value, beginning of period ..............   $22.30         $20.51       $16.18       $21.19       $24.71       $28.10
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income ..........................     0.16           0.36         0.24         0.24         0.22         0.22
   Net realized and unrealized
      gains/(losses) on investments ...............    (0.38)          1.79         4.33        (4.98)       (3.25)       (2.90)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME/(LOSS) FROM INVESTMENT OPERATIONS ....    (0.22)          2.15         4.57        (4.74)       (3.03)       (2.68)
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income ..........................       --            0.36        0.24         0.24         0.22         0.22
   Net realized gains .............................       --            --            --         0.03         0.27         0.49
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ...............................       --            0.36        0.24         0.27         0.49         0.71
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ....................   $22.08         $22.30       $20.51       $16.18       $21.19       $24.71
====================================================================================================================================
TOTAL RETURN (A) ..................................  (0.99)%         10.46%       28.27%     (22.37)%     (12.27)%      (9.43)%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands) ....... $552,387       $601,008     $597,185     $449,173     $650,169     $723,442
   Ratios to average net assets:
      Net investment income* ......................    1.43%          1.62%        1.41%        1.20%        0.99%        0.87%
      Expenses* ...................................    0.41%          0.40%        0.37%        0.40%        0.39%        0.39%
   Portfolio turnover rate ........................       1%             5%           5%          11%           7%           5%


NOTES TO FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(a) Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains. Had the adviser not absorbed a portion of expenses, total returns would have been lower.

*   Annualized for periods less than one year.

+   Unaudited

See Notes to Financial Statements.

Statement of Assets
and Liabilities JUNE 30, 2005 (UNAUDITED)

                                                                                                           S&P 500
                                                                                                          INDEX FUND
---------------------------------------------------------------------------------------------------------------------------
ASSETS
   Investments in securities, at market (cost $547,679,664) ........................................    $525,116,734
   Investments in affiliated securities, at market (cost $20,650,976) ..............................       1,322,747
   Short-term Investments (at amortized cost) ......................................................       1,491,986
   Short-term affiliated investments (at amortized cost) ...........................................       5,871,077
   Receivable for investments sold .................................................................       1,377,447
   Income receivables ..............................................................................         671,763
   Receivable for fund shares sold .................................................................          48,123
---------------------------------------------------------------------------------------------------------------------------
       TOTAL ASSETS ................................................................................     552,899,877
---------------------------------------------------------------------------------------------------------------------------
LIABILITIES
   Payable for investments purchased ...............................................................          61,498
   Payable for fund shares redeemed ................................................................         206,651
   Payable to GEAM .................................................................................         186,647
   Variation margin payable ........................................................................          58,460
---------------------------------------------------------------------------------------------------------------------------
       TOTAL LIABILITIES ...........................................................................         513,256
---------------------------------------------------------------------------------------------------------------------------
NET ASSETS .........................................................................................    $552,386,621
===========================================================================================================================
NET ASSETS CONSIST OF:
   Capital paid in .................................................................................     582,860,366
   Undistributed net investment income .............................................................       4,048,312
   Accumulated net realized loss ...................................................................      (9,547,079)
   Net unrealized depreciation on:
       Investments .................................................................................     (24,891,159)
       Futures .....................................................................................         (83,819)
---------------------------------------------------------------------------------------------------------------------------
NET ASSETS .........................................................................................    $552,386,621
===========================================================================================================================
Shares outstanding ($0.01 par value; unlimites shares authorized) ..................................      25,022,361
Net asset value per share ..........................................................................          $22.08

See Notes to Financial Statements.

Statement of Operations
FOR THE SIX MONTHS ENDED JUNE 30, 2005 (UNAUDITED)

                                                                                               S&P 500
                                                                                              INDEX FUND
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
    INCOME:
      Dividend ..........................................................................   $5,084,429
      Interest ..........................................................................       19,024
      Interest from affliated investments ...............................................       89,089
---------------------------------------------------------------------------------------------------------------------------
    TOTAL INCOME ........................................................................    5,192,542
---------------------------------------------------------------------------------------------------------------------------
    EXPENSES:
      Advisory and administrative fees ..................................................      994,517
      Custody and accounting expenses ...................................................       23,917
      Professional fees .................................................................       61,154
      Transfer agent ....................................................................           86
      Trustee's fees ....................................................................       10,174
      Registration expenses .............................................................       35,021
      Other expenses ....................................................................       27,386
---------------------------------------------------------------------------------------------------------------------------
    TOTAL EXPENSES ......................................................................    1,152,255
---------------------------------------------------------------------------------------------------------------------------
    NET INVESTMENT INCOME ...............................................................    4,040,287
===========================================================================================================================

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
      REALIZED GAIN (LOSS) ON:
         Investments ....................................................................    2,285,422
         Futures ........................................................................     (104,867)
      DECREASE IN UNREALIZED DEPRECIATION ON:
         Investments ....................................................................  (12,324,478)
         Futures ........................................................................     (189,728)
---------------------------------------------------------------------------------------------------------------------------
      Net realized and unrealized loss on investments ...................................  (10,333,651)
---------------------------------------------------------------------------------------------------------------------------
    NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ................................  $(6,293,364)
===========================================================================================================================

See Notes to Financial Statements.

Statements of
Changes in Net Assets

                                                                                                           S&P 500
                                                                                                         INDEX FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                                                            SIX MONTHS ENDED    YEAR ENDED
                                                                                              JUNE 30, 2005    DECEMBER 31,
                                                                                               (UNAUDITED)         2004
------------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investments income ............................................................     $  4,040,287      $  9,448,801
     Net realized gain on investments, futures, written options,
       foreign currency transactions and swaps .........................................        2,180,555         7,333,434
     Net increase (decrease) in unrealized appreciation / (depreciation)
       on investments, futures, written options, foreign currency translation ..........      (12,514,206)       40,789,693
------------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from operations ...........................................       (6,293,364)       57,571,928
------------------------------------------------------------------------------------------------------------------------------------
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income .............................................................               --        (9,455,276)
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS .................................................................               --        (9,455,276)
------------------------------------------------------------------------------------------------------------------------------------
   Increase (decrease) in net assets from operations and distributions .................       (6,293,364)       48,116,652
------------------------------------------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
     Proceeds from sale of shares ......................................................        7,005,130        40,343,468
     Value of distributions reinvested .................................................               --         9,455,217
     Cost of shares redeemed ...........................................................      (49,333,227)      (94,091,872)
------------------------------------------------------------------------------------------------------------------------------------
   Net decrease from share  transactions ...............................................      (42,328,097)      (44,293,187)
------------------------------------------------------------------------------------------------------------------------------------
     TOTAL INCREASE (DECREASE) IN NET ASSETS ...........................................      (48,621,461)        3,823,465

NET ASSETS
   Beginning of period .................................................................      601,008,082       597,184,617
------------------------------------------------------------------------------------------------------------------------------------
   End of period .......................................................................     $552,386,621      $601,008,082
====================================================================================================================================
UNDISTRIBUTED NET INVESTMENT INCOME, END OF PERIOD .....................................     $  4,048,312      $      8,025
------------------------------------------------------------------------------------------------------------------------------------

CHANGES IN PORTFOLIO SHARES
     Shares sold .......................................................................          321,105         1,921,018
     Issued for distributions reinvested ...............................................               --           423,621
     Shares redeemed ...................................................................       (2,254,957)       (4,511,931)
------------------------------------------------------------------------------------------------------------------------------------
Net decrease in fund shares ............................................................       (1,933,852)       (2,167,292)
====================================================================================================================================


See Notes to Financial Statements.

Notes to Financial Statements                          June 30, 2005 (unaudited)
--------------------------------------------------------------------------------


1.   ORGANIZATION OF THE COMPANY

GE Investments Funds, Inc. (the "Company") was incorporated under the laws of the Commonwealth of Virginia on May 14, 1984 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Company is comprised of fourteen investment portfolios (collectively the "Funds"), although only the following twelve are currently being offered: U.S. Equity Fund, S&P 500 Index Fund (the "Fund"), Premier Growth Equity Fund, Value Equity Fund, Mid-Cap Equity Fund, Small-Cap Value Equity Fund, International Equity Fund, Total Return Fund, Global Income Fund, Income Fund, Money Market Fund and Real Estate Securities Fund.

Shares of the Company are offered only to insurance company separate accounts that fund certain variable life insurance contracts and variable annuity contracts. These insurance companies may include insurance companies affiliated with GE Asset Management Incorporated ("GEAM"), the investment adviser and administrator of each of the Funds.

As of June 30, 2005, GE Life and Annuity Assurance Company ("GE Life") and General Electric Capital Assurance Company, each an affiliated insurance company, controlled the Funds by ownership, through separate accounts, of virtually all of the Funds' shares of beneficial interest.


2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions at the date of the financial statements. Actual results may differ from those estimates.

The following summarizes the significant accounting policies of the Company:

SECURITY VALUATION AND TRANSACTIONS Securities for which exchange quotations are readily available are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price. Securities listed on the NASDAQ will be valued at the NASDAQ's official close price. Certain fixed income securities are valued by a dealer or by a pricing service based upon a matrix system, which considers market transactions as well as dealer supplied valuations. Short-term investments maturing within sixty days are valued at amortized cost. If quotations are not readily available for a portfolio security, or if it is believed that a quotation or other market price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Fund's Board of Directors that are designed to establish its "fair value". These procedures require that the fair value of a security be established by the valuation committee. The fair value committee follows different protocols for different types of investments and circumstances.

Foreign securities may be valued with the assistance of an independent fair value pricing service in circumstances where it is believed that they have been or would be materially affected by events occurring after the close of the portfolio security's primary market and before the close of regular trading on the NYSE. This independent fair value pricing service uses a computerized system to appraise affected securities and portfolios taking into consideration various factors and the fair value of such securities may be something other than the last available quotation or other market price. GE Asset Management may also separately monitor portfolio securities and, consistent with the Fund's fair value procedures, apply a different value to a portfolio security than would be applied had it been priced using market quotations or by an independent fair value pricing service.

Determining the fair value of securities involves the application of both subjective and objective considerations. Security values may differ depending on the methodology used to determine their values, and may differ from the last quoted sale or closing price. No assurance can be given that use of these fair value procedures will always better represent the price at which a Fund could sell the affected portfolio security.

Security transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

REPURCHASE AGREEMENTS The Fund may enter into repurchase agreements. The Fund's or a third party custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Fund. The Fund values the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to 102% of the

Notes to Financial Statements                          June 30, 2005 (unaudited)
--------------------------------------------------------------------------------


repurchase price. In the event the seller defaults and the value of the security declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

SECURITY LENDING The Fund may loan securities to brokers, dealers, and financial institutions determined by GEAM to be creditworthy, subject to certain limitations. The Fund continues to receive the interest and dividends on the loaned securities during the term of the loan. The loans of securities are secured by collateral in the form of cash or other liquid assets, which are segregated and maintained with the custodian in an amount at least equal to 102% of the current market value of the loaned securities. During the term of the loan, the Fund will record any gain or loss in the market value of its loaned securities and of securities in which cash collateral is invested. The Fund will also earn interest, net of any rebate, from securities in which cash collateral is invested. In the event the counterparty (borrower) does not meet its contracted obligation to return the securities, the Fund may be exposed to the risk of loss of reacquiring the loaned securities at prevailing market prices using the proceeds of the sale of the collateral.

FOREIGN CURRENCY Accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period. Such fluctuations are included in the net realized or unrealized gain or loss from investments. Net realized gains or losses on foreign currency transactions represent net gains or losses on sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income and withholding taxes accrued and the U.S. dollar amount actually received or paid, and gains or losses between the trade and settlement date on purchases and sales of securities. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases or decreases in unrealized appreciation/depreciation on foreign currency related transactions.

FUTURES CONTRACTS The Fund may invest in interest rate, financial or stock or bond index futures contracts subject to certain limitations. The Fund may invest in futures contracts to manage its exposure to the stock and bond markets and fluctuations in currency values. Buying futures tends to increase the Fund's exposure to the underlying instrument while selling futures tends to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. The Fund will not enter into a transaction involving futures for speculative purposes. The Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the fair value of the underlying security. The Fund records an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Fund recognizes a realized gain or loss on the expiration or closing of a futures contract.

OPTIONS The Fund may purchase and write options, subject to certain limitations. The Fund may invest in options contracts to manage their exposure to the stock and bond markets and fluctuations in foreign currency values. Writing puts and buying calls tend to increase the Fund's exposure to the underlying instrument while buying puts and writing calls tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. The Fund will not enter into a transaction involving options for speculative purposes. The Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance

Notes to Financial Statements                          June 30, 2005 (unaudited)
--------------------------------------------------------------------------------


of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Options are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price.

When the Fund writes an option, the amount of the premium received is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase, as a realized loss. When an option is exercised, the proceeds from the sale of the underlying security or the cost basis of the securities purchased is adjusted by the original premium received or paid.

INVESTMENTS IN FOREIGN MARKETS Investments in foreign markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, tariffs and taxes, subject to delays in settlements, and their prices may be more volatile.

The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based upon net investment income, net realized gains and net unrealized appreciation as income and/or capital gains are earned.

INCOME TAXES The Fund intends to comply with all sections of the Internal Revenue Code applicable to regulated investment companies including the distribution of substantially all of their taxable net investment income and net realized capital gains to their shareholders. Therefore, no provision for federal income tax has been made. The Fund is treated as a separate taxpayer for federal income tax purposes.

At June 30, 2005, information on the tax cost of investments is as follows:

                                                                                                   Net Tax
                   Cost of                  Gross Tax                  Gross Tax                 Unrealized
               Investments for             Unrealized                 Unrealized                Depreciation
                Tax Purposes              Appreciation               Depreciation              on Investments
---------------------------------------------------------------------------------------------------------------------------
                $574,743,367               $93,392,030              $(123,203,930)              $(29,811,900)

As of December 31, 2004, the Fund has the capital loss carryover as indicated below. The capital loss carryover is available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income.

                   Amount                     Expires
--------------------------------------------------------------------------------

                $5,843,181                   12/31/10
                   857,803                   12/31/11

During the year ended December 31, 2004, the Fund utilized approximately $8,102,624 of capital loss carryovers.

Any net capital and currency losses incurred after October 31, within the Fund's tax year, are deemed to arise on the first day of the Fund's next tax year if the Fund so elects to defer such losses.

The Fund had no losses incurred after October 31, 2004.

The tax composition of distributions paid (other than return of capital distributions for the year) during the year ended December 31, 2004 was as follows:

           Ordinary         Long-Term
            Income        Capital Gains       Total
--------------------------------------------------------------------------------
          $9,455,276           $ --         $9,455,276

Notes to Financial Statements                          June 30, 2005 (unaudited)
--------------------------------------------------------------------------------


DISTRIBUTIONS TO SHAREHOLDERS The Fund declares and pays dividends from net investment income annually. The Fund declares and pays net realized capital gains in excess of capital loss carryforwards distributions annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include (but are not limited to) futures, distributions from Real Estate Investment Trusts (REITS), and losses deferred due to wash sale transactions. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or the net asset value of the Fund. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

INVESTMENT INCOME Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions, which are recorded as soon after ex-dividend date as such information becomes available. Interest income is recorded on the accrual basis. All discounts and premiums on taxable bonds are accreted to call or maturity date, whichever is shorter, using the effective yield method.

EXPENSES Expenses of the Company which are directly identifiable to one of the Funds are allocated to that portfolio. Expenses which are not directly identifiable to one of the Funds are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expenses and relative sizes of the Funds. All expenses of the Fund are paid by GEAM and reimbursed by the Fund.


3.   AMOUNTS PAID TO AFFILIATES

ADVISORY AND ADMINISTRATION FEES GEAM, a registered investment adviser, was retained by the Company's Board of Directors effective May 1, 1997 to act as investment adviser and administrator of the Fund. Compensation of GEAM for investment advisory and administrative services is paid monthly based on the average daily net assets of the Fund at an annualized rate of .35%.

Effective January 1, 2002, GECIS (General Electric Capital International Services) began performing certain accounting and certain administration services previously provided by an unaffiliated service provider. For the period ending June 30, 2005, $4,666 was charged to the Fund. Administrative services not performed by GEAM or GECIS were provided by an unaffiliated service provider.


ADVISORY AND ADMINISTRATIVE AGREEMENT RENEWAL

The Board of Directors, including the independent directors, of the GE Investments Funds, Inc. unanimously approved the continuance of the investment advisory agreement between each Fund and GE Asset Management Incorporated ("GEAM") at a meeting held on December 3, 2004. The Board, including the independent directors, also at that meeting unanimously approved the sub-advisory agreement between SsgA Funds Management, Inc. and GEAM on behalf of the S&P 500 Index Fund.

In considering whether to approve the investment advisory and sub-advisory agreement, the Board (including the independent directors) considered and discussed a substantial amount of information and analysis prepared by GEAM and the sub-adviser at the Board's request. The Board also considered detailed information regarding performance and expenses of other investment companies with similar investment objectives and sizes, which was prepared by an independent third party provider, Lipper Inc. The Board reviewed the fees charged by GEAM for investment products other than mutual funds that employ the same investment strategies as the Fund. Before approving the Funds' advisory agreement and the related sub-advisory agreement for the S&P 500 Index Fund, the independent directors reviewed the proposed continuance of the agreements with management of GEAM and with experienced legal counsel who is independent of GEAM and the GE Investments Funds, Inc. That legal counsel prepared a memorandum discussing the legal standards for the consideration of the proposed continuances. The independent directors also discussed the proposed continuances in a private session with their independent legal counsel at which no representatives of GEAM or the sub-adviser were present. In reaching their determinations relating to continuance of the agreements with respect to the Fund, the directors considered all factors they believed relevant, including the factors discussed below.

In their deliberations, the directors did not identify any particular information that was all-important or controlling, and each director attributed different weights to the various factors.

Notes to Financial Statements                          June 30, 2005 (unaudited)
--------------------------------------------------------------------------------


NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED
BY THE MANAGER

The Board reviewed the services provided by GEAM and the sub-adviser, and the independent directors concurred that GEAM and the sub-adviser provide high quality advisory and administrative services because of the level of research, analysis, investment discipline and other services, such as securities trading, provided to the Funds. The independent directors specifically considered the favorable attributes of GEAM, including an investment philosophy oriented toward long-term performance, the processes used for selecting investments, selecting brokers and for compliance activities, and the quality of the investment professionals employed by GEAM. The Board also recognized GEAM's responsibility for supervising the sub-adviser's services. The Board noted that the Fund represents only a small portion of the overall assets managed by GEAM, but the Funds benefit from a full array of services and resources provided by GEAM.

INVESTMENT PERFORMANCE

The Board reviewed detailed performance information for the Fund for various periods, which it also monitors as part of its regular quarterly Board meetings. The Board also reviewed detailed comparisons of the performance of the Funds with relevant securities indexes and various peer groups of mutual funds prepared by Lipper with respect to various periods. GEAM and, where relevant, representatives of the sub-adviser, discussed in detail their investment process, focusing on the Fund's investment objective, the number and experience of portfolio management personnel, the investment style and approach employed, the likely market cycles for the investment style, and recent performance in light of GEAM's commitment to long-term satisfactory performance with respect to the Fund's investment objective and investment approach. The Board and the independent directors concluded that the Fund's performance was acceptable over the relevant periods, particularly from a longer-term perspective, which the Board believes is most relevant.

COSTS OF SERVICES PROVIDED AND PROFITABILITY

At the request of the independent directors, GEAM provided information concerning the profitability of GEAM's investment advisory and investment company activities and its financial condition for various past periods. The directors considered the profit margin information for GEAM's investment company business as a whole, as well as GEAM's profitability data for the Fund. The directors reviewed GEAM's assumptions and the methods of cost allocation used by GEAM in preparing the profitability data. GEAM stated its belief that the methods of allocation used were reasonable and consistent across its business.

The directors also examined the fee and expense ratios for the Fund and observed that GEAM's figures were in line with the applicable peer group. The directors noted the additional services provided by GEAM to the Fund compared to other investment products managed by GEAM.

The directors reviewed comparative fee information for the sub-adviser, as well as an analysis of the profitability to the sub-adviser of the sub-advisory agreement, and did not find the sub-advisory fee to be excessive on the basis of this information.

The directors recognized that GEAM should be entitled to earn a reasonable level of profits for the services it provides to the Fund and, based on their review, concluded that they were satisfied that GEAM's level of profitability from its relationship with the Fund was not unreasonable or excessive.

ECONOMIES OF SCALE

The Board considered the extent to which economies of scale would be realized as the Fund grows, and whether fee levels reflect these economies of scale for the benefit of Fund investors. The independent directors did not disagree with GEAM's assertion that the competitive fees it has charged to the Fund since inception means that GEAM is already sharing the fee benefits of larger asset sizes compared to having charged higher fees on lower asset levels for the Fund when newer. The Board recognized the benefits to the Fund of GEAM's past investment in the Funds' operations through those competitive fees.

FALL-OUT FINANCIAL BENEFITS

The Board and the independent directors considered other actual and potential financial benefits to GEAM and the sub-adviser in concluding that the contractual advisory and sub-advisory fees are reasonable for the Fund. An example of those benefits would be the soft dollars generated by portfolio transactions by the Fund. The

Notes to Financial Statements                          June 30, 2005 (unaudited)
--------------------------------------------------------------------------------


Board noted, however, that the Fund benefits from the vast array of resources available through GEAM and that the Fund represents only a small portion of the overall assets managed by GEAM.

CONCLUSION

The Board and the independent directors separately concluded that the renewal of each advisory and sub-advisory agreement was in the best interest of the shareholders of the Fund.

DIRECTORS' COMPENSATION The Fund pays no compensation to their directors who are officers or employees of GEAM or its affiliates. Directors who are not such officers or employees also serve in a similar capacity for other funds advised by GEAM. Compensation paid to unaffiliated directors are reflected on the Statement of Operations. These fees are allocated pro rata across all of the mutual fund platforms and share classes served by the directors, including the Fund, and are based upon the relative net assets of each fund within such platforms.
(For additional information about directors compensation please refer to the Statement of Additional Information.)


4.   SUB-ADVISORY FEES

Pursuant to investment sub-advisory agreements with GEAM, SSgA Funds Management, Inc. ("SSgA") is the Sub-Adviser to the S&P 500 Index Fund. SSgA is responsible for the day-to-day portfolio management of the assets of the Fund, including the responsibility for making decisions to buy, sell or hold a particular security, under the general supervision of GEAM and the Board.

For its services, GEAM pays SSgA monthly sub-advisory fees which are calculated as a percentage of the average daily net assets of the Fund.


5.   INVESTMENT TRANSACTIONS

PURCHASES AND SALES OF SECURITIES The cost of purchases and the proceeds from sales of investments, other than short-term securities and options, for the period ended June 30, 2005 were as follows:

                 Purchases               Sales
--------------------------------------------------------------------------------

                $7,275,620            $43,538,274

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------

INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS:

The business and affairs of the Company are managed under the direction of the Company's Board of Directors. Information pertaining to the Directors and officers of the Company is set forth below.


INTERESTED DIRECTORS AND EXECUTIVE OFFICERS

--------------------------------------------------------------------------------
MICHAEL J. COSGROVE
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    56

POSITION(S) HELD WITH FUND Chairman of the Board and President

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 8 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Executive Vice President - Chief Commercial Officer of GEAM (formerly President, GE Asset Management Services division ("GEAMS") of GE Financial Assurance Holdings, Inc., an indirect wholly-owned subsidiary of General Electric Company ("GE")), since February 1997; Vice President, GE Capital Corporation, an indirect wholly-owned subsidiary of GE, since December 1999; Executive Vice President - Sales and Marketing of GEAM, a wholly-owned subsidiary of GE that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, since March 1993; Director of GEAM since 1988.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    49

OTHER DIRECTORSHIPS HELD BY DIRECTOR Chairman of the Board and President of GE Funds since 1993, and GE Institutional Funds and GE LifeStyle Funds since their inception; Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since 1988; Trustee of Fordham University since 2003 and Marymount College from 1994 through 2002.


--------------------------------------------------------------------------------
ALAN M. LEWIS
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    58

POSITION(S) HELD WITH FUND    Director and Executive Vice President

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 5 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS    Executive Vice President, General
Counsel and Secretary of GEAM since 1987

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    49

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee and Executive Vice President of GE Funds, GE Institutional Funds and GE LifeStyle Funds since their inception. Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since 1987.

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
ROBERT HERLIHY
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    38

POSITION(S) HELD WITH FUND    Treasurer

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 3 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Manager of Mutual Fund Operations at GEAM since March 2002; from August 1999 to March 2002, Mr. Herlihy was a manager in the Investment Company Services Group of PricewaterhouseCoopers LLP, New York; from September 1998 to August 1999 a Supervisor in the Investment Company Group at McGladrey & Pullen LLP (Acquired by PricewaterhouseCoopers LLP in August 1999); from June 1996 to September 1998 a Manager of Audit Services at Condon O'Meara McGinty & Donnelly LLP. Treasurer of GE Funds, GE Lifestyle Funds, GE Institutional Funds, Elfun Funds, and GE Savings & Security Funds since June 2002.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR    N/A


--------------------------------------------------------------------------------
MATTHEW J. SIMPSON
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    44

POSITION(S) HELD WITH FUND    Vice President and Secretary

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 8 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Senior Vice President and General Counsel - Marketing and Client Services (formerly Asset Management Services), at GEAM and Senior Vice President and General Counsel of GEAMS since February 1997; from October 1992 to February 1997, Vice President and Associate General Counsel of GEAM; Secretary of GE Funds since 1993 and Vice President since September 2003; Secretary of GE Institutional Funds and GE LifeStyle Funds since their inception and Vice President since September 2003; Assistant Secretary of Elfun Funds and GE Savings & Security Funds since 1998 and Vice President since October 2003.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR    N/A


--------------------------------------------------------------------------------
JEANNE M. LAPORTA
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    39

POSITION(S) HELD WITH FUND    Vice President and Assistant Secretary

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 1 year

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Vice President and Associate General Counsel - Marketing and Client Services (formerly Asset Management Services) at GEAM since May 1997; Vice President and Assistant Secretary of GE Funds, GE Institutional Funds and GE LifeStyle Funds since September 2003; Vice President and Assistant Secretary of Elfun Funds and GE Savings & Security Funds since October 2003.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR    N/A

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------


NON-INTERESTED DIRECTORS

--------------------------------------------------------------------------------
JOHN R. COSTANTINO
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    59

POSITION(S) HELD WITH FUND    Director

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 8 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS    Managing Director, Walden
Partners, Ltd., consultants and investors, since August 1992.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    41

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds since 1993, GE Institutional Funds and GE LifeStyle Funds since their inception; Trustee of Fordham University since 2002 and Marymount College from 2001 through 2002; Neuroscience Research Institute since 1986; Diocesan Finance Counsel of the Dioceses of Brooklyn & Queens since 2001; Gregorian University Foundation since 1994.


--------------------------------------------------------------------------------
WILLIAM J. LUCAS
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    57

POSITION(S) HELD WITH FUND    Director

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 8 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Vice President and Treasurer of Fairfield University since 1983.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    41

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds since 1993, and GE Institutional Funds and GE LifeStyle Funds since their inception.


--------------------------------------------------------------------------------
ROBERT P. QUINN
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    69

POSITION(S) HELD WITH FUND    Director

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 8 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS    Retired since 1983 from
Salomon Brothers Inc.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    41

OTHER DIRECTORSHIPS HELD BY DIRECTOR GP Financial Corp, holding company; The Greenpoint Savings Bank, a financial institution. Trustee of GE Funds since 1993, and GE Institutional Funds and GE LifeStyle Funds since their inception.


--------------------------------------------------------------------------------
PROXY VOTING POLICIES AND PROCEDURES
You may request without charge a description of the Trust's policies and procedures for voting proxies related to the Funds' portfolio securities by calling 1-800-242-0134. You may also view a description of those policies and procedures on the Funds' website at http://www.gefunds.com or on the SEC's website at http://www.sec.gov.

Investment Team
--------------------------------------------------------------------------------


INVESTMENT ADVISER AND ADMINISTRATOR
GE Asset Management Incorporated


BOARD OF DIRECTORS
Michael J.Cosgrove, CHAIRMAN
John R. Costantino
Alan M. Lewis
William J. Lucas
Robert P. Quinn


SECRETARY
Matthew J. Simpson


TREASURER
Robert Herlihy


ASSISTANT TREASURER
Christopher M. Isaacs


DISTRIBUTOR
GE Investment Distributors, Inc.
Member NASD and SIPC


COUNSEL
Sutherland, Asbill & Brennan, LLP

CUSTODIAN
State Street Bank & Trust Company


INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
KPMG LLP


OFFICERS OF THE INVESTMENT ADVISER
John H. Myers, CHIEF EXECUTIVE OFFICER
David B. Carlson, EVP, DOMESTIC EQUITIES
Michael J. Cosgrove, EVP, CHIEF COMMERCIAL OFFICER
Kathryn Karlic, EVP, FIXED INCOME
Ralph R. Layman, EVP, INTERNATIONAL EQUITIES
Alan M. Lewis, EVP, GENERAL COUNSEL AND SECRETARY
Robert A. MacDougall, EVP, FIXED INCOME
Don W. Torey, EVP, ALTERNATIVE INVESTMENTS AND REAL ESTATE
John J. Walker, EVP, CHIEF FINANCIAL OFFICER

                     [This page intentionally left blank.]

GE Investments Funds, Inc.

Premier Growth Equity Fund



Semi-Annual Report

JUNE 30, 2005



[LOGO OMITTED]

GE Investments Funds, Inc.
Premier Growth Equity Fund                                              Contents
--------------------------------------------------------------------------------

MANAGER REVIEW AND SCHEDULE OF INVESTMENTS ...........................     1

NOTES TO PERFORMANCE .................................................     5

NOTES TO SCHEDULE OF INVESTMENTS .....................................     5

FINANCIAL STATEMENTS

     Financial Highlights ............................................     6

     Statement of Assets and Liabilities .............................     7

     Statement of Operations .........................................     8

     Statements of Changes in Net Assets .............................     9

     Notes to Financial Statements ...................................    10

ADDITIONAL INFORMATION ...............................................    16

INVESTMENT TEAM ......................................................    19



This report is prepared for Policyholders of certain variable contracts and may be distributed to others only if preceded or accompanied by the variable contract's current prospectus and the current prospectus of the Funds available for investments thereunder.

Premier Growth Equity Fund                                                   Q&A
--------------------------------------------------------------------------------


DAVID B. CARLSON IS A DIRECTOR AND EXECUTIVE VICE PRESIDENT OF GE ASSET MANAGEMENT. HE MANAGES THE OVERALL U.S. EQUITY INVESTMENTS FOR GE ASSET MANAGEMENT. MR. CARLSON IS PORTFOLIO MANAGER FOR THE PREMIER GROWTH EQUITY FUND AND HAS SERVED IN THAT CAPACITY SINCE THE FUND'S COMMENCEMENT. MR. CARLSON JOINED GE ASSET MANAGEMENT IN 1982 AS A SECURITIES ANALYST FOR INVESTMENT OPERATIONS. HE BECAME A VICE PRESIDENT FOR MUTUAL FUND PORTFOLIOS IN 1987, A SENIOR VICE PRESIDENT IN 1989 AND A DIRECTOR AND EXECUTIVE VICE PRESIDENT IN 2003. DAVE IS A GRADUATE OF INDIANA UNIVERSITY WITH A BS IN FINANCE. HE IS A MEMBER OF THE NEW YORK SOCIETY OF SECURITY ANALYSTS AND IS A HOLDER OF A CHARTERED FINANCIAL ANALYST DESIGNATION.

Q. HOW DID THE PREMIER GROWTH FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2005?

A. For the six-month period ended June 30, 2005, the Premier Growth Fund returned (2.90)%. The S&P 500 Index, the Fund's benchmark, returned (0.81)% and the Fund's Lipper peer group of 172 Large-Cap Growth Funds returned an average of (1.42)% for the same period.

Q.  WHAT MARKET CONDITIONS IMPACTED FUND PERFORMANCE?

A. Most stock market indexes have been lower this year, despite strong corporate earnings growth. High energy prices have been weighing on the market. With crude oil around $60 a barrel, investors have been worried about the economy slowing. Another sign of investor concern over future economic growth was reflected in the bond market where long-term interest rates have fallen this year, despite further Fed tightening of short rates. Within the stock market, energy stocks remained strong, many cyclical stocks declined, and non-cyclical stocks such as utilities and staples outperformed. Value stocks continued to outperform growth stocks.

Q.  WHAT WERE THE PRIMARY DRIVERS OF FUND PERFORMANCE?

A. Energy stocks have been the best performing sector rising nearly 20% in the first half of the year. Utility stocks have been the second best performing sector, rising 15%. As a growth oriented portfolio, Premier Growth has no utility stocks and only one energy stock, Schlumberger, making it difficult to perform inline with the major market averages during this time period. Health Care stocks rose modestly in the period, and United Healthcare was the Fund's best performing Healthcare stock with a rise of 18%. Monsanto rose 13% due to the favorable outlook for genetically modified agricultural seeds. Media stocks have been weak, and holdings such as Comcast, Liberty Media, and Interactive Corp. all declined in the period. Technology stocks were mixed with Intel rising 11%, Intuit up 3%, but Dell and Microsoft both declined about 6%.

Q.  WERE THERE ANY SIGNIFICANT CHANGES TO THE FUND DURING THE PERIOD?

A. Three new positions were added to the portfolio, and four positions were eliminated. We initiated positions in eBay and Qualcomm after they sold off sharply during the period. We also initiated a position in Analog Devices, the leading analog semiconductor company in the world.

    At the end of the period, the fund had 36 stocks in the portfolio and Technology and Healthcare remained the two largest sectors with weights of 30% and 20%, respectively. We continue the strategy of owning industry-leading companies that the portfolio manager believes have above average long-term growth prospects.


[photo omitted]

Premier Growth Equity Fund
--------------------------------------------------------------------------------
                                              Understanding Your Fund's Expenses


As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended June 30, 2005.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses Paid During Period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.

JANUARY 1, 2005 - JUNE 30, 2005
---------------------------------------------------------------------------------------------------------------------------
                                     ACCOUNT VALUE AT                   ACCOUNT VALUE                     EXPENSES
                                     THE BEGINNING OF                   AT THE END OF                    PAID DURING
                                      THE PERIOD ($)                    THE PERIOD ($)                 THE PERIOD ($)*
---------------------------------------------------------------------------------------------------------------------------
Actual Fund Return**                     1,000.00                           971.05                           3.46
---------------------------------------------------------------------------------------------------------------------------
Hypothetical 5% Return
   (2.5% for the period)                 1,000.00                         1,020.98                           3.63
---------------------------------------------------------------------------------------------------------------------------

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.72% (FROM PERIOD JANUARY 1, 2005 - JUNE 30, 2005), MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 181/365 (TO REFLECT THE SIX-MONTH PERIOD).

**  ACTUAL FUND RETURN FOR SIX-MONTH PERIOD ENDED JUNE 30, 2005 WAS (2.90)%.

Premier Growth Equity Fund                                           (unaudited)
--------------------------------------------------------------------------------


CHANGE IN VALUE
OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

[Line chart omitted -- plot points are as follows:]

                    Premier Growth Equity Fund       S&P 500 Index

12/12/97                    10,000                     10,000
06/01/98                    12,193                     11,972
12/01/98                    14,125                     13,087
06/01/99                    16,968                     14,691
12/01/99                    19,247                     15,844
06/01/00                    19,145                     15,772
12/01/00                    18,241                     14,389
06/01/01                    17,172                     13,427
12/01/01                    16,574                     12,675
06/01/02                    14,685                     11,007
12/01/02                    13,091                      9,873
06/01/03                    14,779                     11,036
12/01/03                    16,876                     12,710
06/01/04                    17,032                     13,147
12/01/04                    18,062                     14,093
06/01/05                    17,539                     13,979


AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED JUNE 30, 2005
--------------------------------------------------------------------------------
                              SIX       ONE      FIVE      SINCE
                             MONTHS     YEAR     YEAR    INCEPTION
--------------------------------------------------------------------------------
Premier Growth Equity Fund   -2.90%     2.98%   -1.74%     7.73%
--------------------------------------------------------------------------------
S&P 500 Index                -0.81%     6.33%   -2.38%     4.52%
--------------------------------------------------------------------------------
Lipper peer group average*   -1.42%     4.12%   -8.18%      N/A
--------------------------------------------------------------------------------
Inception date                12/12/97
--------------------------------------------------------------------------------


Premier Growth Equity Fund (ending value $17,539)
S&P 500 Index (ending value $13,979)


INVESTMENT PROFILE

A fund designed for investors who seek long-term growth of capital and future income rather than current income by investing at least 80% of its net assets in equity securities under normal market conditions. The Fund invests primarily in a limited number of large- and medium-sized companies that the portfolio manager believes have above-average growth histories and/or growth potential.


TOP TEN LARGEST HOLDINGS
AS OF JUNE 30, 2005
as a % of Market Value
--------------------------------------------------------------------------------
 Intuit Inc.                                             4.00%
--------------------------------------------------------------------------------
 Schlumberger Ltd.                                       3.95%
--------------------------------------------------------------------------------
 First Data Corp.                                        3.91%
--------------------------------------------------------------------------------
 State Street Corp.                                      3.58%
--------------------------------------------------------------------------------
 Liberty Media Corp. (Series A)                          3.54%
--------------------------------------------------------------------------------
 Vodafone Group PLC ADR                                  3.51%
--------------------------------------------------------------------------------
 Amgen Inc.                                              3.47%
--------------------------------------------------------------------------------
 Microsoft Corp.                                         3.28%
--------------------------------------------------------------------------------
 Carnival Corp.                                          3.28%
--------------------------------------------------------------------------------
 Johnson & Johnson                                       3.21%
--------------------------------------------------------------------------------


PORTFOLIO COMPOSITION
AS OF JUNE 30, 2005
as a % of Market Value
--------------------------------------------------------------------------------

Market Value of $141,698 (in thousands)

[Pie chart omitted -- plot points are as follows:]

Information Technology             27.7%
Consumer Discretionary             18.8%
Healthcare                         18.5%
Financials                         14.4%
Short-Term                          8.1%
Energy                              4.0%
Telecommunication Services          3.5%
Industrials                         3.1%
Materials                           1.9%


* LIPPER PERFORMANCE COMPARISONS ARE BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE SIX-MONTH, ONE-YEAR, AND FIVE-YEAR PERIODS INDICATED IN THE LARGE-CAP GROWTH PEER GROUP CONSISTING OF 172, 168, AND 90 UNDERLYING ANNUITY FUNDS, RESPECTIVELY.

    SEE NOTES TO PERFORMANCE ON PAGE 5 FOR FURTHER INFORMATION, INCLUDING AN EXPLANATION OF LIPPER PEER CATEGORIES.

    PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES.

PREMIER GROWTH EQUITY FUND

Schedule of Investments                                June 30, 2005 (unaudited)
--------------------------------------------------------------------------------
                           PREMIER GROWTH EQUITY FUND
--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 96.9%
--------------------------------------------------------------------------------

CONSUMER DISCRETIONARY -- 19.8%

Carnival Corp.                        85,103  $  4,642,369
Comcast Corp. (Class A) (Special)    136,166     4,078,172(a)
eBay Inc.                             72,622     2,397,252(a)
IAC/InterActiveCorp                   98,342     2,365,125(a,e)
Liberty Global Inc. (Series A)        81,321     3,795,251(a)
Liberty Media Corp. (Series A)       491,709     5,010,515(a,d)
The Home Depot, Inc.                 109,689     4,266,902
                                                26,555,586

ENERGY -- 4.2%

Schlumberger Ltd.                     73,756     5,601,031

FINANCIALS -- 15.2%

AFLAC Incorporated                    98,342     4,256,242(d)
American Express Co.                  25,720     1,369,076(e)
Citigroup Inc.                        54,845     2,535,484
Federal National Mortgage
   Association                        45,389     2,650,718
SLM Corp.                             88,886     4,515,409
State Street Corp.                   105,150     5,073,487(c)
                                                20,400,416

HEALTHCARE -- 19.5%

Amgen Inc.                            81,321     4,916,668(a)
Johnson & Johnson                     69,974     4,548,310
Lincare Holdings Inc.                 62,409     2,548,783(a)
Medtronic Inc.                        55,601     2,879,576(e)
Pfizer Inc.                          141,839     3,911,920
UnitedHealth Group Incorporated       83,212     4,338,674
Zimmer Holdings, Inc.                 40,850     3,111,544(a,e)
                                                26,255,475

INDUSTRIALS -- 3.3%

Dover Corp.                          121,036     4,403,290(d)

INFORMATION TECHNOLOGY -- 29.2%

Analog Devices, Inc.                  40,093     1,495,870
Certegy Inc.                          43,497     1,662,455
Cisco Systems, Inc.                  170,207     3,252,656(a,d)
Dell Inc.                             94,559     3,736,026(a)
First Data Corp.                     138,057     5,541,608
Intel Corp.                           62,409     1,626,378
Intuit Inc.                          125,575     5,664,688(a)
Microsoft Corp.                      187,228     4,650,744

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------

Molex Inc. (Class A)                 175,880 $   4,129,662(e)
Paychex, Inc.                        117,254     3,815,445
QUALCOMM, Inc.                        44,632     1,473,302
Yahoo! Inc.                           64,300     2,227,995(a)
                                                39,276,829

MATERIALS -- 2.0%

Monsanto Co.                          43,497     2,734,656

TELECOMMUNICATION SERVICES -- 3.7%

Vodafone Group PLC ADR               204,248     4,967,311(d)

TOTAL INVESTMENTS IN SECURITIES
   (COST $117,595,086)                         130,194,594

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 8.6%
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 1.6%

GEI Short Term Investment Fund
   3.20%                           2,148,147     2,148,147(b,f)

SHORT-TERM SECURITIES PURCHASED WITH
COLLATERAL FROM SECURITIES ON LOAN -- 7.0%

State Street Navigator Securities
   Lending Prime Portfolio
   3.31%                           9,355,492     9,355,492(b,c)

TOTAL SHORT-TERM INVESTMENTS
   (COST $11,503,639)                           11,503,639


TOTAL INVESTMENTS
   (COST $129,098,725)                         141,698,233


LIABILITIES IN EXCESS OF OTHER
   ASSETS -- (5.5)%                              (7,269,186)
                                               ------------

NET ASSETS -- 100.0%                           $134,429,047
                                               ============

--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------

The GEI Premier Growth Equity had the following short futures contracts open at June 30, 2005:

                               NUMBER     CURRENT
                 EXPIRATION      OF       NOTIONAL     UNREALIZED
DESCRIPTION         DATE      CONTRACTS    VALUE     APPRECIATION
--------------------------------------------------------------------------------
S&P 500 Index
   Futures     September 2005     1     $(300,925)      $2,046


See Notes to Schedule of Investments on page 5 and Notes to Financial
Statements.

Notes to Performance                                   June 30, 2005 (unaudited)
--------------------------------------------------------------------------------


Total returns take into account changes in share price and assume reinvestment of dividends and capital gains distributions, if any. Investment returns and net asset value on an investment will fluctuate and you may have a gain or loss when you sell your shares. Periods less than one year are not annualized.

Current performance may be lower or higher than that shown. You may call toll-free (800) 242-0134 for performance information as of the most recent month end.

Certain fees and Fund expenses have been waived and/or borne by the Fund's prior investment advisers. In addition, GE Asset Management waived certain fees for the Money Market Fund prior to fiscal 2002. Had these fees and expenses not been waived, the returns (and/or yields) would have been lower.

Shares of the Fund are neither insured nor guaranteed by the U.S. Government, and their prices will fluctuate with market conditions.

The Standard & Poor's ("S&P") 500 Composite Price Index of stocks (S&P 500) is an unmanaged index and do not reflect the actual cost of investing in the instruments that comprise the index. The S&P 500 is a market capitalization-weighted index of stocks of 500 large U.S. companies, which is widely used as a measure of large-cap stock market performance. The results shown for the foregoing index assume the reinvestment of net dividends or interest.

The peer universe of the underlying annuity funds used in our peer ranking calculation is based on the blend of Lipper peer categories, as shown. Lipper is an independent mutual fund rating service. A Fund's performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to the Fund's. Such comparisons or rankings are made on the basis of several factors, including the Fund's objectives and policies, management style and strategy, and portfolio composition, and may change over time if any of those factors change. Lipper is an independent mutual fund rating service.


Notes to Schedule of Investments
--------------------------------------------------------------------------------


The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities cited may not represent current or future holdings and should not be considered as a recommendation to purchase or sell a particular security. See the prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.

(a) Non-income producing security.

(b) Coupon amount represents effective yield.

(c) State Street Corp. is the parent company of State Street Bank & Trust Co., the Fund's custodian and accounting agent.

(d) At June 30, 2005, all or a portion of this security was pledged to cover collateral requirements for futures, options, forward foreign currency contracts and/or TBA's.

(e) All or a portion of the security is out on loan.

(f) GEAM, the investment adviser of the Fund, also serves as investment adviser of the Trust.

+   Percentages are based on net assets as of June 30, 2005.


Abbreviations:

ADR  American Depositary Receipt

Financial Highlights
Selected data based on a share outstanding throughout the periods indicated
------------------------------------------------------------------------------------------------------------------------------------
PREMIER GROWTH EQUITY FUND
                                                  6/30/05+     12/31/04     12/31/03      12/31/02      12/31/01      12/31/00
------------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                          --           --           --            --            --      12/12/97
Net asset value, beginning of period ............   $74.95       $70.46       $54.74        $69.34        $78.68        $88.65
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income ........................     0.11         0.47         0.11          0.03          0.06          0.10
   Net realized and unrealized
      gains/(losses) on investments .............    (2.28)        4.48        15.72        (14.60)        (7.24)        (5.03)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME/(LOSS) FROM INVESTMENT OPERATIONS ..    (2.17)        4.95         15.83        (14.57)        (7.18)       (4.93)
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income ........................       --         0.46         0.11          0.03          0.07          0.10
   Net realized gains ...........................       --           --           --            --          2.09          4.94
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS .............................       --         0.46         0.11          0.03          2.16          5.04
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ..................   $72.78       $74.95       $70.46        $54.74        $69.34        $78.68
====================================================================================================================================
TOTAL RETURN (A) ................................  (2.90)%        7.03%       28.91%      (21.02)%       (9.14)%       (5.23)%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands) ..... $134,429     $137,801     $143,202       $87,569      $104,185       $90,704
   Ratios to average net assets:
      Net investment income* ....................    0.31%        0.62%        0.20%         0.05%         0.10%         0.15%
      Net expenses* .............................    0.72%        0.71%        0.70%         0.67%         0.67%         0.67%
      Gross Expenses* ...........................    0.72%        0.71%        0.70%         0.67%         0.67%         0.68%
   Portfolio turnover rate ......................      17%          22%          24%           25%           21%           21%


NOTES TO FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(a) Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains. Had the adviser not absorbed a portion of expenses, total returns would have been lower.

*   Annualized for periods less than one year.

+   Unaudited


See Notes to Financial Statements.

Statement of Assets
and Liabilities JUNE 30, 2005 (UNAUDITED)
                                                                                                             PREMIER
                                                                                                             GROWTH
                                                                                                            EQUITY FUND
---------------------------------------------------------------------------------------------------------------------------
ASSETS
   Investments in securities, at market* (cost $117,595,086) ......................................     $130,194,594
   Short-term Investments (at amortized cost) .....................................................        9,355,492
   Short-term affiliated investments (at amortized cost) ..........................................        2,148,147
   Receivable for investments sold ................................................................        2,741,230
   Income receivables .............................................................................          153,421
   Receivable for fund shares sold ................................................................           24,734
   Variation margin receivable ....................................................................            2,050
---------------------------------------------------------------------------------------------------------------------------
       TOTAL  ASSETS ..............................................................................      144,619,668
---------------------------------------------------------------------------------------------------------------------------

LIABILITIES
   Payable upon return of securities loaned .......................................................        9,355,492
   Payable for investments purchased ..............................................................          272,090
   Payable for fund shares redeemed ...............................................................          482,671
   Payable to GEAM ................................................................................           80,368
---------------------------------------------------------------------------------------------------------------------------
       TOTAL LIABILITIES ..........................................................................       10,190,621
---------------------------------------------------------------------------------------------------------------------------
NET ASSETS ........................................................................................     $134,429,047
---------------------------------------------------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
   Capital paid in ................................................................................      134,090,652
   Undistributed net investment income ............................................................          217,550
   Accumulated net realized loss ..................................................................      (12,480,709)
   Net unrealized appreciation on:
       Investments ................................................................................       12,599,508
       Futures ....................................................................................            2,046
---------------------------------------------------------------------------------------------------------------------------
NET ASSETS ........................................................................................     $134,429,047
---------------------------------------------------------------------------------------------------------------------------
Shares outstanding ($0.01 par value; unlimited shares authorized) .................................        1,847,004
Net asset value per share .........................................................................           $72.78


*   Includes $9,072,317 of securities on loan.


See Notes to Financial Statements.

Statement of Operations
FOR THE SIX MONTHS ENDED JUNE 30, 2005 (UNAUDITED)

                                                                                            PREMIER
                                                                                            GROWTH
                                                                                          EQUITY FUND
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
    INCOME:
      Dividend ......................................................................    $     647,032
      Interest* .....................................................................            1,916
      Interest from affliated investments ...........................................           51,857
      Less: Foreign taxes withheld ..................................................           (9,521)
---------------------------------------------------------------------------------------------------------------------------
    TOTAL INCOME ....................................................................          691,284
---------------------------------------------------------------------------------------------------------------------------
    EXPENSES:
      Advisory and administrative fees ..............................................          435,393
      Custody and accounting expenses ...............................................           17,700
      Professional fees .............................................................           15,336
      Transfer agent ................................................................              109
      Trustee's fees ................................................................            2,744
      Registration expenses .........................................................              607
      Other expenses ................................................................           11,060
---------------------------------------------------------------------------------------------------------------------------
    TOTAL EXPENSES ..................................................................          482,949
---------------------------------------------------------------------------------------------------------------------------
    NET INVESTMENT INCOME ...........................................................          208,335
===========================================================================================================================

NET REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS

      REALIZED GAIN (LOSS) ON:
         Investments ................................................................        2,389,182
         Futures ....................................................................          (64,063)

      INCREASE (DECREASE) IN UNREALIZED APPRECIATION/
         (DEPRECIATION) ON:
         Investments ................................................................       (6,538,838)
         Futures ....................................................................            5,225
---------------------------------------------------------------------------------------------------------------------------
      Net realized and unrealized loss on investments ...............................       (4,208,494)
---------------------------------------------------------------------------------------------------------------------------
    NET DECREASE IN NET ASSETS RESULTING
      FROM OPERATIONS ...............................................................      $(4,000,159)
===========================================================================================================================


* Income attributable to security lending activity, net of rebate expenses, was $1,916.


See Notes to Financial Statements.

Statements of
Changes in Net Assets
                                                                                                          PREMIER
                                                                                                          GROWTH
                                                                                                        EQUITY FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                                                            SIX MONTHS ENDED    YEAR ENDED
                                                                                              JUNE 30, 2005    DECEMBER 31,
                                                                                               (UNAUDITED)         2004
------------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investments income .............................................................    $    208,335      $    853,012
     Net realized gain on investments, futures, written options,
       foreign currency transactions and swaps ..........................................       2,325,119           809,496
     Net increase (decrease) in unrealized appreciation/(depreciation)
       on investments, futures, written options, foreign
       currency translation .............................................................      (6,533,613)        7,021,414
------------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from operations ............................................      (4,000,159)        8,683,922
------------------------------------------------------------------------------------------------------------------------------------
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income ..............................................................              --          (848,815)
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS ..................................................................              --          (848,815)
------------------------------------------------------------------------------------------------------------------------------------
   Increase (decrease) in net assets from operations and distributions ..................      (4,000,159)        7,835,107
------------------------------------------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
     Proceeds from sale of shares .......................................................      12,832,999        12,671,278
     Value of distributions reinvested ..................................................              --           848,814
     Cost of shares redeemed ............................................................     (12,204,506)      (26,756,524)
------------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from share  transactions ...................................         628,493       (13,236,432)
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL DECREASE IN NET ASSETS .........................................................      (3,371,666)       (5,401,325)

NET ASSETS
   Beginning of period ..................................................................     137,800,713       143,202,038
------------------------------------------------------------------------------------------------------------------------------------
    End of period .......................................................................    $134,429,047      $137,800,713
====================================================================================================================================
UNDISTRIBUTED NET INVESTMENT  INCOME, END OF PERIOD .....................................    $    217,550      $      9,215
------------------------------------------------------------------------------------------------------------------------------------
CHANGES IN PORTFOLIO SHARES
     Shares sold ........................................................................         178,224           178,487
     Issued for distributions reinvested ................................................              --            11,322
     Shares redeemed ....................................................................        (169,684)         (383,795)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ..................................................           8,540          (193,986)
====================================================================================================================================

See Notes to Financial Statements.

Notes to Financial Statements                          June 30, 2005 (unaudited)
--------------------------------------------------------------------------------


1.   ORGANIZATION OF THE COMPANY

GE Investments Funds, Inc. (the "Company") was incorporated under the laws of the Commonwealth of Virginia on May 14, 1984 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Company is comprised of fourteen investment portfolios (collectively the "Funds"), although only the following twelve are currently being offered: U.S. Equity Fund, S&P 500 Index Fund, Premier Growth Equity Fund (the "Fund"), Value Equity Fund, Mid-Cap Equity Fund, Small-Cap Value Equity Fund, International Equity Fund, Total Return Fund, Global Income Fund, Income Fund, Money Market Fund and Real Estate Securities Fund.

Shares of the Company are offered only to insurance company separate accounts that fund certain variable life insurance contracts and variable annuity contracts. These insurance companies may include insurance companies affiliated with GE Asset Management Incorporated ("GEAM"), the investment adviser and administrator of each of the Funds.

As of June 30, 2005, GE Life and Annuity Assurance Company ("GE Life") and General Electric Capital Assurance Company, each an affiliated insurance company, controlled the Funds by ownership, through separate accounts, of virtually all of the Funds' shares of beneficial interest.


2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions at the date of the financial statements. Actual results may differ from those estimates.

The following summarizes the significant accounting policies of the Company:

SECURITY VALUATION AND TRANSACTION Securities for which exchange quotations are readily available are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price. Securities listed on the NASDAQ will be valued at the NASDAQ's official close price. Certain fixed income securities are valued by a dealer or by a pricing service based upon a matrix system, which considers market transactions as well as dealer supplied valuations. Short-term investments maturing within sixty days are valued at amortized cost. If quotations are not readily available for a portfolio security, or if it is believed that a quotation or other market price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Fund's Board of Directors that are designed to establish its "fair value". These procedures require that the fair value of a security be established by the valuation committee. The fair value committee follows different protocols for different types of investments and circumstances.

Foreign securities may be valued with the assistance of an independent fair value pricing service in circumstances where it is believed that they have been or would be materially affected by events occurring after the close of the portfolio security's primary market and before the close of regular trading on the NYSE. This independent fair value pricing service uses a computerized system to appraise affected securities and portfolios taking into consideration various factors and the fair value of such securities may be something other than the last available quotation or other market price. GE Asset Management may also separately monitor portfolio securities and, consistent with the Fund's fair value procedures, apply a different value to a portfolio security than would be applied had it been priced using market quotations or by an independent fair value pricing service.

Determining the fair value of securities involves the application of both subjective and objective considerations. Security values may differ depending on the methodology used to determine their values, and may differ from the last quoted sale or closing price. No assurance can be given that use of these fair value procedures will always better represent the price at which a Fund could sell the affected portfolio security.

Security transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

REPURCHASE AGREEMENTS The Fund may enter into repurchase agreements. The Fund's or a third party custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Fund. The Fund values the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to 102% of the repurchase price. In the event the seller defaults and the

Notes to Financial Statements                          June 30, 2005 (unaudited)
--------------------------------------------------------------------------------


value of the security declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

SECURITY LENDING The Fund may loan securities to brokers, dealers, and financial institutions determined by GEAM to be creditworthy, subject to certain limitations. The Fund continues to receive the interest and dividends on the loaned securities during the term of the loan. The loans of securities are secured by collateral in the form of cash or other liquid assets, which are segregated and maintained with the custodian in an amount at least equal to 102% of the current market value of the loaned securities. During the term of the loan, the Fund will record any gain or loss in the market value of its loaned securities and of securities in which cash collateral is invested. The Fund will also earn interest, net of any rebate, from securities in which cash collateral is invested. In the event the counterparty (borrower) does not meet its contracted obligation to return the securities, the Fund may be exposed to the risk of loss of reacquiring the loaned securities at prevailing market prices using the proceeds of the sale of the collateral.

FOREIGN CURRENCY Accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period. Such fluctuations are included in the net realized or unrealized gain or loss from investments. Net realized gains or losses on foreign currency transactions represent net gains or losses on sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income and withholding taxes accrued and the U.S. dollar amount actually received or paid, and gains or losses between the trade and settlement date on purchases and sales of securities. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases or decreases in unrealized appreciation/depreciation on foreign currency related transactions.

FUTURES CONTRACTS The Fund may invest in interest rate, financial or stock or bond index futures contracts subject to certain limitations. The Fund may invest in futures contracts to manage its exposure to the stock and bond markets and fluctuations in currency values. Buying futures tends to increase the Fund's exposure to the underlying instrument while selling futures tends to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. The Fund will not enter into a transaction involving futures for speculative purposes. The Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the fair value of the underlying security. The Fund records an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Fund recognizes a realized gain or loss on the expiration or closing of a futures contract.

OPTIONS The Fund may purchase and write options, subject to certain limitations. The Fund may invest in options contracts to manage their exposure to the stock and bond markets and fluctuations in foreign currency values. Writing puts and buying calls tend to increase the Fund's exposure to the underlying instrument while buying puts and writing calls tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. The Fund will not enter into a transaction involving options for speculative purposes. The Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and

Notes to Financial Statements                          June 30, 2005 (unaudited)
--------------------------------------------------------------------------------


changes in the liquidity of the secondary market for the contracts. Options are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price.

When the Fund writes an option, the amount of the premium received is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase, as a realized loss. When an option is exercised, the proceeds from the sale of the underlying security or the cost basis of the securities purchased is adjusted by the original premium received or paid.

INVESTMENTS IN FOREIGN MARKETS Investments in foreign markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, tariffs and taxes, subject to delays in settlements, and their prices may be more volatile.

The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based upon net investment income, net realized gains and net unrealized appreciation as income and/or capital gains are earned.

INCOME TAXES The Fund intends to comply with all sections of the Internal Revenue Code applicable to regulated investment companies including the distribution of substantially all of their taxable net investment income and net realized capital gains to their shareholders. Therefore, no provision for federal income tax has been made. The Fund is treated as a separate taxpayer for federal income tax purposes.

At June 30, 2005, information on the tax cost of investments is as follows:

                                                                                                   Net Tax
                   Cost of                  Gross Tax                  Gross Tax                 Unrealized
               Investments for             Unrealized                 Unrealized                Appreciation
                Tax Purposes              Appreciation               Depreciation              on Investments
---------------------------------------------------------------------------------------------------------------------------
                $134,834,034              $10,944,203                $(4,080,003)                $6,864,199

As of December 31, 2004, the Fund has the capital loss carryover as indicated below. The capital loss carryover is available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income.

                  Amount                      Expires
--------------------------------------------------------------------------------

                $6,034,994                   12/31/10
                 3,038,704                   12/31/11

During the year ended December 31, 2004, the Fund utilized approximately $1,204,997 of capital loss carryovers.

Any net capital and currency losses incurred after October 31, within the Fund's tax year, are deemed to arise on the first day of the Fund's next tax year if the Fund so elects to defer such losses.

The Fund had no losses incurred after October 31, 2004.

The tax composition of distributions paid (other than return of capital distributions for the year) during the year ended December 31, 2004 was as follows:


           Ordinary          Long-Term
            Income         Capital Gains         Total
--------------------------------------------------------------------------------
           $848,815           $  --            $848,815

DISTRIBUTIONS TO SHAREHOLDERS The Fund declares and pays dividends from net investment income annually. The Fund declares and pays net realized capital gains in excess of capital loss carryforwards distributions annually

Notes to Financial Statements                          June 30, 2005 (unaudited)
--------------------------------------------------------------------------------


The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include (but are not limited to) futures and losses deferred due to wash sale transactions. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or the net asset value of the Fund. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

INVESTMENT INCOME Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions, which are recorded as soon after ex-dividend date as such information becomes available. Interest income is recorded on the accrual basis. All discounts and premiums on taxable bonds are accreted to call or maturity date, whichever is shorter, using the effective yield method.

EXPENSES Expenses of the Company which are directly identifiable to one of the Funds are allocated to that portfolio. Expenses which are not directly identifiable to one of the Funds are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expenses and relative sizes of the Funds. All expenses of the Fund are paid by GEAM and reimbursed by the Fund.


3.   LINE OF CREDIT

Effective December 15, 2004, and expiring December 14, 2005, the Company shares a revolving credit facility of up to $25 million with a number of its affiliates. The credit facility is with its custodian bank, State Street Bank and Trust Company. The revolving credit facility requires the payment of a commitment fee equal to 0.09% per annum on the daily unused portion of the credit facility, payable quarterly. The portion borne by the Funds generally is borne proportionally based upon net assets. Generally, borrowings under the credit facility would accrue interest at the Federal Funds Rate plus 50 basis points and is borne by each of the borrowing Funds. The maximum amount allowed to be borrowed by any one of the Funds is the lesser of its prospectus limitation, 20% of its net assets, or $25 million. The credit facility was not utilized by the Company during the period ended June 30, 2005.


4.   AMOUNTS PAID TO AFFILIATES

ADVISORY AND ADMINISTRATION FEES GEAM, a registered investment adviser, was retained by the Company's Board of Directors effective May 1, 1997 to act as investment adviser and administrator of the Fund. Compensation of GEAM for investment advisory and administrative services is paid monthly based on the average daily net assets of the Fund at an annualized rate of .65%.

Effective January 1, 2002, GECIS (General Electric Capital International Services) began performing certain accounting and certain administration services previously provided by an unaffiliated service provider. For the period ending June 30, 2005, $1,892 was charged to the Fund. Administrative services not performed by GEAM or GECIS were provided by an unaffiliated service provider.

ADVISORY AND ADMINISTRATIVE AGREEMENT RENEWAL

The Board of Directors, including the independent directors, of the GE Investments Funds, Inc. unanimously approved the continuance of the investment advisory agreement between each Fund and GE Asset Management Incorporated ("GEAM") at a meeting held on December 3, 2004.

In considering whether to approve the investment advisory agreement of the Fund, the Board (including the independent directors) considered and discussed a substantial amount of information and analysis prepared by GEAM at the Board's request. The Board also considered detailed information regarding performance and expenses of other investment companies with similar investment objectives and sizes, which was prepared by an independent third party provider, Lipper Inc. The Board reviewed the fees charged by GEAM for investment products other than mutual funds that employ the same investment strategies as the Fund. Before approving the Funds' advisory agreement, the independent directors reviewed the proposed continuance of the agreements with management of GEAM and with experienced legal counsel who is independent of GEAM and the GE Investments Funds, Inc. That legal counsel prepared a memorandum discussing the legal standards for the consideration of the proposed continuance. The independent directors also discussed the proposed continuance in a private session with their independent legal counsel at which no representative of GEAM was present. In determining to continue the agreement with respect to the Fund, the directors considered all factors they believed relevant, including the factors discussed below.

Notes to Financial Statements                          June 30, 2005 (unaudited)
--------------------------------------------------------------------------------


In their deliberations, the directors did not identify any particular information that was all-important or controlling, and each director attributed different weights to the various factors.

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY
THE MANAGER

The Board reviewed the services provided by GEAM and the independent directors concurred that GEAM provides high quality advisory and administrative services because of the level of research, analysis, investment discipline and other services, such as securities trading, provided to the Fund. The independent directors specifically considered the favorable attributes of GEAM, including an investment philosophy oriented toward long-term performance, the processes used for selecting investments, selecting brokers and for compliance activities, and the quality of the investment professionals employed by GEAM. The Board noted that the Fund represents only a small portion of the overall assets managed by GEAM, but the Fund benefits from a full array of services and resources provided by GEAM.

INVESTMENT PERFORMANCE

The Board reviewed detailed performance information for the Fund for various periods, which it also monitors as part of its regular quarterly Board meetings. The Board also reviewed detailed comparisons of the performance of the Fund with relevant securities indexes and various peer groups of mutual funds prepared by Lipper with respect to various periods. GEAM discussed in detail its investment process, focusing on the relevant Fund's investment objective, the number and experience of portfolio management personnel, the investment style and approach employed, the likely market cycles for the investment style, and recent performance in light of GEAM's commitment to long-term satisfactory performance with respect to the Fund's investment objective and investment approach. The Board and the independent directors concluded that the Fund's performance was acceptable over the relevant periods, particularly from a longer-term perspective, which the Board believes is most relevant.

COSTS OF SERVICES PROVIDED AND PROFITABILITY

At the request of the independent directors, GEAM provided information concerning the profitability of GEAM's investment advisory and investment company activities and its financial condition for various past periods. The directors considered the profit margin information for GEAM's investment company business as a whole, as well as GEAM's profitability data for the Fund. The directors reviewed GEAM's assumptions and the methods of cost allocation used by GEAM in preparing the profitability data. GEAM stated its belief that the methods of allocation used were reasonable and consistent across its business.

The directors also examined the fee and expense ratios for the Fund and observed that GEAM's figures were at or below the applicable peer group. The directors noted the additional services provided by GEAM to the Fund compared to other investment products managed by GEAM.

The directors recognized that GEAM should be entitled to earn a reasonable level of profits for the services it provides to the Fund and, based on their review, concluded that they were satisfied that GEAM's level of profitability from its relationship with the Fund was not unreasonable or excessive.

ECONOMIES OF SCALE

The Board considered the extent to which economies of scale would be realized as the Fund grows, and whether fee levels reflect these economies of scale for the benefit of Fund investors. The independent directors did not disagree with GEAM's assertion that the comparatively lower fees it has charged to the Funds since inception means that GEAM is already sharing the low-fee benefits of larger asset sizes compared to having charged higher fees on lower asset levels for the Fund when newer.
The Board recognized the benefits to the Fund of GEAM's past investment in the Funds' operations through those lower fees.

FALL-OUT FINANCIAL BENEFITS

The Board and the independent directors considered other actual and potential financial benefits to GEAM in concluding that the contractual advisory fees are reasonable for the Fund. An example of those benefits would be the soft dollars generated by portfolio transactions by the Fund. The Board noted, however, that the Fund benefits from the vast array of resources available through GEAM and that the Fund represents only a small portion of the overall assets managed by GEAM.

Notes to Financial Statements                          June 30, 2005 (unaudited)
--------------------------------------------------------------------------------


CONCLUSION

The Board and the independent directors separately concluded that the renewal of the advisory agreement was in the best interest of the shareholders of the Fund.

DIRECTORS' COMPENSATION The Fund pays no compensation to their directors who are officers or employees of GEAM or its affiliates. Directors who are not such officers or employees also serve in a similar capacity for other funds advised by GEAM. Compensation paid to unaffiliated directors are reflected on the Statement of Operations. These fees are allocated pro rata across all of the mutual fund platforms and share classes served by the directors, including the Fund, and are based upon the relative net assets of each fund within such platforms.
(For additional information about directors compensation please refer to the Statement of Additional Information.)

5.   INVESTMENT TRANSACTIONS

PURCHASES AND SALES OF SECURITIES The cost of purchases and the proceeds from sales of investments, other than short-term securities and options, for the period ended June 30, 2005 were as follows:

                 Purchases               Sales
--------------------------------------------------------------------------------
                $23,934,148           $22,478,847

SECURITY LENDING At June 30, 2005, the Fund participated in securities lending:

                  Loaned
              securities at              Cash
               market value           Collateral
--------------------------------------------------------------------------------
                $9,072,317            $9,294,880

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------


INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS:

The business and affairs of the Company are managed under the direction of the Company's Board of Directors. Information pertaining to the Directors and officers of the Company is set forth below.


INTERESTED DIRECTORS AND EXECUTIVE OFFICERS

--------------------------------------------------------------------------------
MICHAEL J. COSGROVE
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    56

POSITION(S) HELD WITH FUND Chairman of the Board and President

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 8 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Executive Vice President - Chief Commercial Officer of GEAM (formerly President, GE Asset Management Services division ("GEAMS") of GE Financial Assurance Holdings, Inc., an indirect wholly-owned subsidiary of General Electric Company ("GE")), since February 1997; Vice President, GE Capital Corporation, an indirect wholly-owned subsidiary of GE, since December 1999; Executive Vice President - Sales and Marketing of GEAM, a wholly-owned subsidiary of GE that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, since March 1993; Director of GEAM since 1988.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    49

OTHER DIRECTORSHIPS HELD BY DIRECTOR Chairman of the Board and President of GE Funds since 1993, and GE Institutional Funds and GE LifeStyle Funds since their inception; Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since 1988; Trustee of Fordham University since 2003 and Marymount College from 1994 through 2002.


--------------------------------------------------------------------------------
ALAN M. LEWIS
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    58

POSITION(S) HELD WITH FUND    Director and Executive Vice President

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 5 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS    Executive Vice President, General
Counsel and Secretary of GEAM since 1987

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    49

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee and Executive Vice President of GE Funds, GE Institutional Funds and GE LifeStyle Funds since their inception. Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since 1987.

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
ROBERT HERLIHY
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    38

POSITION(S) HELD WITH FUND    Treasurer

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 3 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Manager of Mutual Fund Operations at GEAM since March 2002; from August 1999 to March 2002, Mr. Herlihy was a manager in the Investment Company Services Group of PricewaterhouseCoopers LLP, New York; from September 1998 to August 1999 a Supervisor in the Investment Company Group at McGladrey & Pullen LLP (Acquired by PricewaterhouseCoopers LLP in August 1999); from June 1996 to September 1998 a Manager of Audit Services at Condon O'Meara McGinty & Donnelly LLP. Treasurer of GE Funds, GE Lifestyle Funds, GE Institutional Funds, Elfun Funds, and GE Savings & Security Funds since June 2002.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR    N/A


--------------------------------------------------------------------------------
MATTHEW J. SIMPSON
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    44

POSITION(S) HELD WITH FUND    Vice President and Secretary

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 8 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Senior Vice President and General Counsel - Marketing and Client Services (formerly Asset Management Services), at GEAM and Senior Vice President and General Counsel of GEAMS since February 1997; from October 1992 to February 1997, Vice President and Associate General Counsel of GEAM; Secretary of GE Funds since 1993 and Vice President since September 2003; Secretary of GE Institutional Funds and GE LifeStyle Funds since their inception and Vice President since September 2003; Assistant Secretary of Elfun Funds and GE Savings & Security Funds since 1998 and Vice President since October 2003.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR    N/A


--------------------------------------------------------------------------------
JEANNE M. LAPORTA
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    39

POSITION(S) HELD WITH FUND    Vice President and Assistant Secretary

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 1 year

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Vice President and Associate General Counsel - Marketing and Client Services (formerly Asset Management Services) at GEAM since May 1997; Vice President and Assistant Secretary of GE Funds, GE Institutional Funds and GE LifeStyle Funds since September 2003; Vice President and Assistant Secretary of Elfun Funds and GE Savings & Security Funds since October 2003.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR    N/A

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------

NON-INTERESTED DIRECTORS

--------------------------------------------------------------------------------
JOHN R. COSTANTINO
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    59

POSITION(S) HELD WITH FUND    Director

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 8 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS    Managing Director, Walden
Partners, Ltd., consultants and investors, since August 1992.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    41

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds since 1993, GE Institutional Funds and GE LifeStyle Funds since their inception; Trustee of Fordham University since 2002 and Marymount College from 2001 through 2002; Neuroscience Research Institute since 1986; Diocesan Finance Counsel of the Dioceses of Brooklyn & Queens since 2001; Gregorian University Foundation since 1994.


--------------------------------------------------------------------------------
WILLIAM J. LUCAS
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    57

POSITION(S) HELD WITH FUND    Director

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 8 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Vice President and Treasurer of Fairfield University since 1983.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    41
OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds since 1993, and GE Institutional Funds and GE LifeStyle Funds since their inception.


--------------------------------------------------------------------------------
ROBERT P. QUINN
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    69

POSITION(S) HELD WITH FUND    Director

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 8 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS    Retired since 1983 from Salomon
Brothers Inc.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    41

OTHER DIRECTORSHIPS HELD BY DIRECTOR GP Financial Corp, holding company; The Greenpoint Savings Bank, a financial institution. Trustee of GE Funds since 1993, and GE Institutional Funds and GE LifeStyle Funds since their inception.


--------------------------------------------------------------------------------
PROXY VOTING POLICIES AND PROCEDURES
You may request without charge a description of the Trust's policies and procedures for voting proxies related to the Funds' portfolio securities by calling 1-800-242-0134. You may also view a description of those policies and procedures on the Funds' website at http://www.gefunds.com or on the SEC's website at http://www.sec.gov.

Investment Team
--------------------------------------------------------------------------------


INVESTMENT ADVISER AND ADMINISTRATOR
GE Asset Management Incorporated


BOARD OF DIRECTORS
Michael J.Cosgrove, CHAIRMAN
John R. Costantino
Alan M. Lewis
William J. Lucas
Robert P. Quinn


SECRETARY
Matthew J. Simpson


TREASURER
Robert Herlihy


ASSISTANT TREASURER
Christopher M. Isaacs


DISTRIBUTOR
GE Investment Distributors, Inc.
Member NASD and SIPC


COUNSEL
Sutherland, Asbill & Brennan, LLP


CUSTODIAN
State Street Bank & Trust Company


INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
KPMG LLP


OFFICERS OF THE INVESTMENT ADVISER
John H. Myers, CHIEF EXECUTIVE OFFICER
David B. Carlson, EVP, DOMESTIC EQUITIES
Michael J. Cosgrove, EVP, CHIEF COMMERCIAL OFFICER
Kathryn Karlic, EVP, FIXED INCOME
Ralph R. Layman, EVP, INTERNATIONAL EQUITIES
Alan M. Lewis, EVP, GENERAL COUNSEL AND SECRETARY
Robert A. MacDougall, EVP, FIXED INCOME
Don W. Torey, EVP, ALTERNATIVE INVESTMENTS AND REAL ESTATE
John J. Walker, EVP, CHIEF FINANCIAL OFFICER

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

                     [This page intentionally left blank.]

                     [This page intentionally left blank.]

GE Investments Funds, Inc.
Value Equity Fund



Semi-Annual Report
JUNE 30, 2005



[GE Logo omitted]

GE Investments Funds, Inc.
Value Equity Fund                                                       Contents
--------------------------------------------------------------------------------



MANAGER REVIEW AND SCHEDULE OF INVESTMENTS ...........................      1

NOTES TO PERFORMANCE .................................................      7

NOTES TO SCHEDULE OF INVESTMENTS .....................................      7

FINANCIAL STATEMENTS

     Financial Highlights ............................................      8

     Statement of Assets and Liabilities .............................      9

     Statement of Operations .........................................     10

     Statements of Changes in Net Assets .............................     11

     Notes to Financial Statements ...................................     12

ADDITIONAL INFORMATION ...............................................     18

INVESTMENT TEAM ......................................................     21



This report is prepared for Policyholders of certain variable contracts and may be distributed to others only if preceded or accompanied by the variable contract's current prospectus and the current prospectus of the Funds available for investments thereunder.

Value Equity Fund                                                            Q&A
--------------------------------------------------------------------------------

THE VALUE EQUITY FUND IS CO-MANAGED BY PAUL C. REINHARDT AND STEPHEN V. GELHAUS. MR. REINHARDT AS LEAD MANAGER IS VESTED WITH THE AUTHORITY TO PURCHASE SECURITIES THAT ARE NEW TO THE FUND OR TO DIVEST THE FUND OF ITS ENTIRE POSITION IN A SECURITY. MR. REINHARDT ALSO HAS VETO AUTHORITY OVER MR. GELHAUS' TRADE DECISIONS.

PAUL REINHARDT (PICTURED BELOW) IS A SENIOR VICE PRESIDENT OF GE ASSET MANAGEMENT AND LEAD PORTFOLIO MANAGER OF THE VALUE EQUITY FUND. HE HAS SERVED IN THIS CAPACITY SINCE APRIL 2002. MR. REINHARDT JOINED GE ASSET MANAGEMENT IN 1982 AS AN EQUITY ANALYST AND HAS BEEN A PORTFOLIO MANAGER SINCE 1987. MR. REINHARDT HOLDS AN MBA FROM COLUMBIA UNIVERSITY, A BA IN ECONOMICS FROM HARTWICK COLLEGE, AND IS A MEMBER OF THE NEW YORK SOCIETY OF SECURITY ANALYSTS. HE IS ALSO A HOLDER OF A CHARTERED FINANCIAL ANALYST DESIGNATION.

STEPHEN V. GELHAUS IS A VICE PRESIDENT OF GE ASSET MANAGEMENT. HE HAS BEEN A MEMBER OF THE PORTFOLIO MANAGEMENT TEAM FOR THE VALUE EQUITY FUND SINCE JANUARY 2002. MR. GELHAUS JOINED GE ASSET MANAGEMENT IN JUNE 1991 AND WAS A RESEARCH ANALYST IN THE U.S. EQUITY DEPARTMENT FROM 1995 THROUGH 2001 AND BECAME AN ASSOCIATE PORTFOLIO MANAGER FOR THE VALUE EQUITY FUND IN AUGUST 1999.

Q. HOW DID THE VALUE EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2005?

A. For the six-month period ended June 2005, the Value Equity Fund returned (0.20)%. The S&P 500 Index, the Fund's benchmark, returned (0.81)% and the Fund's Lipper peer group of 693 Multi-Cap Value Funds returned an average of 0.80% for the same period.

Q.  WHAT MARKET CONDITIONS IMPACTED
    FUND PERFORMANCE?

A. While the broad equity markets were down in the first three months of the year, they rallied in the second three months--resulting in unspectacular equity performance year to date. In flat-to-down markets, value strategies tend to outperform, as they can provide better down-market protection to investors than less conservative growth strategies. Accordingly, the Value Equity Fund outperformed its S&P 500 benchmark in this environment. Larger capitalization companies outperformed smaller cap companies during the period, in a reversal of the trend that has dominated the market for the past few years. An issue that has created concerns about slowing growth going forward is sky-high oil prices. While it has contributed to investor uncertainty, record-high oil has clearly benefited Energy sector performance within the S&P 500, up almost 20% year to date.

Q.  WHAT WERE THE PRIMARY DRIVERS OF
    FUND PERFORMANCE?

A. The primary driver leading to the Fund's outperformance of its benchmark was strong stock selection within Healthcare, particularly within pharmaceuticals. As the economic cycle matures, many investors have been drawn to the stable growth offered by healthcare companies such as Abbott Laboratories (+6.3%) and GlaxoSmithKline (+4.1%) in the pharmaceutical space, as well as HCA (+42.6%) in health care services. In addition, since the beginning of the year Energy and Utilities companies have led performance within the benchmark, up 19.9% and 15.2% respectively. Our overweight

Value Equity Fund                                                            Q&A
--------------------------------------------------------------------------------

    positioning in these key sectors also contributed to our success against the S&P 500 Index during the period. Among our Energy holdings, oil and gas companies EnCana Corp. (+39.2%), Burlington Resources (+27.4%), and Occidental Petroleum (+32.9%) led performance. With an attractive mix of regulated and non-regulated businesses, Constellation Energy Group (+33.7%) drove outperformance within Utilities. The largest detractor from performance year-to-date has been stock selection within Consumer Staples, with Sara Lee (-16.4%) hurting the most. This factor, coupled the with the slight negative effects of an overweight in Materials and weak stock selection within Wireless Telecommunications Services, was not enough to offset the positives cited above.

Q.  WERE THERE ANY SIGNIFICANT CHANGES TO THE FUND OVER THE PERIOD?

A. Our process has remained consistent during the first half of the year, and we continue to employ a bottom-up relative value process to seek out underappreciated stocks with catalysts for growth or improving fundamentals.

    During the period we have seen the yield curve flatten, and evidence of slowing economic growth both in the U.S. and around the globe. We have positioned the portfolio for a mid-cycle slowdown, including lightening up in some heavy industrial names that tend to do better early in the economic cycle (e.g., eliminating Caterpillar, and reducing Unisys). We have also tilted away from financials on concerns that the flattening yield curve could pressure earnings power for the group (e.g., reducing our weightings in Citigroup, Morgan Stanley and Bank of America). We have increased our weighting in steadier growth sectors such as health care, initiating a position in Bristol Myers Squibb, and increasing weightings in UnitedHealth Group and Aetna. Finally, we increased our Energy holdings, amidst sustained high oil prices, and increased capital spending to build out spare capacity (a trend involving services companies such as Halliburton, a new position).

Value Equity Fund
--------------------------------------------------------------------------------
                                              Understanding Your Fund's Expenses

As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended June 30, 2005.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses Paid During Period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.



JANUARY 1, 2005 - JUNE 30, 2005
----------------------------------------------------------------------------------------------------------------------------
                                     ACCOUNT VALUE AT                   ACCOUNT VALUE                     EXPENSES
                                     THE BEGINNING OF                   AT THE END OF                    PAID DURING
                                      THE PERIOD ($)                    THE PERIOD ($)                 THE PERIOD ($)*
----------------------------------------------------------------------------------------------------------------------------
Actual Fund Return**                     1,000.00                           997.95                           3.92
----------------------------------------------------------------------------------------------------------------------------
Hypothetical 5% Return
   (2.5% for the period)                 1,000.00                         1,020.62                           4.00
----------------------------------------------------------------------------------------------------------------------------

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.80% (FROM PERIOD JANUARY 1, 2005 -- JUNE 30, 2005), MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 181/365 (TO REFLECT THE SIX-MONTH PERIOD).

**  ACTUAL FUND RETURN FOR SIX-MONTH PERIOD ENDED JUNE 30, 2005 WAS (0.20)%.

Value Equity Fund                                                    (unaudited)
--------------------------------------------------------------------------------


CHANGE IN VALUE
OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

[Line chart omitted -- plot points are as follows:]


                     Value Equity Fund           S&P 500 Index
--------------------------------------------------------------------------------
04/28/00                    10,000                  10,000
06/01/00                     9,970                  10,035
12/01/00                     9,979                   9,155
06/01/01                     9,486                   8,543
12/01/01                     9,105                   8,064
06/01/02                     8,357                   7,004
12/01/02                     7,506                   6,282
06/01/03                     8,220                   7,022
12/01/03                     9,311                   8,087
06/01/04                     9,517                   8,365
12/01/04                    10,202                   8,967
06/01/05                    10,181                   8,894

--------------------------------------------------------------------------------
Value Equity Fund (ending value $10,181)
S&P 500 Index (ending value $8,894)
--------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED JUNE 30, 2005
------------------------------------------------------------------------------------------------------------------------------
                                                     SIX                   ONE                FIVE                  SINCE
                                                   MONTHS                 YEAR                YEAR                INCEPTION
------------------------------------------------------------------------------------------------------------------------------
Value Equity Fund                                   -0.20%                6.97%               0.42%                 0.35%
------------------------------------------------------------------------------------------------------------------------------
S&P 500 Index                                       -0.81%                6.33%              -2.38%                -2.24%
------------------------------------------------------------------------------------------------------------------------------
Lipper peer group average*                           0.80%                9.71%               4.85%                  N/A
------------------------------------------------------------------------------------------------------------------------------
Inception date                                     4/28/00
------------------------------------------------------------------------------------------------------------------------------


INVESTMENT PROFILE

A fund designed for investors who seek long-term growth of capital and future income by investing at least 80% of its net assets in equity securities under normal market conditions. The Fund invests primarily in U.S. companies that the portfolio manager believes are undervalued by the market but have solid growth prospects.



TOP TEN LARGEST HOLDINGS
AS OF JUNE 30, 2005
as a % of Market Value
---------------------------------------------------------------
 Exxon Mobil Corp.                                       4.14%
---------------------------------------------------------------
 Pfizer Inc.                                             3.15%
---------------------------------------------------------------
 Industrial Select Sector SPDR Fund                      2.70%
---------------------------------------------------------------
 Microsoft Corp.                                         2.54%
---------------------------------------------------------------
 Abbott Laboratories                                     2.30%
---------------------------------------------------------------
 Citigroup Inc.                                          2.15%
---------------------------------------------------------------
 Bank of America Corp.                                   2.12%
---------------------------------------------------------------
 PepsiCo, Inc.                                           1.70%
---------------------------------------------------------------
 Kimberly-Clark Corp.                                    1.60%
---------------------------------------------------------------
 Allstate Corp.                                          1.55%
---------------------------------------------------------------


PORTFOLIO COMPOSITION
AS OF JUNE 30, 2005
as a % of Market Value
--------------------------------------------------------------------------------
Market Value of $37,044 (in thousands)

[Pie chart omitted -- plot points are as follows:]

Financials                                            18.9%
Healthcare                                            13.1%
Information Technology                                12.1%
Industrials                                           12.1%
Consumer Staples                                      10.4%
Energy                                                 9.5%
Consumer Discretionary                                 9.3%
Materials                                              5.2%
Utilities                                              5.0%
Telecommunication Services                             3.2%
Short Term                                             1.2%


* LIPPER PERFORMANCE COMPARISONS ARE BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE SIX-MONTH, ONE-YEAR, AND FIVE-YEAR PERIODS INDICATED IN THE MULTI-CAP VALUE PEER GROUP CONSISTING OF 693, 691, AND 417 UNDERLYING ANNUITY FUNDS, RESPECTIVELY.

    SEE NOTES TO PERFORMANCE ON PAGE 7 FOR FURTHER INFORMATION, INCLUDING AN EXPLANATION OF LIPPER PEER CATEGORIES.

    PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES.

VALUE EQUITY FUND
Schedule of Investments                                June 30, 2005 (unaudited)
--------------------------------------------------------------------------------
                                VALUE EQUITY FUND
--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 95.4%
--------------------------------------------------------------------------------

CONSUMER DISCRETIONARY -- 9.3%

Cablevision Systems Corp. (Class A)    4,592   $   147,862(a,d)
Comcast Corp. (Class A) (Special)      9,602       287,580(a)
Family Dollar Stores, Inc.             5,324       138,956
Liberty Global Inc. (Series A)         2,390       111,541(a)
Liberty Media Corp. (Series A)        28,378       289,172(a)
Lowe's Companies, Inc.                 7,283       424,016
News Corp. (Class A)                  16,971       274,591
Omnicom Group                          4,451       355,457
Ross Stores, Inc.                      3,922       113,385
Starwood Hotels & Resorts
   Worldwide Inc. (Class B)            2,236       130,963
Target Corp.                           6,677       363,296
Time Warner Inc.                      27,822       464,906(a)
Tribune Co.                            1,688        59,384
Viacom Inc. (Class B)                  9,293       297,562
                                                 3,458,671

CONSUMER STAPLES -- 10.4%

Altria Group, Inc.                       858        55,478
Anheuser-Busch Companies, Inc.         5,731       262,193
Avon Products, Inc.                    1,938        73,353
Clorox Co.                             9,375       522,375
Colgate-Palmolive Co.                  1,849        92,284
Kellogg Co.                            7,289       323,923
Kimberly-Clark Corp.                   9,487       593,791
Pepsi Bottling Group, Inc.             1,315        37,622
PepsiCo, Inc.                         11,685       630,172
Procter & Gamble Co.                   6,844       361,021
Sara Lee Corp.                        16,693       330,688
The Coca-Cola Co.                      7,234       302,019
Wal-Mart Stores, Inc.                  5,564       268,185
                                                 3,853,104

ENERGY -- 9.5%

Amerada Hess Corp.                       616        65,610
Burlington Resources Inc.              8,291       457,995
ConocoPhillips Co.                     6,677       383,861
EnCana Corp.                           8,591       340,118
Exxon Mobil Corp.                     26,709     1,534,966
Halliburton Co.                          280        13,390
Nabors Industries Ltd.                 1,402        84,989(a)
Occidental Petroleum Corp.             3,867       297,488
Schlumberger Ltd.                      4,563       346,514
                                                 3,524,931
--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------

FINANCIALS -- 18.2%

Allstate Corp.                         9,639  $    575,930
American International Group, Inc.     5,564       323,268
Bank of America Corp.                 17,250       786,772
Blackrock Inc. (Class A)               2,891       232,581
CB Richard Ellis Group, Inc.
   (Class A)                             280        12,281(a)
Chubb Corp.                            3,728       319,154
CIT Group Inc.                           451        19,380
Citigroup Inc.                        17,250       797,467
Federal Home Loan
   Mortgage Corp.                      3,213       209,584
Federal National Mortgage
   Association                         6,399       373,702
JPMorgan Chase & Co.                   6,455       227,991
MBNA Corp.                            10,016       262,019
Mellon Financial Corp.                 9,515       272,985
Merrill Lynch & Co., Inc.              3,240       178,232
Morgan Stanley                         8,903       467,140
Principal Financial Group              5,843       244,822
Prudential Financial, Inc.             4,016       263,691
Rayonier Inc. (REIT)                   1,457        77,265
SLM Corp.                              1,727        87,732
State Street Corp.                     7,512       362,454(c)
SunTrust Banks, Inc.                   1,116        80,620
US Bancorp                             8,180       238,856
Waddell & Reed Financial Inc.
   (Class A)                           1,128        20,868
Wells Fargo & Co.                      5,119       315,228
                                                 6,750,022

HEALTHCARE -- 13.1%

Abbott Laboratories                   17,416       853,558
Aetna Inc.                             3,394       281,091
Boston Scientific Corp.                3,021        81,567(a)
Bristol-Myers Squibb Co.              10,016       250,200
GlaxoSmithKline PLC ADR                9,237       448,087
HCA Inc.                               4,563       258,585
Johnson & Johnson                      5,564       361,660
Medco Health Solutions, Inc.           1,835        97,916(a)
Merck & Co., Inc.                      8,513       262,200
Pfizer Inc.                           42,289     1,166,331
UnitedHealth Group Incorporated        8,404       438,185
Wyeth                                  8,068       359,026
                                                 4,858,406

INDUSTRIALS -- 9.4%

Avery Dennison Corp.                     168         8,897
Burlington Northern
   Santa Fe Corp.                      6,455       303,901
Deere & Co.                            7,401       484,692
Eaton Corp.                            3,194       191,321



See Notes to Schedule of Investments on page 7 and Notes to Financial
Statements.

VALUE EQUITY FUND

Schedule of Investments                                June 30, 2005 (unaudited)
--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------
Emerson Electric Co.                   1,937 $     121,314
FedEx Corp.                              811        65,699
General Dynamics Corp.                 2,436       266,839
Honeywell International Inc.           5,453       199,743
ITT Industries, Inc.                   1,948       190,183
Northrop Grumman Corp.                 8,068       445,757
Rockwell Collins, Inc.                 2,020        96,314
3M Co.                                 1,836       132,743
Tyco International Ltd.               17,528       511,818
Union Pacific Corp.                    2,355       152,604
United Technologies Corp.              5,731       294,287
                                                 3,466,112

INFORMATION TECHNOLOGY -- 12.1%

Analog Devices, Inc.                  11,240       419,364
Applied Materials, Inc.               11,129       180,067
Cisco Systems, Inc.                   21,701       414,706(a)
EMC Corp.                             11,129       152,579(a)
First Data Corp.                       8,903       357,366
Hewlett-Packard Co.                    6,694       157,376
Intel Corp.                           16,693       435,020
International Business
   Machines Corp.                      7,069       524,520
Microsoft Corp.                       37,949       942,653
Motorola, Inc.                         3,511        64,111
Novell, Inc.                           7,531        46,692(a,d)
Oracle Corp.                          41,176       543,523(a)
Siebel Systems, Inc.                   7,558        67,266(d)
Sun Microsystems, Inc.                11,188        41,731(a)
Symantec Corp.                         3,349        72,807(a)
Texas Instruments Incorporated           817        22,933
Unisys Corp.                           6,735        42,633(a)
                                                 4,485,347

MATERIALS -- 5.2%

Air Products & Chemicals, Inc.         2,236       134,831
Alcan Inc.                             4,260       127,800
Alcoa Inc.                             5,008       130,859
Barrick Gold Corp.                     7,122       178,264
Dow Chemical Co.                       3,032       135,015
Freeport-McMoRan Copper &
   Gold Inc. (Class B)                 5,087       190,457
Monsanto Co.                           2,409       151,454
Newmont Mining Corp.                   4,712       183,909
Praxair, Inc.                          7,234       337,104
Rohm & Haas Co.                        3,617       167,612
Weyerhaeuser Co.                       3,227       205,399
                                                 1,942,704

TELECOMMUNICATION SERVICES -- 3.2%

Alltel Corp.                           4,674       291,097
Sprint Corp.                          10,016       251,301
Verizon Communications Inc.           10,016       346,053
Vodafone Group PLC ADR                11,685       284,179
                                                 1,172,630

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------
UTILITIES -- 5.0%

American Electric Power
   Company, Inc.                       7,234  $    266,718
Constellation Energy Group Inc.        6,232       359,524
Dominion Resources, Inc.               7,178       526,793
Entergy Corp.                          4,451       336,273
PG&E Corp.                             9,292       348,822
                                                 1,838,130

TOTAL COMMON STOCK
   (COST $31,190,676)                           35,350,057


EXCHANGE TRADED FUNDS -- 3.4%

Financial Select Sector
   SPDR Fund                           8,580       252,853
Industrial Select Sector
   SPDR Fund                          34,043     1,000,183

TOTAL EXCHANGE TRADED FUNDS
   (COST $1,147,888)                             1,253,036


TOTAL INVESTMENTS IN SECURITIES
   (COST $32,338,564)                           36,603,093


--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 1.2%
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 0.5%

GEI Short Term Investment Fund
   3.20%                             171,976       171,976(b,e)

SHORT-TERM SECURITIES PURCHASED WITH
COLLATERAL FROM SECURITIES ON LOAN -- 0.7%

State Street Navigator Prime
   Lending Portfolio
   3.31%                             268,510       268,510(b,c)

TOTAL SHORT-TERM INVESTMENTS
   (COST $440,486)                                 440,486


TOTAL INVESTMENTS
   (COST $32,779,050)                           37,043,579


OTHER ASSETS AND LIABILITIES,
   NET-- 0.0%*                                       4,867
                                               -----------


NET ASSETS-- 100.0%                            $37,048,446
                                               ===========


See Notes to Schedule of Investments on page 7 and Notes to Financial
Statements.

Notes to Performance                                   June 30, 2005 (unaudited)
--------------------------------------------------------------------------------

Total returns take into account changes in share price and assume reinvestment of dividends and capital gains distributions, if any. Investment returns and net asset value on an investment will fluctuate and you may have a gain or loss when you sell your shares. Periods less than one year are not annualized.

Current performance may be lower or higher than that shown. You may call toll-free (800) 242-0134 for performance information as of the most recent month end.

Certain fees and Fund expenses have been waived and/or borne by the Fund's prior investment advisers. Had these fees and expenses not been waived, the returns (and/or yields) would have been lower.

Shares of the Fund are neither insured nor guaranteed by the U.S. Government, and their prices will fluctuate with market conditions.

The Standard & Poor's ("S&P") 500 Composite Price Index of stocks (S&P 500) and Russell 1000 Value Index (Russell 1000 Value) are unmanaged indices and do not reflect the actual cost of investing in the instruments that comprise each index.

The S&P 500 is an unmanaged, market capitalization-weighted index of stocks of 500 large U.S. companies, which is widely used as a measure of large-cap stock market performance. The results shown for the foregoing index assume the reinvestment of net dividends or interest.

The peer universe of the underlying annuity funds used in our peer ranking calculation is based on the blend of Lipper peer categories, as shown. Lipper is an independent mutual fund rating service. A Fund's performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to the Fund's. Such comparisons or rankings are made on the basis of several factors, including the Fund's objectives and policies, management style and strategy, and portfolio composition, and may change over time if any of those factors change. Lipper is an independent mutual fund rating service.



Notes to Schedule of Investments
--------------------------------------------------------------------------------


The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities cited may not represent current or future holdings and should not be considered as a recommendation to purchase or sell a particular security. See the prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.

(a) Non-income producing security.

(b) Coupon amount represents effective yield.

(c) State Street Corp. is the parent company of State Street Bank & Trust Co., the Fund's custodian and accounting agent.

(d) All or a portion of the security is out on loan.

(e) GEAM, the investment adviser of the Fund, also serves as investment adviser of the Trust.

+   Percentages are based on net assets as of June 30, 2005.

*   Less than 0.1%



Abbreviations:

ADR      American Depositary Receipt

REIT     Real Estate Investment Trust

SPDR     Standard & Poors Depository Receipts

Financial Highlights
Selected data based on a share outstanding throughout the periods indicated
--------------------------------------------------------------------------------


VALUE EQUITY FUND

                                                       6/30/05+     12/31/04     12/31/03    12/31/02     12/31/01     12/31/00(B)
----------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                              --           --           --          --           --       4/28/00
Net asset value, beginning of period ...............   $  9.77      $  9.02      $  7.36       $9.01        $9.93        $10.00
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income ...........................      0.06         0.11         0.11        0.07         0.05          0.05
   Net realized and unrealized
      gains/(losses) on investments ................     (0.08)        0.75         1.66       (1.65)       (0.92)        (0.07)
----------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME/(LOSS) FROM INVESTMENT OPERATIONS .....     (0.02)        0.86         1.77       (1.58)       (0.87)        (0.02)
----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income ...........................        --         0.11         0.11        0.07         0.05          0.05
----------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ................................        --         0.11         0.11        0.07         0.05          0.05
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD .....................   $  9.75      $  9.77      $  9.02       $7.36        $9.01         $9.93
==================================================================================================================================
TOTAL RETURN (A) ...................................   (0.20)%        9.57%       24.05%    (17.57)%      (8.75)%       (0.21)%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands) ........   $37,048      $37,128      $29,989     $24,623      $18,202       $10,182
   Ratios to average net assets:
      Net investment income* .......................     1.15%        1.26%        1.16%       1.01%        0.76%         0.71%
      Expenses* ....................................     0.80%        0.80%        0.73%       0.74%        0.79%         0.84%
   Portfolio turnover rate .........................       13%          53%          78%         76%         103%           28%


NOTES TO FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(a) Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains. Had the adviser not absorbed a portion of expenses, total returns would have been lower. Periods less than one year are not annualized.

(b) Information is for the period April 28, 2000, commencement of investment operations, through December 31, 2000.

*   Annualized for periods less than one year.

+   Unaudited

See Notes to Financial Statements.


Statement of Assets
and Liabilities JUNE 30, 2005 (UNAUDITED)
----------------------------------------------------------------------------------
                                                                         VALUE
                                                                        EQUITY
                                                                          FUND
----------------------------------------------------------------------------------
ASSETS
   Investments in securities, at market* (cost $32,338,564) ........  $ 36,603,093
   Short-term Investments (at amortized cost) ......................       268,510
   Short-term affiliated investments (at amortized cost) ...........       171,976
   Receivable for investments sold .................................       431,683
   Income receivables ..............................................        61,383
   Receivable for fund shares sold .................................        69,917
----------------------------------------------------------------------------------
       TOTAL  ASSETS ...............................................    37,606,562
----------------------------------------------------------------------------------
LIABILITIES
   Payable upon return of securities loaned ........................       268,510
   Payable for investments purchased ...............................       265,229
   Payable to GEAM .................................................        24,377
----------------------------------------------------------------------------------
       TOTAL LIABILITIES ...........................................       558,116
----------------------------------------------------------------------------------
NET ASSETS .........................................................  $ 37,048,446
==================================================================================
NET ASSETS CONSIST OF:
   Capital paid in .................................................    33,535,245
   Undistributed net investment income .............................       213,462
   Accumulated net realized loss ...................................      (964,790)
   Net unrealized appreciation on:
       Investments .................................................     4,264,529
----------------------------------------------------------------------------------
NET ASSETS .........................................................  $ 37,048,446
==================================================================================
Shares outstanding ($0.01 par value; unlimited shares authorized) ..     3,799,780
Net asset value per share ..........................................  $       9.75


* Includes $261,821 of securities on loan.


See Notes to Financial Statements.

Statement of Operations
FOR THE SIX MONTHS ENDED JUNE 30, 2005 (UNAUDITED)
--------------------------------------------------------------------------
                                                                   VALUE
                                                                  EQUITY
                                                                    FUND
--------------------------------------------------------------------------
INVESTMENT INCOME
    INCOME:
      Dividend ...............................................  $ 352,643
      Interest* ..............................................        148
      Interest from affliated investments ....................      5,883
      Less: Foreign taxes withheld ...........................     (1,639)
-------------------------------------------------------------------------
    TOTAL INCOME .............................................    357,035
-------------------------------------------------------------------------
    EXPENSES:
      Advisory and administrative fees .......................    120,064
      Custody and accounting expenses ........................     19,772
      Professional fees ......................................      3,138
      Transfer agent .........................................        105
      Trustee's fees .........................................        463
      Registration expenses ..................................        121
      Other expenses .........................................      2,316
-------------------------------------------------------------------------
    TOTAL EXPENSES ...........................................    145,979
-------------------------------------------------------------------------
    NET INVESTMENT INCOME ....................................    211,056
=========================================================================
NET REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS
      REALIZED GAIN (LOSS) ON:
         Investments .........................................    549,776
         Futures .............................................    (10,973)
      DECREASE IN UNREALIZED DEPRECIATION ON:
         Investments .........................................   (802,883)
         Futures .............................................     (2,063)
-------------------------------------------------------------------------
      Net realized and unrealized loss on investments ........   (266,143)
-------------------------------------------------------------------------
    NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS .....  $ (55,087)
=========================================================================


* Income attributable to security lending activity, net of rebate expenses, was $148.


See Notes to Financial Statements.


                                                                                                   VALUE
Statements of                                                                                      EQUITY
Changes in Net Assets                                                                               FUND
-----------------------------------------------------------------------------------------------------------------------
                                                                                     SIX MONTHS ENDED      YEAR ENDED
                                                                                       JUNE 30, 2005      DECEMBER 31,
                                                                                        (UNAUDITED)           2004
-----------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investments income .................................................         $   211,056         $    423,677
     Net realized gain on investments, futures, written options,
       foreign currency transactions and swaps ..............................             538,803            1,450,082
     Net increase (decrease) in unrealized appreciation/(depreciation)
       on investments, futures, written options, foreign currency translation            (804,946)           1,311,332
----------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from operations ................................             (55,087)           3,185,091
----------------------------------------------------------------------------------------------------------------------
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income ..................................................                  --             (424,576)
----------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS ......................................................                  --             (424,576)
----------------------------------------------------------------------------------------------------------------------
   Increase (decrease) in net assets from operations and distributions ......             (55,087)           2,760,515
----------------------------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
     Proceeds from sale of shares ...........................................           1,711,834            6,996,302
     Value of distributions reinvested ......................................                  --              424,564
     Cost of shares redeemed ................................................          (1,736,755)
----------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from share  transactions .......................             (24,921)           4,378,480
----------------------------------------------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS ..................................             (80,008)           7,138,995

NET ASSETS
   Beginning of period ......................................................          37,128,454           29,989,459
----------------------------------------------------------------------------------------------------------------------
    End of period ...........................................................         $37,048,446         $ 37,128,454
======================================================================================================================
UNDISTRIBUTED NET INVESTMENT INCOME, END OF PERIOD ..........................         $   213,462         $      2,406
----------------------------------------------------------------------------------------------------------------------
CHANGES IN PORTFOLIO SHARES
     Shares sold ............................................................             177,455              766,154
     Issued for distributions reinvested ....................................                  --               43,500
     Shares redeemed ........................................................            (179,782)
----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ......................................              (2,327)             476,404
======================================================================================================================


See Notes to Financial Statements.

Notes to Financial Statements                          June 30, 2005 (unaudited)
--------------------------------------------------------------------------------

1.  ORGANIZATION OF THE COMPANY

GE Investments Funds, Inc. (the "Company") was incorporated under the laws of the Commonwealth of Virginia on May 14, 1984 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Company is comprised of fourteen investment portfolios (collectively the "Funds"), although only the following twelve are currently being offered: U.S. Equity Fund, S&P 500 Index Fund, Premier Growth Equity Fund, Value Equity Fund (the "Fund"), Mid-Cap Equity Fund, Small-Cap Value Equity Fund, International Equity Fund, Total Return Fund, Global Income Fund, Income Fund, Money Market Fund and Real Estate Securities Fund.

Shares of the Company are offered only to insurance company separate accounts that fund certain variable life insurance contracts and variable annuity contracts. These insurance companies may include insurance companies affiliated with GE Asset Management Incorporated ("GEAM"), the investment adviser and administrator of each of the Funds.

As of June 30, 2005, GE Life and Annuity Assurance Company ("GE Life") and General Electric Capital Assurance Company, each an affiliated insurance company, controlled the Funds by ownership, through separate accounts, of virtually all of the Funds' shares of beneficial interest.


2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions at the date of the financial statements. Actual results may differ from those estimates.

The following summarizes the significant accounting policies of the Company:

SECURITY VALUATION AND TRANSACTIONS Securities for which exchange quotations are readily available are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price. Securities listed on the NASDAQ will be valued at the NASDAQ's official close price. Certain fixed income securities are valued by a dealer or by a pricing service based upon a matrix system, which considers market transactions as well as dealer supplied valuations. Short-term investments maturing within sixty days are valued at amortized cost. If quotations are not readily available for a portfolio security, or if it is believed that a quotation or other market price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Fund's Board of Directors that are designed to establish its "fair value". These procedures require that the fair value of a security be established by the valuation committee. The fair value committee follows different protocols for different types of investments and circumstances.

Foreign securities may be valued with the assistance of an independent fair value pricing service in circumstances where it is believed that they have been or would be materially affected by events occurring after the close of the portfolio security's primary market and before the close of regular trading on the NYSE. This independent fair value pricing service uses a computerized system to appraise affected securities and portfolios taking into consideration various factors and the fair value of such securities may be something other than the last available quotation or other market price. GE Asset Management may also separately monitor portfolio securities and, consistent with the Fund's fair value procedures, apply a different value to a portfolio security than would be applied had it been priced using market quotations or by an independent fair value pricing service.

Determining the fair value of securities involves the application of both subjective and objective considerations. Security values may differ depending on the methodology used to determine their values, and may differ from the last quoted sale or closing price. No assurance can be given that use of these fair value procedures will always better represent the price at which a Fund could sell the affected portfolio security.

Security transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

REPURCHASE AGREEMENTS The Fund may enter into repurchase agreements. The Fund's or a third party custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Fund. The Fund values the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to 102% of the repurchase price. In the event the seller defaults and the

Notes to Financial Statements                          June 30, 2005 (unaudited)
--------------------------------------------------------------------------------

value of the security declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

SECURITY LENDING The Fund may loan securities to brokers, dealers, and financial institutions determined by GEAM to be creditworthy, subject to certain limitations. The Fund continues to receive the interest and dividends on the loaned securities during the term of the loan. The loans of securities are secured by collateral in the form of cash or other liquid assets, which are segregated and maintained with the custodian in an amount at least equal to 102% of the current market value of the loaned securities. During the term of the loan, the Fund will record any gain or loss in the market value of its loaned securities and of securities in which cash collateral is invested. The Fund will also earn interest, net of any rebate, from securities in which cash collateral is invested. In the event the counterparty (borrower) does not meet its contracted obligation to return the securities, the Fund may be exposed to the risk of loss of reacquiring the loaned securities at prevailing market prices using the proceeds of the sale of the collateral.

FOREIGN CURRENCY Accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period. Such fluctuations are included in the net realized or unrealized gain or loss from investments. Net realized gains or losses on foreign currency transactions represent net gains or losses on sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income and withholding taxes accrued and the U.S. dollar amount actually received or paid, and gains or losses between the trade and settlement date on purchases and sales of securities. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases or decreases in unrealized appreciation/ depreciation on foreign currency related transactions.

FUTURES CONTRACTS The Fund may invest in interest rate, financial or stock or bond index futures contracts subject to certain limitations. The Fund may invest in futures contracts to manage its exposure to the stock and bond markets and fluctuations in currency values. Buying futures tends to increase the Fund's exposure to the underlying instrument while selling futures tends to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. The Fund will not enter into a transaction involving futures for speculative purposes. The Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the fair value of the underlying security. The Fund records an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Fund recognizes a realized gain or loss on the expiration or closing of a futures contract.

OPTIONS The Fund may purchase and write options, subject to certain limitations. The Fund may invest in options contracts to manage their exposure to the stock and bond markets and fluctuations in foreign currency values. Writing puts and buying calls tend to increase the Fund's exposure to the underlying instrument while buying puts and writing calls tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. The Fund will not enter into a transaction involving options for speculative purposes. The Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Options are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price.

Notes to Financial Statements                          June 30, 2005 (unaudited)
--------------------------------------------------------------------------------

When the Fund writes an option, the amount of the premium received is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase, as a realized loss. When an option is exercised, the proceeds from the sale of the underlying security or the cost basis of the securities purchased is adjusted by the original premium received or paid.

INVESTMENTS IN FOREIGN MARKETS Investments in foreign markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, tariffs and taxes, subject to delays in settlements, and their prices may be more volatile.

The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based upon net investment income, net realized gains and net unrealized appreciation as income and/or capital gains are earned.

INCOME TAXES The Fund intends to comply with all sections of the Internal Revenue Code applicable to regulated investment companies including the distribution of substantially all of their taxable net investment income and net realized capital gains to their shareholders. Therefore, no provision for federal income tax has been made. The Fund is treated as a separate taxpayer for federal income tax purposes.


At June 30, 2005, information on the tax components of capital is as follows:


                                                                                                              Net Tax
        Cost of                           Gross Tax                          Gross Tax                      Unrealized
    Investments for                      Unrealized                         Unrealized                     Appreciation
     Tax Purposes                       Appreciation                       Depreciation                   on Investments
---------------------------------------------------------------------------------------------------------------------------
     $33,181,992                         $4,753,992                         $(892,405)                      $3,861,587



As of December 31, 2004, the Fund has the capital loss carryover as indicated below. The capital loss carryover is available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income.


           Amount                                   Expires
--------------------------------------------------------------------------------
          $570,001                                  12/31/10
           528,587                                  12/31/11

During the year ended December 31, 2004, the Fund utilized approximately $1,248,052 of capital loss carryovers.

Any net capital and currency losses incurred after October 31, within the Fund's tax year, are deemed to arise on the first day of the Fund's next tax year if the Fund so elects to defer such losses.

The Fund had no losses incurred after October 31, 2004.

The tax composition of distributions paid (other than return of capital distributions for the year) during the year ended December 31, 2004 was as follows:


                             Long-Term
     Ordinary                 Capital
      Income                   Gains              Total
--------------------------------------------------------------------------------

     $424,576                  $ --             $424,576


DISTRIBUTIONS TO SHAREHOLDERS The Fund declares and pays dividends from net investment income annually. The Fund declares and pays net realized capital gains in excess of capital loss carryforwards distributions annually. The character of income and gains to be distributed is

Notes to Financial Statements                          June 30, 2005 (unaudited)
--------------------------------------------------------------------------------

determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include (but are not limited to) futures, treatment of realized and unrealized gains and losses on forward foreign currency contracts, and losses deferred due to wash sale transactions. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or the net asset value of the Fund. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

INVESTMENT INCOME Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions, which are recorded as soon after ex-dividend date as such information becomes available. Interest income is recorded on the accrual basis. All discounts and premiums on taxable bonds are accreted to call or maturity date, whichever is shorter, using the effective yield method.

EXPENSES Expenses of the Company which are directly identifiable to one of the Funds are allocated to that portfolio. Expenses which are not directly identifiable to one of the Funds are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expenses and relative sizes of the Funds. All expenses of the Fund are paid by GEAM and reimbursed by the Fund.


3.   LINE OF CREDIT

Effective December 15, 2004, and expiring December 14, 2005, the Company shares a revolving credit facility of up to $25 million with a number of its affiliates. The credit facility is with its custodian bank, State Street Bank and Trust Company. The revolving credit facility requires the payment of a commitment fee equal to 0.09% per annum on the daily unused portion of the credit facility, payable quarterly. The portion borne by the Funds generally is borne proportionally based upon net assets. Generally, borrowings under the credit facility would accrue interest at the Federal Funds Rate plus 50 basis points and is borne by each of the borrowing Funds. The maximum amount allowed to be borrowed by any one of the Funds is the lesser of its prospectus limitation, 20% of its net assets, or $25 million. The credit facility was not utilized by the Company during the period ended June 30, 2005.


4.   AMOUNTS PAID TO AFFILIATES

ADVISORY AND ADMINISTRATION FEES GEAM, a registered investment adviser, was retained by the Company's Board of Directors effective May 1, 1997 to act as investment adviser and administrator of the Fund. Compensation of GEAM for investment advisory and administrative services is paid monthly based on the average daily net assets of the Fund at an annualized rate of .65%.

Effective January 1, 2002, GECIS (General Electric Capital International Services) began performing certain accounting and certain administration services previously provided by an unaffiliated service provider. For the period ending June 30, 2005, $1,239 was charged to the Fund. Administrative services not performed by GEAM or GECIS were provided by an unaffiliated service provider.


ADVISORY AND ADMINISTRATIVE AGREEMENT RENEWAL

The Board of Directors, including the independent directors, of the GE Investments Funds, Inc. unanimously approved the continuance of the investment advisory agreement between each Fund and GE Asset Management Incorporated ("GEAM") at a meeting held on December 3, 2004.

In considering whether to approve the investment advisory agreement of the Fund, the Board (including the independent directors) considered and discussed a substantial amount of information and analysis prepared by GEAM at the Board's request. The Board also considered detailed information regarding performance and expenses of other investment companies with similar investment objectives and sizes, which was prepared by an independent third party provider, Lipper Inc. The Board reviewed the fees charged by GEAM for investment products other than mutual funds that employ the same investment strategies as the Fund. Before approving the Funds' advisory agreement, the independent directors reviewed the proposed continuance of the agreement with management of GEAM and with experienced legal counsel who is independent of GEAM and the GE Investments Funds, Inc. That legal counsel prepared a memorandum discussing the legal standards for the consideration of the proposed continuance. The independent directors also discussed the proposed continuance in a private session with their independent legal counsel at which no representative of GEAM was present. In determining to continue the agreement with respect to the Fund, the directors considered all factors they believed relevant, including the factors discussed below.

Notes to Financial Statements                          June 30, 2005 (unaudited)
--------------------------------------------------------------------------------

In their deliberations, the directors did not identify any particular information that was all-important or controlling, and each director attributed different weights to the various factors.

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY THE MANAGER

The Board reviewed the services provided by GEAM and the independent directors concurred that GEAM provides high quality advisory and administrative services because of the level of research, analysis, investment discipline and other services, such as securities trading, provided to the Fund. The independent directors specifically considered the favorable attributes of GEAM, including an investment philosophy oriented toward long-term performance, the processes used for selecting investments, selecting brokers and for compliance activities, and the quality of the investment professionals employed by GEAM. The Board noted that the Fund represents only a small portion of the overall assets managed by GEAM, but the Fund benefits from a full array of services and resources provided by GEAM.

INVESTMENT PERFORMANCE

The Board reviewed detailed performance information for the Fund for various periods, which it also monitors as part of its regular quarterly Board meetings. The Board also reviewed detailed comparisons of the performance of the Fund with relevant securities indexes and various peer groups of mutual funds prepared by Lipper with respect to various periods. GEAM discussed in detail its investment process, focusing on the Fund's investment objective, the number and experience of portfolio management personnel, the investment style and approach employed, the likely market cycles for the investment style, and recent performance in light of GEAM's commitment to long-term satisfactory performance with respect to the Fund's investment objective and investment approach. The Board and the independent directors concluded that the Fund's performance was acceptable over the relevant periods, particularly from a longer-term perspective, which the Board believes is most relevant.

COSTS OF SERVICES PROVIDED AND PROFITABILITY

At the request of the independent directors, GEAM provided information concerning the profitability of GEAM's investment advisory and investment company activities and its financial condition for various past periods. The directors considered the profit margin information for GEAM's investment company business as a whole, as well as GEAM's profitability data for the Fund. The directors reviewed GEAM's assumptions and the methods of cost allocation used by GEAM in preparing the profitability data. GEAM stated its belief that the methods of allocation used were reasonable and consistent across its business.

The directors also examined the fee and expense ratios for the Fund and observed that GEAM's figures were at or below the applicable peer group. The directors noted the additional services provided by GEAM to the Fund compared to other investment products managed by GEAM.

The directors recognized that GEAM should be entitled to earn a reasonable level of profits for the services it provides to the Fund and, based on their review, concluded that they were satisfied that GEAM's level of profitability from its relationship with the Fund was not unreasonable or excessive.

ECONOMIES OF SCALE

The Board considered the extent to which economies of scale would be realized as the Fund grows, and whether fee levels reflect these economies of scale for the benefit of Fund investors. The independent directors did not disagree with GEAM's assertion that the comparatively lower fees it has charged to the Funds since inception means that GEAM is already sharing the low-fee benefits of larger asset sizes compared to having charged higher fees on lower asset levels for the Fund when newer. The Board recognized the benefits to the Fund of GEAM's past investment in the Funds' operations through those lower fees.

FALL-OUT FINANCIAL BENEFITS

The Board and the independent directors considered other actual and potential financial benefits to GEAM in concluding that the contractual advisory fees are reasonable for the Fund. An example of those benefits would be the soft dollars generated by portfolio transactions by the Fund. The Board noted, however, that the Fund benefits from the vast array of resources available through GEAM and that the Fund represents only a small portion of the overall assets managed by GEAM.

Notes to Financial Statements                          June 30, 2005 (unaudited)
--------------------------------------------------------------------------------

CONCLUSION

The Board and the independent directors separately concluded that the renewal of the advisory agreement was in the best interest of the shareholders of the Fund.

DIRECTORS' COMPENSATION The Fund pays no compensation to their directors who are officers or employees of GEAM or its affiliates. Directors who are not such officers or employees also serve in a similar capacity for other funds advised by GEAM. Compensation paid to unaffiliated directors are reflected on the Statement of Operations. These fees are allocated pro rata across all of the mutual fund platforms and share classes served by the directors, including the Fund, and are based upon the relative net assets of each fund within such platforms.
(For additional information about directors compensation please refer to the Statement of Additional Information.)


 5.  INVESTMENT TRANSACTIONS

PURCHASES AND SALES OF SECURITIES The cost of purchases and the proceeds from sales of investments, other than short-term securities and options, for the period ended June 30, 2005 were as follows:


            Purchases                                 Sales
--------------------------------------------------------------------------------
           $5,568,195                              $4,904,396


SECURITY LENDING At June 30, 2005, the Fund participated in securities lending:


            Loaned
         securities at                                Cash
          market value                             Collateral
--------------------------------------------------------------------------------
            $261,821                                $270,399

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------

INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS:

The business and affairs of the Company are managed under the direction of the Company's Board of Directors. Information pertaining to the Directors and officers of the Company is set forth below.


INTERESTED DIRECTORS AND EXECUTIVE OFFICERS

--------------------------------------------------------------------------------
MICHAEL J. COSGROVE
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    56

POSITION(S) HELD WITH FUND    Chairman of the Board and President

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 8 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Executive Vice President - Chief Commercial Officer of GEAM (formerly President, GE Asset Management Services division ("GEAMS") of GE Financial Assurance Holdings, Inc., an indirect wholly-owned subsidiary of General Electric Company ("GE")), since February 1997; Vice President, GE Capital Corporation, an indirect wholly-owned subsidiary of GE, since December 1999; Executive Vice President - Sales and Marketing of GEAM, a wholly-owned subsidiary of GE that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, since March 1993; Director of GEAM since 1988.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    49

OTHER DIRECTORSHIPS HELD BY DIRECTOR Chairman of the Board and President of GE Funds since 1993, and GE Institutional Funds and GE LifeStyle Funds since their inception; Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since 1988; Trustee of Fordham University since 2003 and Marymount College from 1994 through 2002.

--------------------------------------------------------------------------------
ALAN M. LEWIS
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    58

POSITION(S) HELD WITH FUND    Director and Executive Vice President

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 5 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS    Executive Vice President,
General Counsel and Secretary of GEAM since 1987

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    49

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee and Executive Vice President of GE Funds, GE Institutional Funds and GE LifeStyle Funds since their inception. Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since 1987.

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ROBERT HERLIHY
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    38

POSITION(S) HELD WITH FUND    Treasurer

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 3 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Manager of Mutual Fund Operations at GEAM since March 2002; from August 1999 to March 2002, Mr. Herlihy was a manager in the Investment Company Services Group of PricewaterhouseCoopers LLP, New York; from September 1998 to August 1999 a Supervisor in the Investment Company Group at McGladrey & Pullen LLP (Acquired by PricewaterhouseCoopers LLP in August 1999); from June 1996 to September 1998 a Manager of Audit Services at Condon O'Meara McGinty & Donnelly LLP. Treasurer of GE Funds, GE Lifestyle Funds, GE Institutional Funds, Elfun Funds, and GE Savings & Security Funds since June 2002.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR    N/A

--------------------------------------------------------------------------------
MATTHEW J. SIMPSON
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    44

POSITION(S) HELD WITH FUND    Vice President and Secretary

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 8 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Senior Vice President and General Counsel - Marketing and Client Services (formerly Asset Management Services), at GEAM and Senior Vice President and General Counsel of GEAMS since February 1997; from October 1992 to February 1997, Vice President and Associate General Counsel of GEAM; Secretary of GE Funds since 1993 and Vice President since September 2003; Secretary of GE Institutional Funds and GE LifeStyle Funds since their inception and Vice President since September 2003; Assistant Secretary of Elfun Funds and GE Savings & Security Funds since 1998 and Vice President since October 2003.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR    N/A

--------------------------------------------------------------------------------
JEANNE M. LAPORTA
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    39

POSITION(S) HELD WITH FUND    Vice President and Assistant Secretary

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 1 year

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Vice President and Associate General Counsel - Marketing and Client Services (formerly Asset Management Services) at GEAM since May 1997; Vice President and Assistant Secretary of GE Funds, GE Institutional Funds and GE LifeStyle Funds since September 2003; Vice President and Assistant Secretary of Elfun Funds and GE Savings & Security Funds since October 2003.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR    N/A

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------

NON-INTERESTED DIRECTORS
--------------------------------------------------------------------------------
JOHN R. COSTANTINO
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    59

POSITION(S) HELD WITH FUND    Director

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 8 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS    Managing Director, Walden
Partners, Ltd., consultants and investors, since August 1992.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    41

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds since 1993, GE Institutional Funds and GE LifeStyle Funds since their inception; Trustee of Fordham University since 2002 and Marymount College from 2001 through 2002; Neuroscience Research Institute since 1986; Diocesan Finance Counsel of the Dioceses of Brooklyn & Queens since 2001; Gregorian University Foundation since 1994.

--------------------------------------------------------------------------------
WILLIAM J. LUCAS
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    57

POSITION(S) HELD WITH FUND    Director

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 8 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Vice President and Treasurer of Fairfield University since 1983.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    41

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds since 1993, and GE Institutional Funds and GE LifeStyle Funds since their inception.

--------------------------------------------------------------------------------
ROBERT P. QUINN
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    69

POSITION(S) HELD WITH FUND    Director

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 8 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS    Retired since 1983 from
Salomon Brothers Inc.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    41

OTHER DIRECTORSHIPS HELD BY DIRECTOR GP Financial Corp, holding company; The Greenpoint Savings Bank, a financial institution. Trustee of GE Funds since 1993, and GE Institutional Funds and GE LifeStyle Funds since their inception.

--------------------------------------------------------------------------------
PROXY VOTING POLICIES AND PROCEDURES

You may request without charge a description of the Trust's policies and procedures for voting proxies related to the Funds' portfolio securities by calling 1-800-242-0134. You may also view a description of those policies and procedures on the Funds' website at http://www.gefunds.com or on the SEC's website at http://www.sec.gov.

Investment Team
--------------------------------------------------------------------------------

INVESTMENT ADVISER AND ADMINISTRATOR
GE Asset Management Incorporated

BOARD OF DIRECTORS
Michael J.Cosgrove, CHAIRMAN
John R. Costantino
Alan M. Lewis
William J. Lucas
Robert P. Quinn

SECRETARY
Matthew J. Simpson

TREASURER
Robert Herlihy

ASSISTANT TREASURER
Christopher M. Isaacs

DISTRIBUTOR
GE Investment Distributors, Inc.
Member NASD and SIPC

COUNSEL
Sutherland, Asbill & Brennan, LLP

CUSTODIAN
State Street Bank & Trust Company

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP

OFFICERS OF THE INVESTMENT ADVISER
John H. Myers, CHIEF EXECUTIVE OFFICER
David B. Carlson, EVP, DOMESTIC EQUITIES
Michael J. Cosgrove, EVP, CHIEF COMMERCIAL OFFICER
Kathryn Karlic, EVP, FIXED INCOME
Ralph R. Layman, EVP, INTERNATIONAL EQUITIES
Alan M. Lewis, EVP, GENERAL COUNSEL AND SECRETARY
Robert A. MacDougall, EVP, FIXED INCOME
Don W. Torey, EVP, ALTERNATIVE INVESTMENTS AND REAL ESTATE
John J. Walker, EVP, CHIEF FINANCIAL OFFICER

                     [This page intentionally left blank.]

GE Investments Funds, Inc.

Mid-Cap Equity Fund

Semi-Annual Report

JUNE 30, 2005

[GE Logo omitted]

GE Investments Funds, Inc.
Mid-Cap Equity Fund                                                     Contents
--------------------------------------------------------------------------------

MANAGER REVIEW AND SCHEDULE OF INVESTMENTS ..............................    1

NOTES TO PERFORMANCE ....................................................    7

NOTES TO SCHEDULE OF INVESTMENTS ........................................    7

FINANCIAL STATEMENTS

     Financial Highlights ...............................................    8

     Statement of Assets and Liabilities ................................    9

     Statement of Operations ............................................   10

     Statements of Changes in Net Assets ................................   11

     Notes to Financial Statements ......................................   12

ADDITIONAL INFORMATION ..................................................   18

INVESTMENT TEAM .........................................................   21



This report is prepared for Policyholders of certain variable contracts and may be distributed to others only if preceded or accompanied by the variable contract's current prospectus and the current prospectus of the Funds available for investments thereunder.

Mid-Cap Equity Fund                                                          Q&A
--------------------------------------------------------------------------------

DIANE M. WEHNER IS A VICE PRESIDENT OF GE ASSET MANAGEMENT AND PORTFOLIO MANAGER OF THE MID-CAP EQUITY FUND (FORMERLY NAMED THE MID-CAP VALUE EQUITY FUND). SHE HAS SERVED IN THIS CAPACITY SINCE SEPTEMBER 2004. BEFORE JOINING GE ASSET MANAGEMENT, MS. WEHNER WAS A VICE PRESIDENT AND SENIOR PORTFOLIO MANAGER FROM JANUARY 1997 TO JUNE 2001, AND ASSOCIATE PORTFOLIO MANAGER FROM MAY 1995 TO JANUARY 1997, WITH BENEFIT CAPITAL MANAGEMENT CORPORATION. MS. WEHNER HAS SERVED AS AN ANALYST/PORTFOLIO MANAGER IN THE INVESTMENT MANAGEMENT INDUSTRY SINCE 1985.


Q. HOW DID THE MID-CAP EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2005?

A. For the six-month period ended June 30, 2005, the Mid-Cap Equity Fund returned 3.16%. The Russell Mid-Cap Index, the Fund's benchmark, returned 3.91% and the Lipper peer group of 77 Mid-Cap Core Funds returned an average of 3.18% for the same period.

Q.  WHAT MARKET CONDITIONS IMPACTED FUND PERFORMANCE?

A. During the first half of 2005, value stocks continued to outperform growth, thus disadvantaging this more growth-oriented Fund. More specifically, the portfolio was underweight in the slow growth, high dividend paying, utility sector which was the second best performing sector year-to-date. At the same time, surprisingly benign interest rates negatively impacted portfolio performance, as the Fund was underweight REITs and Consumer Durable stocks whose stock performance is negatively correlated with interest rates. However, stock selection within the commercial real estate and residential industries helped to overcome the impact of these industry underweights with homebuilder Pulte Homes, up 32%, and real estate services company C.B. Richard Ellis, up 31%.

    The portfolio was underweight Healthcare Services stocks and in particular HMOs, which outperformed due to industry consolidation and strong earnings growth. Some offset to this underweight was the Fund's investment in Caremark RX, up 19%, a pharmacy benefit manager, which continues to deliver strong earnings growth and is a beneficiary of the upcoming implementation of the Medicare drug benefit.

    Finally, high oil prices continued to fuel stock price appreciation in the Energy Sector. The Fund's overweight in Energy, the best performing sector year-to-date, and investments in Valero, a refinery company, up 75%, and EOG and Murphy Oil, both exploration and production companies, which increased 59% and 30%, respectively, added positively to performance.

Q.  WHAT WERE THE PRIMARY DRIVERS OF FUND PERFORMANCE?

A. Detractors from performance included Biotechnology companies Biogen Idec and Martek Biosciences. Biogen Idec declined 48% due to a recall of its once-promising multiple sclerosis drug. We exited our position in the stock due to our expectations that Tysabri, an important driver of earnings growth, will likely not return to the market. Martek Biosciences declined 26% as the company announced disappointing quarterly results and lowered near-term earnings expectations. We maintained our position in Martek due to our positive outlook for their nutritional supplement products.

Mid-Cap Equity Fund                                                          Q&A
--------------------------------------------------------------------------------

    Outside of biotechnology, after appreciating 156% since going public in 2004, Kinetic Concepts declined by 21% in this six-month period due to near-term earnings disappointments. Finally, Polycom, a communications equipment company, declined 36% after posting disappointing quarterly results.

    On the positive side, the Fund continued to benefit from our overweight in Energy as highlighted above. Additional outperformance within the sector included Devon Energy up 31%, GlobalSantaFe, which rose 24%, and Pioneer Natural Resources which increased 20%. Within Financials, our stock selection was strong, with Legg Mason up 43%, as this asset manager continues to grow assets under management. Greenhill & Co., an investment bank, appreciated 42% as the company benefited from an active M&A environment. Michaels Stores, a specialty retailer, rose 39% due to continued growth in comparable store sales resulting from upgraded internal systems.

    Within Healthcare, Alcon, an ophthalmology company, rose 37%, due to strong earnings growth and the launch of promising new products. Generic pharmaceutical companies IVAX and Barr Pharmaceuticals, up 36% and 9%, respectively also added nicely to overall performance. Biotechnology company Gilead Sciences, which rose 26%, also benefited the fund, due to the success of its AIDS drug Truvada.

Q.  WERE THERE ANY SIGNIFICANT CHANGES TO THE FUND OVER THE PERIOD?

A. The Funds' sector weightings did not change dramatically during the first half of 2005. We maintain our underweight in Financial Services as well as Consumer Discretionary companies. We focus on investing in attractively valued companies with solid earnings prospects, strong market share and superior long-term fundamentals. With an emphasis on growth, we continue to look to invest in innovative companies that provide prospects for above-average earnings growth. Therefore Healthcare and Information Technology companies represent a more meaningful percentage of the portfolio.

Mid-Cap Equity Fund
--------------------------------------------------------------------------------
                                              Understanding Your Fund's Expenses


As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended June 30, 2005.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses Paid During Period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.



JANUARY 1, 2005 - JUNE 30, 2005
---------------------------------------------------------------------------------------------------------------------------
                                     ACCOUNT VALUE AT                   ACCOUNT VALUE                     EXPENSES
                                     THE BEGINNING OF                   AT THE END OF                   PAID DURING
                                      THE PERIOD ($)                    THE PERIOD ($)                 THE PERIOD ($)*
---------------------------------------------------------------------------------------------------------------------------
Actual Fund Return**                     1,000.00                         1,031.64                           3.49
---------------------------------------------------------------------------------------------------------------------------
Hypothetical 5% Return
   (2.5% for the period)                 1,000.00                         1,021.05                           3.55
---------------------------------------------------------------------------------------------------------------------------

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.71% (FROM PERIOD JANUARY 1, 2005 - JUNE 30, 2005), MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 181/365 (TO REFLECT THE SIX-MONTH PERIOD).

**  ACTUAL FUND RETURN FOR SIX-MONTH PERIOD ENDED JUNE 30, 2005 WAS 3.16%.

Mid-Cap Equity Fund                                                  (unaudited)
--------------------------------------------------------------------------------


CHANGE IN VALUE
OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------




[Line chart omitted -- plot points are as follows:]


                        Mid-Cap Equity Fund      Russell Midcap Index      Russell MidCap Value Index
------------------------------------------------------------------------------------------------------
05/01/97                    10,000                     10,000                      10,000
06/01/97                    11,450                     11,085                      10,983
12/01/97                    13,256                     12,690                      12,877
06/01/98                    14,975                     13,849                      13,798
12/01/98                    14,142                     13,966                      13,525
06/01/99                    17,393                     15,410                      14,574
12/01/99                    16,583                     16,507                      13,515
06/01/00                    15,869                     17,342                      13,402
12/01/00                    17,958                     17,870                      16,093
06/01/01                    18,343                     17,521                      16,626
12/01/01                    18,016                     16,862                      16,472
06/01/02                    18,005                     15,900                      16,944
12/01/02                    15,536                     14,134                      14,886
06/01/03                    17,476                     16,322                      16,840
12/01/03                    20,654                     19,803                      20,554
06/01/04                    21,729                     21,119                      22,023
12/01/04                    23,963                     23,797                      25,409
06/01/05                    24,722                     24,727                      26,808

--------------------------------------------------------------------------------
    Mid-Cap Equity Fund (ending value $24,722)
    Russell MidCap Index (ending value $24,727)
    Russell MidCap Value Index (ending value $26,808)
--------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED JUNE 30, 2005
------------------------------------------------------------------------------------------------------------------------------
                                                         SIX                  ONE                FIVE                  SINCE
                                                       MONTHS                YEAR                YEAR                INCEPTION
------------------------------------------------------------------------------------------------------------------------------
Mid-Cap Equity Fund                                     3.16%               13.77%               9.27%                11.72%
------------------------------------------------------------------------------------------------------------------------------
Russell MidCap Index                                    3.91%               17.09%               7.35%                11.72%
------------------------------------------------------------------------------------------------------------------------------
Russell MidCap Value Index*                             5.51%               21.73%              14.87%                12.83%
------------------------------------------------------------------------------------------------------------------------------
Lipper peer group average**                             3.18%               15.21%               8.50%                 N/A
------------------------------------------------------------------------------------------------------------------------------
Inception date                                         5/1/97
------------------------------------------------------------------------------------------------------------------------------


INVESTMENT PROFILE

A fund designed for investors who seek long-term growth of capital and future income by investing at least 80% of its net assets in equity securities of mid cap companies under normal market conditions. The Fund invests primarily in mid-cap companies that the portfolio manager believes are undervalued by the market and have above-average growth potential.



TOP TEN LARGEST HOLDINGS
AS OF JUNE 30, 2005
as a % of Market Value
---------------------------------------------------------------
 Alcon Inc.                                              1.58%
---------------------------------------------------------------
 Barr Pharmaceuticals, Inc.                              1.55%
---------------------------------------------------------------
 Legg Mason, Inc.                                        1.54%
---------------------------------------------------------------
 Michaels Stores, Inc.                                   1.36%
---------------------------------------------------------------
 Harris Corp.                                            1.33%
---------------------------------------------------------------
 CB Richard Ellis Group, Inc. (Class A)                  1.33%
---------------------------------------------------------------
 L-3 Communications Holdings, Inc.                       1.32%
---------------------------------------------------------------
 Bed Bath & Beyond Inc.                                  1.29%
---------------------------------------------------------------
 Thermo Electron Corp.                                   1.28%
---------------------------------------------------------------
 Caremark Rx, Inc.                                       1.24%
---------------------------------------------------------------




PORTFOLIO COMPOSITION
AS OF JUNE 30, 2005
as a % of Market Value
--------------------------------------------------------------------------------
Market Value of $256,358 (in thousands)

[Pie chart omitted -- plot points are as follows:]

Information Technology                 17.5%
Healthcare                             15.9%
Financials                             13.6%
Short Term                             13.4%
Consumer Discretionary                 10.3%
Industrials                            10.2%
Energy                                  7.3%
Utilities                               4.1%
Materials                               3.7%
Consumer Staples                        3.6%
Telecommunication Services              0.4%

* EFFECTIVE AUGUST 31, 2004, THE RUSSELL MIDCAP INDEX REPLACED THE RUSSELL MIDCAP VALUE INDEX AS THE BENCHMARK USED TO MEASURE THE FUND'S PERFORMANCE.

** LIPPER PERFORMANCE COMPARISONS ARE BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE SIX-MONTH, ONE-YEAR, AND FIVE-YEAR PERIODS INDICATED IN THE MID-CAP CORE PEER GROUP CONSISTING OF 77, 77, AND 38 UNDERLYING ANNUITY FUNDS, RESPECTIVELY.

    SEE NOTES TO PERFORMANCE ON PAGE 7 FOR FURTHER INFORMATION, INCLUDING AN EXPLANATION OF LIPPER PEER CATEGORIES.

    PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES.

MID-CAP EQUITY FUND
Schedule of Investments                                June 30, 2005 (unaudited)
--------------------------------------------------------------------------------
                               MID-CAP EQUITY FUND
--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 96.4%
--------------------------------------------------------------------------------

CONSUMER DISCRETIONARY -- 11.5%

Bed Bath & Beyond Inc.                79,107  $  3,305,090(a)
Cheesecake Factory                    44,826     1,556,807(a)
DreamWorks Animation SKG Inc.
   (Class A)                          13,873       363,473(a)
Family Dollar Stores, Inc.            69,825     1,822,432
Federated Department Stores           12,128       888,740(d)
Getty Images, Inc.                    26,925     1,999,451(a)
Jones Apparel Group, Inc.             56,963     1,768,132
Michaels Stores, Inc.                 84,158     3,481,616
Pulte Homes, Inc.                     26,093     2,198,335
Regal Entertainment Group
   (Class A)                          81,027     1,529,790(e)
Starwood Hotels & Resorts
   Worldwide Inc. (Class B)           12,863       755,795
The E.W. Scripps Co. (Class A)        42,374     2,067,851
Univision Communications Inc.
   (Class A)                          48,510     1,336,451(a)
Westwood One Inc.                     70,194     1,434,063
Williams-Sonoma, Inc.                 48,878     1,934,102(a)
                                                26,442,128

CONSUMER STAPLES -- 4.1%

Clorox Co.                            34,913     1,945,352
Kroger Co.                            73,206     1,393,110(a,d)
Pepsi Bottling Group, Inc.            42,263     1,209,144
Reynolds American Inc.                21,499     1,694,121(e)
The Estee Lauder Companies Inc.
   (Class A)                          24,114       943,581
Weight Watchers
   International Inc.                 41,895     2,162,201(a,e)
                                                 9,347,509

ENERGY -- 8.1%

BJ Services Co.                       42,594     2,235,333
EOG Resources, Inc.                   49,613     2,818,018
GlobalSantaFe Corp.                   62,692     2,557,834
Murphy Oil Corp.                      47,775     2,495,288
Peabody Energy Corp.                  27,114     1,411,013
Pioneer Natural Resources Co.         66,505     2,798,530
Valero Energy Corp.                   29,076     2,300,202
Weatherford International Ltd.        36,383     2,109,486(a)
                                                18,725,704

FINANCIALS -- 15.1%

Affiliated Managers Group             41,344     2,825,036(a,e)
Amegy Bancorp, Inc.                   69,826     1,562,706(e)
Calamos Asset Management Inc.
   (Class A)                          84,038     2,289,195(e)


--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------
CB Richard Ellis Group, Inc.
   (Class A)                          77,607  $  3,403,843(a)
City National Corp.                   26,828     1,923,836
Everest Re Group, Ltd.                31,238     2,905,134
Greenhill & Co., Inc.                 25,725     1,042,120(e)
HCC Insurance Holdings, Inc.          42,263     1,600,500
Legg Mason, Inc.                      37,853     3,940,876
M&T Bank Corp.                        14,322     1,506,102
Maguire Properties Inc. (REIT)        41,174     1,166,871
MBIA Inc.                             18,375     1,089,821
North Fork Bancorporation, Inc.       93,162     2,616,921
SEI Investments Co.                   60,454     2,257,957
The Hartford Financial Services
   Group, Inc.                        28,974     2,166,676
Zions Bancorp                         34,322     2,523,697
                                                34,821,291

HEALTHCARE -- 17.7%

Advanced Medical Optics, Inc.         31,238     1,241,711(a)
Alcon Inc.                            37,118     4,058,853
Amylin Pharmaceuticals, Inc.          95,551     1,999,882(a,e)
Angiotech Pharmaceuticals, Inc.      110,251     1,528,079(a)
Barr Pharmaceuticals, Inc.            81,402     3,967,533(a)
Caremark Rx, Inc.                     71,682     3,191,283(a)
DENTSPLY International Inc.           54,942     2,966,868
Gilead Sciences, Inc.                 67,673     2,976,935(a)
Henry Schein, Inc.                    70,468     2,925,831(a)
IVAX Corp.                            61,327     1,318,531(a)
Kinetic Concepts, Inc.                36,750     2,205,000(a)
Manor Care, Inc.                      55,833     2,218,245
Martek Biosciences Corp.              42,998     1,631,774(a,e)
Quest Diagnostics                     51,818     2,760,345
Smith & Nephew PLC ADR                49,658     2,453,602(e)
Thermo Electron Corp.                121,937     3,276,447(a)
                                                40,720,919

INDUSTRIALS -- 11.4%

AGCO Corp.                            51,450       983,724(a)
ChoicePoint Inc.                      33,821     1,354,531(a)
Corinthian Colleges, Inc.             87,098     1,112,241(a,e)
Corporate Executive Board Co.         27,930     2,187,757
CoStar Group (CoStar), Inc.           38,588     1,682,437(a,e)
Danaher Corp.                         60,936     3,189,390
Dover Corp.                           36,015     1,310,226
Eaton Corp.                           33,075     1,981,193
Harsco Corp.                          42,895     2,339,922
L-3 Communications Holdings, Inc.     44,100     3,377,178
MoneyGram International, Inc.        108,784     2,079,950(e)
Rockwell Collins, Inc.                45,938     2,190,324
Stericycle, Inc.                      46,305     2,330,068(a,e)
                                                26,118,941

INFORMATION TECHNOLOGY -- 19.4%

Activision, Inc.                     147,573     2,437,906(a)
Affiliated Computer Services Inc.
   (Class A)                          36,178     1,848,696(a)
Analog Devices, Inc.                  38,048     1,419,571(d)


See Notes to Schedule of Investments on page 7 and Notes to Financial
Statements.

MID-CAP EQUITY FUND
Schedule of Investments                                June 30, 2005 (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------
CDW Corp.                             30,499  $  1,741,188
Cogent, Inc.                          84,155     2,402,625(a,e)
Comverse Technology, Inc.            117,601     2,781,264(a)
Dolby Laboratories Inc.
   (Class A)                          13,241       292,096(a)
DST Systems Inc.                      36,383     1,702,724(a)
Fiserv, Inc.                          28,206     1,211,448(a)
Harris Corp.                         109,516     3,417,994
Intuit Inc.                           45,415     2,048,671(a)
Juniper Networks, Inc.                55,347     1,393,637(a)
Lexmark International Inc.
   (Class A)                          19,110     1,238,901(a)
Linear Technology Corp.               53,288     1,955,137
Macrovision Corp.                     46,672     1,051,987(a,e)
Manhattan Associates, Inc.           107,678     2,068,494(a,e)
Mettler Toledo International Inc.     31,027     1,445,238(a)
Microchip Technology Inc.             60,270     1,785,197
Molex Inc. (Class A)                 114,661     2,692,240(d)
NAVTEQ Corp.                          40,425     1,503,002(a)
Neustar, Inc. (Class A)               40,311     1,031,962(a)
Novellus Systems, Inc.                51,450     1,271,330(a)
Paychex, Inc.                         41,528     1,351,321
Polycom, Inc.                         96,525     1,439,188(a)
Symantec Corp.                        49,533     1,076,847(a)
Synopsys, Inc.                        55,493       925,068(a)
Veritas Software Corp.                49,245     1,201,578(a)
                                                44,735,310

MATERIALS -- 4.1%

Cabot Corp.                           33,075     1,091,475
Martin Marietta Materials, Inc.       31,421     2,171,820
Monsanto Co.                          23,888     1,501,839
Phelps Dodge Corp.                     8,085       747,863
Praxair, Inc.                         52,627     2,452,418
Sealed Air Corp.                      30,391     1,513,168(a)
                                                 9,478,583

TELECOMMUNICATION SERVICES -- 0.4%

Telephone & Data Systems Inc.         12,292       471,275
Telephone and Data Systems Inc.       12,292       501,637(e)
                                                   972,912

UTILITIES -- 4.6%

Ameren Corp.                          49,613     2,743,599
DTE Energy Co.                        52,185     2,440,692
PPL Corp.                             45,938     2,727,798
SCANA Corp.                           63,665     2,719,132
                                                10,631,221

TOTAL COMMON STOCK
   (COST $184,444,133)                         221,994,518

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 15.0%
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 4.0%

GEI Short Term Investment Fund
   3.20%                           9,182,428  $  9,182,428(b,f)

SHORT-TERM SECURITIES PURCHASED WITH
COLLATERAL FROM SECURITIES ON LOAN -- 11.0%

State Street Navigator Securities
   Lending Prime Portfolio
   3.31%                          25,180,639    25,180,639(b,c)

TOTAL SHORT-TERM INVESTMENTS
   (COST $34,363,067)                           34,363,067


TOTAL INVESTMENTS
   (COST $218,807,200)                         256,357,585


LIABILITIES IN EXCESS OF OTHER
   ASSETS-- (11.4)%                            (26,215,348)
                                              ------------


NET ASSETS-- 100.0%                           $230,142,237
                                              ============


--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------

The GEI Mid-Cap Equity had the following short futures contracts open at June 30, 2005:
                                NUMBER      CURRENT
                  EXPIRATION      OF        NOTIONAL    UNREALIZED
DESCRIPTION          DATE      CONTRACTS     VALUE     APPRECIATION
--------------------------------------------------------------------------------

S&P 400 Mid-Cap
   Futures
   Index        September 2005    3       $(1,032,525)     $100



See Notes to Schedule of Investments on page 7 and Notes to Financial
Statements.

Notes to Performance                                   June 30, 2005 (unaudited)
--------------------------------------------------------------------------------

Total returns take into account changes in share price and assume reinvestment of dividends and capital gains distributions, if any. Investment returns and net asset value on an investment will fluctuate and you may have a gain or loss when you sell your shares. Periods less than one year are not annualized.

Current performance may be lower or higher than that shown. You may call toll-free (800) 242-0134 for performance information as of the most recent month end.

Certain fees and Fund expenses have been waived and/or borne by the Fund's prior investment advisers. Had these fees and expenses not been waived, the returns (and/or yields) would have been lower.

Shares of the Fund are neither insured nor guaranteed by the U.S. Government, and their prices will fluctuate with market conditions.

The Russell Mid Cap Index (Russell Mid Cap) is an unmanaged index and does not reflect the actual cost of investing in the instruments that comprise each index.

Russell Mid Cap is a market capitalization-weighted index of the smallest 800 companies included in the Russell 1000 Index that represent approximately 25% of the total market capitalization of the Russell 1000 Index. The results shown for the foregoing index assume the reinvestment of net dividends or interest.

The peer universe of the underlying annuity funds used in our peer ranking calculation is based on the blend of Lipper peer categories, as shown. Lipper is an independent mutual fund rating service. A Fund's performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to the Fund's. Such comparisons or rankings are made on the basis of several factors, including the Fund's objectives and policies, management style and strategy, and portfolio composition, and may change over time if any of those factors change. Lipper is an independent mutual fund rating service.




Notes to Schedule of Investments
--------------------------------------------------------------------------------

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities cited may not represent current or future holdings and should not be considered as a recommendation to purchase or sell a particular security. See the prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.

(a) Non-income producing security.

(b) Coupon amount represents effective yield.

(c) State Street Corp. is the parent company of State Street Bank & Trust Co., the Fund's custodian and accounting agent.

(d) At June 30, 2005, all or a portion of this security was pledged to cover collateral requirements for futures.

(e) All or a portion of the security is out on loan.

(f) GEAM, the investment adviser of the Fund, also serves as investment adviser of the Trust.

+   Percentages are based on net assets as of June 30, 2005.



Abbreviations:

ADR  American Depositary Receipt

REIT Real Estate Investment Trust

Financial Highlights
Selected data based on a share outstanding throughout the periods indicated
--------------------------------------------------------------------------------


MID-CAP EQUITY FUND
                                                6/30/05+      12/31/04(C)     12/31/03      12/31/02      12/31/01      12/31/00(B)
-----------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                       --             --              --           --             --        5/1/97
Net asset value, beginning of period ..........  $18.33         $17.48          $13.30       $15.66         $16.31        $15.78
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income ......................    0.03           0.17            0.19         0.12           0.11          0.16
   Net realized and unrealized
      gains/(losses) on investments ...........    0.55           2.63            4.19        (2.28)         (0.06)         1.11
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME/(LOSS) FROM
   INVESTMENT OPERATIONS ......................    0.58           2.80            4.38        (2.16)          0.05          1.27
-----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income ......................      --           0.14            0.18         0.12           0.11          0.16
   Net realized gains .........................      --           1.81            0.02         0.08           0.59          0.58
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ...........................      --           1.95            0.20         0.20           0.70          0.74
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ................  $18.91         $18.33          $17.48       $13.30         $15.66        $16.31
===================================================================================================================================
TOTAL RETURN (A) ..............................   3.16%         16.02%          32.94%     (13.76)%          0.33%         8.29%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands) ...$230,142       $239,831        $226,929     $170,422       $179,044      $117,586
   Ratios to average net assets:
      Net investment income* ..................   0.28%          0.89%           1.36%        0.82%          0.85%         1.05%
      Expenses* ...............................   0.71%          0.70%           0.69%        0.68%          0.68%         0.70%
   Portfolio turnover rate ....................     14%            78%             28%          37%            42%           95%


NOTES TO FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(a) Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains. Had the adviser not absorbed a portion of expenses, total returns would have been lower.
(b) As of April 28, 2000, the Fund's name was changed to Mid-Cap Value Equity Fund from Value Equity Fund.
(c) As of August 31, 2004, the Fund's name was changed to Mid-Cap Equity Fund from Mid-Cap Value Equity Fund.
*   Annualized for periods less than one year.
+   Unaudited


See Notes to Financial Statements.


Statement of Assets
and Liabilities JUNE 30, 2005 (UNAUDITED)
--------------------------------------------------------------------------------------
                                                                             MID-CAP
                                                                             EQUITY
                                                                              FUND
--------------------------------------------------------------------------------------
ASSETS
   Investments in securities, at market* (cost $184,444,133) ....        $221,994,518
   Short-term Investments (at amortized cost) ...................          25,180,639
   Short-term affiliated investments (at amortized cost) ........           9,182,428
   Receivable for investments sold ..............................           1,240,786
   Income receivables ...........................................             197,298
   Receivable for fund shares sold ..............................              39,685
   Variation margin receivable ..................................               3,975
-------------------------------------------------------------------------------------
       TOTAL ASSETS .............................................         257,839,329
-------------------------------------------------------------------------------------
LIABILITIES
   Payable upon return of securities loaned .....................          25,180,639
   Payable for investments purchased ............................           2,239,418
   Payable for fund shares redeemed .............................             144,506
   Payable to GEAM ..............................................             132,529
-------------------------------------------------------------------------------------
       TOTAL LIABILITIES ........................................          27,697,092
-------------------------------------------------------------------------------------
NET ASSETS ......................................................        $230,142,237
=====================================================================================
NET ASSETS CONSIST OF:
   Capital paid in ..............................................         183,348,081
   Undistributed net investment income ..........................             431,897
   Accumulated net realized gain ................................           8,811,774
   Net unrealized appreciation on:
       Investments ..............................................          37,550,385
       Futures ..................................................                 100
-------------------------------------------------------------------------------------
NET ASSETS ......................................................        $230,142,237
=====================================================================================
Shares outstanding ($0.01 par value; unlimited shares authorized)          12,170,367
Net asset value per share .......................................        $      18.91


* Includes $24,498,830 of securities on loan.


See Notes to Financial Statements.


Statement of Operations
FOR THE SIX MONTHS ENDED JUNE 30, 2005 (UNAUDITED)
------------------------------------------------------------------------------------------
                                                                                  MID-CAP
                                                                                  EQUITY
                                                                                   FUND
------------------------------------------------------------------------------------------
INVESTMENT INCOME
    INCOME:
      Dividend ........................................................        $   997,125
      Interest* .......................................................             10,962
      Interest from affliated investments .............................            112,820
      Less: Foreign taxes withheld ....................................             (5,567)
------------------------------------------------------------------------------------------
    TOTAL INCOME ......................................................          1,115,340
------------------------------------------------------------------------------------------
    EXPENSES:
      Advisory and administrative fees ................................            739,349
      Custody and accounting expenses .................................             21,170
      Professional fees ...............................................             23,058
      Transfer agent ..................................................                 82
      Trustee's fees ..................................................              3,799
      Registration expenses ...........................................                903
      Other expenses ..................................................             15,067
------------------------------------------------------------------------------------------
    TOTAL EXPENSES ....................................................            803,428
------------------------------------------------------------------------------------------
    NET INVESTMENT INCOME .............................................            311,912
------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS
      REALIZED GAIN (LOSS) ON:
         Investments ..................................................          7,927,349
         Futures ......................................................           (170,210)
      INCREASE (DECREASE) IN UNREALIZED APPRECIATION/(DEPRECIATION) ON:
         Investments ..................................................         (1,333,956)
         Futures ......................................................             24,375
------------------------------------------------------------------------------------------
      Net realized and unrealized gain on investments .................          6,447,558
------------------------------------------------------------------------------------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ..............        $ 6,759,470
------------------------------------------------------------------------------------------


* Income attributable to security lending activity, net of rebate expenses, was $10,962.


See Notes to Financial Statements.


Statements of
Changes in Net Assets
-----------------------------------------------------------------------------------------------------------------
                                                                                              MID-CAP
                                                                                              EQUITY
                                                                                               FUND
-----------------------------------------------------------------------------------------------------------------
                                                                              SIX MONTHS ENDED        YEAR ENDED
                                                                                JUNE 30, 2005        DECEMBER 31,
                                                                                 (UNAUDITED)             2004
-----------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investments income ..........................................        $     311,912         $   1,697,801
     Net realized gain on investments, futures, written options,
       foreign currency transactions and swaps .......................            7,757,139            22,472,727
     Net increase (decrease) in unrealized appreciation/(depreciation)
       on investments, futures, written options, foreign
       currency translation ..........................................           (1,309,581)            9,399,305
-----------------------------------------------------------------------------------------------------------------
     Net increase from operations ....................................            6,759,470            33,569,833
-----------------------------------------------------------------------------------------------------------------
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income ...........................................                   --            (1,626,264)
     Net realized gains ..............................................                   --           (21,434,077)
-----------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS ...............................................                   --           (23,060,341)
-----------------------------------------------------------------------------------------------------------------
   Increase in net assets from operations and distributions ..........            6,759,470            10,509,492
-----------------------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
     Proceeds from sale of shares ....................................            1,145,257            11,551,811
     Value of distributions reinvested ...............................                   --            23,060,403
     Cost of shares redeemed .........................................          (17,593,978)          (32,218,761)
-----------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from share  transactions ................          (16,448,721)            2,393,453
-----------------------------------------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS ...........................           (9,689,251)           12,902,945

NET ASSETS
   Beginning of period ...............................................          239,831,488           226,928,543
-----------------------------------------------------------------------------------------------------------------
    End of period ....................................................        $ 230,142,237         $ 239,831,488
=================================================================================================================
UNDISTRIBUTED NET INVESTMENT  INCOME, END OF PERIOD ..................        $     431,897         $     119,985
-----------------------------------------------------------------------------------------------------------------
CHANGES IN PORTFOLIO SHARES
     Shares sold .....................................................               63,416               635,489
     Issued for distributions reinvested .............................                   --             1,258,756
     Shares redeemed .................................................             (975,773)           (1,794,333)
-----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ...............................             (912,357)               99,912
=================================================================================================================

See Notes to Financial Statements.

Notes to Financial Statements                          June 30, 2005 (unaudited)
--------------------------------------------------------------------------------


1.   ORGANIZATION OF THE COMPANY

GE Investments Funds, Inc. (the "Company") was incorporated under the laws of the Commonwealth of Virginia on May 14, 1984 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Company is comprised of fourteen investment portfolios (collectively the "Funds"), although only the following twelve are currently being offered: U.S. Equity Fund, S&P 500 Index Fund, Premier Growth Equity Fund, Value Equity Fund, Mid-Cap Equity Fund (the "Fund"), Small-Cap Value Equity Fund, International Equity Fund, Total Return Fund, Global Income Fund, Income Fund, Money Market Fund and Real Estate Securities Fund.

Effective August 31, 2004, the name of the GE Investments Mid-Cap Equity Fund was changed from GE Investments Mid-Cap Value Equity Fund.

Shares of the Company are offered only to insurance company separate accounts that fund certain variable life insurance contracts and variable annuity contracts. These insurance companies may include insurance companies affiliated with GE Asset Management Incorporated ("GEAM"), the investment adviser and administrator of each of the Funds.

As of June 30, 2005, GE Life and Annuity Assurance Company ("GE Life") and General Electric Capital Assurance Company, each an affiliated insurance company, controlled the Funds by ownership, through separate accounts, of virtually all of the Funds' shares of beneficial interest.


2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions at the date of the financial statements. Actual results may differ from those estimates.

The following summarizes the significant accounting policies of the Company:

SECURITY VALUATION AND TRANSACTIONS Securities for which exchange quotations are readily available are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price. Securities listed on the NASDAQ will be valued at the NASDAQ's official close price. Certain fixed income securities are valued by a dealer or by a pricing service based upon a matrix system, which considers market transactions as well as dealer supplied valuations. Short-term investments maturing within sixty days are valued at amortized cost. If quotations are not readily available for a portfolio security, or if it is believed that a quotation or other market price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Fund's Board of Directors that are designed to establish its "fair value". These procedures require that the fair value of a security be established by the valuation committee. The fair value committee follows different protocols for different types of investments and circumstances.

Foreign securities may be valued with the assistance of an independent fair value pricing service in circumstances where it is believed that they have been or would be materially affected by events occurring after the close of the portfolio security's primary market and before the close of regular trading on the NYSE. This independent fair value pricing service uses a computerized system to appraise affected securities and portfolios taking into consideration various factors and the fair value of such securities may be something other than the last available quotation or other market price. GE Asset Management may also separately monitor portfolio securities and, consistent with the Fund's fair value procedures, apply a different value to a portfolio security than would be applied had it been priced using market quotations or by an independent fair value pricing service.

Determining the fair value of securities involves the application of both subjective and objective considerations. Security values may differ depending on the methodology used to determine their values, and may differ from the last quoted sale or closing price. No assurance can be given that use of these fair value procedures will always better represent the price at which a Fund could sell the affected portfolio security.

Security transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

REPURCHASE AGREEMENTS The Fund may enter into repurchase agreements. The Fund's or a third party custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Fund. The Fund values the underlying collateral daily on a mark-to-market basis to determine that the value,

Notes to Financial Statements                          June 30, 2005 (unaudited)
--------------------------------------------------------------------------------

including accrued interest, is at least equal to 102% of the repurchase price. In the event the seller defaults and the value of the security declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

SECURITY LENDING The Fund may loan securities to brokers, dealers, and financial institutions determined by GEAM to be creditworthy, subject to certain limitations. The Fund continues to receive the interest and dividends on the loaned securities during the term of the loan. The loans of securities are secured by collateral in the form of cash or other liquid assets, which are segregated and maintained with the custodian in an amount at least equal to 102% of the current market value of the loaned securities. During the term of the loan, the Fund will record any gain or loss in the market value of its loaned securities and of securities in which cash collateral is invested. The Fund will also earn interest, net of any rebate, from securities in which cash collateral is invested. In the event the counterparty (borrower) does not meet its contracted obligation to return the securities, the Fund may be exposed to the risk of loss of reacquiring the loaned securities at prevailing market prices using the proceeds of the sale of the collateral.

FOREIGN CURRENCY Accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period. Such fluctuations are included in the net realized or unrealized gain or loss from investments. Net realized gains or losses on foreign currency transactions represent net gains or losses on sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income and withholding taxes accrued and the U.S. dollar amount actually received or paid, and gains or losses between the trade and settlement date on purchases and sales of securities. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases or decreases in unrealized appreciation/depreciation on foreign currency related transactions.

FUTURES CONTRACTS The Fund may invest in interest rate, financial or stock or bond index futures contracts subject to certain limitations. The Fund may invest in futures contracts to manage its exposure to the stock and bond markets and fluctuations in currency values. Buying futures tends to increase the Fund's exposure to the underlying instrument while selling futures tends to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. The Fund will not enter into a transaction involving futures for speculative purposes. The Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the fair value of the underlying security. The Fund records an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Fund recognizes a realized gain or loss on the expiration or closing of a futures contract.

OPTIONS The Fund may purchase and write options, subject to certain limitations. The Fund may invest in options contracts to manage their exposure to the stock and bond markets and fluctuations in foreign currency values. Writing puts and buying calls tend to increase the Fund's exposure to the underlying instrument while buying puts and writing calls tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. The Fund will not enter into a transaction involving options for speculative purposes. The Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and

Notes to Financial Statements                          June 30, 2005 (unaudited)
--------------------------------------------------------------------------------

changes in the liquidity of the secondary market for the contracts. Options are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price.

When the Fund writes an option, the amount of the premium received is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase, as a realized loss. When an option is exercised, the proceeds from the sale of the underlying security or the cost basis of the securities purchased is adjusted by the original premium received or paid.

INVESTMENTS IN FOREIGN MARKETS Investments in foreign markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, tariffs and taxes, subject to delays in settlements, and their prices may be more volatile.

The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based upon net investment income, net realized gains and net unrealized appreciation as income and/or capital gains are earned.

INCOME TAXES The Fund intends to comply with all sections of the Internal Revenue Code applicable to regulated investment companies including the distribution of substantially all of their taxable net investment income and net realized capital gains to their shareholders. Therefore, no provision for federal income tax has been made. The Fund is treated as a separate taxpayer for federal income tax purposes.



At June 30, 2005, information on the tax cost of investments is as follows:

                                                                                                              Net Tax
          Cost of                           Gross Tax                         Gross Tax                     Unrealized
      Investments for                      Unrealized                        Unrealized                    Appreciation
       Tax Purposes                       Appreciation                      Depreciation                  on Investments
---------------------------------------------------------------------------------------------------------------------------
       $219,196,373                       $41,324,983                       $(4,163,772)                   $37,161,212



As of December 31, 2004, the Fund has no capital loss carryover. The capital loss carryover is available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income.

Any net capital and currency losses incurred after October 31, within the Fund's tax year, are deemed to arise on the first day of the Fund's next tax year if the Fund so elects to defer such losses.

The Fund has no losses incurred after October 31, 2004.

The tax composition of distributions paid (other than return of capital distributions for the year) during the year ended December 31, 2004 was as follows:


                            Long-Term
    Ordinary                 Capital
     Income                   Gains                Total
--------------------------------------------------------------------------------
   $2,345,466             $20,714,875          $23,060,341


DISTRIBUTIONS TO SHAREHOLDERS The Fund declares and pays dividends from net investment income annually. The Fund declares and pays net realized capital gains in excess of capital loss carryforwards distributions annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include (but are not limited to) futures, distributions from Real Estate Investment Trusts (REITS), and losses deferred due to wash sale transactions. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or

Notes to Financial Statements                          June 30, 2005 (unaudited)
--------------------------------------------------------------------------------

available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or the net asset value of the Fund. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

INVESTMENT INCOME Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions, which are recorded as soon after ex-dividend date as such information becomes available. Interest income is recorded on the accrual basis. All discounts and premiums on taxable bonds are accreted to call or maturity date, whichever is shorter, using the effective yield method.

EXPENSES Expenses of the Company which are directly identifiable to one of the Funds are allocated to that portfolio. Expenses which are not directly identifiable to one of the Funds are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expenses and relative sizes of the Funds. All expenses of the Fund are paid by GEAM and reimbursed by the Fund.

3.   LINE OF CREDIT

Effective December 15, 2004, and expiring December 14, 2005, the Company shares a revolving credit facility of up to $25 million with a number of its affiliates. The credit facility is with its custodian bank, State Street Bank and Trust Company. The revolving credit facility requires the payment of a commitment fee equal to 0.09% per annum on the daily unused portion of the credit facility, payable quarterly. The portion borne by the Funds generally is borne proportionally based upon net assets. Generally, borrowings under the credit facility would accrue interest at the Federal Funds Rate plus 50 basis points and is borne by each of the borrowing Funds. The maximum amount allowed to be borrowed by any one of the Funds is the lesser of its prospectus limitation, 20% of its net assets, or $25 million. The credit facility was not utilized by the Company during the period ended June 30, 2005.

4.   AMOUNTS PAID TO AFFILIATES

ADVISORY AND ADMINISTRATION FEES GEAM, a registered investment adviser, was retained by the Company's Board of Directors effective May 1, 1997 to act as investment adviser and administrator of the Fund. Compensation of GEAM for investment advisory and administrative services is paid monthly based on the average daily net assets of the Fund at an annualized rate of .65%.

Effective January 1, 2002, GECIS (General Electric Capital International Services) began performing certain accounting and certain administration services previously provided by an unaffiliated service provider. For the period ending June 30, 2005, $2,503 was charged to the Fund. Administrative services not performed by GEAM or GECIS were provided by an unaffiliated service provider.

ADVISORY AND ADMINISTRATIVE AGREEMENT RENEWAL

The Board of Directors, including the independent directors, of the GE Investments Funds, Inc. unanimously approved the continuance of the investment advisory agreement between each Fund and GE Asset Management Incorporated ("GEAM") at a meeting held on December 3, 2004.

In considering whether to approve the investment advisory agreement of the Fund, the Board (including the independent directors) considered and discussed a substantial amount of information and analysis prepared by GEAM at the Board's request. The Board also considered detailed information regarding performance and expenses of other investment companies with similar investment objectives and sizes, which was prepared by an independent third party provider, Lipper Inc. The Board reviewed the fees charged by GEAM for investment products other than mutual funds that employ the same investment strategies as the Fund. Before approving the Funds' advisory agreement, the independent directors reviewed the proposed continuance of the agreement with management of GEAM and with experienced legal counsel who is independent of GEAM and the GE Investments Funds, Inc. That legal counsel prepared a memorandum discussing the legal standards for the consideration of the proposed continuance. The independent directors also discussed the proposed continuance in a private session with their independent legal counsel at which no representative of GEAM was present. In determining to continue the agreement with respect to the Fund, the directors considered all factors they believed relevant, including the factors discussed below.

In their deliberations, the directors did not identify any particular information that was all-important or controlling, and each director attributed different weights to the various factors.

Notes to Financial Statements                          June 30, 2005 (unaudited)
--------------------------------------------------------------------------------

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY THE MANAGER

The Board reviewed the services provided by GEAM and the independent directors concurred that GEAM provides high quality advisory and administrative services because of the level of research, analysis, investment discipline and other services, such as securities trading, provided to the Fund. The independent directors specifically considered the favorable attributes of GEAM, including an investment philosophy oriented toward long-term performance, the processes used for selecting investments, selecting brokers and for compliance activities, and the quality of the investment professionals employed by GEAM. The Board noted that the Fund represents only a small portion of the overall assets managed by GEAM, but the Fund benefits from a full array of services and resources provided by GEAM.

INVESTMENT PERFORMANCE

The Board reviewed detailed performance information for the Fund for various periods, which it also monitors as part of its regular quarterly Board meetings. The Board also reviewed detailed comparisons of the performance of the Fund with relevant securities indexes and various peer groups of mutual funds prepared by Lipper with respect to various periods. GEAM discussed in detail its investment process, focusing on the Fund's investment objective, the number and experience of portfolio management personnel, the investment style and approach employed, the likely market cycles for the investment style, and recent performance in light of GEAM's commitment to long-term satisfactory performance with respect to the Fund's investment objective and investment approach. The Board and the independent directors concluded that the Fund's performance was acceptable over the relevant periods, particularly from a longer-term perspective, which the Board believes is most relevant.

COSTS OF SERVICES PROVIDED AND PROFITABILITY

At the request of the independent directors, GEAM provided information concerning the profitability of GEAM's investment advisory and investment company activities and its financial condition for various past periods. The directors considered the profit margin information for GEAM's investment company business as a whole, as well as GEAM's profitability data for the Fund. The directors reviewed GEAM's assumptions and the methods of cost allocation used by GEAM in preparing the profitability data. GEAM stated its belief that the methods of allocation used were reasonable and consistent across its business.

The directors also examined the fee and expense ratios for the Fund and observed that GEAM's figures were at or below the applicable peer group. The directors noted the additional services provided by GEAM to the Fund compared to other investment products managed by GEAM.

The directors recognized that GEAM should be entitled to earn a reasonable level of profits for the services it provides to the Fund and, based on their review, concluded that they were satisfied that GEAM's level of profitability from its relationship with the Fund was not unreasonable or excessive.

ECONOMIES OF SCALE

The Board considered the extent to which economies of scale would be realized as the Fund grows, and whether fee levels reflect these economies of scale for the benefit of Fund investors. The independent directors did not disagree with GEAM's assertion that the comparatively lower fees it has charged to the Fund since inception means that GEAM is already sharing the low-fee benefits of larger asset sizes compared to having charged higher fees on lower asset levels for the Fund when newer.
The Board recognized the benefits to the Fund of GEAM's past investment in the Funds' operations through those lower fees.

FALL-OUT FINANCIAL BENEFITS

The Board and the independent directors considered other actual and potential financial benefits to GEAM in concluding that the contractual advisory fees are reasonable for the Fund. An example of those benefits would be the soft dollars generated by portfolio transactions by the Fund. The Board noted, however, that the Fund benefits from the vast array of resources available through GEAM and that the Fund represents only a small portion of the overall assets managed by GEAM.

CONCLUSION

The Board and the independent directors separately concluded that the renewal of the advisory agreement was in the best interest of the shareholders of the Fund.

Notes to Financial Statements                          June 30, 2005 (unaudited)
--------------------------------------------------------------------------------

DIRECTORS' COMPENSATION The Fund pays no compensation to their directors who are officers or employees of GEAM or its affiliates. Directors who are not such officers or employees also serve in a similar capacity for other funds advised by GEAM. Compensation paid to unaffiliated directors are reflected on the Statement of Operations. These fees are allocated pro rata across all of the mutual fund platforms and share classes served by the directors, including the Fund, and are based upon the relative net assets of each fund within such platforms. (For additional information about directors compensation please refer to the Statement of Additional Information.)

5.   SUB-ADVISORY FEES

Effective October 1, 2000, GEAM, as Investment Adviser to the Mid-Cap Equity Fund assumed day-to-day portfolio management responsibility from NWQ Investment Management Company, the previous Sub-Advisers to the Mid-Cap Equity Fund.


6.   INVESTMENT TRANSACTIONS

PURCHASES AND SALES OF SECURITIES The cost of purchases and the proceeds from sales of investments, other than short-term securities and options, for the period ended June 30, 2005 were as follows:


       Purchases                                Sales
--------------------------------------------------------------------------------
      $31,623,155                            $45,688,786


SECURITY LENDING At June 30, 2005, the Fund participated in securities lending:


        Loaned
    securities at                               Cash
     market value                            Collateral
--------------------------------------------------------------------------------
      $24,498,830                            $25,107,357

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------

INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS:

The business and affairs of the Company are managed under the direction of the Company's Board of Directors. Information pertaining to the Directors and officers of the Company is set forth below.


INTERESTED DIRECTORS AND EXECUTIVE OFFICERS

--------------------------------------------------------------------------------
MICHAEL J. COSGROVE
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    56

POSITION(S) HELD WITH FUND    Chairman of the Board and President

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 8 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Executive Vice President - Chief Commercial Officer of GEAM (formerly President, GE Asset Management Services division ("GEAMS") of GE Financial Assurance Holdings, Inc., an indirect wholly-owned subsidiary of General Electric Company ("GE")), since February 1997; Vice President, GE Capital Corporation, an indirect wholly-owned subsidiary of GE, since December 1999; Executive Vice President - Sales and Marketing of GEAM, a wholly-owned subsidiary of GE that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, since March 1993; Director of GEAM since 1988.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    49

OTHER DIRECTORSHIPS HELD BY DIRECTOR Chairman of the Board and President of GE Funds since 1993, and GE Institutional Funds and GE LifeStyle Funds since their inception; Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since 1988; Trustee of Fordham University since 2003 and Marymount College from 1994 through 2002.

--------------------------------------------------------------------------------
ALAN M. LEWIS
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    58

POSITION(S) HELD WITH FUND    Director and Executive Vice President

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 5 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS    Executive Vice President,
General Counsel and Secretary of GEAM since 1987

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    49

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee and Executive Vice President of GE Funds, GE Institutional Funds and GE LifeStyle Funds since their inception. Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since 1987.

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
ROBERT HERLIHY
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    38

POSITION(S) HELD WITH FUND    Treasurer

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 3 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Manager of Mutual Fund Operations at GEAM since March 2002; from August 1999 to March 2002, Mr. Herlihy was a manager in the Investment Company Services Group of PricewaterhouseCoopers LLP, New York; from September 1998 to August 1999 a Supervisor in the Investment Company Group at McGladrey & Pullen LLP (Acquired by PricewaterhouseCoopers LLP in August 1999); from June 1996 to September 1998 a Manager of Audit Services at Condon O'Meara McGinty & Donnelly LLP. Treasurer of GE Funds, GE Lifestyle Funds, GE Institutional Funds, Elfun Funds, and GE Savings & Security Funds since June 2002.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR    N/A

--------------------------------------------------------------------------------
MATTHEW J. SIMPSON
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    44

POSITION(S) HELD WITH FUND    Vice President and Secretary

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 8 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Senior Vice President and General Counsel - Marketing and Client Services (formerly Asset Management Services), at GEAM and Senior Vice President and General Counsel of GEAMS since February 1997; from October 1992 to February 1997, Vice President and Associate General Counsel of GEAM; Secretary of GE Funds since 1993 and Vice President since September 2003; Secretary of GE Institutional Funds and GE LifeStyle Funds since their inception and Vice President since September 2003; Assistant Secretary of Elfun Funds and GE Savings & Security Funds since 1998 and Vice President since October 2003.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR    N/A


--------------------------------------------------------------------------------
JEANNE M. LAPORTA
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    39

POSITION(S) HELD WITH FUND    Vice President and Assistant Secretary

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 1 year

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Vice President and Associate General Counsel - Marketing and Client Services (formerly Asset Management Services) at GEAM since May 1997; Vice President and Assistant Secretary of GE Funds, GE Institutional Funds and GE LifeStyle Funds since September 2003; Vice President and Assistant Secretary of Elfun Funds and GE Savings & Security Funds since October 2003.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR    N/A

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------


NON-INTERESTED DIRECTORS
--------------------------------------------------------------------------------
JOHN R. COSTANTINO
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    59

POSITION(S) HELD WITH FUND    Director

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 8 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS    Managing Director, Walden
Partners, Ltd., consultants and investors, since August 1992.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    41

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds since 1993, GE Institutional Funds and GE LifeStyle Funds since their inception; Trustee of Fordham University since 2002 and Marymount College from 2001 through 2002; Neuroscience Research Institute since 1986; Diocesan Finance Counsel of the Dioceses of Brooklyn & Queens since 2001; Gregorian University Foundation since 1994.

--------------------------------------------------------------------------------
WILLIAM J. LUCAS
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    57

POSITION(S) HELD WITH FUND    Director

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 8 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Vice President and Treasurer of Fairfield University since 1983.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    41

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds since 1993, and GE Institutional Funds and GE LifeStyle Funds since their inception.

--------------------------------------------------------------------------------
ROBERT P. QUINN
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    69

POSITION(S) HELD WITH FUND    Director

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 8 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS    Retired since 1983 from
Salomon Brothers Inc.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    41

OTHER DIRECTORSHIPS HELD BY DIRECTOR GP Financial Corp, holding company; The Greenpoint Savings Bank, a financial institution. Trustee of GE Funds since 1993, and GE Institutional Funds and GE LifeStyle Funds since their inception.

--------------------------------------------------------------------------------
PROXY VOTING POLICIES AND PROCEDURES
You may request without charge a description of the Trust's policies and procedures for voting proxies related to the Funds' portfolio securities by calling 1-800-242-0134. You may also view a description of those policies and procedures on the Funds' website at http://www.gefunds.com or on the SEC's website at http://www.sec.gov.

Investment Team
--------------------------------------------------------------------------------


INVESTMENT ADVISER AND ADMINISTRATOR
GE Asset Management Incorporated

BOARD OF DIRECTORS
Michael J.Cosgrove, CHAIRMAN
John R. Costantino
Alan M. Lewis
William J. Lucas
Robert P. Quinn

SECRETARY
Matthew J. Simpson

TREASURER
Robert Herlihy

ASSISTANT TREASURER
Christopher M. Isaacs

DISTRIBUTOR
GE Investment Distributors, Inc.
Member NASD and SIPC

COUNSEL
Sutherland, Asbill & Brennan, LLP

CUSTODIAN
State Street Bank & Trust Company

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP

OFFICERS OF THE INVESTMENT ADVISER
John H. Myers, CHIEF EXECUTIVE OFFICER
David B. Carlson, EVP, DOMESTIC EQUITIES
Michael J. Cosgrove, EVP, CHIEF COMMERCIAL OFFICER
Kathryn Karlic, EVP, FIXED INCOME
Ralph R. Layman, EVP, INTERNATIONAL EQUITIES
Alan M. Lewis, EVP, GENERAL COUNSEL AND SECRETARY
Robert A. MacDougall, EVP, FIXED INCOME
Don W. Torey, EVP, ALTERNATIVE INVESTMENTS AND REAL ESTATE
John J. Walker, EVP, CHIEF FINANCIAL OFFICER

                      [This page intentionally left blank.]

GE Investments Funds, Inc.
Small-Cap Value Equity Fund



Semi-Annual Report




JUNE 30, 2005




[GE Logo omitted]

GE Investments Funds, Inc.
Small-Cap Value Equity Fund                                             Contents
--------------------------------------------------------------------------------

MANAGER REVIEW AND SCHEDULE OF INVESTMENTS ...........................      1

NOTES TO PERFORMANCE .................................................      7

NOTES TO SCHEDULE OF INVESTMENTS .....................................      7

FINANCIAL STATEMENTS

     Financial Highlights ............................................      8

     Statement of Assets and Liabilities .............................      9

     Statement of Operations .........................................     10

     Statements of Changes in Net Assets .............................     11

     Notes to Financial Statements ...................................     12

ADDITIONAL INFORMATION ...............................................     17

INVESTMENT TEAM ......................................................     20


This report is prepared for Policyholders of certain variable contracts and may be distributed to others only if preceded or accompanied by the variable contract's current prospectus and the current prospectus of the Funds available for investments thereunder.

Small-Cap Value Equity Fund                                                  Q&A
--------------------------------------------------------------------------------

PALISADE CAPITAL MANAGEMENT, L.L.C. ("PALISADE") HAS A HISTORY OF MANAGING SMALL-CAP EQUITY PORTFOLIOS AND FOR SEVERAL YEARS HAS PROVIDED PENSION FUND SERVICES TO GE. PALISADE TRANSLATES ITS EXPERIENCE FROM VARIOUS INSTITUTIONAL AND PRIVATE ACCOUNTS TO MUTUAL FUND PORTFOLIOS IT SUB-ADVISES FOR GE ASSET MANAGEMENT. PALISADE HAS MANAGED THE SMALL-CAP VALUE EQUITY FUND SINCE ITS INCEPTION.

SMALL-CAP VALUE EQUITY FUND IS MANAGED BY JACK FEILER, JEFFREY SCHWARTZ AND DENNISON VERU, MEMBERS OF PALISADE'S INVESTMENT POLICY COMMITTEE.

JACK FEILER, PRESIDENT AND CHIEF INVESTMENT OFFICER, HAS DAY-TO-DAY RESPONSIBILITY FOR MANAGING THE SMALL-CAP VALUE EQUITY FUND. MR. FEILER HAS MORE THAN 33 YEARS OF INVESTMENT EXPERIENCE AND HAS SERVED AS THE PRINCIPAL SMALL-CAP PORTFOLIO MANAGER AT PALISADE SINCE THE COMMENCEMENT OF PALISADE'S OPERATIONS IN APRIL 1995. HE HAS SERVED AS A PORTFOLIO MANAGER OF THE SMALL-CAP VALUE EQUITY FUND SINCE ITS INCEPTION. PRIOR TO JOINING PALISADE, MR. FEILER WAS A SENIOR VICE PRESIDENT-INVESTMENTS AT SMITH BARNEY FROM 1990 TO 1995.

JEFFREY SCHWARTZ, SENIOR PORTFOLIO MANAGER, JOINED PALISADE IN OCTOBER 2004. PRIOR TO JOINING PALISADE, MR. SCHWARTZ WAS VICE PRESIDENT AND SENIOR PORTFOLIO MANAGER OF SAFECO ASSET MANAGEMENT FROM SEPTEMBER 2003 TO SEPTEMBER 2004. FROM JUNE 2001 TO AUGUST 2003, MR. SCHWARTZ FOUNDED NANTUCKET INVESTMENT RESEARCH IN FARMINGTON HILLS, MI, CONDUCTED INDEPENDENT INVESTMENT RESEARCH AND WAS A PRIVATE INVESTOR. FROM JUNE 1992 UNTIL MAY 2001, MR. SCHWARTZ WAS AT MUNDER CAPITAL MANAGEMENT, MOST RECENTLY AS A SENIOR PORTFOLIO MANAGER AND PRINCIPAL.

DENNISON T. ("DAN") VERU IS AN EXECUTIVE VICE-PRESIDENT AND CO-INVESTMENT OFFICER OF PALISADE. SINCE JOINING PALISADE IN MARCH 2000, MR. VERU HAS BEEN A MEMBER OF THE INVESTMENT POLICY COMMITTEE. MR. VERU BECAME A PRINCIPAL OF PALISADE IN JULY 2004.



Q. HOW DID THE SMALL-CAP VALUE EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2005?

A. For the six months ended June 30, 2005, the Small-Cap Value Fund returned 3.89%. The Russell 2000 Index, the Fund's benchmark, returned (1.26)% and the Fund's Lipper peer group 114 Small-Cap Core Funds returned an average of (0.71)% for the same period.

Q.  WHAT MARKET CONDITIONS IMPACTED FUND PERFORMANCE?

A. Inflation fears and interest-rate worries sent stocks sharply lower in the first quarter. Equity markets moved higher in the second quarter, and are now essentially flat for the year. The rally was fairly broad-based with almost all sectors participating.
    We saw low-to-moderate inflation levels and more moderate growth in corporate profits and earnings. Estimates of profit gains in the broad market have slowed over last year's pace. We anticipated this and positioned the Fund for more consistent earnings growth. Consistency of earnings has mattered this year, as low-priced stocks (under $5), non-earnings stocks, and the lowest Return-on-Equity quintile are all trailing behind.

Q. WHAT INVESTMENT STRATEGIES AND TECHNIQUES IMPLEMENTED BY THE FUND IMPACTED PERFORMANCE?

A. Strong stock selection combined with disciplined buying and selling is imperative to Fund performance. We sought high-quality companies that can finance internal growth to grow earnings. The valuation metrics on which we focused included predictable earnings, recurring revenues, high return on equity, high return on invested capital, and the generation of significant free cash flow.

Q. WHICH PARTICULAR STOCKS/SECTORS SIGNIFICANTLY CONTRIBUTED TO THE FUND'S PERFORMANCE?

A. The sectors that contributed significantly to the Fund's performance include: Information Technology (+343 basis points (bps)), Consumer Discretionary (+122 bps), Healthcare (+116 bps), and Industrials (+107 bps). We have found many compelling and

Small-Cap Value Equity Fund                                                  Q&A
--------------------------------------------------------------------------------

    reasonably valued stocks in the Healthcare and Industrials sectors. We redistributed the Fund's Information Technology holdings to include more software and productivity-enhancement stocks, as we believe these investments offer better value in the Information Technology sector.

Q.  WHY DID THE FUND OUTPERFORM ITS BENCHMARK FOR THE PAST SIX MONTHS?

A. The Fund outperformed its benchmark primarily due to strong stock selection. For the six-month period, holdings in the Information Technology, Consumer Discretionary, Healthcare, and Industrials sectors provided strong results and were the primary contributors to return. The market has rewarded companies with strong financial standing and attractive risk-reward profiles.

Q.  DID THE WEIGHTINGS OF THE FUND CHANGE? WHY?

A. The most significant changes in sector allocation include reductions in the Financials sector and increases in the Healthcare and Energy sectors. Investors' fears of inflation increased selling pressure on the Financials sector. We realigned the Fund's holdings in very select stocks within these sectors. Our selection screens indicated attractive profiles of many companies within the Healthcare and Energy sectors.

Q.  WHICH STOCKS/SECTORS HAVE PERFORMED WELL? WHICH HAVE NOT PERFORMED WELL?

A. Among the top contributors to return over the last six months were: Itron Inc. (+101 bps), Standard Pacific Corp (+85 bps), Computer Programs & Systems (+75 bps), Centene Corp. (+69 bps), and DRS Technologies (+58 bps). The common theme remains: profitability, free cash flow and good valuations. Among the detractors were W Holdings (-65 bps), Commercial Metals (-46 bps), Cooper Companies (-45 bps), and KV Pharmaceuticals (-42 bps), although all continue to have strong fundamentals. The Fund's holdings in Santarus (-34 bps) were sold due to disappointing earnings, and the assets redeployed among stocks with stronger, near-term catalysts.

Q.  WHICH INVESTMENTS STAND OUT IN TERMS OF OVER PERFORMANCE IMPACT?

A. Holdings in the Energy, Information Technology, Consumer Discretionary, Industrials, and Healthcare sectors have provided the strongest near-term returns. Comprehensive analysis and stock selection continued to make the difference in stock performance.

Small-Cap Value Equity Fund
--------------------------------------------------------------------------------
                                              Understanding Your Fund's Expenses


As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended June 30, 2005.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses Paid During Period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.



JANUARY 1, 2005 - JUNE 30, 2005
---------------------------------------------------------------------------------------------------------------------------
                                     ACCOUNT VALUE AT                   ACCOUNT VALUE                     EXPENSES
                                     THE BEGINNING OF                   AT THE END OF                    PAID DURING
                                      THE PERIOD ($)                    THE PERIOD ($)                 THE PERIOD ($)*
---------------------------------------------------------------------------------------------------------------------------
Actual Fund Return**                     1,000.00                         1,038.91                           4.32
---------------------------------------------------------------------------------------------------------------------------
Hypothetical 5% Return
   (2.5% for the period)                 1,000.00                         1,020.26                           4.37
---------------------------------------------------------------------------------------------------------------------------

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.87% (FROM PERIOD JANUARY 1, 2005 - JUNE 30, 2005), MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 181/365 (TO REFLECT THE SIX-MONTH PERIOD).
**  ACTUAL FUND RETURN FOR SIX-MONTH PERIOD ENDED JUNE 30, 2005 WAS 3.89%.

Small-Cap Value Equity Fund                                          (unaudited)
--------------------------------------------------------------------------------

CHANGE IN VALUE
OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

[Line chart omitted -- plot points are as follows:]


                    Small-Cap Value Equity Fund   Russell 2000 Index
--------------------------------------------------------------------------------
04/28/00                    10,000                     10,000
06/01/00                     9,890                     10,241
12/01/00                    11,326                      9,650
06/01/01                    12,029                     10,312
12/01/01                    12,455                      9,896
06/01/02                    12,466                      9,433
12/01/02                    10,730                      7,876
06/01/03                    11,116                      9,288
12/01/03                    13,317                     11,601
06/01/04                    14,247                     12,385
12/01/04                    15,334                     13,728
06/01/05                    15,931                     13,555


--------------------------------------------------------------------------------
    Small-Cap Value Equity Fund (ending value $15,931)
    Russell 2000 Index (ending value $13,555)
--------------------------------------------------------------------------------



AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED JUNE 30, 2005
---------------------------------------------------------------------------------------------------------------------------
                                                         SIX                  ONE                FIVE             SINCE
                                                       MONTHS                 YEAR               YEAR           INCEPTION
---------------------------------------------------------------------------------------------------------------------------
Small-Cap Value Equity Fund                             3.89%               11.82%              10.00%             9.42%
---------------------------------------------------------------------------------------------------------------------------
Russell 2000 Index                                     -1.26%                9.44%               5.77%             6.06%
---------------------------------------------------------------------------------------------------------------------------
Lipper peer group average*                             -0.71%               10.47%               6.50%              N/A
---------------------------------------------------------------------------------------------------------------------------
Inception date                                        4/28/00
---------------------------------------------------------------------------------------------------------------------------


INVESTMENT PROFILE

A fund designed for investors who seek long-term growth of capital by investing at least 80% of its net assets in equity securities of small-cap companies under normal market conditions. The Fund invests primarily in small-cap companies that the portfolio managers believe are undervalued by the market but have solid growth prospects.



TOP TEN LARGEST HOLDINGS
AS OF JUNE 30, 2005
as a % of Market Value
---------------------------------------------------------------
 Centene Corp.                                           3.17%
---------------------------------------------------------------
 DRS Technologies, Inc.                                  2.30%
---------------------------------------------------------------
 The Cooper Companies, Inc.                              2.09%
---------------------------------------------------------------
 Genesee & Wyoming Inc. (Class A)                        2.09%
---------------------------------------------------------------
 Standard-Pacific Corp.                                  1.87%
---------------------------------------------------------------
 Oshkosh Truck Corp.                                     1.87%
---------------------------------------------------------------
 Manitowoc Co.                                           1.77%
---------------------------------------------------------------
 Federal Realty Investment Trust                         1.71%
---------------------------------------------------------------
 Parametric Technology Corp.                             1.63%
---------------------------------------------------------------
 Computer Programs and Systems, Inc.                     1.60%
---------------------------------------------------------------


PORTFOLIO COMPOSITION
AS OF JUNE 30, 2005
as a % of Market Value
--------------------------------------------------------------------------------
Market Value of $137,638 (in thousands)

[Pie chart omitted -- plot points are as follows:]

Short-Term Investments                        15.8%
Financial Services                            15.5%
Technology                                    14.3%
Consumer Discretionary                        12.4%
Healthcare                                    11.8%
Producer Durables                              9.3%
Real Estate Investment Trusts                  5.0%
Energy                                         4.9%
Materials & Processing                         4.9%
Autos & Transportation                         4.2%
Consumer Staples                               1.4%
Utilities                                      0.5%


* LIPPER PERFORMANCE COMPARISONS ARE BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE SIX-MONTH, ONE-YEAR, AND FIVE-YEAR PERIODS INDICATED IN THE SMALL-CAP CORE PEER GROUP CONSISTING OF 114, 114, AND 57 UNDERLYING ANNUITY FUNDS, RESPECTIVELY.

    SEE NOTES TO PERFORMANCE ON PAGE 7 FOR FURTHER INFORMATION, INCLUDING AN EXPLANATION OF LIPPER PEER CATEGORIES.

    PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES.

SMALL-CAP VALUE EQUITY FUND

Schedule of Investments                                June 30, 2005 (unaudited)
--------------------------------------------------------------------------------
                           SMALL-CAP VALUE EQUITY FUND
--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 96.4%
--------------------------------------------------------------------------------

AUTOS & TRANSPORTATION -- 4.9%

Genesee & Wyoming Inc. (Class A)     105,500  $  2,870,655(a)
Oshkosh Truck Corp.                   32,800     2,567,584
RailAmerica, Inc.                     35,500       422,450(a)
                                                 5,860,689

CONSUMER DISCRETIONARY -- 14.3%

ADESA, Inc.                           86,100     1,874,397
American Eagle Outfitters             63,100     1,934,015
Arbitron, Inc.                        20,900       896,610
Brinker International, Inc.           18,900       756,945(a)
Finish Line (Class A)                 83,600     1,581,712
Linens 'n Things, Inc.                45,200     1,069,432(a)
Marvel Enterprises, Inc.              58,100     1,145,732(a,d)
Meritage Homes Corp.                  16,500     1,311,750(a)
School Specialty Inc.                 17,400       809,100(a,d)
TeleTech Holdings Inc.               125,400     1,022,010(a,d)
The Talbots, Inc.                     37,000     1,201,390(d)
The Warnaco Group, Inc.               30,400       706,800(a,d)
Timberland Co. (Class A)              49,600     1,920,512(a)
Triarc Companies, Inc. (Class B)      62,700       931,722(d)
                                                17,162,127

CONSUMER STAPLES -- 1.6%

Gold Kist Inc.                        16,600       358,228(a,d)
Smithfield Foods, Inc.                58,200     1,587,114(a)
                                                 1,945,342

ENERGY -- 5.6%

Chesapeake Energy Corp.               74,100     1,689,480
Hydril Company LP                     20,700     1,125,045(a)
Oil States International, Inc.        85,500     2,152,035(a)
St. Mary Land & Exploration Co.       62,900     1,822,842
                                                 6,789,402

FINANCIALS -- 17.7%

Cullen/Frost Bankers, Inc.            27,700     1,319,905
Digital Insight Corp.                 54,200     1,296,464(a)
HCC Insurance Holdings, Inc.          46,600     1,764,742
Hilb Rogal & Hobbs Co.                45,800     1,575,520(d)
Interactive Data Corp.                80,300     1,668,634
Jones Lang LaSalle Inc.               24,700     1,092,481(a)
MoneyGram International, Inc.        102,200     1,954,064
NCO Group, Inc.                       11,800       255,234(a)


--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------
Platinum Underwriters
   Holdings Ltd.                      24,500  $    779,590
Raymond James Financial, Inc.         53,150     1,501,488
Sandy Spring Bancorp, Inc.            21,700       760,151(d)
Sky Financial Group, Inc.             40,100     1,130,018(d)
Sterling Bancorp                      32,060       684,481(d)
The BISYS Group, Inc.                 58,900       879,966(a)
W Holding Company, Inc.              136,782     1,397,912(d)
Webster Financial Corp.               36,200     1,690,178
Westamerica Bancorp                   29,200     1,542,052(d)
                                                21,292,880

HEALTHCARE -- 13.5%

Centene Corp.                        129,800     4,358,684(a)
Computer Programs and
   Systems, Inc.                      59,000     2,198,930(d)
Immunicon Corp.                       65,000       329,550(a,d)
KV Pharmaceutical Co. (Class A)       68,500     1,147,375(a,d)
LifePoint Hospitals, Inc.             26,900     1,358,988(a)
Medical Action Industries Inc.        37,700       672,945(a)
Noven Pharmaceuticals Inc.           106,200     1,856,376(a,d)
The Cooper Companies, Inc.            47,200     2,872,592
Thoratec Corp.                        91,100     1,397,474(a,d)
                                                16,192,914

MATERIALS & PROCESSING -- 5.6%

Comfort Systems USA, Inc.             60,800       400,064(a)
Commercial Metals co.                 59,800     1,424,436
Harsco Corp.                          32,200     1,756,510
Mueller Industries, Inc.              42,200     1,143,620
Packaging Corp. of America            57,200     1,204,060
Quanta Services, Inc.                 84,900       747,120(a,d)
                                                 6,675,810

PRODUCER DURABLES -- 10.6%

Itron, Inc.                           25,400     1,134,872(a,d)
Manitowoc Co.                         59,400     2,436,588(d)
Mine Safety Appliances Co.            28,700     1,325,940
Photon Dynamics, Inc.                 39,500       814,095(a,d)
Rudolph Technologies, Inc.            60,900       872,697(a,d)
Semitool, Inc.                        25,500       243,270(a,d)
Standard-Pacific Corp.                29,200     2,568,140
Teledyne Technologies Inc.            49,500     1,612,710(a)
Woodward Governor Co.                 20,700     1,739,421(d)
                                                12,747,733

REAL ESTATE INVESTMENT TRUSTS -- 5.7%

BioMed Realty Trust Inc.              75,400     1,798,290
Federal Realty Investment Trust       39,900     2,354,100
Omega Healthcare Investors Inc.      102,000     1,311,720
Sizeler Property Investors            55,800       736,560
The Mills Corp.                       11,300       686,927
                                                 6,887,597



See Notes to Schedule of Investments on page 7 and Notes to Financial
Statements.

SMALL-CAP VALUE EQUITY FUND
Schedule of Investments                                June 30, 2005 (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------

TECHNOLOGY -- 16.4%

CSG Systems International             53,700  $  1,019,226(a)
DRS Technologies, Inc.                61,700     3,163,976
EDO Corp.                             27,000       807,570
Intergraph Corp.                      62,200     2,143,412(a,d)
Intermagnetics General Corp.          69,200     2,128,592(a,d)
Manhattan Associates, Inc.            40,900       785,689(a,d)
Micros Systems, Inc.                  47,900     2,143,525(a)
Mobility Electronics, Inc.           112,400     1,028,460(a,d)
Parametric Technology Corp.          351,900     2,245,122(a)
Plantronics Inc.                      12,700       461,772
Varian, Inc.                          49,000     1,851,710(a)
Websense, Inc.                        40,600     1,950,830(a)
                                                19,729,884

UTILITIES -- 0.5%

IDACORP, Inc.                         20,700       634,041(d)

TOTAL INVESTMENTS IN SECURITIES
   (COST $96,832,256)                          115,918,419



--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 18.1%
--------------------------------------------------------------------------------


SHORT-TERM INVESTMENTS -- 3.4%

GEI Short Term Investment Fund
   3.20%                           4,112,754     4,112,754(b,e)

SHORT-TERM SECURITIES PURCHASED WITH
COLLATERAL FROM SECURITIES ON LOAN -- 14.7%

State Street Navigator Security
   Lending Prime Portfolio
   3.31%                          17,606,392    17,606,392(b,c)

TOTAL SHORT-TERM INVESTMENTS
   (COST $21,719,146)                           21,719,146


--------------------------------------------------------------------------------
                                                     VALUE
--------------------------------------------------------------------------------

TOTAL INVESTMENTS
   (COST $118,551,402)                        $137,637,565


LIABILITIES IN EXCESS OF OTHER
   ASSETS-- (14.5)%                            (17,461,818)
                                              ------------


NET ASSETS-- 100.0%                           $120,175,747
                                              ============

--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------

The GEI Small-Cap Value Equity had the following written option contracts open at June 30, 2005:


                        EXPIRATION DATE/     NUMBER OF
CALL OPTIONS             STRIKE PRICE        CONTRACTS          VALUE
--------------------------------------------------------------------------------
Micro Systems Inc.
   (Written Option
   Premium $87,099)    July 2005/ 45.00         479           $(45,505)

Drs Technologies Inc.
   (Written Option
   Premium $17,719)     Sept 2005/50.00          81            (26,730)
                                                              --------
                                                              $(72,235)
                                                              ========


See Notes to Schedule of Investments on page 7 and Notes to Financial
Statements.

Notes to Performance                                   June 30, 2005 (unaudited)
--------------------------------------------------------------------------------

Total returns take into account changes in share price and assume reinvestment of dividends and capital gains distributions, if any. Investment returns and net asset value on an investment will fluctuate and you may have a gain or loss when you sell your shares. Periods less than one year are not annualized.

Current performance may be lower or higher than that shown. You may call toll-free (800) 242-0134 for performance information as of the most recent month end.

Certain fees and Fund expenses have been waived and/or borne by the Fund's prior investment advisers. Had these fees and expenses not been waived, the returns (and/or yields) would have been lower.

Shares of the Fund are neither insured nor guaranteed by the U.S. Government, and their prices will fluctuate with market conditions.

The Russell 2000 Index (Russell 2000) is an unmanaged index and do not reflect the actual cost of investing in the instruments that comprise the index.

The Russell 2000 Index is a market capitalization-weighted index consisting of approximately 2,000 of the smallest U.S.-domiciled publicly traded common stocks that are included in the Russell 3000(R) Index. The Russell 3000 Index is comprised of the 3,000 largest U.S. domiciled companies. The results shown for the foregoing index assume the reinvestment of net dividends or interest.

The peer universe of the underlying annuity funds used in our peer ranking calculation is based on the blend of Lipper peer categories, as shown. Lipper is an independent mutual fund rating service. A Fund's performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to the Fund's. Such comparisons or rankings are made on the basis of several factors, including the Fund's objectives and policies, management style and strategy, and portfolio composition, and may change over time if any of those factors change. Lipper is an independent mutual fund rating service.




Notes to Schedule of Investments
--------------------------------------------------------------------------------

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities cited may not represent current or future holdings and should not be considered as a recommendation to purchase or sell a particular security. See the prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.

(a) Non-income producing security.
(b) Coupon amount represents effective yield.
(c) State Street Corp. is the parent company of State Street Bank & Trust Co., the Fund's custodian and accounting agent.
(d) All or a portion of the security is out on loan.
(e) GEAM, the investment adviser of the Fund, also serves as investment adviser of the Trust.
+   Percentages are based on net assets as of June 30, 2005.

Financial Highlights
Selected data based on a share outstanding throughout the periods indicated
--------------------------------------------------------------------------------


SMALL-CAP VALUE EQUITY FUND
                                                       6/30/05+    12/31/04      12/31/03     12/31/02     12/31/01      12/31/00(B)
------------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                              --          --            --           --           --        4/28/00
Net asset value, beginning of period ...............    $13.62      $12.74        $10.27       $12.01       $11.27        $10.00
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income ...........................      0.01        0.08          0.02         0.03         0.04          0.05
   Net realized and unrealized
      gains/(losses) on investments ................      0.52        1.85          2.46        (1.69)        1.08          1.27
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME/(LOSS) FROM INVESTMENT OPERATIONS .....      0.53        1.93          2.48        (1.66)        1.12          1.32
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income ...........................        --        0.07          0.01         0.02         0.04          0.04
   Net realized gains ..............................        --        0.98            --         0.05         0.34            --
   Return of capital ...............................        --          --            --         0.01           --          0.01
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ................................        --        1.05          0.01         0.08         0.38          0.05
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD .....................    $14.15      $13.62        $12.74       $10.27       $12.01        $11.27
====================================================================================================================================

TOTAL RETURN (A) ...................................     3.89%       15.15%        24.11%    (13.86)%        9.97%        13.26%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands) ........  $120,176    $117,158       $86,330      $52,359      $32,787       $11,393
   Ratios to average net assets:
      Net investment income* .......................     0.21%       0.67%         0.17%        0.34%        0.56%         0.76%
      Expenses* ....................................     0.87%       0.88%         0.86%        0.84%        0.91%         0.99%
   Portfolio turnover rate .........................       22%        101%          119%         108%         130%          111%




NOTES TO FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(a) Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains. Had the adviser not absorbed a portion of expenses, total returns would have been lower. Periods less than one year are not annualized.
(b) Information is for the period April 28, 2000, commencement of investment operations, through December 31, 2000.
*   Annualized for periods less than one year.
+   Unaudited


See Notes to Financial Statements.


Statement of Assets
and Liabilities JUNE 30, 2005 (UNAUDITED)
-------------------------------------------------------------------------------------
                                                                           SMALL-CAP
                                                                         VALUE EQUITY
                                                                             FUND
-------------------------------------------------------------------------------------
ASSETS
   Investments in securities, at market * (cost $96,832,256) ....        $115,918,419
   Short-term Investments (at amortized cost) ...................          17,606,392
   Short-term affiliated investments (at amortized cost) ........           4,112,754
   Income receivables ...........................................             169,275
   Receivable for fund shares sold ..............................             132,301
-------------------------------------------------------------------------------------
       TOTAL ASSETS .............................................         137,939,141
-------------------------------------------------------------------------------------
LIABILITIES
   Payable upon return of securities loaned .....................          17,606,392
   Payable to GEAM ..............................................              84,767
   Options written at market (premium received $104,818) ........              72,235
-------------------------------------------------------------------------------------
       TOTAL LIABILITIES ........................................          17,763,394
-------------------------------------------------------------------------------------
NET ASSETS ......................................................        $120,175,747
=====================================================================================
NET ASSETS CONSIST OF:
   Capital paid in ..............................................          98,562,223
   Undistributed net investment income ..........................             150,516
   Accumulated net realized gain ................................           2,344,262
   Net unrealized appreciation on:
       Investments ..............................................          19,086,163
       Written options ..........................................              32,583
-------------------------------------------------------------------------------------
NET ASSETS ......................................................        $120,175,747
=====================================================================================
Shares outstanding ($0.01 par value; unlimited shares authorized)           8,494,034
Net asset value per share .......................................        $      14.15


* Includes $17,135,929 of securities on loan.


See Notes to Financial Statements.

Statement of Operations
FOR THE SIX MONTHS ENDED JUNE 30, 2005 (UNAUDITED)
-------------------------------------------------------------------------------
                                                                     SMALL-CAP
                                                                   VALUE EQUITY
                                                                       FUND
-------------------------------------------------------------------------------
INVESTMENT INCOME
    INCOME:
      Dividend .............................................        $   576,691
      Interest* ............................................              8,233
      Interest from affliated investments ..................             35,576
      Less: Foreign taxes withheld .........................             (1,030)
-------------------------------------------------------------------------------
    TOTAL INCOME ...........................................            619,470
-------------------------------------------------------------------------------
    EXPENSES:
      Advisory and administrative fees .....................            458,950
      Custody and accounting expenses ......................             19,867
      Professional fees ....................................              9,528
      Transfer agent .......................................                 83
      Trustee's fees .......................................              1,716
      Registration expenses ................................                378
      Other expenses .......................................              7,930
-------------------------------------------------------------------------------
    TOTAL EXPENSES .........................................            498,452
-------------------------------------------------------------------------------
    NET INVESTMENT INCOME ..................................            121,018
===============================================================================
NET REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS
      REALIZED GAIN ON:
         Investments .......................................          2,019,362
         Written options ...................................            139,339
      Increase in unrealized appreciation/(depreciation) on:
         Investments .......................................          1,936,363
         Written options ...................................             73,678
-------------------------------------------------------------------------------
      Net realized and unrealized gain on investments ......          4,168,742
-------------------------------------------------------------------------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...        $ 4,289,760
===============================================================================


* Income attributable to security lending activity, net of rebate expenses, was $8,233.


See Notes to Financial Statements.


Statements of
Changes in Net Assets
----------------------------------------------------------------------------------------------------------------------------
                                                                                                      SMALL-CAP
                                                                                                    VALUE EQUITY
                                                                                                         FUND
----------------------------------------------------------------------------------------------------------------------------
                                                                                        SIX MONTHS ENDED         YEAR ENDED
                                                                                          JUNE 30, 2005         DECEMBER 31,
                                                                                           (UNAUDITED)              2004
----------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investments income (loss) ..............................................        $     121,018         $     578,820
     Net realized gain on investments, futures, written options, foreign currency
       transactions and swaps ...................................................            2,158,701            10,226,228
     Net increase in unrealized appreciation/(depreciation)
       on investments, futures, written options, foreign currency translation ...            2,010,041             3,230,752
----------------------------------------------------------------------------------------------------------------------------
     Net increase from operations ...............................................            4,289,760            14,035,800
----------------------------------------------------------------------------------------------------------------------------
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income ......................................................                   --              (568,969)
     Net realized gains .........................................................                   --            (7,815,312)
----------------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS ..........................................................                   --            (8,384,281)
----------------------------------------------------------------------------------------------------------------------------
   Increase in net assets from operations and distributions .....................            4,289,760             5,651,519
----------------------------------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
     Proceeds from sale of shares ...............................................            9,272,400            36,966,138
     Value of distributions reinvested ..........................................                   --             8,384,229
     Cost of shares redeemed ....................................................          (10,544,697)          (20,173,962)
----------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from share  transactions ...........................           (1,272,297)           25,176,405
----------------------------------------------------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS ......................................            3,017,463            30,827,924

NET ASSETS
   Beginning of period ..........................................................          117,158,284            86,330,360
----------------------------------------------------------------------------------------------------------------------------
    End of period ...............................................................        $ 120,175,747         $ 117,158,284
============================================================================================================================
UNDISTRIBUTED NET INVESTMENT INCOME, END OF PERIOD ..............................        $     150,516         $      29,498
----------------------------------------------------------------------------------------------------------------------------

CHANGES IN PORTFOLIO SHARES
     Shares sold ................................................................              685,684             2,753,656
     Issued for distributions reinvested ........................................                   --               613,780
     Shares redeemed ............................................................             (791,373)           (1,546,267)
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ..........................................             (105,689)            1,821,169
============================================================================================================================


See Notes to Financial Statements.

Notes to Financial Statements                          June 30, 2005 (unaudited)
--------------------------------------------------------------------------------

1.   ORGANIZATION OF THE COMPANY

GE Investments Funds, Inc. (the "Company") was incorporated under the laws of the Commonwealth of Virginia on May 14, 1984 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Company is comprised of fourteen investment portfolios (collectively the "Funds"), although only the following twelve are currently being offered: U.S. Equity Fund, S&P 500 Index Fund, Premier Growth Equity Fund, Value Equity Fund, Mid-Cap Equity Fund, Small-Cap Value Equity Fund (the "Fund"), International Equity Fund, Total Return Fund, Global Income Fund, Income Fund, Money Market Fund and Real Estate Securities Fund.

Shares of the Company are offered only to insurance company separate accounts that fund certain variable life insurance contracts and variable annuity contracts. These insurance companies may include insurance companies affiliated with GE Asset Management Incorporated ("GEAM"), the investment adviser and administrator of each of the Funds.

As of June 30, 2005, GE Life and Annuity Assurance Company ("GE Life") and General Electric Capital Assurance Company, each an affiliated insurance company, controlled the Funds by ownership, through separate accounts, of virtually all of the Funds' shares of beneficial interest.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions at the date of the financial statements. Actual results may differ from those estimates.

The following summarizes the significant accounting policies of the Company:

SECURITY VALUATION AND TRANSACTIONS for which exchange quotations are readily available are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price. Securities listed on the NASDAQ will be valued at the NASDAQ's official close price. Certain fixed income securities are valued by a dealer or by a pricing service based upon a matrix system, which considers market transactions as well as dealer supplied valuations. Short-term investments maturing within sixty days are valued at amortized cost. If quotations are not readily available for a portfolio security, or if it is believed that a quotation or other market price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Fund's Board of Directors that are designed to establish its "fair value". These procedures require that the fair value of a security be established by the valuation committee. The fair value committee follows different protocols for different types of investments and circumstances.

Foreign securities may be valued with the assistance of an independent fair value pricing service in circumstances where it is believed that they have been or would be materially affected by events occurring after the close of the portfolio security's primary market and before the close of regular trading on the NYSE. This independent fair value pricing service uses a computerized system to appraise affected securities and portfolios taking into consideration various factors and the fair value of such securities may be something other than the last available quotation or other market price. GE Asset Management may also separately monitor portfolio securities and, consistent with the Fund's fair value procedures, apply a different value to a portfolio security than would be applied had it been priced using market quotations or by an independent fair value pricing service.

Determining the fair value of securities involves the application of both subjective and objective considerations. Security values may differ depending on the methodology used to determine their values, and may differ from the last quoted sale or closing price. No assurance can be given that use of these fair value procedures will always better represent the price at which a Fund could sell the affected portfolio security.

Security transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

REPURCHASE AGREEMENTS The Fund may enter into repurchase agreements. The Fund's or a third party custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Fund. The Fund values the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to 102% of the repurchase price. In the event the seller defaults and the value of the security declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

Notes to Financial Statements                          June 30, 2005 (unaudited)
--------------------------------------------------------------------------------

SECURITY LENDING The Fund may loan securities to brokers, dealers, and financial institutions determined by GEAM to be creditworthy, subject to certain limitations. The Fund continues to receive the interest and dividends on the loaned securities during the term of the loan. The loans of securities are secured by collateral in the form of cash or other liquid assets, which are segregated and maintained with the custodian in an amount at least equal to 102% of the current market value of the loaned securities. During the term of the loan, the Fund will record any gain or loss in the market value of its loaned securities and of securities in which cash collateral is invested. The Fund will also earn interest, net of any rebate, from securities in which cash collateral is invested. In the event the counterparty (borrower) does not meet its contracted obligation to return the securities, the Fund may be exposed to the risk of loss of reacquiring the loaned securities at prevailing market prices using the proceeds of the sale of the collateral.

FOREIGN CURRENCY Accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period. Such fluctuations are included in the net realized or unrealized gain or loss from investments. Net realized gains or losses on foreign currency transactions represent net gains or losses on sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income and withholding taxes accrued and the U.S. dollar amount actually received or paid, and gains or losses between the trade and settlement date on purchases and sales of securities. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases or decreases in unrealized appreciation/depreciation on foreign currency related transactions.

INVESTMENTS IN FOREIGN MARKETS Investments in foreign markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, tariffs and taxes, subject to delays in settlements, and their prices may be more volatile.

The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based upon net investment income, net realized gains and net unrealized appreciation as income and/or capital gains are earned.

INCOME TAXES The Fund intends to comply with all sections of the Internal Revenue Code applicable to regulated investment companies including the distribution of substantially all of their taxable net investment income and net realized capital gains to their shareholders. Therefore, no provision for federal income tax has been made. The Fund is treated as a separate taxpayer for federal income tax purposes.



---------------------------------------------------------------------------------------------------------------------------
At June 30, 2005, information on the tax cost of investments is as follows:

                                                                                                                Net Tax
          Cost of                           Gross Tax                         Gross Tax                       Unrealized
      Investments for                      Unrealized                        Unrealized                      Appreciation
       Tax Purposes                       Appreciation                      Depreciation                    on Investments
---------------------------------------------------------------------------------------------------------------------------
       $118,642,244                       $22,130,833                       $(3,135,512)                      $18,995,321



As of December 31, 2004, the Fund has no capital loss carryover. During the year ended December 31, 2004, the Fund utilized approximately $2,220,032 of capital loss carryovers.

Any net capital and currency losses incurred after October 31, within the Fund's tax year, are deemed to arise on the first day of the Fund's next tax year if the Fund so elects to defer such losses.

Notes to Financial Statements                          June 30, 2005 (unaudited)
--------------------------------------------------------------------------------

The Fund had no losses incurred after October 31, 2004.

The tax composition of distributions paid (other than return of capital distributions for the year) during the year ended December 31, 2004 was as follows:


    Ordinary                Long-Term
     Income               Capital Gains             Total
--------------------------------------------------------------------------------
   $6,124,109              $2,260,172            $8,384,281


DISTRIBUTIONS TO SHAREHOLDERS The Fund declares and pays dividends from net investment income annually. The Fund declares and pays net realized capital gains in excess of capital loss carryforwards distributions annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include (but are not limited to) distributions from Real Estate Investment Trusts (REITS) and losses deferred due to wash sale transactions. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or the net asset value of the Fund. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

INVESTMENT INCOME Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions, which are recorded as soon after ex-dividend date as such information becomes available. Interest income is recorded on the accrual basis. All discounts and premiums on taxable bonds are accreted to call or maturity date, whichever is shorter, using the effective yield method.

EXPENSES Expenses of the Company which are directly identifiable to one of the Funds are allocated to that portfolio. Expenses which are not directly identifiable to one of the Funds are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expenses and relative sizes of the Funds. All expenses of the Fund are paid by GEAM and reimbursed by the Fund.

3.   LINE OF CREDIT

Effective December 15, 2004, and expiring December 14, 2005, the Company shares a revolving credit facility of up to $25 million with a number of its affiliates. The credit facility is with its custodian bank, State Street Bank and Trust Company. The revolving credit facility requires the payment of a commitment fee equal to 0.09% per annum on the daily unused portion of the credit facility, payable quarterly.

The portion borne by the Funds generally is borne proportionally based upon net assets. Generally, borrowings under the credit facility would accrue interest at the Federal Funds Rate plus 50 basis points and is borne by each of the borrowing Funds. The maximum amount allowed to be borrowed by any one of the Funds is the lesser of its prospectus limitation, 20% of its net assets, or $25 million. The credit facility was not utilized by the Company during the period ended June 30, 2005.

4.   AMOUNTS PAID TO AFFILIATES

ADVISORY AND ADMINISTRATION FEES GEAM, a registered investment adviser, was retained by the Company's Board of Directors effective May 1, 1997 to act as investment adviser and administrator of the Fund. Compensation of GEAM for investment advisory and administrative services is paid monthly based on the average daily net assets of the Fund at an annualized rate of .80%.

Effective January 1, 2002, GECIS (General Electric Capital International Services) began performing certain accounting and certain administration services previously provided by an unaffiliated service provider. For the period ending June 30, 2005, $1,592 was charged to the Fund. Administrative services not performed by GEAM or GECIS were provided by an unaffiliated service provider.

ADVISORY AND ADMINISTRATIVE AGREEMENT RENEWAL

The Board of Directors, including the independent directors, of the GE Investments Funds, Inc. unanimously approved the continuance of the investment advisory agreement between each Fund and GE Asset Management Incorporated ("GEAM") at a meeting held on December 3, 2004. The Board, including the independent directors, also at that meeting unanimously approved the sub-advisory agreement between Palisade Capital Management, L.L.C. and GEAM on behalf of the Small-Cap Value Equity Fund.

In considering whether to approve the investment advisory and sub-advisory agreement, the Board (including the independent directors) considered and discussed a substantial amount of information and analysis prepared by GEAM and the sub-adviser at the Board's request. The Board also considered detailed information regarding performance and expenses of other

Notes to Financial Statements                          June 30, 2005 (unaudited)
--------------------------------------------------------------------------------

investment companies with similar investment objectives and sizes, which was prepared by an independent third party provider, Lipper Inc. The Board reviewed the fees charged by GEAM for investment products other than mutual funds that employ the same investment strategies as the Fund. Before approving the Funds' advisory agreements and the related sub-advisory agreement for the Small-Cap Value Equity Fund, the independent directors reviewed the proposed continuance of the agreements with management of GEAM and with experienced legal counsel who is independent of GEAM and the GE Investments Funds, Inc. That legal counsel prepared a memorandum discussing the legal standards for the consideration of the proposed continuances. The independent directors also discussed the proposed continuances in a private session with their independent legal counsel at which no representatives of GEAM or the sub-adviser were present. In reaching their determinations relating to continuance of the agreements with respect to the Fund, the directors considered all factors they believed relevant, including the factors discussed below.

In their deliberations, the directors did not identify any particular information that was all-important or controlling, and each director attributed different weights to the various factors.

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY THE MANAGER

The Board reviewed the services provided by GEAM and the sub-adviser, and the independent directors concurred that GEAM and the sub-adviser provide high quality advisory and administrative services because of the level of research, analysis, investment discipline and other services, such as securities trading, provided to the Funds. The independent directors specifically considered the favorable attributes of GEAM, including an investment philosophy oriented toward long-term performance, the processes used for selecting investments, selecting brokers and for compliance activities, and the quality of the investment professionals employed by GEAM. The Board also recognized GEAM's responsibility for supervising the sub-adviser's services. The Board noted that the Fund represents only a small portion of the overall assets managed by GEAM, but the Fund benefits from a full array of services and resources provided by GEAM.

INVESTMENT PERFORMANCE

The Board reviewed detailed performance information for the Fund for various periods, which it also monitors as part of its regular quarterly Board meetings. The Board also reviewed detailed comparisons of the performance of the Fund with relevant securities indexes and various peer groups of mutual funds prepared by Lipper with respect to various periods. GEAM and, where relevant, representatives of the sub-adviser, discussed in detail their investment process, focusing on the Fund's investment objective, the number and experience of portfolio management personnel, the investment style and approach employed, the likely market cycles for the investment style, and recent performance in light of GEAM's commitment to long-term satisfactory performance with respect to the Fund's investment objective and investment approach. The Board and the independent directors concluded that the Fund's performance was acceptable over the relevant periods, particularly from a longer-term perspective, which the Board believes is most relevant.

COSTS OF SERVICES PROVIDED AND PROFITABILITY

At the request of the independent directors, GEAM provided information concerning the profitability of GEAM's investment advisory and investment company activities and its financial condition for various past periods. The directors considered the profit margin information for GEAM's investment company business as a whole, as well as GEAM's profitability data for the Fund. The directors reviewed GEAM's assumptions and the methods of cost allocation used by GEAM in preparing the profitability data. GEAM stated its belief that the methods of allocation used were reasonable and consistent across its business.

The directors also examined the fee and expense ratios for the Fund and observed that GEAM's figures were at or below the applicable peer group. The directors noted the additional services provided by GEAM to the Fund compared to other investment products managed by GEAM.

The directors reviewed comparative fee information for the sub-adviser, as well as an analysis of the profitability to the sub-adviser of the sub-advisory agreement, and did not find the sub-advisory fee to be excessive on the basis of this information.

The directors recognized that GEAM should be entitled to earn a reasonable level of profits for the services it provides to the Fund and, based on their review, concluded that they were satisfied that GEAM's level of profitability from its relationship with the Fund was not unreasonable or excessive.

Notes to Financial Statements                          June 30, 2005 (unaudited)
--------------------------------------------------------------------------------

ECONOMIES OF SCALE

The Board considered the extent to which economies of scale would be realized as the Fund grows, and whether fee levels reflect these economies of scale for the benefit of Fund investors. The independent directors did not disagree with GEAM's assertion that the comparatively lower fees it has charged to the Fund since inception means that GEAM is already sharing the low-fee benefits of larger asset sizes compared to having charged higher fees on lower asset levels for the Fund when newer. The Board recognized the benefits to the Fund of GEAM's past investment in the Funds' operations through those lower fees.

FALL-OUT FINANCIAL BENEFITS

The Board and the independent directors considered other actual and potential financial benefits to GEAM and the sub-adviser in concluding that the contractual advisory and sub-advisory fees are reasonable for the Fund. An example of those benefits would be the soft dollars generated by portfolio transactions by the Fund. The Board noted, however, that the Fund benefits from the vast array of resources available through GEAM and that the Fund represents only a small portion of the overall assets managed by GEAM.

CONCLUSION

The Board and the independent directors separately concluded that the renewal of each advisory and sub-advisory agreement was in the best interest of the shareholders of the Fund.

DIRECTORS' COMPENSATION The Fund pays no compensation to their directors who are officers or employees of GEAM or its affiliates. Directors who are not such officers or employees also serve in a similar capacity for other funds advised by GEAM. Compensation paid to unaffiliated directors are reflected on the Statement of Operations. These fees are allocated pro rata across all of the mutual fund platforms and share classes served by the directors, including the Fund, and are based upon the relative net assets of each fund within such platforms. (For additional information about directors compensation please refer to the Statement of Additional Information.)

5.  SUB-ADVISORY FEES

Pursuant to investment sub-advisory agreements with GEAM, Palisade Capital Management, LLC ("Palisade") is the Sub-Adviser to the Small-Cap Value Equity Fund. Palisade is responsible for the day-to-day portfolio management of the assets of the Fund, including the responsibility for making decisions to buy, sell or hold a particular security, under the general supervision of GEAM and the Board.

For their services, GEAM pays Palisade monthly sub-advisory fees which are calculated as a percentage of the average daily net assets of the Fund.


6.   INVESTMENT TRANSACTIONS

PURCHASES AND SALES OF SECURITIES The cost of purchases and the proceeds from sales of investments, other than short-term securities and options, for the period ended June 30, 2005 were as follows:


      Purchases                                 Sales
--------------------------------------------------------------------------------
     $25,255,691                             $25,956,093


OPTIONS During the period ended June 30, 2005, the following option contracts were written:


                               Number of
                               Contracts          Premium
-------------------------------------------------------------

Balance as of
  December 31, 2004              (292)            $(93,225)

Written                          (718)            (150,932)
-------------------------------------------------------------
Closed and expired                450              139,339
-------------------------------------------------------------
Balance as of
  June 30, 2005                  (560)            (104,818)
-------------------------------------------------------------


SECURITY LENDING At June 30, 2005, the Fund participated in securities lending:


       Loaned
   securities at                                Cash
    market value                             Collateral
--------------------------------------------------------------------------------

     $17,135,929                             $17,586,715

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------

INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS:

The business and affairs of the Company are managed under the direction of the Company's Board of Directors. Information pertaining to the Directors and officers of the Company is set forth below.



INTERESTED DIRECTORS AND EXECUTIVE OFFICERS

--------------------------------------------------------------------------------
MICHAEL J. COSGROVE
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    56

POSITION(S) HELD WITH FUND    Chairman of the Board and President

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 8 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Executive Vice President - Chief Commercial Officer of GEAM (formerly President, GE Asset Management Services division ("GEAMS") of GE Financial Assurance Holdings, Inc., an indirect wholly-owned subsidiary of General Electric Company ("GE")), since February 1997; Vice President, GE Capital Corporation, an indirect wholly-owned subsidiary of GE, since December 1999; Executive Vice President - Sales and Marketing of GEAM, a wholly-owned subsidiary of GE that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, since March 1993; Director of GEAM since 1988.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    49

OTHER DIRECTORSHIPS HELD BY DIRECTOR Chairman of the Board and President of GE Funds since 1993, and GE Institutional Funds and GE LifeStyle Funds since their inception; Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since 1988; Trustee of Fordham University since 2003 and Marymount College from 1994 through 2002.

--------------------------------------------------------------------------------
ALAN M. LEWIS
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    58

POSITION(S) HELD WITH FUND    Director and Executive Vice President

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 5 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS    Executive Vice President,
General Counsel and Secretary of GEAM since 1987

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    49

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee and Executive Vice President of GE Funds, GE Institutional Funds and GE LifeStyle Funds since their inception. Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since 1987.

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
ROBERT HERLIHY
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    38

POSITION(S) HELD WITH FUND    Treasurer

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 3 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Manager of Mutual Fund Operations at GEAM since March 2002; from August 1999 to March 2002, Mr. Herlihy was a manager in the Investment Company Services Group of PricewaterhouseCoopers LLP, New York; from September 1998 to August 1999 a Supervisor in the Investment Company Group at McGladrey & Pullen LLP (Acquired by PricewaterhouseCoopers LLP in August 1999); from June 1996 to September 1998 a Manager of Audit Services at Condon O'Meara McGinty & Donnelly LLP. Treasurer of GE Funds, GE Lifestyle Funds, GE Institutional Funds, Elfun Funds, and GE Savings & Security Funds since June 2002.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR    N/A


--------------------------------------------------------------------------------
MATTHEW J. SIMPSON
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    44

POSITION(S) HELD WITH FUND    Vice President and Secretary

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 8 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Senior Vice President and General Counsel - Marketing and Client Services (formerly Asset Management Services), at GEAM and Senior Vice President and General Counsel of GEAMS since February 1997; from October 1992 to February 1997, Vice President and Associate General Counsel of GEAM; Secretary of GE Funds since 1993 and Vice President since September 2003; Secretary of GE Institutional Funds and GE LifeStyle Funds since their inception and Vice President since September 2003; Assistant Secretary of Elfun Funds and GE Savings & Security Funds since 1998 and Vice President since October 2003.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR    N/A

--------------------------------------------------------------------------------
JEANNE M. LAPORTA
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    39

POSITION(S) HELD WITH FUND    Vice President and Assistant Secretary

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 1 year

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Vice President and Associate General Counsel - Marketing and Client Services (formerly Asset Management Services) at GEAM since May 1997; Vice President and Assistant Secretary of GE Funds, GE Institutional Funds and GE LifeStyle Funds since September 2003; Vice President and Assistant Secretary of Elfun Funds and GE Savings & Security Funds since October 2003.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR    N/A

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------


NON-INTERESTED DIRECTORS
--------------------------------------------------------------------------------
JOHN R. COSTANTINO
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    59

POSITION(S) HELD WITH FUND    Director

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 8 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS    Managing Director, Walden
Partners, Ltd., consultants and investors, since August 1992.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    41

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds since 1993, GE Institutional Funds and GE LifeStyle Funds since their inception; Trustee of Fordham University since 2002 and Marymount College from 2001 through 2002; Neuroscience Research Institute since 1986; Diocesan Finance Counsel of the Dioceses of Brooklyn & Queens since 2001; Gregorian University Foundation since 1994.

--------------------------------------------------------------------------------
WILLIAM J. LUCAS
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    57

POSITION(S) HELD WITH FUND    Director

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 8 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Vice President and Treasurer of Fairfield University since 1983.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    41

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds since 1993, and GE Institutional Funds and GE LifeStyle Funds since their inception.


--------------------------------------------------------------------------------
ROBERT P. QUINN
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    69

POSITION(S) HELD WITH FUND    Director

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 8 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS    Retired since 1983 from
Salomon Brothers Inc.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    41

OTHER DIRECTORSHIPS HELD BY DIRECTOR GP Financial Corp, holding company; The Greenpoint Savings Bank, a financial institution. Trustee of GE Funds since 1993, and GE Institutional Funds and GE LifeStyle Funds since their inception.



--------------------------------------------------------------------------------
PROXY VOTING POLICIES AND PROCEDURES
You may request without charge a description of the Trust's policies and procedures for voting proxies related to the Funds' portfolio securities by calling 1-800-242-0134. You may also view a description of those policies and procedures on the Funds' website at http://www.gefunds.com or on the SEC's website at http://www.sec.gov.

Investment Team
--------------------------------------------------------------------------------


INVESTMENT ADVISER AND ADMINISTRATOR
GE Asset Management Incorporated

BOARD OF DIRECTORS
Michael J.Cosgrove, CHAIRMAN
John R. Costantino
Alan M. Lewis
William J. Lucas
Robert P. Quinn

SECRETARY
Matthew J. Simpson

TREASURER
Robert Herlihy

ASSISTANT TREASURER
Christopher M. Isaacs

DISTRIBUTOR
GE Investment Distributors, Inc.
Member NASD and SIPC

COUNSEL
Sutherland, Asbill & Brennan, LLP

CUSTODIAN
State Street Bank & Trust Company

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP

OFFICERS OF THE INVESTMENT ADVISER
John H. Myers, CHIEF EXECUTIVE OFFICER
David B. Carlson, EVP, DOMESTIC EQUITIES
Michael J. Cosgrove, EVP, CHIEF COMMERCIAL OFFICER
Kathryn Karlic, EVP, FIXED INCOME
Ralph R. Layman, EVP, INTERNATIONAL EQUITIES
Alan M. Lewis, EVP, GENERAL COUNSEL AND SECRETARY
Robert A. MacDougall, EVP, FIXED INCOME
Don W. Torey, EVP, ALTERNATIVE INVESTMENTS AND REAL ESTATE
John J. Walker, EVP, CHIEF FINANCIAL OFFICER

                      [This page intentionally left blank.]

                      [This page intentionally left blank.]

GE Investments Funds, Inc.
International Equity Fund



Semi-Annual Report
JUNE 30, 2005



[GE Logo omitted]

GE Investments Funds, Inc.
International Equity Fund                                               Contents
--------------------------------------------------------------------------------



MANAGER REVIEW AND SCHEDULE OF INVESTMENTS ..............................    1

NOTES TO PERFORMANCE ....................................................    8

NOTES TO SCHEDULE OF INVESTMENTS ........................................    8

FINANCIAL STATEMENTS

     Financial Highlights ...............................................    9

     Statement of Assets and Liabilities ................................   10

     Statement of Operations ............................................   11

     Statements of Changes in Net Assets ................................   12

     Notes to Financial Statements ......................................   13

ADDITIONAL INFORMATION ..................................................   19

INVESTMENT TEAM .........................................................   22



This report is prepared for Policyholders of certain variable contracts and may be distributed to others only if preceded or accompanied by the variable contract's current prospectus and the current prospectus of the Funds available for investments thereunder.

International Equity Fund                                                    Q&A
--------------------------------------------------------------------------------


THE INTERNATIONAL EQUITY FUND IS MANAGED BY A TEAM OF PORTFOLIO MANAGERS THAT INCLUDES BRIAN HOPKINSON, RALPH R. LAYMAN, JONATHAN L. PASSMORE, MICHAEL J. SOLECKI AND JUDITH A. STUDER. AS LEAD PORTFOLIO MANAGER FOR THE FUND, MR. LAYMAN (PICTURED BELOW) OVERSEES THE ENTIRE TEAM AND ASSIGNS A PORTION OF THE FUND TO EACH MANAGER, INCLUDING HIMSELF.

RALPH R. LAYMAN IS A DIRECTOR AND EXECUTIVE VICE PRESIDENT OF GE ASSET MANAGEMENT. HE MANAGES THE OVERALL INTERNATIONAL EQUITY INVESTMENTS FOR GE ASSET MANAGEMENT. MR. LAYMAN HAS LED THE TEAM OF PORTFOLIO MANAGERS FOR THE FUND SINCE 1997. MR. LAYMAN JOINED GE ASSET MANAGEMENT IN 1991 AS SENIOR VICE PRESIDENT FOR INTERNATIONAL INVESTMENTS AND BECAME AN EXECUTIVE VICE PRESIDENT IN 1992. MR. LAYMAN IS THE HOLDER OF A CHARTERED FINANCIAL ANALYST DESIGNATION, A CHARTER MEMBER OF THE INTERNATIONAL SOCIETY OF SECURITY ANALYSTS AND A MEMBER OF THE NEW YORK SOCIETY OF SECURITY ANALYSTS. HE IS ALSO A MEMBER OF THE NEW YORK STOCK EXCHANGE INTERNATIONAL CAPITAL MARKETS ADVISORY COMMITTEE AND A MEMBER OF THE FRANK RUSSELL 20/20 EXECUTIVE COMMITTEE. HE HOLDS A BS IN ECONOMICS AND AN MS IN FINANCE FROM THE UNIVERSITY OF WISCONSIN.

BRIAN HOPKINSON IS A SENIOR VICE PRESIDENT OF GE ASSET MANAGEMENT. HE HAS BEEN A PORTFOLIO MANAGER FOR THE FUND SINCE SEPTEMBER 1997. PRIOR TO JOINING GE ASSET MANAGEMENT, MR. HOPKINSON WORKED FOR FIDUCIARY TRUST INTERNATIONAL IN BOTH LONDON AND NEW YORK.

JONATHAN L. PASSMORE IS A SENIOR VICE PRESIDENT OF GE ASSET MANAGEMENT. HE HAS SERVED AS A PORTFOLIO MANAGER OF THE FUND SINCE JANUARY 2002. PRIOR TO JOINING GE ASSET MANAGEMENT IN JANUARY 2001, HE WAS WITH MERRILL LYNCH FOR SIX YEARS, MOST RECENTLY AS DIRECTOR, INTERNATIONAL EQUITY.

MICHAEL J. SOLECKI IS A SENIOR VICE PRESIDENT OF GE ASSET MANAGEMENT. HE HAS SERVED AS A PORTFOLIO MANAGER OF THE FUND SINCE SEPTEMBER 1997 HE JOINED GE ASSET MANAGEMENT IN 1990 AS AN INTERNATIONAL EQUITY ANALYST. HE BECAME A VICE PRESIDENT FOR INTERNATIONAL EQUITY PORTFOLIOS IN 1996 AND SENIOR VICE PRESIDENT IN 2000.

JUDITH A. STUDER IS A SENIOR VICE PRESIDENT OF GE ASSET MANAGEMENT. SHE HAS SERVED AS A PORTFOLIO MANAGER OF THE FUND SINCE SEPTEMBER 1997. MS. STUDER JOINED GE ASSET MANAGEMENT IN AUGUST 1984. SHE BECAME SENIOR VICE PRESIDENT-- DOMESTIC EQUITIES IN 1991 AND SENIOR VICE PRESIDENT-- INTERNATIONAL EQUITIES IN 1995.


Q. HOW DID THE INTERNATIONAL EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2005?

A. For the six-month period ended June 30, 2005, the International Equity Fund returned (0.82)%. The MSCI EAFE, the Fund's benchmark, returned (1.17)% and the Fund's Lipper peer group of 116 International Core Funds returned an average of (0.80)% for the same period.

Q.  WHAT MARKET CONDITIONS IMPACTED FUND PERFORMANCE?

A. Rising oil, gas and other commodity prices created uncertainty in some major economies already concerned about consumer fatigue. A strong rally from the U.S. Dollar served to reduce the extent of overseas returns.

International Equity Fund                                                    Q&A
--------------------------------------------------------------------------------

Q.  WHICH PARTICULAR STOCK/SECTORS SIGNIFICANTLY CONTRIBUTED TO FUND
    PERFORMANCE?

A. Energy was the runaway best performer on the back of the rising price environment. In the worst performing telecommunication sector, fixed and mobile companies weakened on increased competition combined with the need to increase investment to fight their increasingly aggressive rivals.

Q.  WHAT WORLD EVENTS HAD A MAJOR IMPACT ON THE FINANCIAL MARKETS?

A. Oil started the year around $40 per barrel and rose to around $60 by the end of June. Technical (non-fundamental) issues provided a floor for the Dollar in early 2005 but increasing support for the U.S. unit came from Europe's political and economic woes, Japan's lack of material reform, and the prospect of lower rates in the U.K.

Q.  WHICH STOCKS/SECTORS HAVE PERFORMED WELL? WHICH HAVE NOT PERFORMED WELL?

A. In the technology sector, Taiwan Semiconductor (+17.8%) was the biggest contributor to returns with Samsung Electronics (+9.25%) also helping, as the semi-conductor industry appeared to regain momentum. Mining stock BHP Billiton (UK) (+9.92%) was a sizeable gainer but was countered by the presence of Alcan (Canada - aluminium) (-31.0%) which fell on higher input costs and a strong Canadian Dollar. The absence of key energy stocks more than offset the gains from the Fund's own oil and gas holdings. However, industrial companies engaged in oil support services were major gainers.

Q.  WHAT WERE THE MAJOR BUYS AND SELLS FOR THE PERIOD AND WHY?

A. Positions were reduced in Financials, especially European banks and insurance, based on valuations and concerns regarding the weakening European economy and troubles looming for the UK housing industry. Stocks were selectively added in oil support services and telecommunication services where new technology is adding a growth component to attractive valuations, and Japanese investment banking, to take advantage of the new environment of M&A developing in Japan currently.

International Equity Fund
--------------------------------------------------------------------------------
                                              Understanding Your Fund's Expenses


As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended June 30, 2005.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses Paid During Period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.



JANUARY 1, 2005 - JUNE 30, 2005
---------------------------------------------------------------------------------------------------------------------------
                                     ACCOUNT VALUE AT                   ACCOUNT VALUE                     EXPENSES
                                     THE BEGINNING OF                   AT THE END OF                    PAID DURING
                                      THE PERIOD ($)                    THE PERIOD ($)                 THE PERIOD ($)*
---------------------------------------------------------------------------------------------------------------------------
Actual Fund Return**                     1,000.00                           991.80                           5.64
---------------------------------------------------------------------------------------------------------------------------
Hypothetical 5% Return
   (2.5% for the period)                 1,000.00                         1,018.96                           5.71
---------------------------------------------------------------------------------------------------------------------------

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 1.14% (FROM PERIOD JANUARY 1, 2005 - JUNE 30, 2005), MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 181/365 (TO REFLECT THE SIX-MONTH PERIOD).
**  ACTUAL FUND RETURN FOR SIX-MONTH PERIOD ENDED JUNE 30, 2005 WAS (0.82)%.

International Equity Fund                                            (unaudited)
--------------------------------------------------------------------------------


CHANGE IN VALUE
OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

[Line chart omitted -- plot points are as follows:]



                     International Equity Fund         MSCI EAFE
--------------------------------------------------------------------------------
06/01/95                    10,000                     10,000
12/01/95                    10,660                     10,839
12/01/96                    11,717                     11,494
12/01/97                    12,908                     11,698
12/01/98                    15,160                     14,037
12/01/99                    19,758                     17,822
12/01/00                    17,245                     15,297
12/01/01                    13,648                     11,991
12/01/02                    10,396                     10,079
12/01/03                    14,337                     13,971
12/01/04                    16,609                     16,799
06/01/05                    16,473                     16,602


--------------------------------------------------------------------------------
International Equity Fund (ending value $16,473)
MSCI EAFE (ending value $16,602)
--------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED JUNE 30, 2005
-----------------------------------------------------------------------------------------------------------------
                                           SIX                   ONE                 FIVE                  TEN
                                          MONTHS                 YEAR                YEAR                  YEAR
-----------------------------------------------------------------------------------------------------------------
International Equity Fund                  -0.82%               13.43%               -4.01%                5.12%
-----------------------------------------------------------------------------------------------------------------
MSCI EAFE                                  -1.17%               13.65%               -0.59%                5.20%
-----------------------------------------------------------------------------------------------------------------
Lipper peer group average*                 -0.80%               13.41%               -1.66%                6.11%
-----------------------------------------------------------------------------------------------------------------
Inception date                            5/1/95
-----------------------------------------------------------------------------------------------------------------


INVESTMENT PROFILE

A fund designed for investors who seek long-term growth of capital by investing at least 80% of its net assets in equity securities under normal market conditions. The Fund invests primarily in developed and developing countries outside the United States.



TOP TEN LARGEST HOLDINGS
AS OF JUNE 30, 2005
as a % of Market Value
---------------------------------------------------------------
 Total S.A.                                              2.39%
---------------------------------------------------------------
 BHP Billiton PLC                                        2.31%
---------------------------------------------------------------
 GlaxoSmithKline PLC                                     2.18%
---------------------------------------------------------------
 Ente Nazionale Idrocarburi S.p.A.                       1.95%
---------------------------------------------------------------
 Roche Holding AG                                        1.85%
---------------------------------------------------------------
 Nestle S.A. (Regd.)                                     1.67%
---------------------------------------------------------------
 Taiwan Semiconductor Manufacturing Co. Ltd.             1.63%
---------------------------------------------------------------
 Telefonica S.A.                                         1.63%
---------------------------------------------------------------
 Nokia Oyj                                               1.62%
---------------------------------------------------------------
 Smiths Group PLC                                        1.58%
---------------------------------------------------------------


PORTFOLIO COMPOSITION
AS OF JUNE 30, 2005
as a % of Market Value
--------------------------------------------------------------------------------
Market Value of $69,605 (in thousands)

[Pie chart omitted -- plot points are as follows:]

Continental Europe                  39.2%
United Kingdom                      19.5%
United States                       16.7%
Japan                               12.6%
Emerging Asia                        5.4%
Latin America                        3.3%
Pac Basin (excluding Japan)          2.0%
Canada                               0.8%
Emerging Europe                      0.5%


* LIPPER PERFORMANCE COMPARISONS ARE BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE SIX-MONTH, ONE-YEAR, FIVE-YEAR, AND TEN-YEAR PERIODS INDICATED IN THE INTERNATIONAL CORE PEER GROUP CONSISTING OF 116, 110, 62, AND 34 UNDERLYING ANNUITY FUNDS, RESPECTIVELY.

    SEE NOTES TO PERFORMANCE ON PAGE 8 FOR FURTHER INFORMATION, INCLUDING AN EXPLANATION OF LIPPER PEER CATEGORIES.

    PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES.

INTERNATIONAL EQUITY FUND

Schedule of Investments                                June 30, 2005 (unaudited)
--------------------------------------------------------------------------------
                            INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 98.4%
--------------------------------------------------------------------------------

BRAZIL -- 2.9%

Cia Vale do Rio Doce ADR              35,440   $ 1,037,683
Empresa Brasileira de Aeronautica
   S.A. ADR                           12,455       411,887(f)
Petroleo Brasileiro S.A. ADR.          5,751       264,776
                                                 1,714,346

CANADA -- 0.9%

Alcan Inc.                             6,938       208,344(f)
Manulife Financial Corp.               3,871       184,922
Nortel Networks Corp.                 61,032       158,958(a)
                                                   552,224

CHINA -- 0.8%

China Petroleum & Chemical Corp.     656,000       257,394
Huaneng Power International, Inc.    323,136       236,949(f)
                                                   494,343

DENMARK -- 0.6%

Group 4 Securicor PLC                129,396       348,963

FINLAND -- 2.0%

Nokia Oyj                             67,379     1,129,777
Sampo Oyj (Series A)                   4,107        64,041
                                                 1,193,818

FRANCE -- 14.1%

Accor S.A.                             2,197       103,120(f)
AXA S.A.                              29,548       739,413
BNP Paribas                           15,719     1,079,012(e,f)
Carrefour S.A.                        10,276       498,869(f)
Credit Agricole S.A.                  22,358       567,339(f)
France Telecom S.A.                   12,631       369,448
Lagardere S.C.A. (Regd.)              11,255       834,584(f)
LVMH Moet Hennessy
   Louis Vuitton S.A.                  5,653       437,319(f)
Renault S.A.                           6,973       615,411(f)
Sanofi-Aventis                         6,860       563,913(f)
Total S.A.                             7,072     1,663,541(f)
Veolia Environnement                  22,093       831,025(f)
                                                 8,302,994

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------
GERMANY -- 6.0%

Allianz AG (Regd.)                     3,714  $    427,018
BASF AG                                9,338       621,777
Bayerische Motoren Werke AG            8,110       370,447
E.ON AG                               10,505       937,053
Linde AG                               4,762       321,809(f)
Siemens AG (Regd.)                    12,028       878,652
                                                 3,556,756

HONG KONG -- 2.4%

Hongkong Land Holdings Ltd.          128,999       359,907
Jardine Matheson Holdings Ltd.        13,600       240,720
Sun Hung Kai Properties Ltd.
   (REIT)                             81,000       799,757
                                                 1,400,384

INDIA -- 1.0%

ICICI Bank Ltd. ADR                    8,106       177,116
Reliance Industries Ltd. GDR          14,365       418,165(b)
                                                   595,281

ITALY -- 5.1%

Banca Intesa S.p.A.                  101,475       464,990(f)
Ente Nazionale Idrocarburi S.p.A.     52,682     1,359,140(f)
Mediaset S.p.A.                        6,207        73,191(f)
Telecom Italia S.p.A                  56,474       146,654
UniCredito Italiano S.p.A.           183,894       972,342(f)
                                                 3,016,317

JAPAN -- 14.9%

Acom Co. Ltd.                         13,513       867,047
Aiful Corp.                            4,675       348,906
Asahi Glass Co. Ltd.                  83,003       873,400(f)
Canon Inc.                            11,200       590,272(f)
Chiyoda Corp.                         45,618       566,057(f)
Chugai Pharmaceutical Co. Ltd.        13,500       208,573(f)
Daikin Industries Ltd.                 6,000       150,257(f)
Honda Motor Co. Ltd.                   8,600       424,528
Hoya Corp.                             5,200       600,668
Komatsu Ltd.                          42,811       332,644
Kubota Corp.                          27,000       148,145
Lawson, Inc.                           3,852       134,530
Mitsubishi Estate Co. Ltd. (REIT)     42,000       462,792(f)
Mitsui & Co. Ltd.                     49,000       464,308
Mitsui OSK Lines Ltd.                 58,834       363,697(f)
Mitsui Sumitomo
   Insurance Co. Ltd.                 71,000       640,096
Nidec Corp.                            4,152       439,892
Nomura Holdings, Inc.                 38,000       455,067
SMC Corp.                              4,571       499,135
Toto Ltd.                             11,000        87,059(f)
Toyota Motor Corp.                     3,297       118,264
                                                 8,775,337


See Notes to Schedule of Investments on page 8 and Notes to Financial
Statements.

INTERNATIONAL EQUITY FUND
Schedule of Investments                                June 30, 2005 (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------
MALAYSIA -- 0.5%

Malaysia International
   Shipping Corp. BHD                 56,366  $    265,514

MEXICO -- 1.0%

America Movil S.A. de C.V. ADR
   (Series L)                         10,079       600,809

NETHERLANDS -- 2.7%

ING Groep N.V.                        19,960       564,726
Koninklijke Philips
   Electronics N.V.                   40,589     1,027,006
                                                 1,591,732

NORWAY -- 1.4%

Stolt Offshore S.A.                   45,815       418,711(a)
Telenor ASA                           47,135       376,702
                                                   795,413

RUSSIA -- 0.6%

LUKOIL ADR                             7,080       260,402(b)
LUKOIL ADR                             2,480        91,289
                                                   351,691

SOUTH KOREA -- 2.1%

Kookmin Bank ADR                       8,805       401,332
Samsung Electronics Co. Ltd. GDR       3,511       840,007(b)
                                                 1,241,339

SPAIN -- 4.0%

ACS Actividades de
   Construccion y Servicios S.A.      13,951       390,829(f)
Banco Santander Central
   Hispano S.A. (Regd.)               68,864       799,520(f)
Telefonica S.A.                       69,166     1,133,782(f)
Telefonica S.A. ADR                      295        14,447
                                                 2,338,578

SWEDEN -- 2.4%

Sandvik AB                            19,904       740,447(f)
Telefonaktiebolaget LM Ericsson
   (Series B)                        217,284       698,407
                                                 1,438,854

SWITZERLAND -- 8.0%

ABB Ltd. (Regd.)                      85,854       562,933(a)
Adecco S.A.                            7,323       333,825
Credit Suisse Group (Regd.)           21,687       855,732(e)
Holcim Ltd.                            5,373       327,136
Nestle S.A. (Regd.)                    4,548     1,164,424(e)
Novartis AG (Regd.)                    3,579       170,555
Roche Holding AG                      10,161     1,286,484
                                                 4,701,089


--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------
TAIWAN -- 1.9%

Taiwan Semiconductor
   Manufacturing Co. Ltd.            651,889   $ 1,136,123

UNITED KINGDOM -- 23.1%

BG Group PLC                          64,855       533,584
BHP Billiton PLC                     126,122     1,609,599(e)
Brambles Industries PLC              173,031       949,057
Diageo PLC                            56,145       828,243
GlaxoSmithKline PLC                   62,726     1,518,972(e)
Group 4 Securicor PLC                 94,320       248,524
Kingfisher PLC                       110,979       489,353
Lloyds TSB Group PLC                  63,411       537,616
National Grid Transco PLC             13,091       126,945
Prudential PLC                        50,133       445,934
Reed Elsevier PLC                     87,273       836,131
Rio Tinto PLC (Regd.)                 21,158       647,753
Royal Bank of Scotland
   Group PLC                          28,955       875,040
Smith & Nephew PLC                    69,358       685,007
Smiths Group PLC                      66,906     1,102,116
Tesco PLC                            174,475       996,851
Vodafone Group PLC                   427,910     1,043,129(e)
Wolseley PLC                           5,510       115,949
                                                13,589,803

TOTAL INVESTMENTS IN SECURITIES
   (COST $49,906,033)                           58,001,708

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 19.7%
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 1.1%
GEI Short Term Investment Fund
   3.20%                             636,055       636,055(c,g)

SHORT-TERM SECURITIES PURCHASED WITH
COLLATERAL FROM SECURITIES ON LOAN -- 18.6%

State Street Navigator Securities
   Lending Prime Portfolio
   3.31%                          10,967,411    10,967,411(c,d)

TOTAL SHORT-TERM INVESTMENTS
   (COST $11,603,466)                           11,603,466


TOTAL INVESTMENTS
   (COST $61,509,499)                           69,605,174


LIABILITIES IN EXCESS OF OTHER
   ASSETS-- (18.1)%                            (10,668,786)
                                               -----------


NET ASSETS-- 100.0%                            $58,936,388
                                               ===========


See Notes to Schedule of Investments on page 8 and Notes to Financial
Statements.

INTERNATIONAL EQUITY FUND
Schedule of Investments                                June 30, 2005 (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------

The GEI International Equity had the following long futures contracts open at June 30, 2005:

                                     NUMBER      CURRENT
                   EXPIRATION          OF        NOTIONAL     UNREALIZED
DESCRIPTION           DATE         CONTRACTS      VALUE      APPRECIATION
--------------------------------------------------------------------------------
Topix Index
   Futures       September 2005         1       $105,992        $4,061


The GEI International Equity was invested in the following sectors at June 30, 2005:


SECTOR                   PERCENTAGE (BASED ON MARKET VALUE)
--------------------------------------------------------------------------------

Financials                            19.15%
Short-Term                            16.67%
Industrials                           14.13%
Information Technology                 8.04%
Consumer Discretionary                 7.66%
Energy                                 7.57%
Materials                              6.86%
Healthcare                             6.37%
Telecommunication Services             5.29%
Consumer Staples                       5.20%
Utilities                              3.06%
                                     -------
                                     100.00%
                                     =======


See Notes to Schedule of Investments on page 8 and Notes to Financial
Statements.

Notes to Performance                                   June 30, 2005 (unaudited)
--------------------------------------------------------------------------------

Total returns take into account changes in share price and assume reinvestment of dividends and capital gains distributions, if any. Investment returns and net asset value on an investment will fluctuate and you may have a gain or loss when you sell your shares. Periods less than one year are not annualized.

Current performance may be lower or higher than that shown. You may call toll-free (800) 242-0134 for performance information as of the most recent month end.

Certain fees and Fund expenses have been waived and/or borne by the Fund's prior investment advisers. Had these fees and expenses not been waived, the returns (and/or yields) would have been lower.

Shares of the Fund are neither insured nor guaranteed by the U.S. Government, and their prices will fluctuate with market conditions.

The Morgan Stanley Capital International EAFE Index (MSCI EAFE) is an unmanaged index and do not reflect the actual cost of investing in the instruments that comprise the index.

The MSCI(R) EAFE(R) Index is a market capitalization-weighted index of equity securities of companies domiciled in various countries. The Index is designed to represent the performance of developed stock markets outside the U.S. and Canada and excludes certain market segments unavailable to U.S. based investors. The results shown for the foregoing index assume the reinvestment of net dividends or interest.

The peer universe of the underlying annuity funds used in our peer ranking calculation is based on the blend of Lipper peer categories, as shown. Lipper is an independent mutual fund rating service. A Fund's performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to the Fund's. Such comparisons or rankings are made on the basis of several factors, including the Fund's objectives and policies, management style and strategy, and portfolio composition, and may change over time if any of those factors change. Lipper is an independent mutual fund rating service.



Notes to Schedule of Investments
--------------------------------------------------------------------------------

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities cited may not represent current or future holdings and should not be considered as a recommendation to purchase or sell a particular security. See the prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.

(a) Non-income producing security.
(b) Pursuant to Rule 144A of the Securities Act of 1933, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2005, these securities amounted to $1,518,574 or 2.58% of net assets for the GE Investments International Equity Fund. These securities have been determined to be liquid using procedures established by the Board of Trustees.
(c) Coupon amount represents effective yield.
(d) State Street Corp. is the parent company of State Street Bank & Trust Co., the Fund's custodian and accounting agent.
(e) At June 30, 2005, all or a portion of this security was pledged to cover collateral requirements for futures, forward foreign currency contracts and/or TBA's.
(f) All or a portion of the security is out on loan.
(g) GEAM, the investment adviser of the Fund, also serves as investment adviser of the Trust.
 +  Percentages are based on net assets as of June 30, 2005.


Abbreviations:

ADR      American Depositary Receipt
GDR      Global Depositary Receipt
REGD.    Registered
REIT     Real Estate Investment Trust


Financial Highlights
Selected data based on a share outstanding throughout the periods indicated
----------------------------------------------------------------------------------------------------------------------------------

INTERNATIONAL EQUITY FUND
                                                       6/30/05+      12/31/04    12/31/03       12/31/02    12/31/01     12/31/00
----------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                              --            --          --            --            --      5/1/95
Net asset value, beginning of period ..................  $9.76         $8.52       $6.23         $8.28        $10.61      $14.47
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income ..............................   0.11          0.11        0.07          0.07          0.09        0.09
   Net realized and unrealized
      gains/(losses) on investments ...................  (0.19)         1.24        2.29         (2.04)        (2.30)      (2.02)
----------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME/(LOSS) FROM INVESTMENT OPERATIONS ........  (0.08)         1.35        2.36         (1.97)        (2.21)      (1.93)
----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income ..............................     --          0.11        0.07          0.08          0.08        0.06
   Net realized gains .................................     --            --          --            --          0.04        1.87
----------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ...................................     --          0.11        0.07          0.08          0.12        1.93
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ........................  $9.68         $9.76       $8.52         $6.23         $8.28      $10.61
==================================================================================================================================
TOTAL RETURN (A) ......................................(0.82)%        15.85%      37.91%      (23.83)%      (20.86)%    (12.72)%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands) ...........$58,936       $55,714     $45,198       $31,683       $42,119     $52,110
   Ratios to average net assets:
      Net investment income* ..........................  2.35%         1.31%       1.13%         0.88%         0.99%       0.72%
      Expenses* .......................................  1.14%         1.15%       1.07%         1.09%         1.07%       1.06%
   Portfolio turnover rate ............................    25%           38%         35%           42%           42%         49%



NOTES TO FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(a) Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains. Had the adviser not absorbed a portion of expenses, total returns would have been lower.
*    Annualized for periods less than one year.
+    Unaudited


See Notes to Financial Statements.


Statement of Assets
and Liabilities JUNE 30, 2005 (UNAUDITED)
--------------------------------------------------------------------------------------
                                                                         INTERNATIONAL
                                                                          EQUITY FUND
--------------------------------------------------------------------------------------
ASSETS
   Investments in securities, at market* (cost $49,906,033) .....        $ 58,001,708
   Short-term Investments (at amortized cost ) ..................          10,967,411
   Short-term affiliated investments (at amortized cost) ........             636,055
   Restricted cash** ............................................             280,120
   Foreign cash (cost $366,121) .................................             364,637
   Receivable for investments sold ..............................             785,828
   Income receivables ...........................................             194,387
   Receivable for fund shares sold ..............................                 508
   Variation margin receivable ..................................                 564
--------------------------------------------------------------------------------------
       TOTAL  ASSETS ............................................          71,231,218
--------------------------------------------------------------------------------------
LIABILITIES
   Payable upon return of securities loaned .....................          10,967,411
   Payable for investments purchased ............................           1,257,563
   Payable for fund shares redeemed .............................              13,975
   Payable to GEAM ..............................................              55,881
--------------------------------------------------------------------------------------
       TOTAL LIABILITIES ........................................          12,294,830
--------------------------------------------------------------------------------------
NET ASSETS ......................................................        $ 58,936,388
======================================================================================
NET ASSETS CONSIST OF:
   Capital paid in ..............................................          61,287,227
   Undistributed net investment income ..........................             720,870
   Accumulated net realized loss ................................         (11,165,642)
   Net unrealized appreciation/(depreciation) on:
       Investments ..............................................           8,095,675
       Futures ..................................................               4,061
       Foreign currency related transactions ....................              (5,803)
--------------------------------------------------------------------------------------
NET ASSETS ......................................................        $ 58,936,388
======================================================================================
Shares outstanding ($0.01 par value; unlimited shares authorized)           6,086,366
Net asset value per share .......................................               $9.68



*   Includes $10,447,473 of securities on loan.
** Cash on deposit with a broker as collateral for international futures contracts.


See Notes to Financial Statements.

Statement of Operations
FOR THE SIX MONTHS ENDED JUNE 30, 2005 (UNAUDITED)
---------------------------------------------------------------------------
                                                              INTERNATIONAL
                                                               EQUITY FUND
---------------------------------------------------------------------------
INVESTMENT INCOME
    INCOME:
      Dividend .........................................        $ 1,086,408
      Interest* ........................................             41,657
      Interest from affliated investments ..............             22,524
      Less: Foreign taxes withheld .....................           (140,105)
---------------------------------------------------------------------------
    TOTAL INCOME .......................................          1,010,484
---------------------------------------------------------------------------
    EXPENSES:
      Advisory and administrative fees .................            290,565
      Transfer agent ...................................                109
      Trustee's fees ...................................                887
      Custody and accounting expenses ..................             31,548
      Professional fees ................................              4,307
      Registration expenses ............................                197
      Other expenses ...................................              2,738
---------------------------------------------------------------------------
    TOTAL EXPENSES .....................................            330,351
---------------------------------------------------------------------------
    NET INVESTMENT INCOME ..............................            680,133
===========================================================================
NET REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS
      REALIZED GAIN (LOSS) ON:
         Investments ...................................          2,964,286
         Futures .......................................             90,615
         Foreign currency transactions .................            (62,576)
      DECREASE IN UNREALIZED DEPRECIATION ON:
         Investments ...................................         (4,083,465)
         Futures .......................................            (10,794)
         Foreign currency transactions .................            (11,487)
---------------------------------------------------------------------------
      Net realized and unrealized loss on investments ..         (1,113,421)
---------------------------------------------------------------------------
    NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS        $  (433,288)
===========================================================================

* Income attributable to security lending activity, net of rebate expenses was $36,329.


See Notes to Financial Statements.


Statements of
Changes in Net Assets
---------------------------------------------------------------------------------------------------------------------------
                                                                                                 INTERNATIONAL
                                                                                                  EQUITY FUND
---------------------------------------------------------------------------------------------------------------------------
                                                                                    SIX MONTHS ENDED          YEAR ENDED
                                                                                      JUNE 30, 2005          DECEMBER 31,
                                                                                       (UNAUDITED)              2004
---------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investments income .................................................        $    680,133         $    627,917
     Net realized gain on investments, futures, written options,
       foreign currency transactions and swaps ..............................           2,992,325            3,272,608
     Net increase (decrease) in unrealized appreciation/(depreciation)
       on investments, futures, written options, foreign currency translation          (4,105,746)           3,550,278
---------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from operations ................................            (433,288)           7,450,803
---------------------------------------------------------------------------------------------------------------------------
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income ..................................................                  --             (615,816)
---------------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS ......................................................                  --             (615,816)
---------------------------------------------------------------------------------------------------------------------------
   Increase (decrease) in net assets from operations and distributions ......            (433,288)           6,834,987
---------------------------------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
     Proceeds from sale of shares ...........................................          11,509,186           17,104,398
     Value of distributions reinvested ......................................                  --              615,816
     Cost of shares redeemed ................................................          (7,853,550)         (14,039,465)
---------------------------------------------------------------------------------------------------------------------------
     Net increase from share  transactions ..................................           3,655,636            3,680,749
---------------------------------------------------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS ..................................           3,222,348           10,515,736

NET ASSETS
   Beginning of period ......................................................          55,714,040           45,198,304
---------------------------------------------------------------------------------------------------------------------------
    End of period ...........................................................        $ 58,936,388         $ 55,714,040
===========================================================================================================================
UNDISTRIBUTED NET INVESTMENT  INCOME, END OF PERIOD .........................        $    720,870         $     40,737
---------------------------------------------------------------------------------------------------------------------------

CHANGES IN PORTFOLIO SHARES
     Shares sold ............................................................           1,186,957            1,955,767
     Issued for distributions reinvested ....................................                  --               63,421
     Shares redeemed ........................................................            (806,395)          (1,620,965)
---------------------------------------------------------------------------------------------------------------------------
Net increase in fund shares .................................................             380,562              398,223
===========================================================================================================================


See Notes to Financial Statements.

Notes to Financial Statements                          June 30, 2005 (unaudited)
--------------------------------------------------------------------------------

1.   ORGANIZATION OF THE COMPANY

GE Investments Funds, Inc. (the "Company") was incorporated under the laws of the Commonwealth of Virginia on May 14, 1984 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Company is comprised of fourteen investment portfolios (collectively the "Funds"), although only the following twelve are currently being offered: U.S. Equity Fund, S&P 500 Index Fund, Premier Growth Equity Fund, Value Equity Fund, Mid-Cap Equity Fund, Small-Cap Value Equity Fund, International Equity Fund (the "Fund"), Total Return Fund, Global Income Fund, Income Fund, Money Market Fund and Real Estate Securities Fund.

Shares of the Company are offered only to insurance company separate accounts that fund certain variable life insurance contracts and variable annuity contracts. These insurance companies may include insurance companies affiliated with GE Asset Management Incorporated ("GEAM"), the investment adviser and administrator of each of the Funds.

As of June 30, 2005, GE Life and Annuity Assurance Company ("GE Life") and General Electric Capital Assurance Company, each an affiliated insurance company, controlled the Funds by ownership, through separate accounts, of virtually all of the Funds' shares of beneficial interest.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions at the date of the financial statements. Actual results may differ from those estimates.

The following summarizes the significant accounting policies of the Company:

SECURITY VALUATION AND TRANSACTIONS for which exchange quotations are readily available are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price. Securities listed on the NASDAQ will be valued at the NASDAQ's official close price. Certain fixed income securities are valued by a dealer or by a pricing service based upon a matrix system, which considers market transactions as well as dealer supplied valuations. Short-term investments maturing within sixty days are valued at amortized cost. If quotations are not readily available for a portfolio security, or if it is believed that a quotation or other market price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Fund's Board of Directors that are designed to establish its "fair value". These procedures require that the fair value of a security be established by the valuation committee. The fair value committee follows different protocols for different types of investments and circumstances.

Foreign securities may be valued with the assistance of an independent fair value pricing service in circumstances where it is believed that they have been or would be materially affected by events occurring after the close of the portfolio security's primary market and before the close of regular trading on the NYSE. This independent fair value pricing service uses a computerized system to appraise affected securities and portfolios taking into consideration various factors and the fair value of such securities may be something other than the last available quotation or other market price. GE Asset Management may also separately monitor portfolio securities and, consistent with the Fund's fair value procedures, apply a different value to a portfolio security than would be applied had it been priced using market quotations or by an independent fair value pricing service.

Determining the fair value of securities involves the application of both subjective and objective considerations. Security values may differ depending on the methodology used to determine their values, and may differ from the last quoted sale or closing price. No assurance can be given that use of these fair value procedures will always better represent the price at which a Fund could sell the affected portfolio security.

Security transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

REPURCHASE AGREEMENTS The Fund may enter into repurchase agreements. The Fund's or a third party custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Fund. The Fund values the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to 102% of the repurchase price. In the event the seller defaults and the value of the security declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

Notes to Financial Statements                          June 30, 2005 (unaudited)
--------------------------------------------------------------------------------

SECURITY LENDING The Fund may loan securities to brokers, dealers, and financial institutions determined by GEAM to be creditworthy, subject to certain limitations. The Fund continues to receive the interest and dividends on the loaned securities during the term of the loan. The loans of securities are secured by collateral in the form of cash or other liquid assets, which are segregated and maintained with the custodian in an amount at least equal to 102% of the current market value of the loaned securities. During the term of the loan, the Fund will record any gain or loss in the market value of its loaned securities and of securities in which cash collateral is invested. The Fund will also earn interest, net of any rebate, from securities in which cash collateral is invested. In the event the counterparty (borrower) does not meet its contracted obligation to return the securities, the Fund may be exposed to the risk of loss of reacquiring the loaned securities at prevailing market prices using the proceeds of the sale of the collateral.

FOREIGN CURRENCY Accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period. Such fluctuations are included in the net realized or unrealized gain or loss from investments. Net realized gains or losses on foreign currency transactions represent net gains or losses on sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income and withholding taxes accrued and the U.S. dollar amount actually received or paid, and gains or losses between the trade and settlement date on purchases and sales of securities. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases or decreases in unrealized appreciation/depreciation on foreign currency related transactions.

FUTURES CONTRACTS The Fund may invest in interest rate, financial or stock or bond index futures contracts subject to certain limitations. The Fund may invest in futures contracts to manage its exposure to the stock and bond markets and fluctuations in currency values. Buying futures tends to increase the Fund's exposure to the underlying instrument while selling futures tends to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. The Fund will not enter into a transaction involving futures for speculative purposes. The Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the fair value of the underlying security. The Fund records an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Fund recognizes a realized gain or loss on the expiration or closing of a futures contract.

OPTIONS The Fund may purchase and write options, subject to certain limitations. The Fund may invest in options contracts to manage their exposure to the stock and bond markets and fluctuations in foreign currency values. Writing puts and buying calls tend to increase the Fund's exposure to the underlying instrument while buying puts and writing calls tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. The Fund will not enter into a transaction involving options for speculative purposes. The Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Options are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price.

Notes to Financial Statements                          June 30, 2005 (unaudited)
--------------------------------------------------------------------------------

When the Fund writes an option, the amount of the premium received is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase, as a realized loss. When an option is exercised, the proceeds from the sale of the underlying security or the cost basis of the securities purchased is adjusted by the original premium received or paid.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS The Fund may enter into forward foreign currency exchange contracts to facilitate transactions in foreign denominated securities and to manage the Fund's currency exposure. Forward foreign currency exchange contracts are valued at the mean between the bid and the offered forward rates as last quoted by a recognized dealer. The aggregate principal amounts of the contracts are not recorded in the Fund's financial statements. Such amounts appear under the caption forward foreign currency contracts in the Schedule of Investments. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (or liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains or losses on foreign currency related transactions. The Fund's risks in using these contracts include changes in the value of foreign currency or the possibility that the counterparties do not perform under the contracts' terms. When the Fund enters into a forward foreign currency exchange contract, it is required to segregate cash or liquid securities with its custodian in an amount equal to the value of the Fund's total assets committed to the consummation of the forward contract. If the value of the segregated securities declines, additional cash or securities is segregated so that the value of the account will equal the amount of the Fund's commitment with respect to the contract.

INVESTMENTS IN FOREIGN MARKETS Investments in foreign markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, tariffs and taxes, subject to delays in settlements, and their prices may be more volatile.

The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based upon net investment income, net realized gains and net unrealized appreciation as income and/or capital gains are earned.

INCOME TAXES The Fund intends to comply with all sections of the Internal Revenue Code applicable to regulated investment companies including the distribution of substantially all of their taxable net investment income and net realized capital gains to their shareholders. Therefore, no provision for federal income tax has been made. The Fund is treated as a separate taxpayer for federal income tax purposes.


At June 30, 2005, information on the tax cost of investments is as follows:

                                                                                                              Net Tax
        Cost of                          Gross Tax                          Gross Tax                       Unrealized
    Investments for                     Unrealized                         Unrealized                      Appreciation
     Tax Purposes                      Appreciation                       Depreciation                    on Investments
---------------------------------------------------------------------------------------------------------------------------
     $61,860,350                        $8,444,332                         $(699,508)                       $7,744,824


Notes to Financial Statements                          June 30, 2005 (unaudited)
--------------------------------------------------------------------------------

As of December 31, 2004, the Fund has the capital loss carryover as indicated below. The capital loss carryover is available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income.


          Amount                                  Expires
--------------------------------------------------------------------------------

       $   890,080                                12/31/09
         8,364,676                                12/31/10
         4,537,505                                12/31/11

During the year ended December 31, 2004, the Fund utilized approximately $3,066,718 of capital loss carryovers.

Any net capital and currency losses incurred after October 31, within the Fund's tax year, are deemed to arise on the first day of the Fund's next tax year if the Fund so elects to defer such losses.

The Fund had no losses incurred after October 31, 2004.

The tax composition of distributions paid (other than return of capital distributions for the year) during the year ended December 31, 2004 was as follows:


  Ordinary                  Long-Term
   Income                 Capital Gains             Total
--------------------------------------------------------------------------------
   $615,816                  $ --                 $615,816

DISTRIBUTIONS TO SHAREHOLDERS The Fund declares and pays dividends from net investment income annually. The Fund declares and pays net realized capital gains in excess of capital loss carryforwards distributions annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include (but are not limited to) futures, treatment of realized gains and losses on foreign currency contracts, and losses deferred due to wash sale transactions. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or the net asset value of the Fund. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

INVESTMENT INCOME Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions, which are recorded as soon after ex-dividend date as such information becomes available. Interest income is recorded on the accrual basis. All discounts and premiums on taxable bonds are accreted to call or maturity date, whichever is shorter, using the effective yield method.

EXPENSES Expenses of the Company which are directly identifiable to one of the Funds are allocated to that portfolio. Expenses which are not directly identifiable to one of the Funds are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expenses and relative sizes of the Funds. All expenses of the Fund are paid by GEAM and reimbursed by the Fund.

3.   LINE OF CREDIT

Effective December 15, 2004, and expiring December 14, 2005, the Company shares a revolving credit facility of up to $25 million with a number of its affiliates. The credit facility is with its custodian bank, State Street Bank and Trust Company. The revolving credit facility requires the payment of a commitment fee equal to 0.09% per annum on the daily unused portion of the credit facility, payable quarterly. The portion borne by the Funds generally is borne proportionally based upon net assets. Generally, borrowings under the credit facility would accrue interest at the Federal Funds Rate plus 50 basis points and is borne by each of the borrowing Funds. The maximum amount allowed to be borrowed by any one of the Funds is the lesser of its prospectus limitation, 20% of its net assets, or $25 million. The credit facility was not utilized by the Company during the period ended June 30, 2005.

4.   AMOUNTS PAID TO AFFILIATES

ADVISORY AND ADMINISTRATION FEES GEAM, a registered investment adviser, was retained by the Company's Board of Directors effective May 1, 1997 to act as investment adviser and administrator of the Fund. Compensation of GEAM for investment advisory and administrative services is paid monthly based on the average daily net assets of the Fund. The advisory and administrative fee is stated in the following schedule:

Notes to Financial Statements                          June 30, 2005 (unaudited)
--------------------------------------------------------------------------------


                    Annualized based on
                  average daily net assets
--------------------------------------------------------------------------------

     Average Daily                            Advisory and
      Net Assets                             Administration
        of Fund                                   Fees
--------------------------------------------------------------------------------
   First $100 million                             1.00%
   Next $100 million                              .95%
   Over $200 million                              .90%


Effective January 1, 2002, GECIS (General Electric Capital International Services) began performing certain accounting and certain administration services previously provided by an unaffiliated service provider. For the period ending June 30, 2005, $1,269 was charged to the Fund. Administrative services not performed by GEAM or GECIS were provided by an unaffiliated service provider.

ADVISORY AND ADMINISTRATIVE AGREEMENT RENEWAL

The Board of Directors, including the independent directors, of the GE Investments Funds, Inc. unanimously approved the continuance of the investment advisory agreement between each Fund and GE Asset Management Incorporated ("GEAM") at a meeting held on December 3, 2004.

In considering whether to approve the investment advisory agreement as it relates to the Fund, the Board (including the independent directors) considered and discussed a substantial amount of information and analysis prepared by GEAM at the Board's request. The Board also considered detailed information regarding performance and expenses of other investment companies with similar investment objectives and sizes, which was prepared by an independent third party provider, Lipper Inc. The Board reviewed the fees charged by GEAM for investment products other than mutual funds that employ the same investment strategies as the Fund. Before approving the Funds' advisory agreement, the independent directors reviewed the proposed continuance of the agreement with management of GEAM and with experienced legal counsel who is independent of GEAM and the GE Investments Funds, Inc. That legal counsel prepared a memorandum discussing the legal standards for the consideration of the proposed continuance.
The independent directors also discussed the proposed continuance in a private session with their independent legal counsel at which no representative of GEAM was present. In determining to continue the agreement with respect to the Fund, the directors considered all factors they believed relevant, including the factors discussed below.

In their deliberations, the directors did not identify any particular information that was all-important or controlling, and each director attributed different weights to the various factors.

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY THE MANAGER

The Board reviewed the services provided by GEAM, and the independent directors concurred that GEAM provides high quality advisory and administrative services because of the level of research, analysis, investment discipline and other services, such as securities trading, provided to the Fund. The independent directors specifically considered the favorable attributes of GEAM, including an investment philosophy oriented toward long-term performance, the processes used for selecting investments, selecting brokers and for compliance activities, and the quality of the investment professionals employed by GEAM. The Board noted that the Fund represents only a small portion of the overall assets managed by GEAM, but the Fund benefits from a full array of services and resources provided by GEAM.

INVESTMENT PERFORMANCE

The Board reviewed detailed performance information for the Fund for various periods, which it also monitors as part of its regular quarterly Board meetings. The Board also reviewed detailed comparisons of the performance of the Fund with relevant securities indexes and various peer groups of mutual funds prepared by Lipper with respect to various periods. GEAM discussed in detail its investment process, focusing on the Fund's investment objective, the number and experience of portfolio management personnel, the investment style and approach employed, the likely market cycles for the investment style, and recent performance in light of GEAM's commitment to long-term satisfactory performance with respect to the Fund's investment objective and investment approach. The Board and the independent directors concluded that the Fund's performance was acceptable over the relevant periods, particularly from a longer-term perspective, which the Board believes is most relevant.

COSTS OF SERVICES PROVIDED AND PROFITABILITY

At the request of the independent directors, GEAM provided information concerning the profitability of GEAM's investment advisory and investment company activities and its financial condition for various past periods. The directors considered the profit margin information for GEAM's investment company business as

Notes to Financial Statements                          June 30, 2005 (unaudited)
--------------------------------------------------------------------------------

a whole, as well as GEAM's profitability data for the Fund. The directors reviewed GEAM's assumptions and the methods of cost allocation used by GEAM in preparing the profitability data. GEAM stated its belief that the methods of allocation used were reasonable and consistent across its business.

The directors also examined the fee and expense ratios for the Fund and observed that GEAM's figures were in line with the applicable peer group. The directors noted the additional services provided by GEAM to the Fund compared to other investment products managed by GEAM.

The directors recognized that GEAM should be entitled to earn a reasonable level of profits for the services it provides to the Fund and, based on their review, concluded that they were satisfied that GEAM's level of profitability from its relationship with the Fund was not unreasonable or excessive.

ECONOMIES OF SCALE

The Board considered the extent to which economies of scale would be realized as the Fund grows, and whether fee levels reflect these economies of scale for the benefit of Fund investors. The independent directors did not disagree with GEAM's assertion that the competitive fees it has charged to the Fund since inception means that GEAM is already sharing the fee benefits of larger asset sizes compared to having charged higher fees on lower asset levels for the Fund when newer. The Board recognized the benefits to the Fund of GEAM's past investment in the Funds' operations (through those competitive fees and through subsidies of operating expenses). The Board reviewed the applicable fee breakpoints and concluded that no changes were needed.

FALL-OUT FINANCIAL BENEFITS

The Board and the independent directors considered other actual and potential financial benefits to GEAM in concluding that the contractual advisory fees are reasonable for the Fund. An example of those benefits would be the soft dollars generated by portfolio transactions by the Fund. The Board noted, however, that the Fund benefits from the vast array of resources available through GEAM and that the Fund represents only a small portion of the overall assets managed by GEAM.

CONCLUSION

The Board and the independent directors separately concluded that the renewal of the advisory agreement was in the best interest of the shareholders of the Fund.

DIRECTORS' COMPENSATION The Fund pays no compensation to their directors who are officers or employees of GEAM or its affiliates. Directors who are not such officers or employees also serve in a similar capacity for other funds advised by GEAM. Compensation paid to unaffiliated directors are reflected on the Statement of Operations. These fees are allocated pro rata across all of the mutual fund platforms and share classes served by the directors, including the Fund, and are based upon the relative net assets of each fund within such platforms. (For additional information about directors compensation please refer to the Statement of Additional Information.)

5.   INVESTMENT TRANSACTIONS

PURCHASES AND SALES OF SECURITIES The cost of purchases and the proceeds from sales of investments, other than short-term securities and options, for the period ended June 30, 2005 were as follows:


      Purchases                                 Sales
--------------------------------------------------------------------------------
     $19,432,980                             $13,830,649


SECURITY LENDING At June 30, 2005, the Fund participated in securities lending:


       Loaned
   securities at                               Cash
    market value                            Collateral
--------------------------------------------------------------------------------
     $10,447,473                            $10,976,159

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------

INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS:

The business and affairs of the Company are managed under the direction of the Company's Board of Directors. Information pertaining to the Directors and officers of the Company is set forth below.



INTERESTED DIRECTORS AND EXECUTIVE OFFICERS

--------------------------------------------------------------------------------
MICHAEL J. COSGROVE
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    56

POSITION(S) HELD WITH FUND    Chairman of the Board and President

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 8 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Executive Vice President - Chief Commercial Officer of GEAM (formerly President, GE Asset Management Services division ("GEAMS") of GE Financial Assurance Holdings, Inc., an indirect wholly-owned subsidiary of General Electric Company ("GE")), since February 1997; Vice President, GE Capital Corporation, an indirect wholly-owned subsidiary of GE, since December 1999; Executive Vice President - Sales and Marketing of GEAM, a wholly-owned subsidiary of GE that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, since March 1993; Director of GEAM since 1988.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    49

OTHER DIRECTORSHIPS HELD BY DIRECTOR Chairman of the Board and President of GE Funds since 1993, and GE Institutional Funds and GE LifeStyle Funds since their inception; Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since 1988; Trustee of Fordham University since 2003 and Marymount College from 1994 through 2002.

--------------------------------------------------------------------------------
ALAN M. LEWIS
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    58

POSITION(S) HELD WITH FUND    Director and Executive Vice President

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 5 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS    Executive Vice President,
General Counsel and Secretary of GEAM since 1987

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    49

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee and Executive Vice President of GE Funds, GE Institutional Funds and GE LifeStyle Funds since their inception. Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since 1987.

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
ROBERT HERLIHY
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    38

POSITION(S) HELD WITH FUND    Treasurer

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 3 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Manager of Mutual Fund Operations at GEAM since March 2002; from August 1999 to March 2002, Mr. Herlihy was a manager in the Investment Company Services Group of PricewaterhouseCoopers LLP, New York; from September 1998 to August 1999 a Supervisor in the Investment Company Group at McGladrey & Pullen LLP (Acquired by PricewaterhouseCoopers LLP in August 1999); from June 1996 to September 1998 a Manager of Audit Services at Condon O'Meara McGinty & Donnelly LLP. Treasurer of GE Funds, GE Lifestyle Funds, GE Institutional Funds, Elfun Funds, and GE Savings & Security Funds since June 2002.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR    N/A


--------------------------------------------------------------------------------
MATTHEW J. SIMPSON
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    44

POSITION(S) HELD WITH FUND    Vice President and Secretary

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 8 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Senior Vice President and General Counsel - Marketing and Client Services (formerly Asset Management Services), at GEAM and Senior Vice President and General Counsel of GEAMS since February 1997; from October 1992 to February 1997, Vice President and Associate General Counsel of GEAM; Secretary of GE Funds since 1993 and Vice President since September 2003; Secretary of GE Institutional Funds and GE LifeStyle Funds since their inception and Vice President since September 2003; Assistant Secretary of Elfun Funds and GE Savings & Security Funds since 1998 and Vice President since October 2003.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR    N/A


--------------------------------------------------------------------------------
JEANNE M. LAPORTA
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    39

POSITION(S) HELD WITH FUND    Vice President and Assistant Secretary

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 1 year

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Vice President and Associate General Counsel - Marketing and Client Services (formerly Asset Management Services) at GEAM since May 1997; Vice President and Assistant Secretary of GE Funds, GE Institutional Funds and GE LifeStyle Funds since September 2003; Vice President and Assistant Secretary of Elfun Funds and GE Savings & Security Funds since October 2003.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR    N/A

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------


NON-INTERESTED DIRECTORS
--------------------------------------------------------------------------------
JOHN R. COSTANTINO
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    59

POSITION(S) HELD WITH FUND    Director

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 8 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS    Managing Director, Walden
Partners, Ltd., consultants and investors, since August 1992.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    41

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds since 1993, GE Institutional Funds and GE LifeStyle Funds since their inception; Trustee of Fordham University since 2002 and Marymount College from 2001 through 2002; Neuroscience Research Institute since 1986; Diocesan Finance Counsel of the Dioceses of Brooklyn & Queens since 2001; Gregorian University Foundation since 1994.

--------------------------------------------------------------------------------
WILLIAM J. LUCAS
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    57

POSITION(S) HELD WITH FUND    Director

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 8 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Vice President and Treasurer of Fairfield University since 1983.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    41

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds since 1993, and GE Institutional Funds and GE LifeStyle Funds since their inception.

--------------------------------------------------------------------------------
ROBERT P. QUINN
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    69

POSITION(S) HELD WITH FUND    Director

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 8 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS    Retired since 1983 from
Salomon Brothers Inc.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    41

OTHER DIRECTORSHIPS HELD BY DIRECTOR GP Financial Corp, holding company; The Greenpoint Savings Bank, a financial institution. Trustee of GE Funds since 1993, and GE Institutional Funds and GE LifeStyle Funds since their inception.

--------------------------------------------------------------------------------
PROXY VOTING POLICIES AND PROCEDURES
You may request without charge a description of the Trust's policies and procedures for voting proxies related to the Funds' portfolio securities by calling 1-800-242-0134. You may also view a description of those policies and procedures on the Funds' website at http://www.gefunds.com or on the SEC's website at http://www.sec.gov.

Investment Team
--------------------------------------------------------------------------------


INVESTMENT ADVISER AND ADMINISTRATOR
GE Asset Management Incorporated

BOARD OF DIRECTORS
Michael J.Cosgrove, CHAIRMAN
John R. Costantino
Alan M. Lewis
William J. Lucas
Robert P. Quinn

SECRETARY
Matthew J. Simpson

TREASURER
Robert Herlihy

ASSISTANT TREASURER
Christopher M. Isaacs

DISTRIBUTOR
GE Investment Distributors, Inc.
Member NASD and SIPC

COUNSEL
Sutherland, Asbill & Brennan, LLP

CUSTODIAN
State Street Bank & Trust Company

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP

OFFICERS OF THE INVESTMENT ADVISER
John H. Myers, CHIEF EXECUTIVE OFFICER
David B. Carlson, EVP, DOMESTIC EQUITIES
Michael J. Cosgrove, EVP, CHIEF COMMERCIAL OFFICER
Kathryn Karlic, EVP, FIXED INCOME
Ralph R. Layman, EVP, INTERNATIONAL EQUITIES
Alan M. Lewis, EVP, GENERAL COUNSEL AND SECRETARY
Robert A. MacDougall, EVP, FIXED INCOME
Don W. Torey, EVP, ALTERNATIVE INVESTMENTS AND REAL ESTATE
John J. Walker, EVP, CHIEF FINANCIAL OFFICER

GE Investments Funds, Inc.
Total Return Fund


Semi-Annual Report
JUNE 30, 2005

[LOGO OMITTED]

GE Investments Funds, Inc.
Total Return Fund                                                   Contents
----------------------------------------------------------------------------



MANAGER REVIEW AND SCHEDULE OF INVESTMENTS ..............................   1

NOTES TO PERFORMANCE ....................................................  14

NOTES TO SCHEDULE OF INVESTMENTS ........................................  15

FINANCIAL STATEMENTS

     Financial Highlights ...............................................  16

     Statement of Assets and Liabilities ................................  17

     Statement of Operations ............................................  18

     Statements of Changes in Net Assets ................................  19

     Notes to Financial Statements ......................................  20

ADDITIONAL INFORMATION ..................................................  27

INVESTMENT TEAM .........................................................  30



This report is prepared for Policyholders of certain variable contracts and may be distributed to others only if preceded or accompanied by the variable contract's current prospectus and the current prospectus of the Funds available for investments thereunder.

Total Return Fund
--------------------------------------------------------------------------------

                                                                             Q&A


THE TOTAL RETURN FUND IS MANAGED BY A TEAM OF PORTFOLIO MANAGERS LED BY RALPH R. LAYMAN, CHRISTOPHER D. BROWN, AND PAUL M. COLONNA (PICTURED BELOW FROM LEFT TO RIGHT). EACH OF THE FOREGOING PORTFOLIO MANAGERS IS RESPONSIBLE FOR MANAGING ONE OF THREE SUB-PORTFOLIOS: INTERNATIONAL EQUITY, U.S. EQUITY, AND FIXED INCOME. MR. LAYMAN MANAGES THE INTERNATIONAL EQUITY SUB-PORTFOLIO, MR. BROWN MANAGES THE U.S. EQUITY SUB-PORTFOLIO, AND MR. COLONNA MANAGES THE FIXED INCOME SUB-PORTFOLIO.

RALPH R. LAYMAN IS A DIRECTOR AND EXECUTIVE VICE PRESIDENT OF GE ASSET MANAGEMENT. HE MANAGES THE OVERALL INTERNATIONAL EQUITY INVESTMENTS FOR GE ASSET MANAGEMENT. MR. LAYMAN MANAGES THE FOREIGN INVESTMENTS FOR THE TOTAL RETURN FUND. HE HAS SERVED IN THIS CAPACITY SINCE 1997. MR. LAYMAN JOINED GE ASSET MANAGEMENT IN 1991 AS SENIOR VICE PRESIDENT FOR INTERNATIONAL INVESTMENTS AND BECAME AN EXECUTIVE VICE PRESIDENT IN 1992. RALPH IS THE HOLDER OF A CHARTERED FINANCIAL ANALYST DESIGNATION, A CHARTER MEMBER OF THE INTERNATIONAL SOCIETY OF SECURITY ANALYSTS AND A MEMBER OF THE NEW YORK SOCIETY OF SECURITY ANALYSTS. HE IS ALSO A MEMBER OF THE NEW YORK STOCK EXCHANGE INTERNATIONAL CAPITAL MARKETS ADVISORY COMMITTEE AND A MEMBER OF THE FRANK RUSSELL 20/20 EXECUTIVE COMMITTEE. HE HOLDS A BS IN ECONOMICS AND AN MS IN FINANCE FROM THE UNIVERSITY OF WISCONSIN.

CHRISTOPHER D. BROWN IS A SENIOR VICE PRESIDENT OF GE ASSET MANAGEMENT.
HE MANAGES DOMESTIC EQUITY INVESTMENTS FOR THE TOTAL RETURN FUND AND HAS SERVED IN THIS CAPACITY SINCE SEPTEMBER 2003. MR. BROWN JOINED GE ASSET MANAGEMENT IN 1985 AS A MANAGER OF FUND ACCOUNTING. HE BECAME A U.S. EQUITY ANALYST IN 1989, A VICE PRESIDENT AND PORTFOLIO MANAGER IN 1992 AND A SENIOR VICE PRESIDENT IN 1996. MR. BROWN IS A CUM LAUDE GRADUATE IN ECONOMICS FROM BUCKNELL UNIVERSITY AND IS THE HOLDER OF A CHARTERED FINANCIAL ANALYST DESIGNATION.

PAUL M. COLONNA IS A SENIOR VICE PRESIDENT OF GE ASSET MANAGEMENT. SINCE JANUARY 2005, HE HAS LED THE TEAM OF PORTFOLIO MANAGERS FOR THE FIXED INCOME INVESTMENTS FOR GE ASSET MANAGEMENT AND HAS BEEN RESPONSIBLE FOR THE FIXED INCOME PORTION OF THE TOTAL RETURN FUND. MR. COLONNA HAS SERVED ON THE FUND'S PORTFOLIO MANAGEMENT TEAM SINCE JOINING GE ASSET MANAGEMENT IN 2000. PRIOR TO JOINING GE ASSET MANAGEMENT, MR. COLONNA WAS A SENIOR PORTFOLIO MANAGER WITH THE FEDERAL HOME LOAN MORTGAGE CORPORATION, OVERSEEING THE MORTGAGE INVESTMENT GROUP.



[PHOTO OMITTED]

Total Return Fund
--------------------------------------------------------------------------------

                                                                             Q&A


Q. HOW DID THE TOTAL RETURN FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2005?

A. For the six-month period ended June 30, 2005, the Total Return Fund returned (1.31)%. The Fund's broad-based benchmarks, the S&P 500 Index and the Lehman Brothers Aggregate Bond Index, returned (.81)% and 2.51%, respectively, and the Fund's Lipper peer group of 88 Flexible Portfolio Funds returned an average of 0.54% for the same period.

Q.  WHAT WERE THE PRIMARY DRIVERS OF FUND PERFORMANCE?

A. In the domestic equities markets, strength within Materials, Healthcare, and Energy contributed most to performance of the U.S. equity portion of the Fund. The portfolio's allocation to the Materials sector benefited most from strong performance in Monsanto (+13.9%). In Healthcare, the Fund's holdings in pharmaceutical stocks performed particularly well. Throughout the first half of 2005, investors returned to the Healthcare sector, finding its steady growth relatively attractive at this point in the business cycle. An overweight position in Schlumberger (+14.1%) and stock selection in the oil and gas industry contributed to outperformance in Energy. Consumer Staples, Industrials, and Utilities were the primary detractors from Fund performance. An underweight in tobacco company Altria (+8.2%) hurt performance as the stock reacted to positive legal developments. Industrials detracted from performance as Tyco (-17.8%), Dover (-12.5%) and Eaton (-16.4%) declined. Investors continued to look to Utilities for higher dividend yields, driving up performance in the sector; however, the portfolio's holdings did not keep pace with the benchmark sector, detracting from performance.

    In the international equity markets, rising oil, gas, and other commodity prices created uncertainty in some major economies already concerned about consumer fatigue. A strong rally from the U.S. Dollar served to reduce the extent of overseas returns. Energy was the runaway best performer on the back of the rising price environment. In the worst performing telecommunication sector, fixed and mobile companies weakened on increased competition combined with the need to increase investment to fight their increasingly aggressive rivals. Technology stock, Taiwan Semiconductor was the biggest contributor to returns with Samsung Electronics also helping, as the semi industry appeared to regain momentum. Mining stock BHP Billiton
    (UK) was a sizeable gainer but was countered by the presence of Alcan (Canada - aluminium) which fell on higher input costs and a strong Canadian Dollar. The absence of key energy stocks more than offset the gains from the Fund's own oil and gas holdings. However, industrial companies engaged in oil service and construction were major gainers.

    In the fixed income markets, the Federal Reserve continued to remove accommodative policy at a measured pace, raising the fed funds target 25 basis points at each of its four meetings in the first half of 2005 to 3.25%. U.S. treasury yields on the short end of the maturity spectrum rose, not surprisingly, in tandem with the Fed's actions. However, in what Fed Chairman Greenspan referred to as a "conundrum", yields on longer maturity treasury securities (10 years or greater) declined during the period. Weaker economic data, benign inflation, healthy foreign demand and expected demand for long duration assets due to potential pension reform helped the rally in longer issues. Poor earnings forecasts from GM and Ford and subsequent downgrades of the two major auto companies to below investment grade by S&P rattled the corporate sector causing that sector to underperform on a duration-adjusted basis. Security selection, in particular, the underweight in auto issuers helped Fund performance. Yield curve positioning contributed positively to return as the yield difference between short and long maturity issues narrowed significantly. Exposure in treasury inflation-protected securities helped in February and March as yields rose, but then negatively affected performance in April and May as longer yields fell. The underweight in treasury securities moderately hurt relative return.

Total Return Fund
--------------------------------------------------------------------------------
                                              Understanding Your Fund's Expenses


As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended June 30, 2005.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses Paid During Period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.



JANUARY 1, 2005 - JUNE 30, 2005

---------------------------------------------------------------------------------------------------------------------------
                                     ACCOUNT VALUE AT                   ACCOUNT VALUE                     EXPENSES
                                     THE BEGINNING OF                   AT THE END OF                    PAID DURING
                                      THE PERIOD ($)                    THE PERIOD ($)                 THE PERIOD ($)*
---------------------------------------------------------------------------------------------------------------------------
Actual Fund Return**                     1,000.00                           986.85                           2.07
---------------------------------------------------------------------------------------------------------------------------
Hypothetical 5% Return
   (2.5% for the period)                 1,000.00                         1,022.44                           2.13
---------------------------------------------------------------------------------------------------------------------------

  *EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.42% (FROM
   PERIOD JANUARY 1, 2005 - JUNE 30, 2005), MULTIPLIED BY THE AVERAGE ACCOUNT VALUE\ OVER THE PERIOD, MULTIPLIED BY 181/365 (TO REFLECT THE SIX-MONTH PERIOD).

 **ACTUAL FUND RETURN FOR SIX-MONTH PERIOD ENDED JUNE 30, 2005 WAS (1.31)%.

Total Return Fund                                                    (unaudited)
--------------------------------------------------------------------------------


CHANGE IN VALUE
OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------



[Line chart omitted -- plot points are as follows:]




                         Total Return Fund           S&P 500 Index          LB Aggregate Bond Index
-----------------------------------------------------------------------------------------------------
06/01/95                    10,000                     10,000                      10,000
12/01/95                    11,195                     11,439                      10,631
12/01/96                    12,381                     14,084                      11,017
12/01/97                    14,608                     18,772                      12,080
12/01/98                    17,106                     24,159                      13,130
12/01/99                    19,372                     29,249                      13,022
12/01/00                    20,330                     26,563                      14,536
12/01/01                    19,743                     23,399                      15,763
12/01/02                    17,904                     18,227                      17,380
12/01/03                    21,541                     23,463                      18,093
12/01/04                    23,305                     26,017                      18,878
06/01/05                    22,999                     25,806                      19,352


AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED JUNE 30, 2005
--------------------------------------------------------------------------------


                              SIX        ONE     FIVE      TEN
                             MONTHS     YEAR     YEAR     YEAR
--------------------------------------------------------------------------------

Total Return Fund            -1.31%     5.16%    2.85%    8.69%
--------------------------------------------------------------------------------

S&P 500 Index                -0.81%     6.33%   -2.38%    9.94%

LB Aggregate Bond Index       2.51%     6.80%    7.40%    6.83%

Lipper peer group average*    0.54%     6.90%    2.45%    8.55%

Inception date               7/1/85
--------------------------------------------------------------------------------

            Total Return Fund (ending value $22,999)
            S&P 500 Index (ending value $25,806)
            LB Aggregate Bond Index (ending value $19,352)


INVESTMENT PROFILE

A fund designed for investors who seek the highest total return, composed of current income and capital appreciation, as is consistent with prudent investment risk by investing primarily in a combination of equity securities and investment grade debt securities.


TOP TEN LARGEST HOLDINGS
AS OF JUNE 30, 2005
as a % of Market Value
--------------------------------------------------------------------------------
 Federal National Mortgage Assoc. 6.00% TBA              2.36%
--------------------------------------------------------------------------------
 Pfizer Inc.                                             1.99%
--------------------------------------------------------------------------------
 First Data Corp.                                        1.99%
--------------------------------------------------------------------------------
 Citigroup Inc.                                          1.95%
--------------------------------------------------------------------------------
 Microsoft Corp.                                         1.76%
--------------------------------------------------------------------------------
 Liberty Media Corp. (Series A)                          1.70%
--------------------------------------------------------------------------------
 Vodafone Group PLC ADR                                  1.63%
--------------------------------------------------------------------------------
 Johnson & Johnson                                       1.54%
--------------------------------------------------------------------------------
 American International Group, Inc.                      1.49%
--------------------------------------------------------------------------------
 Exxon Mobil Corp.                                       1.48%
--------------------------------------------------------------------------------


PORTFOLIO COMPOSITION
AS OF JUNE 30, 2005
as a % of Market Value
--------------------------------------------------------------------------------


Market Value of $787,289 (in thousands)


[Pie chart omitted -- plot points are as follows:]


Domestic Equity                               48.6%
Bonds and Notes                               23.0%
Foreign Equity                                16.6%
Short-Term Investments                        11.8%


 * LIPPER PERFORMANCE COMPARISONS ARE BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE SIX-MONTH, ONE-YEAR, FIVE-YEAR, AND TEN-YEAR PERIODS INDICATED IN THE FLEXIBLE PORTFOLIO PEER GROUP CONSISTING OF 88, 84, 58, AND 42 UNDERLYING ANNUITY FUNDS, RESPECTIVELY.

   SEE NOTES TO PERFORMANCE ON PAGE 14 FOR FURTHER INFORMATION, INCLUDING AN EXPLANATION OF LIPPER PEER CATEGORIES.

  PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES.

TOTAL RETURN FUND

Schedule of Investments                                June 30, 2005 (unaudited)
--------------------------------------------------------------------------------

                                TOTAL RETURN FUND
--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES           VALUE
--------------------------------------------------------------------------------

DOMESTIC EQUITY -- 52.7%
--------------------------------------------------------------------------------


CONSUMER DISCRETIONARY -- 9.0%

Carnival Corp.                       182,516     $     9,956,248(g,i)
Comcast Corp. (Class A) (Special)    344,752          10,325,322   (a)
eBay Inc.                             44,899           1,482,116(a)
Family Dollar Stores, Inc.            70,978           1,852,526(i)
Liberty Global Inc. (Series A)        79,050           3,689,264(a,i)
Liberty Media Corp. (Series A)     1,314,052          13,390,190(a,i)
Omnicom Group                         20,279           1,619,481
Target Corp.                          87,202           4,744,661
The Home Depot, Inc.                 261,551          10,174,334
Viacom Inc. (Class B)                175,114           5,607,150
                                                      62,841,292

CONSUMER STAPLES -- 4.2%

Avon Products, Inc.                   35,489           1,343,259
Clorox Co.                            36,503           2,033,947
Colgate-Palmolive Co.                182,516           9,109,374
PepsiCo, Inc.                        168,320           9,077,498
Sara Lee Corp.                        91,258           1,807,821
The Coca-Cola Co.                     93,286           3,894,690
Wal-Mart Stores, Inc.                 41,167           1,984,249
                                                      29,250,838

ENERGY -- 3.9%

Burlington Resources Inc.             92,819           5,127,322(i)
Exxon Mobil Corp.                    202,795          11,654,629
Nabors Industries Ltd.                40,559           2,458,687(a)
Schlumberger Ltd.                    108,577           8,245,337
                                                      27,485,975

FINANCIALS -- 10.1%

AFLAC Incorporated                    82,132           3,554,673(g)
Alleghany Corp.                          337            100,089(a,i)
American International
   Group, Inc.                       202,572          11,769,433(g)
Bank of America Corp.                 85,174           3,884,786(g)
Berkshire Hathaway
   Inc. (Class B)                      1,544           4,297,724(a)
Citigroup Inc.                       331,570          15,328,481(g)
Federal National Mortgage
   Association                       185,416          10,828,294
HCC Insurance Holdings, Inc.          38,531           1,459,169(i)
MBNA Corp.                           150,068           3,925,779
Mellon Financial Corp.                78,537           2,253,227
Merrill Lynch & Co., Inc.             36,503           2,008,030
State Street Corp.                   202,795          9,784,859(d)
SunTrust Banks, Inc.                  25,349           1,831,212
                                                      71,025,756


                                      NUMBER
                                   OF SHARES             VALUE
--------------------------------------------------------------------------------

HEALTHCARE -- 8.6%
Abbott Laboratories                  171,605     $     8,410,361(g)
Aetna Inc.                            19,010           1,574,408
Amgen Inc.                            98,809           5,973,992(a)
Cardinal Health, Inc.                 15,210             875,792(i)
Johnson & Johnson                    186,572          12,127,180
Lincare Holdings Inc.                138,915           5,673,289(a,i)
Pfizer Inc.                          567,827          15,660,669
Wyeth                                227,658          10,130,781
                                                      60,426,472

INDUSTRIALS -- 3.1%
Corinthian Colleges, Inc.             93,842           1,198,362(a,i)
Dover Corp.                          219,566           7,987,811
Southwest Airlines Co.               253,717           3,534,278(i)
Tyco International Ltd.              184,544           5,388,685
United Technologies Corp.              9,734             499,841
Waste Management, Inc.               108,495           3,074,748
                                                      21,683,725

INFORMATION TECHNOLOGY -- 13.6%
Applied Materials, Inc.              202,795           3,281,223
Automatic Data Processing, Inc.      135,873           5,702,590(g)
Certegy Inc.                         119,041           4,549,747(i)
Checkfree Corp.                       36,067           1,228,442(a)
Cisco Systems, Inc.                  335,626           6,413,813(a)
Dell Inc.                            192,635           7,611,009(a)
EMC Corp.                            278,843           3,822,938(a)
First Data Corp.                     389,367          15,629,191(g,i)
Intel Corp.                          274,787           7,160,949
International Business
   Machines Corp.                     21,699           1,610,066
Intuit Inc.                          177,446           8,004,589(a,i)
Microsoft Corp.                      557,687          13,852,945
Molex Inc. (Class A)                 316,158           7,423,390(i)
Novellus Systems, Inc.                40,559           1,002,213(a,i)
Oracle Corp.                         344,752           4,550,726(a)
Paychex, Inc.                         30,642             997,091(i)
Yahoo! Inc.                           66,557           2,306,200(a)
                                                      95,147,122

MATERIALS -- 0.2%
Monsanto Co.                          25,349           1,593,692

TOTAL DOMESTIC EQUITY
   (COST $359,851,683)                               369,454,872


--------------------------------------------------------------------------------
FOREIGN EQUITY -- 18.6%
--------------------------------------------------------------------------------
COMMON STOCK -- 18.5%
--------------------------------------------------------------------------------

CONSUMER DISCRETIONARY -- 1.5%

Accor S.A.                             3,981             186,856(i)
Bayerische Motoren Werke AG           16,468             752,222(i)
Honda Motor Co. Ltd.                  17,600             868,802
Kingfisher PLC                       225,311             993,492


See Notes to Schedule of Investments on page 15 and Notes to Financial
Statements.

TOTAL RETURN FUND

Schedule of Investments                                June 30, 2005 (unaudited)
--------------------------------------------------------------------------------

                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------

Koninklijke Philips Electronics N.V.  82,403     $     2,085,008
Lagardere S.C.A. (Regd.)              22,852           1,694,528(i)
LVMH Moet Hennessy
   Louis Vuitton S.A.                 11,476             887,789(i)
Mediaset S.p.A.                       12,185             143,682(i)
Reed Elsevier PLC                    171,953           1,647,420
Renault S.A.                          14,157           1,249,445(i)
Toyota Motor Corp.                     6,794             243,702
                                                      10,752,946

CONSUMER STAPLES -- 1.1%

Carrefour S.A.                        20,210             981,136(i)
Diageo PLC                           113,992           1,681,593
Lawson, Inc.                           7,903             276,009
Nestle S.A. (Regd.)                    9,235           2,364,437
Tesco PLC                            354,253           2,024,000
                                                       7,327,175

ENERGY -- 1.4%

BG Group PLC                         131,675           1,083,335
China Petroleum &
   Chemical Corp.                  1,332,000             522,635
Ente Nazionale Idrocarburi S.p.A.   106,915            2,758,293(i)
LUKOIL ADR                            19,391             713,783(i)
Petroleo Brasileiro S.A. ADR.         11,813             543,871(i)
Stolt Offshore S.A.                   93,154             851,349(a)
Total S.A.                            14,358           3,377,420(i)
                                                       9,850,686

FINANCIALS -- 3.9%

Acom Co. Ltd.                         27,376           1,756,550
Aiful Corp.                            9,775             729,530
Allianz AG (Regd.)                     7,540             866,914
AXA S.A.                              59,995           1,501,322(i)
Banca Intesa S.p.A.                  205,109             939,873
Banco Santander Central
   Hispano S.A. (Regd.)              139,815           1,623,270(i)
BNP Paribas                           36,011           2,471,933(i)
Credit Agricole S.A.                  45,393           1,151,857(i)
Credit Suisse Group (Regd.)           44,019           1,736,914
Hongkong Land Holdings Ltd.          272,999             761,667
ING Groep N.V.                        40,524           1,146,540
Jardine Matheson Holdings Ltd.        27,600             488,520
Kookmin Bank                          17,051             776,245
Lloyds TSB Group PLC                 128,751           1,091,587
Manulife Financial Corp.               7,861             375,528(i)
Mitsubishi Estate Co. Ltd. (REIT)     86,000             947,622(i)
Mitsui Sumitomo
   Insurance Co. Ltd.                144,000           1,298,222
Nomura Holdings, Inc.                 76,100             911,332
Prudential PLC                       101,878             906,208
Royal Bank of Scotland Group PLC      58,793           1,776,765
Sampo Oyj (Series A)                   8,351             130,218
Sun Hung Kai Properties Ltd. (REIT)  164,775           1,626,913
UniCredito Italiano S.p.A.           415,608           2,197,532(i)
                                                      27,213,062


                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------

HEALTHCARE -- 1.3%

Chugai Pharmaceutical Co. Ltd.        27,500     $       424,871(i)
GlaxoSmithKline PLC                  127,360           3,084,148
Novartis AG (Regd.)                    7,269             346,400
Roche Holding AG                      20,630           2,611,963
Sanofi-Aventis                        13,928           1,144,925(i)
Smith & Nephew PLC                   140,831           1,390,902
                                                       9,003,209

INDUSTRIALS -- 2.8%

ABB Ltd. (Regd.)                     174,314           1,142,953(a)
ACS Actividades de
   Construccion y Servicios S.A.      28,326             793,537(i)
Adecco S.A.                           14,870             677,861
Asahi Glass Co. Ltd.                 168,005           1,767,835(i)
Brambles Industries PLC              351,333           1,927,024
Chiyoda Corp.                         92,676           1,149,982(i)
Daikin Industries Ltd.                11,000             275,472(i)
Empresa Brasileira de
   Aeronautica S.A. ADR               25,290             836,340(i)
Group 4 Securicor PLC                191,511             504,612
Group 4 Securicor PLC                262,729             708,544
Komatsu Ltd.                          84,075             653,268
Kubota Corp.                          55,000             301,778
Malaysia International
   Shipping Corp. BHD                110,991             522,826
Mitsui & Co. Ltd.                     99,000             938,092
Mitsui OSK Lines Ltd.                119,784             740,475(i)
Sandvik AB                            40,362           1,501,503(i)
Siemens AG (Regd.)                    24,424           1,784,187
SMC Corp.                              9,345           1,020,436
Smiths Group PLC                     135,849           2,237,787
Toto Ltd.                             23,000             182,032(i)
Wolseley PLC                          11,186             235,391
                                                      19,901,935

INFORMATION TECHNOLOGY -- 1.6%

Canon Inc.                            22,700           1,196,354(i)
Hoya Corp.                            10,500           1,212,887
Nidec Corp.                            8,288             878,090
Nokia Oyj                            136,872           2,295,000
Nortel Networks Corp.                127,583             332,291(a)
Samsung Electronics Co. Ltd.           3,570           1,706,415
Taiwan Semiconductor
   Manufacturing Co. Ltd.          1,304,819           2,274,059
Telefonaktiebolaget LM
   Ericsson (Series B)               441,157           1,417,994(i)
                                                      11,313,090

MATERIALS -- 1.4%

Alcan Inc.                            14,203             426,507(i)
BASF AG                               31,413           2,091,657
BHP Billiton PLC                     256,009           3,267,247
Cia Vale do Rio Doce ADR              48,758           1,427,634
Holcim Ltd.                           10,708             651,958


See Notes to Schedule of Investments on page 15 and Notes to Financial
Statements.

TOTAL RETURN FUND

Schedule of Investments                                June 30, 2005 (unaudited)
--------------------------------------------------------------------------------

                                      NUMBER
                                   OF SHARES           VALUE
--------------------------------------------------------------------------------

Linde AG                               9,668     $       653,348(i)
Rio Tinto PLC (Regd.)                 42,958           1,315,160
                                                       9,833,511

TELECOMMUNICATION SERVICES -- 2.9%

America Movil S.A.
   de C.V. ADR (Series L)             20,601           1,228,026(i)
France Telecom S.A.                   25,637             749,864
Telecom Italia S.p.A                 114,732             297,941
Telefonica S.A.                      140,442           2,302,152(i)
Telefonica S.A. ADR                      750              36,653(i)
Telenor ASA                           93,360             746,132
Vodafone Group PLC                   868,865           2,118,059
Vodafone Group PLC ADR               527,267          12,823,133(i)
                                                      20,301,960

UTILITIES -- 0.6%

E.ON AG                               21,323           1,902,025
Huaneng Power
   International, Inc.               618,656             453,648(i)
National Grid Transco PLC             25,699             249,207
Veolia Environnement                  43,804           1,647,682(i)
                                                       4,252,562

TOTAL COMMON STOCK
   (COST $121,081,824)                               129,750,136



--------------------------------------------------------------------------------
PREFERRED STOCK -- 0.1%
--------------------------------------------------------------------------------

Cia Vale do Rio Doce ADR
   (COST $421,459)                    27,211             691,159(i)
TOTAL FOREIGN EQUITY
   (COST $121,503,283)                               130,441,295


                                  PRINCIPAL
                                     AMOUNT             VALUE
--------------------------------------------------------------------------------


BONDS AND NOTES -- 25.8%
--------------------------------------------------------------------------------


U.S. TREASURIES -- 5.3%

U.S. Treasury Bonds
   5.38%    02/15/31              $2,920,000           3,446,972
   8.13%    08/15/19 - 08/15/21      540,000             772,256(g)
U.S. Treasury Inflation Indexed Bonds
   2.00%    01/15/14               2,232,233           2,299,892(l)
   2.38%    01/15/25                 273,520             299,676(l)
   3.88%    04/15/29                 195,274             274,757(l)
   4.73%    04/15/10                 775,370             756,226(c,l)
U.S. Treasury Notes
   3.38%    02/15/08                 440,000             436,841
   3.50%    12/15/09               3,600,000           3,566,052
   3.63%    06/15/10               6,360,000           6,332,143(g)


                                   PRINCIPAL
                                      AMOUNT          VALUE
--------------------------------------------------------------------------------

   3.75%    05/15/08            $  3,090,000$          3,096,767
   4.00%    04/15/10               6,700,000           6,773,164
   4.13%    05/15/15               9,325,000           9,461,984
                                                      37,516,730

FEDERAL AGENCIES -- 1.3%

Federal Farm Credit Bank
   3.75%    01/15/09                 650,000             646,419
Federal Home Loan Bank
   2.38%    02/15/06               1,405,000           1,393,492
   2.63%    10/16/06               1,110,000           1,093,636
   3.75%    08/18/09               2,000,000           1,986,915
Federal Home Loan Mortgage Corp.
   3.00%    09/29/06               1,085,000           1,074,180
   3.63%    09/15/08               1,215,000           1,205,410
   4.50%    01/15/14                 610,000             622,526
   4.63%    07/18/07                 610,000             610,352
   4.75%    12/08/10                 335,000             335,899
   6.75%    03/15/31                 140,000             185,132
                                                       9,153,961

AGENCY MORTGAGE BACKED -- 8.6%

Federal Home Loan Mortgage Assoc.
   6.00%    05/01/20 - 06/01/35    4,307,171           4,418,324
   6.50%    02/01/35                 356,461             368,805
   7.00%    05/01/35                  74,876              78,967
Federal Home Loan Mortgage Corp.
   4.50%    06/01/33 - 02/01/35      341,999             334,361
   6.00%    04/01/17 - 06/01/35      673,677             691,324
   6.50%    01/01/27 - 12/01/34      841,639             871,247
   7.00%    10/01/25 - 02/01/35      169,657             178,713
   7.50%    11/01/09 - 09/01/33       97,054             103,292
   8.00%    01/01/30 - 11/01/30       23,057              24,872
   9.00%    10/01/25                   1,389               1,532
Federal National Mortgage Assoc.
   4.00%    05/01/19 - 06/01/19      337,865             331,101
   4.50%    05/01/18 - 12/01/34    2,157,511           2,134,483
   5.00%    03/01/34 - 10/01/34      189,684             189,742
   5.50%    04/01/14 - 08/01/33      202,941             207,954
   6.00%    08/01/14 - 06/01/35    1,934,379           1,987,646
   6.50%    09/01/17 - 02/01/35    2,893,988           2,997,600
   7.00%    04/01/17 - 04/01/35      507,150             534,560
   7.50%    12/01/09 - 03/01/34      210,888             224,914
   8.00%    12/01/11 - 11/01/33       94,312             100,202
   8.50%    06/01/30                     249                 270
   9.00%    06/01/09 - 12/01/22       54,483              57,646
   4.50%    TBA                    5,265,000           5,240,318(b)
   5.00%    TBA                   11,565,000          11,637,027(b)
   5.50%    TBA                    6,115,000           6,197,173(b)
   6.00%    TBA                   18,090,000          18,542,250(b)
Government National
   Mortgage Assoc.
   4.50%    08/15/33 - 09/15/34      646,238             639,024
   6.00%    04/15/27 - 06/15/35      691,640             713,670
   6.50%    04/15/24 - 08/15/34      202,524             211,310
   7.00%    03/15/12 - 06/15/34       90,796              94,828


See Notes to Schedule of Investments on page 15 and Notes to Financial
Statements.

TOTAL RETURN FUND

Schedule of Investments                                June 30, 2005 (unaudited)
--------------------------------------------------------------------------------
                                   PRINCIPAL
                                      AMOUNT         VALUE
--------------------------------------------------------------------------------

   8.00%    03/15/30            $      3,468      $        3,742
   9.00%    11/15/16 - 12/15/21       33,486              36,938
   5.50%    TBA                    1,000,000           1,020,938(b)
                                                      60,174,773

AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.7%

Federal Home Loan Mortgage Assoc.
   5.50%    02/25/35                 323,978             335,013
Federal Home Loan Mortgage Corp.
   3.43%    10/15/18                 484,370              42,685(f,h)
   3.93%    12/15/30                 657,538              40,480(f,h)
   4.50%    04/15/13 - 03/15/19      949,648              87,027(f)
   4.50%    05/15/17 - 11/15/19      400,000             397,469
   5.00%    01/15/11 - 12/01/34    1,891,857             209,146(f)
   5.00%    05/15/20 - 11/15/34    1,390,000           1,392,423
   5.11%    10/15/33                  70,000              58,191(h)
   5.50%    04/15/17 - 06/15/33      339,590              46,613(f)
   5.50%    10/15/34                 321,926             336,211
   6.31%    12/15/33                  45,000              40,172(h)
   7.50%    01/15/16                  17,153              18,075
   7.50%    07/15/27                   9,946               1,654(f)
   14.69%   09/25/43                 731,621               6,859(c,f,h)
Federal Home Loan Mortgage
   Corp. STRIPS
   8.00%    02/01/23 - 07/01/24        7,435               1,498(f)
Federal Home Loan Mortgage STRIPS
   4.55%    08/01/27                   1,702               1,492(c,e)
Federal National Mortgage Assoc.
   1.18%    12/25/42                 438,175              11,160(f,h)
   2.22%    06/25/43                 562,457              26,014(f,h)
   4.29%    09/25/42                 441,932              34,664(f,h)
   4.34%    04/25/17 - 10/25/17      285,675              26,128(f,h)
   4.39%    08/25/16                 125,285               8,486(f,h)
   4.50%    05/25/18                 202,664              22,166(f)
   4.50%    12/25/19                 100,000              98,250
   4.75%    11/25/14                  44,811               3,522(f)
   5.00%    02/25/11 - 02/25/32      143,080               8,022(f)
   5.00%    01/15/35                 175,000             175,054
   5.50%    01/25/27                  81,566               8,437(f)
   5.50%    07/25/34                 270,865             279,425
   6.00%    12/25/34                 150,000             157,148
   7.57%    09/25/31                  72,921              73,542(h)
   8.00%    07/25/14                  72,306              75,583
   12.44%   04/25/32                  18,463              20,517(h)
Federal National Mortgage
   Assoc. (Class 1)
   6.23%    11/01/34                 822,963             689,488(c,e)
Federal National Mortgage
   Assoc. (Class S)
   3.79%    02/25/31                 118,065               8,191(f,h)
Federal National Mortgage
   Assoc. REMIC
   4.50%    11/25/13                 308,791              16,323(f)
   5.00%    10/25/22                 158,635              21,465(f)
   5.50%    08/25/33                 777,424             158,595(f)
   9.32%    03/25/31                 126,852             134,031(h)


                                   PRINCIPAL
                                      AMOUNT            VALUE
--------------------------------------------------------------------------------

Federal National Mortgage Assoc.
   REMIC (Class J)
   1080.91% 03/25/22               $      25       $         327(f)
Federal National Mortgage Assoc.
   REMIC (Class K)
   1008.00% 05/25/22                       9                 222(f)
Federal National Mortgage
   Assoc. STRIPS
   7.50%    11/01/23                  32,961               6,433(f)
   8.00%    08/01/23 - 07/01/24       15,731               3,297(f)
Government National
   Mortgage Assoc.
   5.00%    02/16/34                  65,000              65,833
Vendee Mortgage Trust
   17.61%   05/15/33                 452,333              12,015(c,f,h)
                                                       5,159,346

ASSET BACKED -- 1.2%

American Express Credit Account
   Master Trust (Class A)
   1.69%    01/15/09                  42,000              41,164
   3.35%    11/17/08               2,575,000           2,577,738(h)
Bank One Issuance Trust
   3.59%    05/17/10                  20,000              19,844
   3.76%    08/15/08                  62,000              61,991
Bear Stearns Asset Backed
   Securities Inc. (Class A)
   3.68%    01/25/34                  66,772              67,051(h)
BMW Vehicle Owner Trust (Class B)
   2.93%    03/25/09                  28,000              27,669
Capital One Prime Auto Receivables
   Trust (Class A)
   3.30%    09/17/07                 156,244             156,291(h)
Carmax Auto Owner Trust
   4.35%    03/15/10                 154,000             155,063
Citibank Credit Card Issuance Trust
   3.66%    03/07/08                 275,000             275,429(h)
   4.45%    04/07/10                  35,000              35,067
Citifinancial Mortgage Securities, Inc.
   3.51%    04/25/34                 310,214            310,784(h)
Countrywide Home Equity Loan
   Trust (Class A)
   3.45%    07/15/27                 101,733             101,831(h)
Federal National Mortgage Assoc.
   3.95%    12/26/31                  36,707              36,676
Fleet Credit Card Master
   Trust II (Class A)
   5.60%    12/15/08                 300,000             304,545
Ford Credit Floorplan Master
   Owner Trust (Class A)
   3.26%    07/15/09               2,000,000           2,001,495(h)
GMAC Mortgage Corp. Loan
   Trust (Class A)
   3.41%    06/25/34                 500,000             500,673(h)
Honda Auto Receivables Owner Trust
   4.15%    10/15/10                 138,000             138,336


See Notes to Schedule of Investments on page 15 and Notes to Financial
Statements.

TOTAL RETURN FUND

Schedule of Investments                                June 30, 2005 (unaudited)
--------------------------------------------------------------------------------

                                   PRINCIPAL
                                      AMOUNT           VALUE
--------------------------------------------------------------------------------


Mid-State Trust
   7.54%    07/01/35            $      6,761      $        7,209
Peco Energy Transition Trust
   6.52%    12/31/10                  50,000              55,110
Residential Asset Mortgage
   Products, Inc.
   3.55%    03/25/34                 168,875             168,955(h)
Residential Asset Securities Corp.
   3.56%    07/25/32                  41,683              41,766(h)
Residential Asset Securities
   Corp. (Class A)
   4.16%    07/25/30                 350,000             348,155(h)
Saxon Asset Securities Trust (Class A)
   3.49%    12/25/32                  11,521              11,529(h)
SLM Student Loan Trust (Class A)
   3.46%    06/15/18                 434,865             435,156(h)
Volkswagen Auto Lease Trust
   3.94%    10/20/10                 103,000             102,667
Wells Fargo Home Equity Trust
   3.97%    09/25/24                  54,000              53,477(h)
                                                       8,035,671

CORPORATE NOTES -- 5.5%

Abbey National PLC
   7.95%    10/26/29                 340,000             463,132
Alberta Energy Co. Ltd.
   7.38%    11/01/31                  20,000              25,032
Allegiance Corp.
   7.00%    10/15/26                 245,000             281,626
Allstate Life Global Funding Trusts
   3.85%    01/25/08                 130,000             129,095
Alltel Corp.
   4.66%    05/17/07                 455,000             458,572
Altria Group, Inc.
   7.20%    02/01/07                  90,000              93,784
America Movil S.A. de C.V.
   6.38%    03/01/35                 365,000             356,829
American Electric Power Co. Inc.
   (Series D)
   5.25%    06/01/15                 540,000             557,104
American General Corp.
   7.50%    08/11/10                 100,000             112,718
AON Corp.
   8.21%    01/01/27                 350,000             408,845
Appalachian Power Co. (Series G)
   3.60%    05/15/08                  20,000              19,633
Appalachian Power Co. (Series K)
   5.00%    06/01/17                 135,000             135,436
Assurant, Inc.
   6.75%    02/15/34                  60,000              69,438
AT&T Wireless Services Inc.
   7.35%    03/01/06                 125,000             127,732
   8.75%    03/01/31                 100,000             140,225
Auburn Hills Trust
   12.38%   05/01/20                 160,000             249,342
Bank of America Corp.
   3.88%    01/15/08                 625,000             622,411


                                   PRINCIPAL
                                      AMOUNT           VALUE
--------------------------------------------------------------------------------


Bank One Corp.
   6.50%    02/01/06                $185,000       $     187,829
BB&T Corp.
   4.75%    10/01/12                  25,000              25,376
Bear Stearns Companies, Inc.
   4.55%    06/23/10                 160,000             161,145
BellSouth Corp.
   6.00%    11/15/34                 535,000             569,162
Boeing Co.
   8.75%    08/15/21                 335,000             469,834
Burlington Northern Santa Fe Corp.
   8.13%    04/15/20                  60,000              79,340
Campbell Soup Co.
   5.50%    03/15/07                  50,000              51,036
Capital One Financial Corp.
   8.75%    02/01/07                 200,000             213,427
Carolina Power & Light Co.
   5.15%    04/01/15                  60,000              62,114
   6.13%    09/15/33                  35,000              39,482
Cendant Corp.
   6.25%    01/15/08                 265,000             275,889
Charter One Bank FSB
   6.38%    05/15/12                  50,000              55,351
Citigroup Inc.
   5.00%    03/06/07                  90,000              91,497
   5.85%    12/11/34                 580,000             641,157
   6.63%    06/15/32                 125,000             149,308
CNA Financial Corp.
   5.85%    12/15/14                 370,000             380,992
   6.95%    01/15/18                 105,000             113,572
Comcast Cable Communications
   Holdings, Inc.
   9.46%    11/15/22                 480,000             677,308
Consolidated Natural Gas Co.
   5.38%    11/01/06                 175,000             177,689
Consumers Energy Co.
   5.15%    02/15/17                  55,000              55,506
Countrywide Home Loans, Inc.
   5.63%    05/15/07                  50,000              51,228
COX Communications, Inc.
   7.75%    11/01/10                 215,000             243,731
CSX Corp.
   5.50%    08/01/13                  65,000              68,178
CSX Transportation, Inc.
   9.75%    06/15/20                  21,000              30,365
D.R. Horton, Inc.
   7.50%    12/01/07                 200,000             211,667
DaimlerChrysler NA Holding Corp.
   4.05%    06/04/08                 280,000             275,088
   4.75%    01/15/08                 280,000             281,005
   6.40%    05/15/06                 500,000             509,763
   6.50%    11/15/13                  90,000              97,577
Deutsche Telekom International
   Finance BV
   3.88%    07/22/08                 490,000             485,910
Dominion Resources Inc. (Series B)
   4.13%    02/15/08                  90,000              89,526


See Notes to Schedule of Investments on page 15 and Notes to Financial
Statements.

TOTAL RETURN FUND

Schedule of Investments                                June 30, 2005 (unaudited)
--------------------------------------------------------------------------------

                                   PRINCIPAL
                                      AMOUNT            VALUE
--------------------------------------------------------------------------------



Dominion Resources Inc. (Series G)
   3.66%    11/15/06                $185,000        $    183,770
Duke Capital LLC
   4.30%    05/18/06                 130,000             130,270
   4.33%    11/16/06                 230,000             230,307
   5.50%    03/01/14                 100,000             102,812
   5.67%    08/15/14                  45,000              46,699
   8.00%    10/01/19                 225,000             278,933
Duke Energy Corp.
   4.50%    04/01/10                  30,000              30,263
El Paso Electric Co.
   6.00%    05/15/35                 365,000             382,435
Enterprise Products Operating LP
   4.00%    10/15/07                 300,000             297,003
EOP Operating LP (REIT)
   7.75%    11/15/07                 835,000             896,950
FirstEnergy Corp. (Series B)
   6.45%    11/15/11                 670,000             732,059
Ford Motor Credit Co.
   6.63%    06/16/08                 425,000             421,489
   7.00%    10/01/13                 435,000             420,863
   7.38%    10/28/09                 420,000             412,650
General Mills, Inc.
   3.88%    11/30/07                  50,000              49,609
Georgia Power Co.
   4.88%    07/15/07                  65,000              65,927
Goodrich Corp.
   7.10%    11/15/27                 240,000             286,599
GTE Corp.
   6.94%    04/15/28                 100,000             115,896
   7.51%    04/01/09                 165,000             181,813
Halliburton Co.
   8.75%    02/15/21                 390,000             534,669
Household Finance Corp.
   6.38%    11/27/12                 215,000             237,102
HSBC Bank USA NA
   3.88%    09/15/09                 920,000             907,412
HSBC Finance Corp.
   6.75%    05/15/11                 280,000             309,809
Hudson United Bank
   7.00%    05/15/12                  80,000              89,544
Hydro Quebec
   8.25%    04/15/26                 470,000             684,943
International Business Machines Corp.
   3.80%    02/01/08                 100,000              99,347
International Lease Finance Corp.
   5.00%    04/15/10                 165,000             168,253
iStar Financial Inc.
   4.88%    01/15/09                  55,000              55,004
   6.00%    12/15/10                 630,000             658,502
   6.05%    04/15/15                  80,000              82,703
Kellogg Co. (Series B)
   6.60%    04/01/11                 185,000             206,025
Kimco Realty Corp. (REIT)
   4.82%    06/01/14                 150,000             149,401
Kinder Morgan Energy Partners LP
   5.13%    11/15/14                  70,000              70,678


                                   PRINCIPAL
                                      AMOUNT         VALUE
--------------------------------------------------------------------------------

Kinder Morgan, Inc.
   6.50%    09/01/12             $   140,000       $     154,336
Kraft Foods Inc.
   4.13%    11/12/09                 540,000             535,146
Lehman Brothers Holdings, Inc.
   4.25%    01/27/10                  20,000              19,940
Marsh & McLennan Companies Inc.
   3.28%    07/13/07               1,500,000           1,489,644(h)
Masco Corp.
   6.75%    03/15/06                  55,000              55,993
Morgan Stanley
   4.25%    05/15/10                 405,000             401,954
Motorola, Inc.
   4.61%    11/16/07                 565,000             569,322
NB Capital Trust IV
   8.25%    04/15/27                 215,000             235,690
Nexen, Inc.
   5.88%    03/10/35                 210,000             212,316
Nextel Communications, Inc.
   7.38%    08/01/15                 170,000             183,600
Nordic Investment Bank
   2.75%    01/11/06                  60,000              59,737
Norfolk Southern Corp.
   6.00%    04/30/08                  20,000              20,866
Norfolk Southern Railway Co.
   9.75%    06/15/20                  29,000              41,968
Northeast Utilities (Series B)
   3.30%    06/01/08                  30,000              29,039
Northrop Grumman Corp.
   4.08%    11/16/06                 300,000             299,133
Ocean Energy, Inc.
   4.38%    10/01/07                  15,000              15,017
Pemex Finance Ltd.
   9.03%    02/15/11                  20,000              22,561
Pemex Project Funding Master Trust
   7.38%    12/15/14                  15,000              16,847
   8.63%    02/01/22                  60,000              74,037
Pepco Holdings Inc.
   4.00%    06/01/10                  40,000              39,972(h)
   5.50%    08/15/07                 305,000             312,470
Petrobras International Finance Co.
   9.75%    07/06/11                 540,000             639,900
Petro-Canada
   5.95%    05/15/35                 425,000             442,256
Pioneer Natural Resources Co.
   6.50%    01/15/08                  20,000              20,698
Procter & Gamble - ESOP (Series A)
   9.36%    01/01/21                 180,000             242,800
Protective Life Secured Trust
   4.00%    10/07/09                  15,000              14,830
Prudential Financial Inc.
   4.75%    06/13/15                 250,000             250,713
   4.10%    11/15/06                 250,000             250,693(j)
PSI Energy, Inc.
   6.65%    06/15/06                  40,000              40,921


See Notes to Schedule of Investments on page 15 and Notes to Financial
Statements.

TOTAL RETURN FUND

Schedule of Investments                                June 30, 2005 (unaudited)
--------------------------------------------------------------------------------

                                   PRINCIPAL
                                      AMOUNT             VALUE
--------------------------------------------------------------------------------


Public Service Company of
   New Mexico
   4.40%    09/15/08              $   50,000      $       49,994
Public Service Electric & Gas
   5.25%    07/01/35                 135,000             136,307
Puget Energy, Inc.
   5.48%    06/01/35                 130,000             134,217
   3.36%    06/01/08                  30,000              29,196
Quest Diagnostics
   6.75%    07/12/06                  45,000              46,116
Raytheon Co.
   4.85%    01/15/11                  85,000              86,066
   6.40%    12/15/18                 110,000             124,447
RBS Capital Trust I
   5.51%    09/29/49                  95,000              98,392(h)
Reckson Operating Partnership LP
   5.88%    08/15/14                  65,000              68,273
Royal Bank of Canada
   4.13%    01/26/10                 330,000             329,212
Royal Bank of Scotland Group PLC
   7.65%    08/31/49                  25,000              31,805(h)
Royal Bank of Scotland
   Group PLC ADR
   9.12%    03/31/49                 140,000             166,731
San Diego Gas & Electric Co.
   5.35%    05/15/35                  55,000              56,956
SBC Communications Inc.
   5.10%    09/15/14                 675,000             689,703
Scottish Power PLC
   4.91%    03/15/10                 435,000             441,301
SLM Corp.
   4.00%    01/15/09                  60,000              59,565
Sprint Capital Corp.
   4.78%    08/17/06                 145,000             146,058(j)
   6.00%    01/15/07                 250,000             256,491
   6.13%    11/15/08                  80,000              84,436
   8.38%    03/15/12                 575,000             692,578
State of Illinois
   4.95%    06/01/23                 585,000             602,544
   5.10%    06/01/33                 600,000             625,560
Telefonos de Mexico S.A. de C.V.
   4.50%    11/19/08                 355,000             352,639
TELUS Corp.
   7.50%    06/01/07                 125,000             132,128
   8.00%    06/01/11                 110,000             128,657
Time Warner, Inc.
   6.88%    05/01/12                  25,000              28,217
   9.13%    01/15/13                 340,000             429,298
Toyota Motor Credit Corp.
   3.36%    09/15/06               2,000,000           1,999,274(h)
TXU Electric Delivery Co.
   5.00%    09/01/07                 140,000             142,030
   6.38%    05/01/12                 380,000             415,795
Tyco International Group S.A.
   5.80%    08/01/06                 185,000             188,364
Tyson Foods, Inc.
   7.25%    10/01/06                 425,000             440,386


                                   PRINCIPAL
                                      AMOUNT         VALUE
--------------------------------------------------------------------------------


UBS Preferred Funding Trust I
   8.62%    10/29/49              $   70,000    $         83,091(h)
UFJ Bank Ltd.
   7.40%    06/15/11                 165,000             187,242
Union Pacific Corp.
   6.65%    01/15/11                 205,000             226,755
United Utilities PLC
   6.45%    04/01/08                 125,000             131,500
Valero Energy Corp.
   3.50%    04/01/09                 150,000             143,986
Verizon
   6.50%    09/15/11                  50,000              54,529
Verizon Global Funding Corp.
   7.75%    06/15/32                 490,000             635,983
Verizon Pennsylvania Inc. (Series A)
   5.65%    11/15/11                 140,000             146,666
Wachovia Corp.
   5.25%    08/01/14                 100,000             104,299
Wells Fargo & Co.
   5.25%    12/01/07                  90,000              92,389
Weyerhaeuser Co.
   6.13%    03/15/07                  51,000              52,411
Wisconsin Electric Power
   3.50%    12/01/07                  70,000              68,855
Wisconsin Energy Corp.
   5.88%    04/01/06                  23,000              23,314
WR Berkley Corp.
   5.60%    05/15/15                 120,000             122,207
                                                      38,570,107

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 2.8%

Bank of America Alternative
   Loan Trust
   6.50%    07/25/35                 300,000             310,031
Bear Stearns Commercial
   Mortgage Securities
   6.02%    02/14/31                  75,000              79,148
Bear Stearns Commercial
   Mortgage Securities (Class B)
   6.20%    02/14/31                  40,000              43,119
CS First Boston Mortgage
   Securities Corp.
   4.60%    03/15/35                 300,000             301,781
   6.13%    04/15/37                  50,000              54,812
CS First Boston Mortgage
   Securities Corp. (Class A)
   4.51%    07/15/37                 500,000             502,018
   4.69%    07/15/37                 250,000             251,805
DLJ Commercial Mortgage Corp.
   6.24%    11/12/31                 228,000             241,306
GMAC Commercial Mortgage
   Securities Inc.
   6.47%    04/15/34                 400,000             439,518
GMAC Commercial Mortgage
   Securities Inc. (Class A)
   4.92%    12/10/41                 271,000             276,280(h)


See Notes to Schedule of Investments on page 15 and Notes to Financial
Statements.

TOTAL RETURN FUND

Schedule of Investments                                June 30, 2005 (unaudited)
--------------------------------------------------------------------------------

                                   PRINCIPAL
                                      AMOUNT         VALUE
--------------------------------------------------------------------------------

GMAC Commercial Mortgage
   Securities Inc. (Class X)
   4.22%    12/10/41              $4,038,000      $      123,545(c,h)
GMAC Commercial Mortgage
   Securities, Inc.
   4.21%    12/10/41                 350,000             349,493(h)
   6.42%    05/15/35                 496,882             524,022
Impac CMB Trust
   3.57%    04/25/35                 934,507             934,215(h)
Impac CMB Trust (Class A)
   3.69%    12/25/33                 366,807             367,251(h)
JPMorgan Chase Commercial
   Mortgage Securities Corp.
   6.47%    11/15/35                  40,000              44,324
JPMorgan Chase Commercial
   Mortgage Securities Corp. (Class A)
   4.92%    10/15/37                  66,000              67,775(h)
LB-UBS Commercial Mortgage Trust
   4.06%    09/15/27                 108,000             107,247(h)
   4.20%    01/18/12               5,000,000             185,019(c)
   4.20%    12/15/29                 135,000             134,584
   4.51%    12/15/29                 135,000             135,745
   6.23%    03/15/26                  53,000              56,491
LB-UBS Commercial Mortgage
   Trust (Class A)
   4.31%    02/15/30                 400,000             399,793
   6.65%    11/15/27                 704,000             783,095
Master Alternative Loans Trust
   5.00%    08/25/18                  78,728              10,530(f)
   6.50%    08/25/34 - 05/25/35      896,729             926,238
Merrill Lynch Mortgage Trust
   (Class A)
   4.56%    05/12/43                 600,000             605,109
Morgan Stanley Capital I
   5.17%    01/14/42                 300,000             312,834(h)
   6.53%    03/15/31                 287,000             306,349
   7.11%    04/15/33                  73,000              80,204
Morgan Stanley Capital I (Class A)
   4.66%    09/13/45                 300,000             302,778
Morgan Stanley Dean Witter
   Capital I
   6.46%    02/15/33                 297,141             308,241
   6.96%    10/15/33                  43,649              45,891
   7.20%    10/15/33                  50,000              55,870
MortgageIT Trust (Class A)
   3.62%    08/25/35               4,000,000           4,000,000(h)
Nomura Asset Securities
   Corp. (Class A)
   6.59%    03/15/30                 500,000             530,621
Opteum Mortgage Acceptance Corp.
   3.61%    02/25/35                 926,973             926,973(h)
Residential Asset Securitization Trust
   3.71%    05/25/35               2,502,925           2,495,166(h)
Wachovia Bank Commercial
   Mortgage Trust
   4.38%    10/15/41                 500,000             501,360
   4.94%    04/15/42                 198,000             203,050


                                   PRINCIPAL
                                      AMOUNT          VALUE
--------------------------------------------------------------------------------


Wachovia Bank Commercial
   Mortgage Trust (Class B)
   4.89%    10/15/41                $300,000    $        302,876
   4.95%    10/15/41                 700,000             709,293
Washington Mutual
   3.43%    01/25/45                 484,446             485,616(h)
                                                      19,821,416

SOVEREIGN BONDS -- 0.4%

Government of Italy
   4.50%    01/21/15                  60,000              60,885
Government of Mexico
   6.75%    09/27/34                 530,000             557,825
Japan Finance Corp for
   Municipal Enterprises
   4.63%    04/21/15                 800,000             818,800
Ontario Electricity Financial Corp.
   7.45%    03/31/13                  20,000              24,224
Province of New Brunswick
   3.50%    10/23/07                  50,000              49,563
Province of Ontario
   3.38%    01/15/08                 500,000             492,780
   4.50%    02/03/15                 250,000             253,230
   5.13%    07/17/12                 260,000             275,957
                                                       2,533,264

TOTAL BONDS AND NOTES
   (COST $180,723,182)                               180,965,268


                                     NUMBER
                                  OF SHARES             VALUE
--------------------------------------------------------------------------------

EXCHANGE TRADED FUNDS -- 1.9%

Financial Select Sector SPDR Fund     90,646           2,671,338
Industrial Select Sector SPDR Fund   364,174          10,699,432

TOTAL EXCHANGE TRADED FUNDS
   (COST $12,768,096)                                 13,370,770


                                 NUMBER OF
                                  CONTRACTS             VALUE
--------------------------------------------------------------------------------

PURCHASED OPTIONS -- 0.0%*

PUT OPTIONS
US Treas Notes 10 Yrs                     15                 703
Eurodollar Futures                        15               1,688
                                                           2,391
CALL OPTIONS
Euro Dollar Futures                       30                 375

TOTAL PURCHASED OPTIONS
   (COST $11,359)                                          2,766


TOTAL INVESTMENTS IN SECURITIES
   (COST $674,857,603)                               694,234,971



See Notes to Schedule of Investments on page 15 and Notes to Financial
Statements.

TOTAL RETURN FUND

Schedule of Investments                                June 30, 2005 (unaudited)
--------------------------------------------------------------------------------

                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------


SHORT-TERM INVESTMENTS -- 13.3%
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 7.2%

GEI Short Term Investment Fund
   3.20%                          50,610,698       $  50,610,698(c,k)

SHORT-TERM SECURITIES PURCHASED WITH
COLLATERAL FROM SECURITIES ON LOAN -- 6.1%

State Street Navigator Securities
   Lending Prime Portfolio
   3.31%                          42,442,947          42,442,947(c,d)

TOTAL SHORT-TERM INVESTMENTS
   (COST $93,053,645)                                 93,053,645


TOTAL INVESTMENTS
   (COST $767,911,248)                               787,288,616


LIABILITIES IN EXCESS OF OTHER ASSETS,
   NET -- (12.3)%                                    (86,131,000)
                                                  --------------

NET ASSETS -- 100.0%                                $701,157,616
                                                   =============


--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------

The GEI Total Return Fund had the following long futures contracts open at June 30, 2005:
                                    NUMBER     CURRENT        UNREALIZED
                     EXPIRATION       OF       NOTIONAL      APPRECIATION/
DESCRIPTION              DATE      CONTRACTS     VALUE       DEPRECIATION
--------------------------------------------------------------------------------

Euro Dollar
   Futures          September 2005    70      $16,826,250      $(18,903)
S & P 500
   Index Futures    September 2005    12        3,586,500       (28,062)
U.S. Treasury
   Notes 10 Yrs     September 2005    27        3,063,656        14,433
U.S. Treasury
   Notes 5 Yrs      September 2005    20        2,177,813        11,815



The GEI Total Return Fund had the following short futures contracts open at June 30, 2005:


                                    NUMBER       CURRENT        UNREALIZED
                   EXPIRATION         OF         NOTIONAL      APPRECIATION/
DESCRIPTION           DATE        CONTRACTS        VALUE        DEPRECIATION
--------------------------------------------------------------------------------

Euro Dollar
   Futures        December 2005       70      $(16,805,250)       $ 9,413
                                                                ---------
                                                                  (11,304)
                                                                =========


See Notes to Schedule of Investments on page 15 and Notes to Financial
Statements.

 Notes to Performance                                  June 30, 2005 (unaudited)
--------------------------------------------------------------------------------

Total returns take into account changes in share price and assume reinvestment of dividends and capital gains distributions, if any. Investment returns and net asset value on an investment will fluctuate and you may have a gain or loss when you sell your shares. Periods less than one year are not annualized.

Current performance may be lower or higher than that shown. You may call toll-free (800) 242-0134 for performance information as of the most recent month end.

Certain fees and Fund expenses have been waived and/or borne by the Fund's prior investment advisers. Had these fees and expenses not been waived, the returns (and/or yields) would have been lower.

Shares of the Fund are neither insured nor guaranteed by the U.S. Government, and their prices will fluctuate with market conditions.

The Standard & Poor's ("S&P") 500 Composite Price Index of stocks (S&P 500) and Lehman Brothers Aggregate Bond Index (LB Aggregate) are unmanaged indices and do not reflect the actual cost of investing in the instruments that comprise each index.

The S&P 500 is an unmanaged, market capitalization-weighted index of stocks of 500 large U.S. companies, which is widely used as a measure of large-cap stock market performance. The LB Aggregate Bond Index is a market value-weighted index of investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of one year or more. The results shown for the foregoing indices assume the reinvestment of net dividends or interest.

The peer universe of the underlying annuity funds used in our peer ranking calculation is based on the blend of Lipper peer categories, as shown. Lipper is an independent mutual fund rating service. A Fund's performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to the Fund's. Such comparisons or rankings are made on the basis of several factors, including the Fund's objectives and policies, management style and strategy, and portfolio composition, and may change over time if any of those factors change. Lipper is an independent mutual fund rating service.

Notes to Schedule of Investments                       June 30, 2005 (unaudited)
--------------------------------------------------------------------------------


The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities cited may not represent current or future holdings and should not be considered as a recommendation to purchase or sell a particular security. See the prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.

(a) Non-income producing security.

(b) Settlement is on a delayed delivery or when-issued basis with final maturity to be announced (TBA) in the future.

(c) Coupon amount represents effective yield.

(d) State Street Corp. is the parent company of State Street Bank & Trust Co., the Fund's custodian and accounting agent.

(e) Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgages. No payments of interest on the pool are passed through to the "principal only" holder.

(f) Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the "interest only" holding.

Abbreviations:

ADR      American Depositary Receipt

REGD.    Registered

REIT     Real Estate Investment Trust

REMIC    Real Estate Mortgage Investment Conduit

SPDR     Standard & Poors Depository Receipts

STRIPS   Separate Trading of Registered Interest and Principal of Security

TBA      To be Announced


(g) At June 30, 2005, all or a portion of this security was pledged to cover collateral requirements for futures, options, forward foreign currency contracts and/or TBA's.

(h) Variable or floating rate security. The stated rate represents the rate at June 30, 2005.

(i) All or a portion of the security is out on loan.

(j) Step coupon bond. Security becomes interest bearing at a future date.

(k) GEAM, the investment adviser of the Fund, also serves as investment adviser of the Trust.

(l) Treasury Inflated Securities.

+ Percentages are based on net assets as of June 30, 2005.

* Less than 0.1%.

Financial Highlights
Selected data based on a share outstanding throughout the periods indicated

----------------------------------------------------------------------------------------------------------------------------------


TOTAL RETURN FUND

                                                           6/30/05+    12/31/04    12/31/03    12/31/02     12/31/01    12/31/00
----------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE ....................................           --           --           --         --            --      7/1/85
Net asset value, beginning of period                        $15.97      $15.09      $12.68      $14.49       $15.51      $15.86
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income ..........................           0.14        0.20        0.16        0.31         0.38        0.43
   Net realized and unrealized
      gains/(losses) on investments ...............          (0.35)       1.04        2.41       (1.67)       (0.83)       0.32
---------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME/(LOSS) FROM INVESTMENT OPERATIONS ....          (0.21)       1.24        2.57       (1.36)       (0.45)       0.75
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income ..........................             --        0.20        0.16        0.32         0.38        0.44
   Net realized gains .............................             --        0.16          --        0.13         0.19        0.66
---------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ...............................             --        0.36        0.16        0.45         0.57        1.10
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ....................         $15.76      $15.97      $15.09      $12.68       $14.49      $15.51
--------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (A) ..................................        (1.31)%       8.19%      20.31%      (9.31)%      (2.89)%      4.94%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands) .......       $701,158    $515,506    $225,867    $112,747     $130,757    $130,734
   Ratios to average net assets:
      Net investment income* ......................          2.04%       1.81%       1.58%       2.22%        2.54%       2.84%
      Expenses* ...................................          0.42%       0.49%       0.53%       0.54%        0.53%       0.54%
   Portfolio turnover rate ........................            64%        141%        115%        126%         122%        117%


NOTES TO FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(a) Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains. Had the adviser not absorbed a portion of expenses, total returns would have been lower.

*   Annualized for periods less than one year.

+   Unaudited

See Notes to Financial Statements.

Statement of Assets
and Liabilities JUNE 30, 2005 (UNAUDITED)

                                                                                                     TOTAL
                                                                                                    RETURN
                                                                                                     FUND
----------------------------------------------------------------------------------------------------------------
ASSETS
   Investments in securities, at market* (cost $674,857,603) .............................      $694,234,971
   Short-term Investments (at amortized cost ) ...........................................        42,442,947
   Short-term affiliated investments (at amortized cost) .................................        50,610,698
   Foreign Cash (cost  $284,844) .........................................................           284,623
   Receivable for investments sold .......................................................         4,756,727
   Income receivables ....................................................................         2,097,354
   Receivable for fund shares sold .......................................................         1,790,367
   Variation margin receivable ...........................................................             7,734
----------------------------------------------------------------------------------------------------------------
       TOTAL  ASSETS .....................................................................       796,225,421
----------------------------------------------------------------------------------------------------------------

LIABILITIES
   Payable upon return of securities loaned ..............................................       42,442,947
   Payable for investments purchased .....................................................       52,375,219
   Payable to GEAM .......................................................................          226,639
   Variation margin payable ..............................................................           23,000
----------------------------------------------------------------------------------------------------------------
       TOTAL LIABILITIES .................................................................       95,067,805
----------------------------------------------------------------------------------------------------------------
NET ASSETS ...............................................................................     $701,157,616
----------------------------------------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
   Capital paid in .......................................................................     666,351,922
   Undistributed net investment income ...................................................       6,081,958
   Accumulated net realized gain .........................................................       9,357,202
   Net unrealized appreciation/(depreciation) on:
       Investments .......................................................................      19,377,368
       Futures ...........................................................................         (11,304)
       Foreign currency related transactions .............................................             470
----------------------------------------------------------------------------------------------------------------
NET ASSETS ...............................................................................    $701,157,616
----------------------------------------------------------------------------------------------------------------
Shares outstanding ($0.01 par value; unlimited shares authorized) ........................      44,498,060
Net asset value per share ................................................................          $15.76

* Includes $40,894,201 of securities on loan.


See Notes to Financial Statements.

Statement of Operations
FOR THE SIX MONTHS ENDED JUNE 30, 2005 (UNAUDITED)

                                                                                                     TOTAL
                                                                                                    RETURN
                                                                                                     FUND
----------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
    INCOME:
      Dividend ..........................................................................      $   4,302,886
      Interest * ........................................................................          2,557,703
      Interest from affliated investments ...............................................            718,629
      Less: Foreign taxes withheld ......................................................           (281,821)
----------------------------------------------------------------------------------------------------------------
    TOTAL INCOME ........................................................................          7,297,397
----------------------------------------------------------------------------------------------------------------

    EXPENSES:
      Advisory and administrative fees ..................................................          1,137,780
      Custody and accounting expenses ...................................................             60,282
      Professional fees .................................................................             31,010
      Transfer agent ....................................................................                 86
      Trustee's fees ....................................................................              6,333
      Registration expenses .............................................................              1,257
      Other expenses ....................................................................             21,222
----------------------------------------------------------------------------------------------------------------
    TOTAL EXPENSES ......................................................................          1,257,970
----------------------------------------------------------------------------------------------------------------
    NET INVESTMENT INCOME (LOSS) ........................................................          6,039,427
----------------------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS
      REALIZED GAIN (LOSS) ON:
         Investments ....................................................................          8,062,053
         Futures ........................................................................           (105,629)
         Written options ................................................................             20,685
         Foreign currency transactions ..................................................            (46,294)
      DECREASE IN UNREALIZED DEPRECIATION ON:
         Investments ....................................................................        (19,976,313)
         Futures ........................................................................            (48,345)
         Written options ................................................................             (9,808)
         Foreign currency transactions ..................................................            (12,250)
----------------------------------------------------------------------------------------------------------------
      Net realized and unrealized loss on investments ...................................        (12,115,901)
----------------------------------------------------------------------------------------------------------------
    NET DECREASE IN NET ASSETS RESULTING FROM OPERTIONS .................................      $  (6,076,474)
----------------------------------------------------------------------------------------------------------------


* Income attributable to security lending activity, net of rebate expenses, was $72,692.


See Notes to Financial Statements.


                                                                                                      TOTAL
Statements of                                                                                        RETURN
Changes in Net Assets                                                                                 FUND
---------------------------------------------------------------------------------------------------------------------------

                                                                                      SIX MONTHS ENDED        YEAR ENDED
                                                                                        JUNE 30, 2005         DECEMBER 31,
                                                                                          (UNAUDITED)            2004
---------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investments income .......................................................     $  6,039,427         $  6,146,470
     Net realized gain on investments, futures, written options,
       foreign currency transactions and swaps ....................................        7,930,815            9,958,081
     Net increase (decrease) in unrealized appreciation/(depreciation)
       on investments, futures, written options, foreign
       currency translation .......................................................      (20,046,716)          18,997,932
---------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from operations ......................................       (6,076,474)          35,102,483
---------------------------------------------------------------------------------------------------------------------------
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income ........................................................               --           (6,141,806)
     Net realized gains ...........................................................               --           (4,967,338)
     Return of Capital ............................................................               --                   --
---------------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS ............................................................               --          (11,109,144)
---------------------------------------------------------------------------------------------------------------------------
   Increase (decrease) in net assets from operations and distributions ............       (6,076,474)          23,993,339
---------------------------------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
     Proceeds from sale of shares .................................................      192,484,819          255,422,494
     Value of distributions reinvested ............................................               --           11,109,252
     Cost of shares redeemed ......................................................         (757,175)            (885,224)
---------------------------------------------------------------------------------------------------------------------------
     Net increase from share  transactions ........................................      191,727,644          265,646,522
---------------------------------------------------------------------------------------------------------------------------
   TOTAL INCREASE IN NET ASSETS ...................................................      185,651,170          289,639,861

NET ASSETS
   Beginning of period ............................................................      515,506,446          225,866,585
---------------------------------------------------------------------------------------------------------------------------
    End of period .................................................................     $701,157,616         $515,506,446
---------------------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED NET INVESTMENT  INCOME, END OF PERIOD ...............................     $  6,081,958         $     42,531
---------------------------------------------------------------------------------------------------------------------------
CHANGES IN PORTFOLIO SHARES
     Shares sold ..................................................................       12,267,908           16,668,080
     Issued for distributions reinvested ..........................................              --               696,942
     Shares redeemed ..............................................................          (47,805)             (58,639)
---------------------------------------------------------------------------------------------------------------------------
Net increase in fund shares .......................................................       12,220,103           17,306,383
---------------------------------------------------------------------------------------------------------------------------


See Notes to Financial Statements.

Notes to Financial Statements                          June 30, 2005 (unaudited)
--------------------------------------------------------------------------------

1.   ORGANIZATION OF THE COMPANY

GE Investments Funds, Inc. (the "Company") was incorporated under the laws of the Commonwealth of Virginia on May 14, 1984 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Company is comprised of fourteen investment portfolios (collectively the "Funds"), although only the following twelve are currently being offered: U.S. Equity Fund, S&P 500 Index Fund, Premier Growth Equity Fund, Value Equity Fund, Mid-Cap Equity Fund, Small-Cap Value Equity Fund, International Equity Fund, Total Return Fund (the "Fund"), Global Income Fund, Income Fund, Money Market Fund and Real Estate Securities Fund.

Shares of the Company are offered only to insurance company separate accounts that fund certain variable life insurance contracts and variable annuity contracts. These insurance companies may include insurance companies affiliated with GE Asset Management Incorporated ("GEAM"), the investment adviser and administrator of each of the Funds.

As of June 30, 2005, GE Life and Annuity Assurance Company ("GE Life") and General Electric Capital Assurance Company, each an affiliated insurance company, controlled the Funds by ownership, through separate accounts, of virtually all of the Funds' shares of beneficial interest.


2.   SUMMARY OF SIGNIFICANT
     ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions at the date of the financial statements. Actual results may differ from those estimates.

The following summarizes the significant accounting policies of the Company:

SECURITY VALUATION AND TRANSACTIONS for which exchange quotations are readily available are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price. Securities listed on the NASDAQ will be valued at the NASDAQ's official close price. Certain fixed income securities are valued by a dealer or by a pricing service based upon a matrix system, which considers market transactions as well as dealer supplied valuations. Short-term investments maturing within sixty days are valued at amortized cost. If quotations are not readily available for a portfolio security, or if it is believed that a quotation or other market price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Fund's Board of Directors that are designed to establish its "fair value". These procedures require that the fair value of a security be established by the valuation committee. The fair value committee follows different protocols for different types of investments and circumstances.

Foreign securities may be valued with the assistance of an independent fair value pricing service in circumstances where it is believed that they have been or would be materially affected by events occurring after the close of the portfolio security's primary market and before the close of regular trading on the NYSE. This independent fair value pricing service uses a computerized system to appraise affected securities and portfolios taking into consideration various factors and the fair value of such securities may be something other than the last available quotation or other market price. GE Asset Management may also separately monitor portfolio securities and, consistent with the Fund's fair value procedures, apply a different value to a portfolio security than would be applied had it been priced using market quotations or by an independent fair value pricing service.

Determining the fair value of securities involves the application of both subjective and objective considerations. Security values may differ depending on the methodology used to determine their values, and may differ from the last quoted sale or closing price. No assurance can be given that use of these fair value procedures will always better represent the price at which a Fund could sell the affected portfolio security.

Security transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

REPURCHASE AGREEMENTS The Fund may enter into repurchase agreements. The Fund's or a third party custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Fund. The Fund values the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to 102% of the repurchase price. In the event the seller defaults and the value of the security declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

Notes to Financial Statements                          June 30, 2005 (unaudited)
--------------------------------------------------------------------------------

SECURITY LENDING The Fund may loan securities to brokers, dealers, and financial institutions determined by GEAM to be creditworthy, subject to certain limitations. The Fund continues to receive the interest and dividends on the loaned securities during the term of the loan. The loans of securities are secured by collateral in the form of cash or other liquid assets, which are segregated and maintained with the custodian in an amount at least equal to 102% of the current market value of the loaned securities. During the term of the loan, the Fund will record any gain or loss in the market value of its loaned securities and of securities in which cash collateral is invested. The Fund will also earn interest, net of any rebate, from securities in which cash collateral is invested. In the event the counterparty (borrower) does not meet its contracted obligation to return the securities, the Fund may be exposed to the risk of loss of reacquiring the loaned securities at prevailing market prices using the proceeds of the sale of the collateral.

FOREIGN CURRENCY Accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period. Such fluctuations are included in the net realized or unrealized gain or loss from investments. Net realized gains or losses on foreign currency transactions represent net gains or losses on sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income and withholding taxes accrued and the U.S. dollar amount actually received or paid, and gains or losses between the trade and settlement date on purchases and sales of securities. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases or decreases in unrealized appreciation/depreciation on foreign currency related transactions.

FUTURES CONTRACTS The Fund may invest in interest rate, financial or stock or bond index futures contracts subject to certain limitations. The Fund may invest in futures contracts to manage its exposure to the stock and bond markets and fluctuations in currency values. Buying futures tends to increase the Fund's exposure to the underlying instrument while selling futures tends to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. The Fund will not enter into a transaction involving futures for speculative purposes. The Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the fair value of the underlying security. The Fund records an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Fund recognizes a realized gain or loss on the expiration or closing of a futures contract.

OPTIONS The Fund may purchase and write options, subject to certain limitations. The Fund may invest in options contracts to manage their exposure to the stock and bond markets and fluctuations in foreign currency values. Writing puts and buying calls tend to increase the Fund's exposure to the underlying instrument while buying puts and writing calls tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. The Fund will not enter into a transaction involving options for speculative purposes. The Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Options are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price.

Notes to Financial Statements                          June 30, 2005 (unaudited)
--------------------------------------------------------------------------------

When the Fund writes an option, the amount of the premium received is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase, as a realized loss. When an option is exercised, the proceeds from the sale of the underlying security or the cost basis of the securities purchased is adjusted by the original premium received or paid.

SWAP CONTRACTS As part of the investment strategy, the Fund may invest in swap agreements, which are agreements to exchange the return generated by one instrument for the return generated by another instrument. Total return swap agreements involve commitments to pay interest in exchange for a market linked return based upon a notional principal amount. To the extent the total return of the security or index underlying the agreement exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. Swaps are marked to market daily based upon the underlying security or index. Payments received or made are recorded as realized gain or loss in the Statement of Operations. Entering into swap agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform and that there may be unfavorable changes in the value of the index or securities underlying the agreement. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS The Fund may purchase or sell securities on a when-issued or forward commitment basis. These transactions are arrangements in which the Fund purchases and sells securities with payment and delivery scheduled a month or more after entering into the transactions. The price of the underlying securities and the date when these securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contracts. In connection with such purchases, the Fund maintain cash or liquid assets in an amount equal to purchase commitments for such underlying securities until settlement date and for sales commitments, the Fund maintains equivalent deliverable securities as "cover" for the transaction. Unsettled commitments are valued at the current market value of the underlying security. Daily fluctuations in the value of such contracts are recorded as unrealized gains or losses. The Fund will not enter into such commitments for the purpose of investment leverage.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS The Fund may enter into forward foreign currency exchange contracts to facilitate transactions in foreign denominated securities and to manage the Fund's currency exposure. Forward foreign currency exchange contracts are valued at the mean between the bid and the offered forward rates as last quoted by a recognized dealer. The aggregate principal amounts of the contracts are not recorded in the Fund's financial statements. Such amounts appear under the caption forward foreign currency contracts in the Schedule of Investments. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (or liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains or losses on foreign currency related transactions. The Fund's risks in using these contracts include changes in the value of foreign currency or the possibility that the counterparties do not perform under the contracts' terms. When the Fund enters into a forward foreign currency exchange contract, it is required to segregate cash or liquid securities with its custodian in an amount equal to the value of the Fund's total assets committed to the consummation of the forward contract. If the value of the segregated securities declines, additional cash or securities is segregated so that the value of the account will equal the amount of the Fund's commitment with respect to the contract.

INVESTMENTS IN FOREIGN MARKETS Investments in foreign markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of

Notes to Financial Statements                          June 30, 2005 (unaudited)
--------------------------------------------------------------------------------

inflation, repatriation on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, tariffs and taxes, subject to delays in settlements, and their prices may be more volatile.

The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based upon net investment income, net realized gains and net unrealized appreciation as income and/or capital gains are earned.

INCOME TAXES The Fund intends to comply with all sections of the Internal Revenue Code applicable to regulated investment companies including the distribution of substantially all of their taxable net investment income and net realized capital gains to their shareholders. Therefore, no provision for federal income tax has been made. The Fund is treated as a separate taxpayer for federal income tax purposes.



At June 30, 2005, information on the tax cost of investments is as follows:


                                                                                                   Net Tax
                   Cost of                  Gross Tax                  Gross Tax                 Unrealized
               Investments for             Unrealized                 Unrealized                Appreciation
                Tax Purposes              Appreciation               Depreciation              on Investments
---------------------------------------------------------------------------------------------------------------------------
                $769,348,010              $30,463,154                $(12,522,548)              $17,940,606

As of December 31, 2004, the Fund has no capital loss carryover. During the year ended December 31, 2004, the Fund utilized approximately $2,763,765 of capital loss carryovers.

Any net capital and currency losses incurred after October 31, within the Fund's tax year, are deemed to arise on the first day of the Fund's next tax year if the Fund so elects to defer such losses.

The Fund had no losses incurred after October 31, 2004.

The tax composition of distributions paid (other than return of capital distributions for the year) during the year ended December 31, 2004 was as follows:


           Ordinary         Long-Term
            Income        Capital Gains       Total
----------------------------------------------------------------------------

          $6,141,806       $4,967,338     $11,109,144

DISTRIBUTIONS TO SHAREHOLDERS The Fund declares and pays net realized capital gains in excess of capital loss carryforwards distributions annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include (but are not limited to) swaps, futures, treatment of realized and unrealized gains and losses on forward foreign currency contracts, paydown gains and losses on mortgage-backed securities and losses deferred due to wash sale transactions. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or the net asset value of the Fund. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

INVESTMENT INCOME Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions, which are recorded as soon after ex-dividend date as such information becomes available. Interest income is recorded on the accrual basis. All discounts and premiums on taxable bonds are accreted to call or maturity date, whichever is shorter, using the effective yield method.

EXPENSES Expenses of the Company which are directly identifiable to one of the Funds are allocated to that portfolio. Expenses which are not directly identifiable to one of the Funds are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expenses and relative sizes of the Funds. All expenses of the Fund are paid by GEAM and reimbursed by the Fund.

Notes to Financial Statements                          June 30, 2005 (unaudited)
--------------------------------------------------------------------------------


3.   LINE OF CREDIT

Effective December 15, 2004, and expiring December 14, 2005, the Company shares a revolving credit facility of up to $25 million with a number of its affiliates. The credit facility is with its custodian bank, State Street Bank and Trust Company. The revolving credit facility requires the payment of a commitment fee equal to 0.09% per annum on the daily unused portion of the credit facility, payable quarterly. The portion borne by the Funds generally is borne proportionally based upon net assets. Generally, borrowings under the credit facility would accrue interest at the Federal Funds Rate plus 50 basis points and is borne by each of the borrowing Funds. The maximum amount allowed to be borrowed by any one of the Funds is the lesser of its prospectus limitation, 20% of its net assets, or $25 million. The credit facility was not utilized by the Company during the period ended June 30, 2005.


4.   AMOUNTS PAID TO AFFILIATES

ADVISORY AND ADMINISTRATION FEES GEAM, a registered investment adviser, was retained by the Company's Board of Directors effective May 1, 1997 to act as investment adviser and administrator of the Fund. Compensation of GEAM for investment advisory and administrative services is paid monthly based on the average daily net assets of the Fund. The advisory and administrative fee is stated in the following schedule:


                    Annualized based on
                  average daily net assets
------------------------------------------------------------

           Average Daily             Advisory and
            Net Assets              Administration
              of Fund                    Fees
------------------------------------------------------------

        First $100 million               .50%
         Next $100 million               .45%
         Next $100 million               .40%
         Next $100 million               .35%
         Over $400 million               .30%

Effective January 1, 2002, GECIS (General Electric Capital International Services) began performing certain accounting and certain administration services previously provided by an unaffiliated service provider. For the period ending June 30, 2005, $2,298 was charged to the Fund. Administrative services not performed by GEAM or GECIS were provided by an unaffiliated service provider.


ADVISORY AND ADMINISTRATIVE AGREEMENT RENEWAL

The Board of Directors, including the independent directors, of the GE Investments Funds, Inc. unanimously approved the continuance of the investment advisory agreement between each Fund and GE Asset Management Incorporated ("GEAM") at a meeting held on December 3, 2004.

In considering whether to approve the investment advisory agreement as it relates to the Fund, the Board (including the independent directors) considered and discussed a substantial amount of information and analysis prepared by GEAM at the Board's request. The Board also considered detailed information regarding performance and expenses of other investment companies with similar investment objectives and sizes, which was prepared by an independent third party provider, Lipper Inc. The Board reviewed the fees charged by GEAM for investment products other than mutual funds that employ the same investment strategies as the Fund. Before approving the Funds' advisory agreement, the independent directors reviewed the proposed continuance of the agreement with management of GEAM and with experienced legal counsel who is independent of GEAM and the GE Investments Funds, Inc. That legal counsel prepared a memorandum discussing the legal standards for the consideration of the proposed continuance. The independent directors also discussed the proposed continuance in a private session with their independent legal counsel at which no representative of GEAM was present. In determining to continue the agreement with respect to the Fund, the directors considered all factors they believed relevant, including the factors discussed below.

In their deliberations, the directors did not identify any particular information that was all-important or controlling, and each director attributed different weights to the various factors.

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY
THE MANAGER

The Board reviewed the services provided by GEAM, and the independent directors concurred that GEAM provides high quality advisory and administrative services because of the level of research, analysis, investment discipline and other services, such as securities trading, provided to the Fund. The independent directors specifically considered the favorable attributes of GEAM, including an investment philosophy oriented toward long-term performance, the

Notes to Financial Statements                          June 30, 2005 (unaudited)
--------------------------------------------------------------------------------

processes used for selecting investments, selecting brokers and for compliance activities, and the quality of the investment professionals employed by GEAM. The Board noted that the Fund represents only a small portion of the overall assets managed by GEAM, but the Fund benefits from a full array of services and resources provided by GEAM.

INVESTMENT PERFORMANCE

The Board reviewed detailed performance information for the Fund for various periods, which it also monitors as part of its regular quarterly Board meetings. The Board also reviewed detailed comparisons of the performance of the Fund with relevant securities indexes and various peer groups of mutual funds prepared by Lipper with respect to various periods. GEAM discussed in detail its investment process, focusing on the Fund's investment objective, the number and experience of portfolio management personnel, the investment style and approach employed, the likely market cycles for the investment style, and recent performance in light of GEAM's commitment to long-term satisfactory performance with respect to the Fund's investment objective and investment approach. The Board and the independent directors concluded that the Fund's performance was acceptable over the relevant periods, particularly from a longer-term perspective, which the Board believes is most relevant.

COSTS OF SERVICES PROVIDED AND PROFITABILITY

At the request of the independent directors, GEAM provided information concerning the profitability of GEAM's investment advisory and investment company activities and its financial condition for various past periods. The directors considered the profit margin information for GEAM's investment company business as a whole, as well as GEAM's profitability data for the Fund. The directors reviewed GEAM's assumptions and the methods of cost allocation used by GEAM in preparing the profitability data. GEAM stated its belief that the methods of allocation used were reasonable and consistent across its business.

The directors also examined the fee and expense ratios for the Fund and observed that GEAM's figures were at or below the applicable peer group. The directors noted the additional services provided by GEAM to the Fund compared to other investment products managed by GEAM.

The directors recognized that GEAM should be entitled to earn a reasonable level of profits for the services it provides to the Fund and, based on their review, concluded that they were satisfied that GEAM's level of profitability from its relationship with the Fund was not unreasonable or excessive.

ECONOMIES OF SCALE

The Board considered the extent to which economies of scale would be realized as the Fund grows, and whether fee levels reflect these economies of scale for the benefit of Fund investors. The independent directors did not disagree with GEAM's assertion that the comparatively lower fees it has charged to the Fund since inception means that GEAM is already sharing the low-fee benefits of larger asset sizes compared to having charged higher fees on lower asset levels for the Fund when newer. The Board recognized the benefits to the Fund of GEAM's past investment in the Funds' operations (through those lower fees and through subsidies of operating expenses). The Board reviewed the applicable fee breakpoints and concluded that no changes were needed.

FALL-OUT FINANCIAL BENEFITS

The Board and the independent directors considered other actual and potential financial benefits to GEAM in concluding that the contractual advisory fees are reasonable for the Fund. An example of those benefits would be the soft dollars generated by portfolio transactions by the Fund. The Board noted, however, that the Fund benefits from the vast array of resources available through GEAM and that the Fund represents only a small portion of the overall assets managed by GEAM.

CONCLUSION

The Board and the independent directors separately concluded that the renewal of the advisory agreement was in the best interest of the shareholders of the Fund.

DIRECTORS' COMPENSATION The Fund pays no compensation to their Directors who are officers or employees of GEAM or its affiliates. Directors who are not such officers or employees also serve in a similar capacity for other funds advised by GEAM. Compensation paid to unaffiliated directors are reflected on the Statement of Operations. These fees are allocated pro rata across all of the mutual Fund platforms and share classes served by the directors, including the Fund, and are based upon the

Notes to Financial Statements                          June 30, 2005 (unaudited)
--------------------------------------------------------------------------------

relative net assets of each fund within such platforms.
(For additional information about directors compensation please refer to the Statement of Additional Information.)


5.   INVESTMENT TRANSACTIONS

PURCHASES AND SALES OF SECURITIES The cost of purchases and the proceeds from sales of investments, other than short-term securities and options, for the period ended June 30, 2005 were as follows:


                 Purchases               Sales
              -------------------------------------

               $592,391,670          $376,631,716

OPTIONS During the period ended June 30, 2005, the following option contracts were written:


                               Number of
                             of Contracts         Premium
--------------------------------------------------------------------------------

Balance as of
  December 31, 2004               (64)          $  (24,808)

Written                          (252)             (47,964)

Closed and Expired                316               72,772

--------------------------------------------------------------------------------
Balance as of
  June 30, 2005                     0                 $  0
--------------------------------------------------------------------------------


SECURITY LENDING At June 30, 2005, the Fund participated in securities lending:


                     Loaned
                securities at              Cash
                market value            Collateral
--------------------------------------------------------------------------------

                $40,894,201             $42,338,937

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------

INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS:

The business and affairs of the Company are managed under the direction of the Company's Board of Directors. Information pertaining to the Directors and officers of the Company is set forth below.




INTERESTED DIRECTORS AND EXECUTIVE OFFICERS

--------------------------------------------------------------------------------
MICHAEL J. COSGROVE
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    56

POSITION(S) HELD WITH FUND Chairman of the Board and President

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 8 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Executive Vice President - Chief Commercial Officer of GEAM (formerly President, GE Asset Management Services division ("GEAMS") of GE Financial Assurance Holdings, Inc., an indirect wholly-owned subsidiary of General Electric Company ("GE")), since February 1997; Vice President, GE Capital Corporation, an indirect wholly-owned subsidiary of GE, since December 1999; Executive Vice President - Sales and Marketing of GEAM, a wholly-owned subsidiary of GE that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, since March 1993; Director of GEAM since 1988.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    49

OTHER DIRECTORSHIPS HELD BY DIRECTOR Chairman of the Board and President of GE Funds since 1993, and GE Institutional Funds and GE LifeStyle Funds since their inception; Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since 1988; Trustee of Fordham University since 2003 and Marymount College from 1994 through 2002.

--------------------------------------------------------------------------------
ALAN M. LEWIS
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    58

POSITION(S) HELD WITH FUND    Director and Executive Vice President

TERM OF OFFICE AND LENGTH OF TIME SERVED   Until successor is elected and
qualified - 5 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS    Executive Vice President,
General Counsel and Secretary of GEAM since 1987

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    49

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee and Executive Vice President of GE Funds, GE Institutional Funds and GE LifeStyle Funds since their inception. Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since 1987.

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ROBERT HERLIHY
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    38

POSITION(S) HELD WITH FUND    Treasurer

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 3 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Manager of Mutual Fund Operations at GEAM since March 2002; from August 1999 to March 2002, Mr. Herlihy was a manager in the Investment Company Services Group of PricewaterhouseCoopers LLP, New York; from September 1998 to August 1999 a Supervisor in the Investment Company Group at McGladrey & Pullen LLP (Acquired by PricewaterhouseCoopers LLP in August 1999); from June 1996 to September 1998 a Manager of Audit Services at Condon O'Meara McGinty & Donnelly LLP. Treasurer of GE Funds, GE Lifestyle Funds, GE Institutional Funds, Elfun Funds, and GE Savings & Security Funds since June 2002.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR    N/A

--------------------------------------------------------------------------------
MATTHEW J. SIMPSON
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    44

POSITION(S) HELD WITH FUND    Vice President and Secretary

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 8 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Senior Vice President and General Counsel - Marketing and Client Services (formerly Asset Management Services), at GEAM and Senior Vice President and General Counsel of GEAMS since February 1997; from October 1992 to February 1997, Vice President and Associate General Counsel of GEAM; Secretary of GE Funds since 1993 and Vice President since September 2003; Secretary of GE Institutional Funds and GE LifeStyle Funds since their inception and Vice President since September 2003; Assistant Secretary of Elfun Funds and GE Savings & Security Funds since 1998 and Vice President since October 2003.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR    N/A

--------------------------------------------------------------------------------
JEANNE M. LAPORTA
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    39

POSITION(S) HELD WITH FUND    Vice President and Assistant Secretary

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 1 year

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Vice President and Associate General Counsel - Marketing and Client Services (formerly Asset Management Services) at GEAM since May 1997; Vice President and Assistant Secretary of GE Funds, GE Institutional Funds and GE LifeStyle Funds since September 2003; Vice President and Assistant Secretary of Elfun Funds and GE Savings & Security Funds since October 2003.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR    N/A

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------

NON-INTERESTED DIRECTORS
--------------------------------------------------------------------------------
JOHN R. COSTANTINO
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    59

POSITION(S) HELD WITH FUND    Director

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 8 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS    Managing Director, Walden
Partners, Ltd., consultants and investors, since
August 1992.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    41

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds since 1993, GE Institutional Funds and GE LifeStyle Funds since their inception; Trustee of Fordham University since 2002 and Marymount College from 2001 through 2002; Neuroscience Research Institute since 1986; Diocesan Finance Counsel of the Dioceses of Brooklyn & Queens since 2001; Gregorian University Foundation since 1994.

--------------------------------------------------------------------------------
WILLIAM J. LUCAS
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    57

POSITION(S) HELD WITH FUND    Director

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 8 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Vice President and Treasurer of Fairfield University since 1983.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    41

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds since 1993, and GE Institutional Funds and GE LifeStyle Funds since their inception.

--------------------------------------------------------------------------------
ROBERT P. QUINN
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    69

POSITION(S) HELD WITH FUND    Director

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 8 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS    Retired since 1983 from Salomon
Brothers Inc.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    41

OTHER DIRECTORSHIPS HELD BY DIRECTOR GP Financial Corp, holding company; The Greenpoint Savings Bank, a financial institution. Trustee of GE Funds since 1993, and GE Institutional Funds and GE LifeStyle Funds since their inception.

--------------------------------------------------------------------------------
PROXY VOTING POLICIES AND PROCEDURES

You may request without charge a description of the Trust's policies and procedures for voting proxies related to the Funds' portfolio securities by calling 1-800-242-0134. You may also view a description of those policies and procedures on the Funds' website at http://www.gefunds.com or on the SEC's website at http://www.sec.gov.

Investment Team
--------------------------------------------------------------------------------


INVESTMENT ADVISER AND ADMINISTRATOR
GE Asset Management Incorporated

BOARD OF DIRECTORS
Michael J.Cosgrove, CHAIRMAN
John R. Costantino
Alan M. Lewis
William J. Lucas
Robert P. Quinn

SECRETARY
Matthew J. Simpson

TREASURER
Robert Herlihy

ASSISTANT TREASURER
Christopher M. Isaacs

DISTRIBUTOR
GE Investment Distributors, Inc.
Member NASD and SIPC

COUNSEL
Sutherland, Asbill & Brennan, LLP

CUSTODIAN
State Street Bank & Trust Company

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
KPMG LLP

OFFICERS OF THE INVESTMENT ADVISER
John H. Myers, CHIEF EXECUTIVE OFFICER
David B. Carlson, EVP, DOMESTIC EQUITIES
Michael J. Cosgrove, EVP, CHIEF COMMERCIAL OFFICER
Kathryn Karlic, EVP, FIXED INCOME
Ralph R. Layman, EVP, INTERNATIONAL EQUITIES
Alan M. Lewis, EVP, GENERAL COUNSEL AND SECRETARY
Robert A. MacDougall, EVP, FIXED INCOME
Don W. Torey, EVP, ALTERNATIVE INVESTMENTS AND REAL ESTATE
John J. Walker, EVP, CHIEF FINANCIAL OFFICER

GE Investments Funds, Inc.

Global Income Fund



Semi-Annual Report

JUNE 30, 2005


[GE Logo omitted]

GE Investments Funds, Inc.
Global Income Fund                                                      Contents
-------------------------------------------------------------------------------

MANAGER REVIEW AND SCHEDULE OF INVESTMENTS ...........................      1

NOTES TO PERFORMANCE .................................................      5

NOTES TO SCHEDULE OF INVESTMENTS .....................................      5

FINANCIAL STATEMENTS

     Financial Highlights ............................................      6

     Statement of Assets and Liabilities .............................      7

     Statement of Operations .........................................      8

     Statements of Changes in Net Assets .............................      9

     Notes to Financial Statements ...................................     10

ADDITIONAL INFORMATION ...............................................     16

INVESTMENT TEAM ......................................................     19



This report is prepared for Policyholders of certain variable contracts and may be distributed to others only if preceded or accompanied by the variable contract's current prospectus and the current prospectus of the Funds available for investments thereunder.

Global Income Fund                                                           Q&A
--------------------------------------------------------------------------------


WILLIAM M. HEALEY IS A SENIOR VICE PRESIDENT OF GE ASSET MANAGEMENT. HE IS PORTFOLIO MANAGER OF THE GLOBAL INCOME FUND AND HAS SERVED IN THIS CAPACITY SINCE SEPTEMBER 2002. PRIOR TO JOINING GE ASSET MANAGEMENT, MR. HEALEY SPENT OVER 10 YEARS IN THE FIXED INCOME GROUP AT METLIFE.


Q. HOW DID THE GLOBAL INCOME FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2005?

A. For the six-month period ended June 30, 2005, the Global Income Fund returned (4.29)%. The Salomon Brothers World Government Bond Index Un-hedged, the Fund's benchmark, returned (3.97)% and the Fund's Lipper peer group of 29 Global Income Funds returned an average of (0.58)% for the same period.

Q. WHAT MARKET CONDITIONS IMPACTED THE FUND DURING THE SIX-MONTH PERIOD ENDED JUNE 30, 2005?

A. Yields fell during the first six months of 2005 across all major government bond markets except in the short to intermediate end of the U.S. curve as the U.S. Federal Reserve raised its target fed funds rate 4 times, in 25 basis point increments, to 3.25%. Economic growth in America held steady while activity in Europe and Japan weakened. The ECB remained on hold despite softer consumer spending and slowing productivity. The 10-year euro yield fell 55 basis points to 3.13%. The euro declined nearly 11% versus the U.S. dollar to 1.2108 $/Euro. After a strong first quarter, second quarter growth in Japan weakened with a slowdown in consumer spending. The 10-year JGB yield dropped 27 basis points to 1.17%. The Yen lost roughly 8% of its value versus the U.S. dollar, ending June at 102.63 yen/$. The U.S. yield curve flattened dramatically as yields on 2-year notes rose 57 basis points to 3.64%, while yields on 10-year notes fell 30 basis points to 3.92%.

Q.  WHAT WERE THE PRIMARY DRIVERS OF FUND PERFORMANCE?

A. Country allocation was maintained fairly close to that of the Index during the period. Overall portfolio duration was slightly shorter than the benchmark, which caused a modest drag on performance as rates moved downward in most major economies.

[photo omitted]

Global Income Fund
--------------------------------------------------------------------------------
                                              Understanding Your Fund's Expenses


As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended June 30, 2005.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses Paid During Period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.

JANUARY 1, 2005 - JUNE 30, 2005
---------------------------------------------------------------------------------------------------------------------------
                                     ACCOUNT VALUE AT                   ACCOUNT VALUE                     EXPENSES
                                     THE BEGINNING OF                   AT THE END OF                    PAID DURING
                                      THE PERIOD ($)                    THE PERIOD ($)                 THE PERIOD ($)*
---------------------------------------------------------------------------------------------------------------------------
Actual Fund Return**                     1,000.00                           957.13                           4.11
---------------------------------------------------------------------------------------------------------------------------
Hypothetical 5% Return
   (2.5% for the period)                 1,000.00                         1,020.39                      4.24
---------------------------------------------------------------------------------------------------------------------------

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.85% (FROM PERIOD JANUARY 1, 2005 - JUNE 30, 2005), MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 181/365 (TO REFLECT THE SIX-MONTH PERIOD).

**  ACTUAL FUND RETURN FOR SIX-MONTH PERIOD ENDED JUNE 30, 2005 WAS (4.29)%.

Global Income Fund                                                   (unaudited)
--------------------------------------------------------------------------------


CHANGE IN VALUE
OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

[Line chart omitted -- plot points are as follows:]

                                                 Salomon Brothers World
                        Global Income Fund       Government Bond Index
05/01/97                    10,000                     10,000
06/01/97                    10,190                     10,394
12/01/97                    10,341                     10,548
06/01/98                    10,729                     10,843
12/01/98                    11,720                     12,163
06/01/99                    10,874                     11,290
12/01/99                    10,841                     11,644
06/01/00                    10,717                     11,647
12/01/00                    10,767                     11,829
06/01/01                    10,314                     11,289
12/01/01                    10,586                     11,712
06/01/02                    11,526                     12,866
12/01/02                    12,347                     13,995
06/01/03                    12,962                     14,989
12/01/03                    13,790                     16,081
06/01/04                    13,554                     15,836
12/01/04                    15,094                     17,746
06/01/05                    14,447                     17,041


Global Income Fund (ending value $14,447)
Salomon Brothers World Government Bond Index (ending value $17,041)


AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED JUNE 30, 2005
---------------------------------------------------------------------------------------------------------------------------
                                                  SIX                   ONE                 FIVE                 SINCE
                                                MONTHS                 YEAR                 YEAR               INCEPTION
---------------------------------------------------------------------------------------------------------------------------
Global Income Fund                               -4.29%                 6.59%                6.16%               4.61%
---------------------------------------------------------------------------------------------------------------------------
Salomon Brothers World
Government Bond Index                            -3.97%                 7.61%                7.91%               6.74%
---------------------------------------------------------------------------------------------------------------------------
Lipper peer group average*                       -0.58%                 9.81%                8.45%               N/A
---------------------------------------------------------------------------------------------------------------------------
Inception date                                  5/1/97
---------------------------------------------------------------------------------------------------------------------------


INVESTMENT PROFILE

A fund designed for investors who seek high return, emphasizing current income and, to a lesser extent, capital appreciation by investing in a combination of foreign and domestic debt securities, with an emphasis in foreign debt securities.


CURRENCY EXPOSURE
AS OF JUNE 30, 2005
as a % of Market Value
--------------------------------------------------------------------------------

Market Value of $13,809 (in thousands)

[Pie chart omitted -- plot points are as follows:]

Euro                   40.5%
U.S. Dollars           27.0%
Japanese Yen           24.6%
Pound Sterling          4.6%
Canadian Dollars        3.3%


PORTFOLIO COMPOSITION
AS OF JUNE 30, 2005
as a % of Market Value
--------------------------------------------------------------------------------

Market Value of $13,809 (in thousands)

[Pie chart omitted -- plot points are as follows:]

Continental Europe          40.5%
United States               27.0%
Japan                       24.6%
United Kingdom               4.6%
Canada                       3.3%


* LIPPER PERFORMANCE COMPARISONS ARE BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE SIX-MONTH, ONE-YEAR, AND FIVE-YEAR PERIODS INDICATED IN THE GLOBAL INCOME PEER GROUP CONSISTING OF 29, 29, AND 25 UNDERLYING ANNUITY FUNDS, RESPECTIVELY.

    SEE NOTES TO PERFORMANCE ON PAGE 5 FOR FURTHER INFORMATION, INCLUDING AN EXPLANATION OF LIPPER PEER CATEGORIES.

    PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES.

GLOBAL INCOME FUND

Schedule of Investments                                June 30, 2005 (unaudited)
--------------------------------------------------------------------------------
                               GLOBAL INCOME FUND
--------------------------------------------------------------------------------
                                   PRINCIPAL
                                      AMOUNT         VALUE
--------------------------------------------------------------------------------

BONDS AND NOTES -- 87.3%
--------------------------------------------------------------------------------


AUSTRIA -- 1.9%

Government of Austria
   4.00%  07/15/09            EUR     219,000   $   281,672(b)

BELGIUM -- 1.9%

Government of Belgium
   5.00%  09/28/11            EUR      40,000       54,712(b)
   5.50%  09/28/17            EUR     155,000      228,681(b)
                                                   283,393

CANADA -- 3.0%

Government of Canada
   5.75%  06/01/33            CAD      72,000       72,747
   6.00%  06/01/11            CAD     415,000      383,536
                                                   456,283

FINLAND -- 0.9%

Government of Finland
   5.38%  07/04/13            EUR      93,000      132,219(b)

FRANCE -- 3.6%

Government of France
   5.50%  04/25/10            EUR     398,000      547,055(b)

GERMANY -- 19.8%

Bundesobligation
   4.50%  08/17/07            EUR     205,000      260,626
   5.00%  02/17/06            EUR     173,000      213,182(b)
Deutsche Bundesrepublik
   4.13%  07/04/08            EUR      50,000       63,909(b)
   5.00%  01/04/12            EUR     725,000      994,416(b)
   5.50%  01/04/31            EUR      65,000      102,726(b)
   6.00%  01/04/07            EUR     270,000      345,823(b)
   6.25%  01/04/30            EUR     547,000      940,451(b)
Kreditanstalt fuer Wiederaufbau
   5.25%  07/04/12            EUR      72,000      100,281(b)
                                                 3,021,414

GREECE -- 2.4%

Hellenic Republic
   5.25%  05/18/12            EUR     107,000      147,723(b)
   6.00%  02/19/06            EUR     172,000      213,176(b)
                                                   360,899

ITALY -- 1.0%

Italy Buoni Poliennali Del Tesoro
   6.75%  02/01/07            EUR     117,000      151,902(b)

--------------------------------------------------------------------------------
                                   PRINCIPAL
                                      AMOUNT         VALUE
--------------------------------------------------------------------------------

JAPAN -- 22.3%

Government of Japan
   0.02%  03/20/06            JPY  32,500,000  $   294,293(a)
   0.03%  12/20/06            JPY  28,500,000      258,977(a)
   0.04%  03/20/07            JPY  62,500,000      568,466(a)
   0.06%  09/20/07            JPY  31,600,000      286,652(a)
   0.19%  12/22/08            JPY  65,000,000      600,929(a)
   1.10%  12/20/05            JPY  65,000,000      589,505
   1.30%  09/20/12            JPY  35,400,000      331,986
   1.80%  12/20/10            JPY  48,400,000      468,114
                                                 3,398,922

NETHERLANDS -- 2.9%

Government of Netherlands
   5.50%  01/15/28            EUR     285,000      443,670

SPAIN -- 2.4%

Government of Spain
   4.25%  10/31/07            EUR     290,000      368,076

UNITED KINGDOM -- 4.1%

United Kingdom Gilt
   6.00%  12/07/28            GBP     102,000      231,638
   7.75%  09/08/06            GBP      96,000      178,958
   8.50%  12/07/05            GBP     120,000      218,921
                                                   629,517

UNITED STATES -- 21.1%

U.S. Treasury Bonds
   5.25%  02/15/29            USD     683,000      781,502(b)
   5.38%  02/15/31            USD     350,000      413,165(b)
U.S. Treasury Notes
   3.50%  11/15/06            USD     700,000      699,181(b)
   4.38%  05/15/07 - 08/15/12  USD  1,280,000    1,313,777(b)
                                                 3,207,625

TOTAL INVESTMENT IN SECURITIES
   (COST $10,907,538)                           13,282,647

--------------------------------------------------------------------------------

                                       NUMBER
                                    OF SHARES       VALUE
--------------------------------------------------------------------------------

SHORT TERM INVESTMENTS -- 3.4%
--------------------------------------------------------------------------------

GEI Short Term Investment Fund
   3.20%                      USD     526,173      526,173(a,c)
   (COST $526,173)


TOTAL INVESTMENTS
   (COST $11,433,711)                           13,808,820


OTHER ASSETS AND LIABILITIES,
   NET -- 9.3%                                   1,414,149
                                               -----------

NET ASSETS -- 100.0%                           $15,222,969
                                               ===========


See Notes to Schedule of Investments on page 5 and Notes to Financial
Statements.

Notes to Performance                                   June 30, 2005 (unaudited)
--------------------------------------------------------------------------------


Total returns take into account changes in share price and assume reinvestment of dividends and capital gains distributions, if any. Investment returns and net asset value on an investment will fluctuate and you may have a gain or loss when you sell your shares. Periods less than one year are not annualized.

Current performance may be lower or higher than that shown. You may call toll-free (800) 242-0134 for performance information as of the most recent month end.

Certain fees and Fund expenses have been waived and/or borne by the Fund's prior investment advisers. Had these fees and expenses not been waived, the returns (and/or yields) would have been lower.

Shares of the Fund are neither insured nor guaranteed by the U.S. Government, and their prices will fluctuate with market conditions.

The Salomon/Smith Barney World Government Bond Index (Salomon World Bond) is an unmanaged index and do not reflect the actual cost of investing in the instruments that comprise this index.

The Salomon World Bond Index is a market capitalization-weighted index designed to track major government debt markets. The index includes issues which must be sovereign debt issued in the domestic market in the local currency with at least one year of maturity. The following countries are included in the index:
Australia, Austria, Belgium, Canada, Denmark, France, Germany, Italy, Japan, Netherlands, Spain, Sweden, United Kingdom and United States. The results shown for the foregoing index assume the reinvestment of net dividends or interest.

The peer universe of the underlying annuity funds used in our peer ranking calculation is based on the blend of Lipper peer categories, as shown. Lipper is an independent mutual fund rating service. A Fund's performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to the Fund's. Such comparisons or rankings are made on the basis of several factors, including the Fund's objectives and policies, management style and strategy, and portfolio composition, and may change over time if any of those factors change. Lipper is an independent mutual fund rating service.


Notes to Schedule of Investments
--------------------------------------------------------------------------------

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities cited may not represent current or future holdings and should not be considered as a recommendation to purchase or sell a particular security. See the prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.

(a) Coupon amount represents effective yield.

(b) At June 30, 2005, all or a portion of this security was pledged to cover collateral requirements for futures and forward foreign currency contracts.

(c) GEAM the investment adviser of the Fund, also serves as investment adviser of the Trust.

+   Percentages are based on net assets as of June 30, 2005.


Abbreviations:

USD      United States Dollar

CAD      Canadian Dollar

EUR      Euro

GBP      British Pound

JPY      Japanese Yen

Financial Highlights
Selected data based on a share outstanding throughout the period(s) indicated
------------------------------------------------------------------------------------------------------------------------------------

GLOBAL INCOME FUND
                                               6/30/05+       12/31/04      12/31/03        12/31/02       12/31/01      12/31/00
------------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                       --             --            --              --             --        5/1/97
Net asset value, beginning of period ..........  $12.13         $11.68        $10.84           $9.35          $9.51         $9.59
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income ......................    0.13           0.31          0.31            0.21           0.32          0.40
   Net realized and unrealized
      gains/(losses) on investments ...........   (0.65)          0.79          0.96            1.35          (0.48)        (0.47)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME/(LOSS) FROM INVESTMENT
   OPERATIONS .................................   (0.52)          1.10          1.27            1.56          (0.16)        (0.07)
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income ......................      --           0.65          0.43            0.07             --          0.01
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ...........................      --           0.65          0.43            0.07             --          0.01
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ................  $11.61         $12.13        $11.68          $10.84          $9.35         $9.51
====================================================================================================================================
TOTAL RETURN (A) .............................. (4.29)%          9.46%        11.69%          16.63%        (1.68)%       (0.69)%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands) ... $15,223        $16,698       $17,241         $17,806         $8,885        $9,555
   Ratios to average net assets:
      Net investment income* ..................   2.18%          2.29%         2.23%           2.65%          3.53%         4.51%
      Expenses* ...............................   0.85%          0.86%         0.71%           0.69%          0.72%         0.72%
   Portfolio turnover rate ....................      0%             0%           33%            152%           125%          177%


NOTES TO FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(a) Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains. Had the adviser not absorbed a portion of expenses, total returns would have been lower.

*    Annualized for periods less than one year

+    Unaudited

See Notes to Financial Statements.

Statement of Assets
and Liabilities JUNE 30, 2005 (UNAUDITED)
                                                                                                          GLOBAL
                                                                                                          INCOME
                                                                                                           FUND
---------------------------------------------------------------------------------------------------------------------------
ASSETS   Investments in securities, at market  (cost $10,907,538) ..................................   $13,282,647
   Short-term affiliated investments (at amortized cost) ...........................................       526,173
   Foreign cash (cost  $1,282,799) .................................................................     1,240,236
   Income receivables ..............................................................................       183,923
   Receivable for fund shares sold .................................................................           945
---------------------------------------------------------------------------------------------------------------------------
       TOTAL ASSETS ................................................................................    15,233,924
---------------------------------------------------------------------------------------------------------------------------
LIABILITIES
   Payable to GEAM .................................................................................       10,955
---------------------------------------------------------------------------------------------------------------------------
       TOTAL LIABILITIES ...........................................................................       10,955
---------------------------------------------------------------------------------------------------------------------------
NET ASSETS .........................................................................................   $15,222,969
===========================================================================================================================
NET ASSETS CONSIST OF:
   Capital paid in .................................................................................    12,821,592
   Undistributed net investment income .............................................................       176,657
   Accumulated net realized loss ...................................................................       (99,885)
   Net unrealized appreciation/ (depreciation) on:
       Investments .................................................................................     2,375,109
       Foreign currency related transactions .......................................................       (50,504)
---------------------------------------------------------------------------------------------------------------------------
NET ASSETS .........................................................................................   $15,222,969
===========================================================================================================================
Shares outstanding ($0.01 par value; unlimited shares authorized) ..................................     1,310,969
Net asset value per share ..........................................................................        $11.61


See Notes to Financial Statements.

Statement of Operations
FOR THE SIX MONTHS ENDED JUNE 30, 2005 (UNAUDITED)

                                                                                                GLOBAL
                                                                                                INCOME
                                                                                                 FUND
------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
    INCOME:
      Interest ............................................................................   $  236,909
      Interest from affliated investments .................................................        5,051
------------------------------------------------------------------------------------------------------------------
    TOTAL INCOME ..........................................................................      241,960
------------------------------------------------------------------------------------------------------------------
    EXPENSES:
      Advisory and administrative fees ....................................................       49,066
      Custody and accounting expenses .....................................................       15,792
      Professional fees ...................................................................        1,352
      Transfer agent ......................................................................           86
      Trustee's fees ......................................................................          174
      Registration expenses ...............................................................           56
      Other expenses ......................................................................        1,059
------------------------------------------------------------------------------------------------------------------
    TOTAL EXPENSES ........................................................................       67,585
------------------------------------------------------------------------------------------------------------------
    NET INVESTMENT INCOME .................................................................      174,375
==================================================================================================================
NET REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS
      REALIZED GAIN ON:

         Investments ......................................................................       86,267
         Foreign currency transactions ....................................................       46,961

      DECREASE IN UNREALIZED DEPRECIATION ON:
         Investments ......................................................................     (795,688)
         Foreign currency transactions ....................................................     (208,647)
------------------------------------------------------------------------------------------------------------------
      Net realized and unrealized loss
         on investments ...................................................................     (871,107)
------------------------------------------------------------------------------------------------------------------
    NET DECREASE IN NET ASSETS RESULTING
      FROM OPERATIONS .....................................................................    $(696,732)
==================================================================================================================

See Notes to Financial Statements.

Statements of
Changes in Net Assets

                                                                                                            GLOBAL
                                                                                                            INCOME
                                                                                                             FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                                                             SIX MONTHS ENDED         YEAR ENDED
                                                                                               JUNE 30, 2005        DECEMBER 31,
                                                                                                (UNAUDITED)              2004
------------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investments income ..............................................................    $   174,375          $   371,870
     Net realized gain on investments, futures, written options,
       foreign currency transactions and swaps ...........................................        133,228              385,735
     Net increase (decrease) in unrealized appreciation/(depreciation)
       on investments, and foreign currency translation ..................................     (1,004,335)             661,292
------------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from operations .............................................       (696,732)           1,418,897
------------------------------------------------------------------------------------------------------------------------------------
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income ...............................................................             --             (849,196)
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS ...................................................................             --             (849,196)
------------------------------------------------------------------------------------------------------------------------------------
   Increase (decrease) in net assets from operations and distributions ...................       (696,732)             569,701
------------------------------------------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
     Proceeds from sale of shares ........................................................        566,759            2,401,575
     Value of distributions reinvested ...................................................             --              849,193
     Cost of shares redeemed .............................................................     (1,344,671)          (4,363,414)
------------------------------------------------------------------------------------------------------------------------------------
     Net decrease from share  transactions ...............................................       (777,912)          (1,112,646)
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL DECREASE IN NET ASSETS ..........................................................     (1,474,644)            (542,945)

NET ASSETS
   Beginning of period ...................................................................     16,697,613           17,240,558
------------------------------------------------------------------------------------------------------------------------------------
   End of period .........................................................................    $15,222,969          $16,697,613
====================================================================================================================================
UNDISTRIBUTED NET INVESTMENT  INCOME, END OF PERIOD ......................................    $   176,657          $     2,282
------------------------------------------------------------------------------------------------------------------------------------
CHANGES IN PORTFOLIO SHARES
     Shares sold .........................................................................         47,553              202,823
     Issued for distributions reinvested .................................................             --               70,531
     Shares redeemed .....................................................................       (113,623)            (372,730)
------------------------------------------------------------------------------------------------------------------------------------
Net decrease in fund shares ..............................................................        (66,070)             (99,376)
====================================================================================================================================

See Notes to Financial Statements.

Notes to Financial Statements                          June 30, 2005 (unaudited)
--------------------------------------------------------------------------------


1.   ORGANIZATION OF THE COMPANY

GE Investments Funds, Inc. (the "Company") was incorporated under the laws of the Commonwealth of Virginia on May 14, 1984 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Company is comprised of fourteen investment portfolios (collectively the "Funds"), although only the following twelve are currently being offered: U.S. Equity Fund, S&P 500 Index Fund, Premier Growth Equity Fund, Value Equity Fund, Mid-Cap Equity Fund, Small-Cap Value Equity Fund, International Equity Fund, Total Return Fund, Global Income Fund (the "Fund"), Income Fund, Money Market Fund and Real Estate Securities Fund.

Shares of the Company are offered only to insurance company separate accounts that fund certain variable life insurance contracts and variable annuity contracts. These insurance companies may include insurance companies affiliated with GE Asset Management Incorporated ("GEAM"), the investment adviser and administrator of each of the Funds.

As of June 30, 2005, GE Life and Annuity Assurance Company ("GE Life") and General Electric Capital Assurance Company, each an affiliated insurance company, controlled the Funds by ownership, through separate accounts, of virtually all of the Funds' shares of beneficial interest.


2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions at the date of the financial statements. Actual results may differ from those estimates.

The following summarizes the significant accounting policies of the Company:

SECURITY VALUATION AND TRANSACTIONS for which exchange quotations are readily available are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price. Securities listed on the NASDAQ will be valued at the NASDAQ's official close price. Certain fixed income securities are valued by a dealer or by a pricing service based upon a matrix system, which considers market transactions as well as dealer supplied valuations. Short-term investments maturing within sixty days are valued at amortized cost. If quotations are not readily available for a portfolio security, or if it is believed that a quotation or other market price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Fund's Board of Directors that are designed to establish its "fair value". These procedures require that the fair value of a security be established by the valuation committee. The fair value committee follows different protocols for different types of investments and circumstances.

Foreign securities may be valued with the assistance of an independent fair value pricing service in circumstances where it is believed that they have been or would be materially affected by events occurring after the close of the portfolio security's primary market and before the close of regular trading on the NYSE. This independent fair value pricing service uses a computerized system to appraise affected securities and portfolios taking into consideration various factors and the fair value of such securities may be something other than the last available quotation or other market price. GE Asset Management may also separately monitor portfolio securities and, consistent with the Fund's fair value procedures, apply a different value to a portfolio security than would be applied had it been priced using market quotations or by an independent fair value pricing service.

Determining the fair value of securities involves the application of both subjective and objective considerations. Security values may differ depending on the methodology used to determine their values, and may differ from the last quoted sale or closing price. No assurance can be given that use of these fair value procedures will always better represent the price at which a Fund could sell the affected portfolio security.

Security transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

REPURCHASE AGREEMENTS The Fund may enter into repurchase agreements. The Fund's or a third party custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Fund. The Fund values the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to 102% of the

Notes to Financial Statements                          June 30, 2005 (unaudited)
--------------------------------------------------------------------------------


repurchase price. In the event the seller defaults and the value of the security declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

SECURITY LENDING The Fund may loan securities to brokers, dealers, and financial institutions determined by GEAM to be creditworthy, subject to certain limitations. The Fund continues to receive the interest and dividends on the loaned securities during the term of the loan. The loans of securities are secured by collateral in the form of cash or other liquid assets, which are segregated and maintained with the custodian in an amount at least equal to 102% of the current market value of the loaned securities. During the term of the loan, the Fund will record any gain or loss in the market value of its loaned securities and of securities in which cash collateral is invested. The Fund will also earn interest, net of any rebate, from securities in which cash collateral is invested. In the event the counterparty (borrower) does not meet its contracted obligation to return the securities, the Fund may be exposed to the risk of loss of reacquiring the loaned securities at prevailing market prices using the proceeds of the sale of the collateral.

FOREIGN CURRENCY Accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period. Such fluctuations are included in the net realized or unrealized gain or loss from investments. Net realized gains or losses on foreign currency transactions represent net gains or losses on sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income and withholding taxes accrued and the U.S. dollar amount actually received or paid, and gains or losses between the trade and settlement date on purchases and sales of securities. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases or decreases in unrealized appreciation/depreciation on foreign currency related transactions.

FUTURES CONTRACTS The Fund may invest in interest rate, financial or stock or bond index futures contracts subject to certain limitations. The Fund may invest in futures contracts to manage its exposure to the stock and bond markets and fluctuations in currency values. Buying futures tends to increase the Fund's exposure to the underlying instrument while selling futures tends to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. The Fund will not enter into a transaction involving futures for speculative purposes. The Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the fair value of the underlying security. The Fund records an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Fund recognizes a realized gain or loss on the expiration or closing of a futures contract.

OPTIONS The Fund may purchase and write options, subject to certain limitations. The Fund may invest in options contracts to manage their exposure to the stock and bond markets and fluctuations in foreign currency values. Writing puts and buying calls tend to increase the Fund's exposure to the underlying instrument while buying puts and writing calls tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. The Fund will not enter into a transaction involving options for speculative purposes. The Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance

Notes to Financial Statements                          June 30, 2005 (unaudited)
--------------------------------------------------------------------------------


of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Options are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price.

When the Fund writes an option, the amount of the premium received is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase, as a realized loss. When an option is exercised, the proceeds from the sale of the underlying security or the cost basis of the securities purchased is adjusted by the original premium received or paid.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS The Fund may purchase or sell securities on a when-issued or forward commitment basis. These transactions are arrangements in which the Fund purchases and sells securities with payment and delivery scheduled a month or more after entering into the transactions. The price of the underlying securities and the date when these securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contracts. In connection with such purchases, the Fund maintain cash or liquid assets in an amount equal to purchase commitments for such underlying securities until settlement date and for sales commitments, the Fund maintains equivalent deliverable securities as "cover" for the transaction. Unsettled commitments are valued at the current market value of the underlying security. Daily fluctuations in the value of such contracts are recorded as unrealized gains or losses. The Fund will not enter into such commitments for the purpose of investment leverage.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS The Fund may enter into forward foreign currency exchange contracts to facilitate transactions in foreign denominated securities and to manage the Fund's currency exposure. Forward foreign currency exchange contracts are valued at the mean between the bid and the offered forward rates as last quoted by a recognized dealer. The aggregate principal amounts of the contracts are not recorded in the Fund's financial statements. Such amounts appear under the caption forward foreign currency contracts in the Schedule of Investments. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (or liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains or losses on foreign currency related transactions. The Fund's risks in using these contracts include changes in the value of foreign currency or the possibility that the counterparties do not perform under the contracts' terms. When the Fund enters into a forward foreign currency exchange contract, it is required to segregate cash or liquid securities with its custodian in an amount equal to the value of the Fund's total assets committed to the consummation of the forward contract. If the value of the segregated securities declines, additional cash or securities is segregated so that the value of the account will equal the amount of the Fund's commitment with respect to the contract.

INVESTMENTS IN FOREIGN MARKETS Investments in foreign markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, tariffs and taxes, subject to delays in settlements, and their prices may be more volatile.

The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based upon net investment income, net realized gains and net unrealized appreciation as income and/or capital gains are earned.

INCOME TAXES The Fund intends to comply with all sections of the Internal Revenue Code applicable to regulated investment companies including the distribution of substantially all of their taxable net investment income and net realized capital gains to their shareholders. Therefore, no provision for federal income tax has been made. The Fund is treated as a separate taxpayer for federal income tax purposes.

Notes to Financial Statements                          June 30, 2005 (unaudited)
--------------------------------------------------------------------------------


At June 30, 2005, information on the tax components of capital is as follows:

                                                                                                            Net Tax
         Cost of                      Gross Tax                        Gross Tax                          Unrealized
     Investments for                 Unrealized                       Unrealized                         Appreciation
      Tax Purposes                  Appreciation                     Depreciation                       on Investments
---------------------------------------------------------------------------------------------------------------------------
      $11,441,063                    $2,370,698                        $(2,941)                           $2,367,757

As of December 31, 2004, the Fund has the capital loss carryover as indicated below. The capital loss carryover is available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income.

           Amount                                 Expires
--------------------------------------------------------------------------------
          $224,660                                12/31/08
             1,101                                12/31/12

Any net capital and currency losses incurred after October 31, within the Fund's tax year, are deemed to arise on the first day of the Fund's next tax year if the Fund so elects to defer such losses.

The Fund had no losses incurred after October 31, 2004.

The tax composition of distributions paid (other than return of capital distributions for the year) during the year ended December 31, 2004 was as follows:

                            Long-Term
     Ordinary                Capital
      Income                  Gains                 Total
--------------------------------------------------------------------------------
     $849,196                 $  --                $849,196

DISTRIBUTIONS TO SHAREHOLDERS The Fund declares and pays dividends from net investment income annually. The Fund declares and pays net realized capital gains in excess of capital loss carryforwards distributions annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include (but are not limited to) treatment of realized and unrealized gains and losses on forward foreign currency contracts and losses deferred due to wash sale transactions. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or the net asset value of the Fund. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

INVESTMENT INCOME Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions, which are recorded as soon after ex-dividend date as such information becomes available. Interest income is recorded on the accrual basis. All discounts and premiums on taxable bonds are accreted to call or maturity date, whichever is shorter, using the effective yield method.

EXPENSES Expenses of the Company which are directly identifiable to one of the Funds are allocated to that portfolio. Expenses which are not directly identifiable to one of the Funds are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expenses and relative sizes of the Funds. All expenses of the Fund are paid by GEAM and reimbursed by the Fund.


3.   LINE OF CREDIT

Effective December 15, 2004, and expiring December 14, 2005, the Company shares a revolving credit facility of up to $25 million with a number of its affiliates. The credit facility is with its custodian bank, State Street Bank and Trust Company. The revolving credit facility requires the payment of a commitment fee equal to 0.09% per annum on the daily unused portion of the credit facility, payable quarterly. The portion borne by the Funds generally is borne proportionally based upon net assets. Generally, borrowings under the credit facility would accrue interest at the Federal Funds Rate plus 50 basis points and is borne by each of the borrowing of the Funds. The maximum amount allowed to be borrowed by any one

Notes to Financial Statements                          June 30, 2005 (unaudited)
--------------------------------------------------------------------------------


of the Funds is the lesser of its prospectus limitation, 20% of its net assets, or $25 million. The credit facility was not utilized by the Company during the period ended June 30, 2005.

4.   AMOUNTS PAID TO AFFILIATES

ADVISORY AND ADMINISTRATION FEES GEAM, a registered investment adviser, was retained by the Company's Board of Directors effective May 1, 1997 to act as investment adviser and administrator of the Fund. Compensation of GEAM for investment advisory and administrative services is paid monthly based on the average daily net assets of the Fund at an annualized rate of .60%.

Effective January 1, 2002, GECIS (General Electric Capital International Services) began performing certain accounting and certain administration services previously provided by an unaffiliated service provider. For the period ending June 30, 2005, $1,110 was charged to the Fund. Administrative services not performed by GEAM or GECIS were provided by an unaffiliated service provider.


ADVISORY AND ADMINISTRATIVE AGREEMENT RENEWAL

The Board of Directors, including the independent directors, of the GE Investments Funds, Inc. unanimously approved the continuance of the investment advisory agreement between each Fund and GE Asset Management Incorporated ("GEAM") at a meeting held on December 3, 2004.

In considering whether to approve the investment advisory agreement of the Fund, the Board (including the independent directors) considered and discussed a substantial amount of information and analysis prepared by GEAM and the sub-adviser at the Board's request. The Board also considered detailed information regarding performance and expenses of other investment companies with similar investment objectives and sizes, which was prepared by an independent third party provider, Lipper Inc. The Board reviewed the fees charged by GEAM for investment products other than mutual funds that employ the same investment strategies as the Fund. Before approving the Funds' advisory agreement, the independent directors reviewed the proposed continuance of the agreements with management of GEAM and with experienced legal counsel who is independent of GEAM and the GE Investments Funds, Inc. That legal counsel prepared a memorandum discussing the legal standards for the consideration of the proposed continuance. The independent directors also discussed the proposed continuance in a private session with their independent legal counsel at which no representative of GEAM was present. In determining to continue the agreement with respect to the Fund, the directors considered all factors they believed relevant, including the factors discussed below.

In their deliberations, the directors did not identify any particular information that was all-important or controlling, and each director attributed different weights to the various factors.

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY
THE MANAGER

The Board reviewed the services provided by GEAM and the independent directors concurred that GEAM provides high quality advisory and administrative services because of the level of research, analysis, investment discipline and other services, such as securities trading, provided to the Fund. The independent directors specifically considered the favorable attributes of GEAM, including an investment philosophy oriented toward long-term performance, the processes used for selecting investments, selecting brokers and for compliance activities, and the quality of the investment professionals employed by GEAM. The Board noted that the Fund represents only a small portion of the overall assets managed by GEAM, but the Fund benefits from a full array of services and resources provided by GEAM.

INVESTMENT PERFORMANCE

The Board reviewed detailed performance information for the Fund for various periods, which it also monitors as part of its regular quarterly Board meetings. The Board also reviewed detailed comparisons of the performance of the Fund with relevant securities indexes and various peer groups of mutual funds prepared by Lipper with respect to various periods. GEAM discussed in detail its investment process, focusing on the Fund's investment objective, the number and experience of portfolio management personnel, the investment style and approach employed, the likely market cycles for the investment style, and recent performance in light of GEAM's commitment to long-term satisfactory performance with respect to the Fund's investment objective and investment approach. The Board and the independent directors concluded that the Fund's performance was acceptable over the relevant periods, particularly from a longer-term perspective, which the Board believes is most relevant.

Notes to Financial Statements                          June 30, 2005 (unaudited)
--------------------------------------------------------------------------------


COSTS OF SERVICES PROVIDED AND PROFITABILITY

At the request of the independent directors, GEAM provided information concerning the profitability of GEAM's investment advisory and investment company activities and its financial condition for various past periods. The directors considered the profit margin information for GEAM's investment company business as a whole, as well as GEAM's profitability data for the Fund. The directors reviewed GEAM's assumptions and the methods of cost allocation used by GEAM in preparing the profitability data. GEAM stated its belief that the methods of allocation used were reasonable and consistent across its business.

The directors also examined the fee and expense ratios for the Fund and observed that GEAM's figures were at or below the applicable peer group. The directors noted the additional services provided by GEAM to the Fund compared to other investment products managed by GEAM.

The directors recognized that GEAM should be entitled to earn a reasonable level of profits for the services it provides to the Fund and, based on their review, concluded that they were satisfied that GEAM's level of profitability from its relationship with the Fund was not unreasonable or excessive.

ECONOMIES OF SCALE

The Board considered the extent to which economies of scale would be realized as the Fund grows, and whether fee levels reflect these economies of scale for the benefit of Fund investors. The independent directors did not disagree with GEAM's assertion that the comparatively lower fees it has charged to the Fund since inception means that GEAM is already sharing the low-fee benefits of larger asset sizes compared to having charged higher fees on lower asset levels for the Fund when newer.
The Board recognized the benefits to the Fund of GEAM's past investment in the Funds' operations through those lower fees.

FALL-OUT FINANCIAL BENEFITS

The Board and the independent directors considered other actual and potential financial benefits to GEAM in concluding that the contractual advisory fees are reasonable for the Fund. An example of those benefits would be the soft dollars generated by portfolio transactions by the Fund. The Board noted, however, that the Fund benefits from the vast array of resources available through GEAM and that the Fund represents only a small portion of the overall assets managed by GEAM.

CONCLUSION

The Board and the independent directors separately concluded that the renewal of the advisory agreement was in the best interest of the shareholders of the Fund.

DIRECTORS' COMPENSATION The Fund pays no compensation to their directors who are officers or employees of GEAM or its affiliates. Directors who are not such officers or employees also serve in a similar capacity for other funds advised by GEAM. Compensation paid to unaffiliated directors are reflected on the Statement of Operations. These fees are allocated pro rata across all of the mutual fund platforms and share classes served by the directors, including the Fund, and are based upon the relative net assets of each fund within such platforms.
(For additional information about directors compensation please refer to the Statement of Additional Information.)

5.   SUB-ADVISORY FEES

Effective October 1, 2000, GEAM, as Investment Adviser to Global Income Fund, assumed day-to-day portfolio management responsibility from GE Asset Management Limited, formerly GE Investments (US) Limited, the previous Sub-Adviser to the Global Income Fund.

6.   INVESTMENT TRANSACTIONS

PURCHASES AND SALES OF SECURITIES The cost of purchases and the proceeds from sales of investments, other than short-term securities and options, for the period ended June 30, 2005 were as follows:

         Purchases                            Sales
--------------------------------------------------------------------------------
           $0.00                            $654,875

7.   FUND TERMINATION

The GE Investments Funds' Board of Directors approved a plan of substitution of shares of the GE Investments Global Income Fund with shares of the Templeton Global Income Securities Fund - Class I Shares. On the close of the Valuation Day on August 25, 2005, any policy owner assets remaining in the GE Investments Global Income Fund will be transferred to the Templeton Global Income Securities Fund - Class I Shares and the GE Investments Global Income Fund will be removed as an available investment option.

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------


INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS:

The business and affairs of the Company are managed under the direction of the Company's Board of Directors. Information pertaining to the Directors and officers of the Company is set forth below.


INTERESTED DIRECTORS AND EXECUTIVE OFFICERS

--------------------------------------------------------------------------------
MICHAEL J. COSGROVE
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    56

POSITION(S) HELD WITH FUND Chairman of the Board and President

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 8 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Executive Vice President - Chief Commercial Officer of GEAM (formerly President, GE Asset Management Services division ("GEAMS") of GE Financial Assurance Holdings, Inc., an indirect wholly-owned subsidiary of General Electric Company ("GE")), since February 1997; Vice President, GE Capital Corporation, an indirect wholly-owned subsidiary of GE, since December 1999; Executive Vice President - Sales and Marketing of GEAM, a wholly-owned subsidiary of GE that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, since March 1993; Director of GEAM since 1988.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    49

OTHER DIRECTORSHIPS HELD BY DIRECTOR Chairman of the Board and President of GE Funds since 1993, and GE Institutional Funds and GE LifeStyle Funds since their inception; Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since 1988; Trustee of Fordham University since 2003 and Marymount College from 1994 through 2002.


--------------------------------------------------------------------------------
ALAN M. LEWIS
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    58

POSITION(S) HELD WITH FUND    Director and Executive Vice President

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 5 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS    Executive Vice President,
General Counsel and Secretary of GEAM since 1987

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    49

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee and Executive Vice President of GE Funds, GE Institutional Funds and GE LifeStyle Funds since their inception. Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since 1987.

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
ROBERT HERLIHY
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    38

POSITION(S) HELD WITH FUND    Treasurer

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 3 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Manager of Mutual Fund Operations at GEAM since March 2002; from August 1999 to March 2002, Mr. Herlihy was a manager in the Investment Company Services Group of PricewaterhouseCoopers LLP, New York; from September 1998 to August 1999 a Supervisor in the Investment Company Group at McGladrey & Pullen LLP (Acquired by PricewaterhouseCoopers LLP in August 1999); from June 1996 to September 1998 a Manager of Audit Services at Condon O'Meara McGinty & Donnelly LLP. Treasurer of GE Funds, GE Lifestyle Funds, GE Institutional Funds, Elfun Funds, and GE Savings & Security Funds since June 2002.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR    N/A


--------------------------------------------------------------------------------
MATTHEW J. SIMPSON
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    44

POSITION(S) HELD WITH FUND    Vice President and Secretary

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 8 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Senior Vice President and General Counsel - Marketing and Client Services (formerly Asset Management Services), at GEAM and Senior Vice President and General Counsel of GEAMS since February 1997; from October 1992 to February 1997, Vice President and Associate General Counsel of GEAM; Secretary of GE Funds since 1993 and Vice President since September 2003; Secretary of GE Institutional Funds and GE LifeStyle Funds since their inception and Vice President since September 2003; Assistant Secretary of Elfun Funds and GE Savings & Security Funds since 1998 and Vice President since October 2003.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR    N/A


--------------------------------------------------------------------------------
JEANNE M. LAPORTA
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    39

POSITION(S) HELD WITH FUND    Vice President and Assistant Secretary

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 1 year

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Vice President and Associate General Counsel - Marketing and Client Services (formerly Asset Management Services) at GEAM since May 1997; Vice President and Assistant Secretary of GE Funds, GE Institutional Funds and GE LifeStyle Funds since September 2003; Vice President and Assistant Secretary of Elfun Funds and GE Savings & Security Funds since October 2003.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR    N/A

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------


NON-INTERESTED DIRECTORS

--------------------------------------------------------------------------------
JOHN R. COSTANTINO
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    59

POSITION(S) HELD WITH FUND    Director

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 8 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS    Managing Director, Walden
Partners, Ltd., consultants and investors, since August 1992.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    41

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds since 1993, GE Institutional Funds and GE LifeStyle Funds since their inception; Trustee of Fordham University since 2002 and Marymount College from 2001 through 2002; Neuroscience Research Institute since 1986; Diocesan Finance Counsel of the Dioceses of Brooklyn & Queens since 2001; Gregorian University Foundation since 1994.


--------------------------------------------------------------------------------
WILLIAM J. LUCAS
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    57

POSITION(S) HELD WITH FUND    Director

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 8 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Vice President and Treasurer of Fairfield University since 1983.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    41

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds since 1993, and GE Institutional Funds and GE LifeStyle Funds since their inception.


--------------------------------------------------------------------------------
ROBERT P. QUINN
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    69

POSITION(S) HELD WITH FUND    Director

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 8 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS    Retired since 1983 from Salomon
Brothers Inc.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    41

OTHER DIRECTORSHIPS HELD BY DIRECTOR GP Financial Corp, holding company; The Greenpoint Savings Bank, a financial institution. Trustee of GE Funds since 1993, and GE Institutional Funds and GE LifeStyle Funds since their inception.


--------------------------------------------------------------------------------
PROXY VOTING POLICIES AND PROCEDURES
You may request without charge a description of the Trust's policies and procedures for voting proxies related to the Funds' portfolio securities by calling 1-800-242-0134. You may also view a description of those policies and procedures on the Funds' website at http://www.gefunds.com or on the SEC's website at http://www.sec.gov.

Investment Team
--------------------------------------------------------------------------------


INVESTMENT ADVISER AND ADMINISTRATOR
GE Asset Management Incorporated


BOARD OF DIRECTORS
Michael J.Cosgrove, CHAIRMAN
John R. Costantino
Alan M. Lewis
William J. Lucas
Robert P. Quinn


SECRETARY
Matthew J. Simpson


TREASURER
Robert Herlihy


ASSISTANT TREASURER
Christopher M. Isaacs


DISTRIBUTOR
GE Investment Distributors, Inc.
Member NASD and SIPC


COUNSEL
Sutherland, Asbill & Brennan, LLP


CUSTODIAN
State Street Bank & Trust Company


INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
KPMG LLP

OFFICERS OF THE INVESTMENT ADVISER
John H. Myers, CHIEF EXECUTIVE OFFICER
David B. Carlson, EVP, DOMESTIC EQUITIES
Michael J. Cosgrove, EVP, CHIEF COMMERCIAL OFFICER
Kathryn Karlic, EVP, FIXED INCOME
Ralph R. Layman, EVP, INTERNATIONAL EQUITIES
Alan M. Lewis, EVP, GENERAL COUNSEL AND SECRETARY
Robert A. MacDougall, EVP, FIXED INCOME
Don W. Torey, EVP, ALTERNATIVE INVESTMENTS AND REAL ESTATE
John J. Walker, EVP, CHIEF FINANCIAL OFFICER

                     [This page intentionally left blank.]

                     [This page intentionally left blank.]

                     [This page intentionally left blank.]

GE Investments Funds, Inc.

Income Fund

Semi-Annual Report

JUNE 30, 2005

[LOGO OMITTED]

GE Investments Funds, Inc.
Income Fund                                                         Contents
----------------------------------------------------------------------------

MANAGER REVIEW AND SCHEDULE OF INVESTMENTS ...........................    1

NOTES TO PERFORMANCE .................................................   13

NOTES TO SCHEDULE OF INVESTMENTS .....................................   14

FINANCIAL STATEMENTS

     Financial Highlights ............................................   15

     Statement of Assets and Liabilities .............................   16

     Statement of Operations .........................................   17

     Statements of Changes in Net Assets .............................   18

     Notes to Financial Statements ...................................   19

ADDITIONAL INFORMATION ...............................................   26

INVESTMENT TEAM ......................................................   29



This report is prepared for Policyholders of certain variable contracts and may be distributed to others only if preceded or accompanied by the variable contract's current prospectus and the current prospectus of the Funds available for investments thereunder.

Income Fund
--------------------------------------------------------------------------------

                                                                             Q&A


THE INCOME FUND IS MANAGED BY A TEAM OF PORTFOLIO MANAGERS THAT INCLUDES ALFREDO CHANG, PAUL M. COLONNA, MARK DELANEY, ERIC H. GOULD, WILLIAM M. HEALEY AND VITA MARIE PIKE. AS LEAD PORTFOLIO MANAGER FOR THE INCOME FUND, MR. COLONNA (PICTURED BELOW) HAS OVERSIGHT AUTHORITY BUT DOES NOT POSSESS THE POWER TO VETO THE INVESTMENT DECISIONS OF HIS CO-MANAGERS.

PAUL M. COLONNA IS A SENIOR VICE PRESIDENT OF GE ASSET MANAGEMENT. SINCE JANUARY 2005, HE HAS LED THE TEAM OF PORTFOLIO MANAGERS FOR THE FIXED INCOME INVESTMENTS FOR GE ASSET MANAGEMENT AND HE HAS LED THE TEAM OF PORTFOLIO MANAGERS FOR THE INCOME FUND. PRIOR TO JOINING GE ASSET MANAGEMENT IN FEBRUARY 2000, MR. COLONNA WAS A SENIOR PORTFOLIO MANAGER WITH THE FEDERAL HOME LOAN MORTGAGE CORPORATION, OVERSEEING THE MORTGAGE INVESTMENT GROUP.

ALFREDO CHANG IS A VICE PRESIDENT OF GE ASSET MANAGEMENT. HE HAS BEEN A PORTFOLIO MANAGER OF THE INCOME FUND SINCE MARCH 2005. MR. CHANG JOINED GE ASSET MANAGEMENT IN JULY 2002 AS A PORTFOLIO MANAGER AND WAS MADE RESPONSIBLE FOR THE EMERGING MARKET FIXED INCOME EFFORT AT GE ASSET MANAGEMENT IN NOVEMBER 2003. MR. CHANG WAS AN ASSISTANT PORTFOLIO MANAGER WITH GENWORTH FINANCIAL, FORMERLY KNOWN AS GE FINANCIAL ASSURANCE, AN AFFILIATE OF GE ASSET MANAGEMENT, FROM AUGUST 2000 UNTIL HE JOINED GE ASSET MANAGEMENT IN JULY 2002. PRIOR TO THAT HE OVERSAW OFFSHORE INVESTMENT PORTFOLIOS AT AIG GLOBAL INVESTMENT CORPORATION.

MARK DELANEY IS A VICE PRESIDENT OF GE ASSET MANAGEMENT. HE HAS BEEN A MEMBER OF THE PORTFOLIO MANAGEMENT TEAM FOR THE INCOME FUND SINCE JOINING GE ASSET MANAGEMENT IN APRIL 2002. PRIOR TO JOINING GE ASSET MANAGEMENT, MR. DELANEY WAS THE ASSISTANT INVESTMENT OFFICER FOR THE PUBLIC EMPLOYEES RETIREMENT SYSTEM OF OHIO.



ERIC H. GOULD IS A VICE PRESIDENT OF GE ASSET MANAGEMENT. HE HAS BEEN A PORTFOLIO MANAGER FOR THE INCOME FUND SINCE JOINING GE ASSET MANAGEMENT IN SEPTEMBER 2000. PRIOR TO JOINING GE ASSET MANAGEMENT, MR. GOULD WAS A SENIOR ASSET MANAGER FOR METROPOLITAN LIFE INSURANCE COMPANY.

WILLIAM M. HEALEY IS A SENIOR VICE PRESIDENT OF GE ASSET MANAGEMENT. HE HAS SERVED ON THE PORTFOLIO MANAGEMENT TEAMS FOR THE INCOME FUND SINCE SEPTEMBER 1997. PRIOR TO JOINING GE ASSET MANAGEMENT, MR. HEALEY SPENT OVER 10 YEARS IN THE FIXED INCOME GROUP AT METLIFE.

VITA MARIE PIKE IS A VICE PRESIDENT OF GE ASSET MANAGEMENT. SHE HAS SERVED ON THE PORTFOLIO MANAGEMENT TEAM FOR THE INCOME FUND SINCE JUNE 2004. PRIOR TO JOINING GE ASSET MANAGEMENT IN JANUARY 2001, SHE WAS WITH ALLIANCE CAPITAL FOR OVER NINE YEARS SERVING IN A NUMBER OF DIFFERENT CAPACITIES INCLUDING PORTFOLIO MANAGER.



{PHOTO OMITTED]

Income Fund
--------------------------------------------------------------------------------
                                                                             Q&A

Q. HOW DID THE INCOME FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2005?

A. For the six-month period ended June 30, 2005, the Income Fund returned 2.04%. The Lehman Brothers Aggregate Bond Index, the Fund's benchmark, returned 2.51% and the Fund's Lipper peer group of 42 Intermediate Investment Grade Debt Funds returned an average of 2.17% for the same period.

Q. WHAT MARKET CONDITIONS IMPACTED FUND PERFORMANCE OVER THE SIX-MONTH PERIOD ENDED JUNE 30, 2005?

A. The Federal Reserve continued to remove accommodative policy at a measured pace, raising the fed funds target 25 basis points at each of its four meetings in the first half of 2005 to 3.25%. U.S. treasury yields on the short end of the maturity spectrum rose, not surprisingly, in tandem with the Fed's actions. However, in what Fed Chairman Greenspan referred to as a "conundrum", yields on longer maturity treasury securities (10 years or greater) declined during the period. Weaker economic data, benign inflation, healthy foreign demand and expected demand for long duration assets due to potential pension reform helped the rally in longer issues. Poor earnings forecasts from GM and Ford and subsequent downgrades of the two major auto companies to below investment grade by S&P rattled the corporate sector causing that sector to underperform on a duration-adjusted basis.

Q.  WHAT WERE THE PRIMARY DRIVERS OF FUND PERFORMANCE?

A. Security selection, in particular, the underweight in auto issuers helped Fund performance. Yield curve positioning contributed positively to return as the yield difference between short and long maturity issues narrowed significantly. Exposure in treasury inflation-protected securities helped in February and March as yields rose, but then negatively affected performance in April and May as longer yields fell. The underweight in treasury securities moderately hurt relative return.

Income Fund
--------------------------------------------------------------------------------
                                              Understanding Your Fund's Expenses


As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended June 30, 2005.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses Paid During Period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.



JANUARY 1, 2005 - JUNE 30, 2005

---------------------------------------------------------------------------------------------------------------------------
                                     ACCOUNT VALUE AT                   ACCOUNT VALUE                     EXPENSES
                                     THE BEGINNING OF                   AT THE END OF                    PAID DURING
                                      THE PERIOD ($)                    THE PERIOD ($)                 THE PERIOD ($)*
---------------------------------------------------------------------------------------------------------------------------
Actual Fund Return**                     1,000.00                         1,020.41                           2.98
---------------------------------------------------------------------------------------------------------------------------
Hypothetical 5% Return
   (2.5% for the period)                 1,000.00                         1,021.59                           3.00
---------------------------------------------------------------------------------------------------------------------------

  *EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.60% (FROM
   PERIOD JANUARY 1, 2005 - JUNE 30, 2005), MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 181/365 (TO REFLECT THE SIX-MONTH PERIOD).

 **ACTUAL FUND RETURN FOR SIX-MONTH PERIOD ENDED JUNE 30, 2005 WAS 2.04%.

Income Fund                                                          (unaudited)
--------------------------------------------------------------------------------


CHANGE IN VALUE
OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------




[Line chart omitted -- plot points are as follows:]



                          Income Fund          LB Aggregate Bond Index
--------------------------------------------------------------------------------

06/01/95                    10,000                     10,000
12/01/95                    10,605                     10,631
12/01/96                    10,915                     11,017
12/01/97                    11,897                     12,080
12/01/98                    12,843                     13,130
12/01/99                    12,660                     13,022
12/01/00                    14,019                     14,536
12/01/01                    15,061                     15,763
12/01/02                    16,549                     17,380
12/01/03                    17,145                     18,093
12/01/04                    17,732                     18,878
06/01/05                    18,093                     19,352


AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED JUNE 30, 2005

--------------------------------------------------------------------------------

                              SIX       ONE     FIVE      TEN
                            MONTHS     YEAR     YEAR     YEAR
--------------------------------------------------------------------------------

Income Fund                  2.04%     5.70%     6.69%   6.11%
--------------------------------------------------------------------------------

LB Aggregate Bond Index      2.51%     6.80%     7.40%   6.83%
--------------------------------------------------------------------------------
Lipper peer group average*   2.17%     6.46%     6.90%   6.32%
--------------------------------------------------------------------------------
Inception date              1/3/95
--------------------------------------------------------------------------------

            Income Fund (ending value $18,093)
            LB Aggregate Bond Index (ending value $19,352)


INVESTMENT PROFILE

A fund designed for investors who seek maximum income consistent with prudent investment management and the preservation of capital by investing at least 80% of its net assets in debt securities under normal market conditions.


QUALITY RATINGS
AS OF JUNE 30, 2005
as a % of Market Value
--------------------------------------------------------------------------------
MOODY'S/S&P/                                 PERCENTAGE OF
FITCH RATING+                                MARKET VALUE
--------------------------------------------------------------------------------
Aaa / AAA                                       66.99%
--------------------------------------------------------------------------------
Aa / AA                                          4.34%
--------------------------------------------------------------------------------
A / A                                            6.21%
--------------------------------------------------------------------------------
Baa / BBB                                       12.70%
--------------------------------------------------------------------------------
Ba / BB and lower                                6.57%
--------------------------------------------------------------------------------
NR / Other                                       3.19%
--------------------------------------------------------------------------------


PORTFOLIO COMPOSITION
AS OF JUNE 30, 2005
as a % of Market Value
--------------------------------------------------------------------------------

Market Value of $145,711 (in thousands)

[Pie chart omitted -- plot points are as follows:]

Mortgage-Backed                        42.3%
Corporate Notes                        28.6%
Asset-Backed and Other                 11.4%
Federal Agencies                        8.9%
U.S. Treasuries                         8.8%


* LIPPER PERFORMANCE COMPARISONS ARE BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE SIX-MONTH, ONE-YEAR, FIVE-YEAR, AND TEN-YEAR PERIODS INDICATED IN THE INTERMEDIATE INVESTMENT GRADE DEBT PEER GROUP CONSISTING OF 42, 42, 27, AND 12
   UNDERLYING ANNUITY FUNDS, RESPECTIVELY.

+ MOODY'S INVESTORS SERVICES INC, STANDARD & POOR'S AND FITCH ARE NATIONALLY
  RECOGNIZED STATISTICAL RATING ORGANIZATIONS.

  SEE NOTES TO PERFORMANCE ON PAGE 13 FOR FURTHER INFORMATION, INCLUDING AN EXPLANATION OF LIPPER PEER CATEGORIES.

  PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES.

INCOME FUND

Schedule of Investments                                June 30, 2005 (unaudited)
--------------------------------------------------------------------------------

                                   INCOME FUND
--------------------------------------------------------------------------------

                                   PRINCIPAL
                                      AMOUNT              VALUE
--------------------------------------------------------------------------------

BONDS AND NOTES -- 108.9%
--------------------------------------------------------------------------------


U.S. TREASURIES -- 10.0%

U.S. Treasury Bonds
   5.38%    02/15/31              $1,970,000     $      2,325,526(f)
   8.13%    08/15/19 - 08/15/21    1,725,000            2,462,473(f)
U.S. Treasury Inflation Indexed Bonds
   2.00%    01/15/14               2,437,556            2,511,438(f,j)
   2.38%    01/15/25                 356,092              390,145(j)
   3.88%    04/15/29                 248,531              349,690(j)
   4.73%    04/15/10                 975,631              951,543(c,j)
U.S. Treasury Notes
   3.38%    02/15/08                 900,000              893,538
   3.63%    06/15/10               2,550,000            2,538,831
   3.75%    05/15/08                 120,000              120,263
   4.00%    04/15/10                  25,000               25,273
   4.13%    05/15/15                 295,000              299,333
                                                       12,868,053

FEDERAL AGENCIES -- 10.0%

Federal Farm Credit Bank
   3.75%    01/15/09                 670,000              666,309(f)
Federal Home Loan Bank
   2.38%    02/15/06               4,355,000            4,319,328(f)
   2.63%    10/16/06               2,175,000            2,142,936
Federal Home Loan Mortgage Corp.
   3.00%    09/29/06               1,445,000            1,430,590(f)
   3.63%    09/15/08               1,520,000            1,508,002(f)
   4.50%    01/15/14                 780,000              796,016
   4.75%    12/08/10               1,065,000            1,067,858(f)
   6.75%    03/15/31                 730,000              965,331
                                                       12,896,370

AGENCY MORTGAGE BACKED -- 27.2%

Federal Home Loan Mortgage Assoc.
   6.00%    05/01/20 - 04/01/35       74,753               77,108
   7.00%    05/01/35                  49,918               52,645
Federal Home Loan Mortgage Corp.
   4.50%    06/01/33 - 02/01/35      341,999              334,361
   6.00%    04/01/17 - 06/01/35    1,227,898            1,260,638
   6.50%    01/01/27 - 12/01/34      803,354              831,650
   7.00%    10/01/16 - 02/01/35      277,058              291,907
   7.50%    11/01/09 - 09/01/33       45,664               48,403
   8.00%    09/01/09 - 11/01/30       45,598               48,331
   8.50%    04/01/30 - 05/01/30       40,691               44,037
Federal National Mortgage Assoc.
   4.00%    05/01/19 - 06/01/19      360,423              353,207
   4.50%    05/01/18 - 12/01/34    2,095,964            2,072,694
   5.00%    03/01/34 - 10/01/34      154,003              154,051


                                   PRINCIPAL
                                      AMOUNT            VALUE
--------------------------------------------------------------------------------

   5.50%    12/01/13 - 08/01/33 $    558,762        $     568,820
   6.00%    06/01/14 - 06/01/35    2,794,356            2,869,817
   6.50%    03/01/15 - 02/01/35    3,824,846            3,959,720
   7.00%    03/01/15 - 04/01/35    1,266,998            1,334,355
   7.50%    12/01/09 - 03/01/34      381,319              406,656
   8.00%    12/01/12 - 11/01/33      293,725              316,388
   8.50%    05/01/31                  10,166               10,996
   9.00%    04/01/16 - 12/01/22       50,294               54,088
   4.50%    TBA                    2,460,000            2,448,468(b)
   5.00%    TBA                    1,785,000            1,803,431(b)
   5.50%    TBA                    8,010,000            8,117,638(b)
   6.00%    TBA                    4,255,000            4,361,375(b)
Government National
   Mortgage Assoc.
   4.13%    11/20/22 - 12/20/24       11,613               11,812(g)
   4.38%    02/20/23 - 02/20/26       30,751               31,199(g)
   4.50%    08/15/33 - 09/15/34      709,670              701,746
   6.00%    04/15/27 - 06/15/35      774,720              799,194
   6.50%    04/15/19 - 08/15/34      653,248              681,708
   7.00%    03/15/12 - 06/15/34      322,938              340,920
   7.50%    11/15/31 - 10/15/33       19,066               20,431
   8.00%    12/15/29 - 04/15/30       14,066               15,181
   8.50%    10/15/17                  39,926               43,453
   9.00%    11/15/16 - 12/15/21       94,466              104,205
   5.50%    TBA                      300,000              306,281(b)
                                                       34,876,914

AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 8.0%

Federal Home Loan
   Mortgage Assoc.
   5.50%    02/25/35                 249,214              257,702
Federal Home Loan
   Mortgage Corp.
   3.43%    10/15/18                 542,495               47,807(e,g)
   3.93%    12/15/30               1,479,461               91,079(e,g)
   4.50%    04/15/13 - 03/15/19    1,314,087              139,585(e)
   4.50%    05/15/17 - 11/15/19      350,000              346,872
   5.00%    01/15/11 - 12/01/34    4,456,505              558,472(e)
   5.00%    05/15/20 - 11/15/34    1,760,000            1,759,945
   5.11%    10/15/33                 235,000              195,356(g)
   5.50%    04/15/17 - 06/15/33      844,013             138,693(e)
   5.50%    10/15/34                 257,541              268,969
   6.25%    01/15/23                   2,299                2,303
   6.31%    12/15/33                 150,000              133,905(g)
   6.50%    02/15/21                   1,989                1,983
   7.50%    01/15/16                  94,341               99,412
   7.50%    07/15/27                  23,189                3,855(e)
   8.25%    06/01/26                  60,000               85,495(f,h)
   8.95%    06/15/33                 710,752              733,851(g)
   14.69%   09/25/43               3,012,558               28,243 (c,e,g)
Federal Home Loan Mortgage
   Corp. STRIPS
   8.00%    02/01/23 - 07/01/24       12,158                2,449(e)
Federal Home Loan
   Mortgage STRIPS
   4.55%    08/01/27                   2,998                2,629(c,d)


See Notes to Schedule of Investments on page 14 and Notes to Financial
Statements.

INCOME FUND

Schedule of Investments                                June 30, 2005 (unaudited)
--------------------------------------------------------------------------------
                                   PRINCIPAL
                                      AMOUNT             VALUE
--------------------------------------------------------------------------------

Federal National Mortgage Assoc.
   1.18%    12/25/42             $   219,087        $       5,580(e,g)
   2.22%    06/25/43               3,007,271              139,086(e,g)
   3.69%    10/25/29                 733,885               58,023(e,g)
   3.79%    12/25/30                 731,508               47,319(e,g)
   4.00%    02/25/28                  56,716               56,266
   4.19%    05/25/18               1,281,474              108,028(e,g)
   4.29%    09/25/42               2,325,956              182,442(e,g)
   4.34%    04/25/17 - 10/25/17    1,634,950              147,997(e,g)
   4.39%    08/25/16                 541,930               36,707(e,g)
   4.50%    05/25/18                 221,088               24,181(e)
   4.50%    12/25/19                 125,000              122,813
   4.75%    11/25/14                 134,434               10,566(e)
   4.79%    06/25/42                 744,450               67,233(e,g)
   5.00%    02/25/11 - 02/25/32      503,317               42,349(e)
   5.00%    01/15/35                 175,000              175,054
   5.50%    01/25/27                 428,222               44,294(e)
   5.50%    07/25/34                 270,865              279,425
   6.00%    12/25/34                 175,000              183,340
   7.57%    09/25/31                 465,879              469,851(g)
   8.00%    07/25/14                 334,752              349,920
   8.77%    05/25/17                  30,353               31,671(g)
   12.44%   04/25/32                 138,471              153,876(g)
Federal National Mortgage
   Assoc. (Class 1)
   6.23%    11/01/34               1,389,893            1,164,470(c,d)
Federal National Mortgage
   Assoc. (Class S)
   3.79%    02/25/31                 700,773               48,616(e,g)
Federal National Mortgage
   Assoc. REMIC
   4.50%    11/25/13                 715,987               37,618(e)
   5.00%    10/25/22                 187,478               25,368(e)
   5.50%    08/25/33                 650,419              132,686(e)
   7.00%    09/25/20                   1,528                1,577
   9.32%    03/25/31                 693,958              733,229(g)
Federal National Mortgage Assoc.
   REMIC (Class B)
   5.30%    12/25/22                     808                  662(c,d)
Federal National Mortgage Assoc.
   REMIC (Class J)
   1080.91% 03/25/22                      25                  327(e)
Federal National Mortgage Assoc.
   REMIC (Class K)
   1008.00% 05/25/22                      18                  443(e)
Federal National Mortgage
   Assoc. STRIPS
   7.50%    11/01/23                  73,586               14,361(e)
   8.00%    08/01/23 - 07/01/24       26,378                5,529(e)
   8.50%    07/25/22                   1,256                  237(e)
   9.00%    05/25/22                     821                  168(e)
Government National
   Mortgage Assoc.
   5.00%    02/16/34                 400,000              405,125
Vendee Mortgage Trust
   17.61%   05/15/33               1,865,874               49,562(c,e,g)
                                                       10,254,604


                                   PRINCIPAL
                                      AMOUNT              VALUE
--------------------------------------------------------------------------------

ASSET BACKED -- 6.4%

American Express Credit Account
   Master Trust (Class A)
   1.69%    01/15/09              $  175,000         $    171,518
   3.34%    12/15/08                 150,000              150,149(g)
   3.36%    04/15/08                 390,000              390,113(g)
Bank One Issuance Trust
   3.59%    05/17/10                  85,000               84,335
   3.76%    08/15/08                 323,000              322,954
BMW Vehicle Owner Trust (Class B)
   2.93%    03/25/09                 213,000              210,484
Capital One Master Trust (Class C)
   6.70%    06/15/11                 200,000              213,780(a)
Carmax Auto Owner Trust
   4.35%    03/15/10                 131,000              131,904
Chase Funding Mortgage Loan
   Asset-Backed Certificates
   3.59%    02/25/33                 273,655              274,189(g)
   5.75%    05/25/32                  32,000               31,987
Citibank Credit Card Issuance Trust
   3.66%    03/07/08                 325,000              325,507(g)
   4.45%    04/07/10                 274,000              274,526
   6.65%    05/15/08                  56,000               57,271
Countrywide Asset-Backed
   Certificates
   3.74%    05/25/33                  59,003               59,147(g)
Countrywide Home Equity
   Loan Trust (Class A)
   3.45%    07/15/27                 203,466              203,662(g)
Federal National Mortgage Assoc.
   3.95%    12/26/31                 283,807              283,565
Fleet Credit Card Master Trust II
   (Class A)
   5.60%    12/15/08                 200,000              203,030
Fleet Home Equity Loan Trust
   (Class A)
   3.51%    01/20/33                 672,823              673,555(g)
Ford Credit Floorplan Master
   Owner Trust (Class A)
   3.26%    07/15/09               2,500,000            2,501,868(g)
Honda Auto Receivables Owner Trust
   4.15%    10/15/10                 146,000              146,356
MBNA Credit Card Master Note
   Trust (Class C)
   4.05%    01/15/08                 138,000              138,093
MBNA Master Credit Card Trust USA
   (Class A)
   3.48%    08/15/08                 300,000              300,557(g)
Mid-State Trust
   7.54%    07/01/35                   3,380                3,605
Peco Energy Transition Trust
   6.52%    12/31/10                 192,000              211,624
Residential Asset Mortgage
   Products Inc. (Class A)
   3.59%    06/25/32                 153,244              153,450(g)
Residential Asset Mortgage
   Products, Inc.
   3.64%    12/25/33                 361,580              362,714(g)


See Notes to Schedule of Investments on page 14 and Notes to Financial
Statements.

INCOME FUND

Schedule of Investments                                June 30, 2005 (unaudited)
--------------------------------------------------------------------------------

                                   PRINCIPAL
                                      AMOUNT               VALUE
--------------------------------------------------------------------------------



Residential Asset Securities Corp.
   3.56%    07/25/32              $   37,894        $      37,969(g)
Saxon Asset Securities Trust (Class A)
   3.71%    12/25/32                  89,288               89,348(g)
Volkswagen Auto Lease Trust
   3.94%    10/20/10                  88,000               87,716
Wells Fargo Home Equity Trust
   3.97%    09/25/24                  77,000               76,254(g)
                                                        8,171,230

CORPORATE NOTES -- 32.5%

Abbey National PLC
   7.95%    10/26/29                 200,000              272,431
AIG SunAmerica Global Financing VII
   5.85%    08/01/08                 220,000              229,341(a)
Ainsworth Lumber Co. Ltd.
   6.75%    03/15/14                 320,000              288,000
Air Jamaica Ltd.
   9.38%    07/08/15                 150,000              150,990(a)
Alberta Energy Co. Ltd.
   7.38%    11/01/31                  65,000               81,353
Allegiance Corp.
   7.00%    10/15/26                 210,000              241,394
Allied Waste North America
   7.25%    03/15/15                 350,000              338,625(a)
Allstate Life Global Funding Trusts
   3.85%    01/25/08                 220,000              218,468
ALROSA Finance S.A.
   8.88%    11/17/14                 200,000              226,000(a)
Altria Group, Inc.
   7.20%    02/01/07                  75,000               78,153
Ameren Corp.
   4.26%    05/15/07                  45,000               44,993
America Movil S.A. de C.V.
   6.38%    03/01/35                 340,000              332,389
American Electric Power
   Co. Inc. (Series D)
   5.25%    06/01/15                  90,000               92,851
American General Corp.
   7.50%    08/11/10                 130,000              146,533
ANZ Capital Trust
   4.48%    12/31/49                 170,000              169,258(a)
AON Corp.
   8.21%    01/01/27                 150,000              175,219
Appalachian Power Co. (Series G)
   3.60%    05/15/08                 150,000              147,246
Appalachian Power Co. (Series K)
   5.00%    06/01/17                 110,000              110,356
Argentine Beverages Financial Trust
   7.38%    03/22/12                  80,000               81,400(a)
Assurant, Inc.
   6.75%    02/15/34                 130,000              150,448
AT&T Wireless Services Inc.
   7.35%    03/01/06                 130,000              132,841
   8.75%    03/01/31                 220,000              308,494
Auburn Hills Trust
   12.38%   05/01/20                 150,000              233,759


                                   PRINCIPAL
                                      AMOUNT             VALUE
--------------------------------------------------------------------------------



Banco BMG S.A.
   8.75%    07/01/10                $100,000          $   100,750(a)
Banco Santander Chile
   5.38%    12/09/14                 215,000              221,905(a)
Bank of America Corp.
   3.88%    01/15/08                 215,000              214,109
   7.40%    01/15/11                 320,000              366,689
Barclays Bank PLC
   7.38%    06/29/49                 225,000              259,135(a,g)
Bavaria S.A.
   8.88%    11/01/10                 115,000              126,673(a)
BB&T Corp.
   4.75%    10/01/12                  80,000               81,203
BBVA Bancomer Capital Trust I
   10.50%   02/16/11                  30,000               31,125(a)
Bear Stearns Companies, Inc.
   4.55%    06/23/10                 135,000              135,966
BellSouth Corp.
   6.00%    11/15/34                 195,000              207,452
Berkshire Hathaway Finance Corp.
   4.13%    01/15/10                  90,000               89,457(a)
Boeing Co.
   8.75%    08/15/21                 105,000              147,261
Braskem International Ltd.
   9.38%    06/01/15                 100,000              107,750(a)
British Aerospace Finance, Inc.
   7.50%    07/01/27                 125,000              152,276(a)
Burlington Northern Santa Fe Corp.
   8.13%    04/15/20                 265,000              350,419
Campbell Soup Co.
   5.50%    03/15/07                 160,000              163,316
Capital One Financial Corp.
   8.75%    02/01/07                 170,000              181,413
Carolina Power & Light Co.
   5.15%    04/01/15                  80,000               82,819
   6.13%    09/15/33                 190,000              214,332
Case New Holland, Inc.
   6.00%    06/01/09                 480,000              460,800(a)
Cendant Corp.
   6.25%    01/15/08                 225,000              234,245
Charter One Bank FSB
   6.38%    05/15/12                 115,000              127,306
Citigroup Inc.
   5.85%    12/11/34                 180,000              198,980
   6.63%    06/15/32                  80,000               95,557
Clear Channel Communications, Inc.
   4.63%    01/15/08                 255,000              251,443
CNA Financial Corp.
   5.85%    12/15/14                 260,000              267,724
CNF Inc.
   6.70%    05/01/34                 135,000              153,440
Comcast Cable Communications
   Holdings, Inc.
   9.46%    11/15/22                 170,000              239,880
Consolidated Natural Gas Co.
   5.38%    11/01/06                 255,000              258,918
Consumers Energy Co.
   5.15%    02/15/17                 125,000              126,151


See Notes to Schedule of Investments on page 14 and Notes to Financial
Statements.

INCOME FUND

Schedule of Investments                                June 30, 2005 (unaudited)
--------------------------------------------------------------------------------

                                   PRINCIPAL
                                      AMOUNT               VALUE
--------------------------------------------------------------------------------



Consumers Energy Co. (Series L)
   5.00%    02/15/12                $160,000          $   162,637
Controladora Comercial
   Mexicana S.A. de C.V.
   6.63%    06/01/15                 105,000              106,260(a)
Corp Interamericana de
   Entretenimiento S.A.
   8.88%    06/14/15                 150,000              148,125(a)
Countrywide Home Loans, Inc.
   5.63%    05/15/07                 100,000              102,456
COX Communications, Inc.
   5.45%    12/15/14                 200,000              203,940
CSX Corp.
   5.50%    08/01/13                  85,000               89,156
CSX Transportation, Inc.
   9.75%    06/15/20                 105,000              151,824
D.R. Horton, Inc.
   7.50%    12/01/07                 125,000              132,292
DaimlerChrysler NA Holding Corp.
   4.05%    06/04/08                 110,000              108,070
   4.75%    01/15/08                 110,000              110,395
   6.50%    11/15/13                  50,000               54,210
DBS Bank Ltd.
   5.00%    11/15/19                 235,000              237,718(a)
Diamond Offshore Drilling, Inc.
   4.88%    07/01/15                 170,000              170,546(a)
DirecTV Holdings LLC
   6.38%    06/15/15                 325,000              323,375(a)
Dominion Resources Inc. (Series B)
   4.13%    02/15/08                 130,000              129,316
Dominion Resources Inc. (Series G)
   3.66%    11/15/06                 330,000              327,806
Duke Capital LLC
   4.30%    05/18/06                  90,000               90,187
   4.33%    11/16/06                 135,000              135,180
   5.50%    03/01/14                 125,000              128,516
   5.67%    08/15/14                  50,000               51,887
Duke Energy Corp.
   4.50%    04/01/10                 155,000              156,359
El Paso Electric Co.
   6.00%    05/15/35                 165,000              172,881
El Paso Production Holding Co.
   7.75%    06/01/13                 320,000              341,600
Emmis Communications Corp.
   9.31%    06/15/12                 140,000              142,450(a,g)
Enterprise Products Operating LP
   4.00%    10/15/07                 245,000              242,552
EOP Operating LP (REIT)
   7.75%    11/15/07                 340,000              365,225
Farmers Exchange Capital
   7.05%    07/15/28                 115,000              124,362(a)
FirstEnergy Corp. (Series B)
   6.45%    11/15/11                 505,000              551,776
Flextronics International Ltd.
   6.25%    11/15/14                 480,000              476,400
Ford Motor Credit Co.
   6.63%    06/16/08                 285,000              282,646
   7.00%    10/01/13                 280,000              270,900


                                   PRINCIPAL
                                      AMOUNT             VALUE
--------------------------------------------------------------------------------

Gaz Capital for Gazprom
   8.63%    04/28/34                $295,000          $   368,750(a)
Georgia Power Co.
   4.88%    07/15/07                 200,000              202,851
Goodrich Corp.
   7.10%    11/15/27                 185,000              220,920
Grupo Transportacion Ferroviaria
   Mexicana S.A. de C.V.
   9.38%    05/01/12                 100,000              104,000(a)
GTE Corp.
   6.94%    04/15/28                 240,000              278,151
   7.51%    04/01/09                 110,000              121,208
Halliburton Co.
   8.75%    02/15/21                 365,000              500,395
Household Finance Corp.
   6.38%    11/27/12                 135,000              148,878
   6.50%    11/15/08                 150,000              160,161
HSBC Bank USA NA
   3.88%    09/15/09                 425,000              419,185
HSBC Capital Funding LP (Series 1)
   9.55%    12/31/49                  65,000               79,200(a,g)
HSBC Finance Corp.
   6.75%    05/15/11                 535,000              591,956
Hydro Quebec
   8.25%    04/15/26                  95,000              138,446
Indocoal Exports Cayman Ltd.
   7.13%    07/06/12                 250,000              250,000(a)
Indosat Tbk PT
   7.13%    06/22/12                 145,000              145,725(a)
Intelsat Bermuda Ltd.
   8.63%    01/15/15                 320,000              337,600(a)
International Business
   Machines Corp.
   3.80%    02/01/08                 115,000              114,249
International Lease Finance Corp.
   5.00%    04/15/10                 170,000              173,351
iStar Financial Inc.
   4.88%    01/15/09                  55,000               55,004
   6.00%    12/15/10                 200,000              209,048
   6.05%    04/15/15                  80,000               82,703
   7.00%    03/15/08                  40,000               42,441
Kansas Gas & Electric
   5.65%    03/29/21                 105,000              106,123(a)
Kellogg Co. (Series B)
   6.60%    04/01/11                 250,000              278,412
Kimberly-Clark de Mexico S.A. de C.V.
   8.88%    08/01/09                 175,000              201,250(a)
Kimco Realty Corp. (REIT)
   4.82%    06/01/14                 110,000              109,561
Kinder Morgan Energy Partners LP
   5.13%    11/15/14                 155,000              156,502
Kinder Morgan, Inc.
   6.50%    09/01/12                 160,000              176,384
Kraft Foods Inc.
   4.13%    11/12/09                 305,000              302,258
Lehman Brothers Holdings, Inc.
   4.25%    01/27/10                  30,000               29,910


See Notes to Schedule of Investments on page 14 and Notes to Financial
Statements.

INCOME FUND

Schedule of Investments                                June 30, 2005 (unaudited)
--------------------------------------------------------------------------------

                                   PRINCIPAL
                                      AMOUNT             VALUE
--------------------------------------------------------------------------------

LG Electronics Inc.
   5.00%    06/17/10                $260,000         $    260,647(a)
Masco Corp.
   6.75%    03/15/06                 375,000              381,771
Meritage Homes Corp.
   6.25%    03/15/15                 480,000              446,400
MGM Mirage
   5.88%    02/27/14                 495,000              480,769
Midamerican Energy Holdings Co.
   3.50%    05/15/08                 200,000              194,567
Monumental Global Funding III
   (Series A)
   5.20%    01/30/07                 250,000              254,380(a)
Morgan Stanley
   4.25%    05/15/10                  80,000               79,398
Motorola, Inc.
   4.61%    11/16/07                 285,000              287,180
Nationwide Mutual Insurance Co.
   7.88%    04/01/33                  70,000               87,957(a)
Navistar International Corp.
   6.25%    03/01/12                 495,000              477,675(a)
NB Capital Trust IV
   8.25%    04/15/27                 110,000              120,586
Nelnet Inc.
   5.13%    06/01/10                 205,000              205,895
Nexen, Inc.
   5.88%    03/10/35                  60,000               60,662
Nexstar Finance, Inc.
   7.00%    01/15/14                 320,000              296,400(a)
Nextel Communications, Inc.
   7.38%    08/01/15                 165,000              178,200
Nordea Bank AB
   5.42%    12/29/49                 115,000              118,437(a,g)
Norfolk Southern Railway Co.
   9.75%    06/15/20                 145,000              209,838
Northeast Utilities (Series B)
   3.30%    06/01/08                 235,000              227,474
Northrop Grumman Corp.
   4.08%    11/16/06                  70,000               69,798
Novelis Inc.
   7.25%    02/15/15                 320,000              321,200(a)
Ocean Energy, Inc.
   4.38%    10/01/07                  75,000               75,087
Ohio Power Co. (Series E)
   6.60%    02/15/33                  65,000               77,009
PanAmSat Corp.
   9.00%    08/15/14                 320,000              349,200
Pemex Finance Ltd.
   9.03%    02/15/11                 250,000              282,009
   9.69%    08/15/09                 229,500              252,442
Pemex Project Funding Master Trust
   6.63%    06/15/35                 295,000              289,838(a)
   7.38%    12/15/14                  30,000               33,695
Pepco Holdings, Inc.
   4.00%    06/01/10                  45,000               44,968(g)
Petrobras International Finance Co.
   9.75%    07/06/11                 145,000              171,825


                                   PRINCIPAL
                                      AMOUNT             VALUE
--------------------------------------------------------------------------------


Petro-Canada
   5.95%    05/15/35                $225,000       $      234,135
Pioneer Natural Resources Co.
   6.50%    01/15/08                 115,000              119,013
Potomac Edison Co.
   5.35%    11/15/14                  95,000               98,940(a)
Principal Life Global Funding I
   5.25%    01/15/13                 160,000              168,354(a)
Procter & Gamble - ESOP (Series A)
   9.36%    01/01/21                 305,000              411,411
Protective Life Secured Trust
   4.00%    10/07/09                  55,000               54,376
Prudential Financial, Inc.
   4.75%    06/13/15                 165,000              165,471
PSI Energy, Inc.
   6.65%    06/15/06                 115,000              117,649
Public Service Company of
   New Mexico
   4.40%    09/15/08                 185,000              184,977
Public Service Electric & Gas
   5.25%    07/01/35                 110,000              111,065
Puget Energy, Inc.
   5.48%    06/01/35                 110,000              113,569
   3.36%    06/01/08                 125,000              121,648
Quest Diagnostics
   6.75%    07/12/06                 115,000              117,851
Rabobank Capital Funding II
   5.26%    12/31/49                 275,000              282,905(a,g)
Rabobank Capital Funding Trust
   5.25%    12/29/49                 130,000              133,346(a,g)
Raytheon Co.
   4.85%    01/15/11                 130,000              131,631
   6.40%    12/15/18                 140,000              158,387
RBS Capital Trust I
   5.51%    09/29/49                 195,000              201,962(g)
Reckson Operating Partnership LP
   5.88%    08/15/14                 140,000              147,050
Rogers Wireless
   Communications, Inc.
   7.50%    03/15/15                 255,000              277,313
Royal Bank of Canada
   4.13%    01/26/10                 165,000              164,606
Royal Bank of Scotland Group PLC
   7.65%    08/31/49                  35,000               44,528(g)
San Diego Gas & Electric Co.
   5.35%    05/15/35                  55,000               56,956
SBC Communications Inc.
   5.10%    09/15/14                 170,000              173,703
Scottish Power PLC
   4.91%    03/15/10                 150,000              152,173
Simon Property Group LP
   4.88%    08/15/10                 150,000              151,239
Simon Property Group LP (REIT)
   4.60%    06/15/10                 115,000              115,064(a)
Sinclair Broadcast Group, Inc.
   8.00%    03/15/12                 320,000              328,000
SLM Corp.
   4.00%    01/15/09                 130,000              129,057


See Notes to Schedule of Investments on page 14 and Notes to Financial
Statements.

INCOME FUND

Schedule of Investments                                June 30, 2005 (unaudited)
--------------------------------------------------------------------------------

                                   PRINCIPAL
                                      AMOUNT             VALUE
--------------------------------------------------------------------------------


Sprint Capital Corp.
   4.78%    08/17/06              $  320,000         $    322,335(h)
   6.00%    01/15/07                 290,000              297,530
   6.13%    11/15/08                 230,000              242,753
   7.63%    01/30/11                  65,000               74,325
   8.38%    03/15/12                  75,000               90,336
   8.75%    03/15/32                  90,000              125,411
State of Illinois
   4.95%    06/01/23                 195,000              200,848
   5.10%    06/01/33                 130,000              135,538
Stewart Enterprises, Inc.
   6.25%    02/15/13                 350,000              346,500(a)
Telefonos de Mexico S.A. de C.V.
   4.50%    11/19/08                 165,000              163,902
   5.50%    01/27/15                 180,000              178,674(a)
TELUS Corp.
   7.50%    06/01/07                 220,000              232,544
   8.00%    06/01/11                 110,000              128,657
Tenet Healthcare Corp.
   6.38%    12/01/11                 320,000              304,800
Time Warner Entertainment Co. LP
   8.38%    07/15/33                 160,000              211,631
Time Warner, Inc.
   9.13%    01/15/13                 200,000              252,528
Toyota Motor Credit Corp.
   3.36%    09/15/06               2,000,000            1,999,274(g)
TXU Electric Delivery Co.
   5.00%    09/01/07                 115,000              116,667
   6.38%    05/01/12                 325,000              355,615
Tyco International Group S.A.
   5.80%    08/01/06                 200,000              203,637
Tyson Foods, Inc.
   7.25%    10/01/06                 120,000              124,344
UBS Preferred Funding Trust I
   8.62%    10/29/49                 130,000              154,311(g)
Union Pacific Corp.
   6.65%    01/15/11                 170,000              188,040
United Rentals North America, Inc.
   7.75%    11/15/13                 335,000              329,138
Valero Energy Corp.
   3.50%    04/01/09                 125,000              119,989
Vedanta Resources PLC
   6.63%    02/22/10                  90,000               88,808(a)
Verizon
   6.50%    09/15/11                 135,000              147,228
Verizon Global Funding Corp.
   7.75%    06/15/32                  20,000               25,958
Vornado Realty LP (REIT)
   5.63%    06/15/07                 100,000              101,860
Votorantim Overseas III
   7.75%    06/24/20                 295,000              295,000(a)
VTB Capital S.A.
   6.09%    07/30/07                 100,000              103,779(g)
   6.25%    07/02/35                 295,000              295,000(a)
Westar Energy, Inc.
   5.15%    01/01/17                  90,000               91,609
Weyerhaeuser Co.
   6.13%    03/15/07                 192,000              197,313


                                   PRINCIPAL
                                      AMOUNT              VALUE
--------------------------------------------------------------------------------

Wisconsin Electric Power
   3.50%    12/01/07              $  160,000          $   157,383
Wisconsin Energy Corp.
   5.88%    04/01/06                  73,000               73,997
Yara International ASA
   5.25%    12/15/14                 130,000              130,245(a)
                                                       41,703,898

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 12.9%

Bank of America Alternative
   Loan Trust
   6.50%    07/25/35                 100,000              103,344
Bear Stearns Commercial
   Mortgage Securities
   6.02%    02/14/31                 300,000              316,594
Bear Stearns Commercial Mortgage
   Securities (Class B)
   6.20%    02/14/31                  25,000               26,949
CalSTRS Trust
   4.13%    11/20/12                 529,000              528,492(a)
Credit Suisse First Boston
   4.17%    07/15/37               2,633,000               91,879(a,c)
Crusade Global Trust (Class A)
   3.62%    09/18/34                 214,202              214,532(g)
CS First Boston Mortgage
   Securities Corp.
   1.73%    03/15/35               3,917,646              210,162(a,g)
   4.60%    03/15/35                 237,000              238,407
   6.13%    04/15/37                 175,000              191,840
   6.34%    01/15/37               1,089,150               28,440(a,c,g)
First Union-Lehman Brothers-
   Bank of America
   6.56%    11/18/35                 167,258              175,787
GMAC Commercial Mortgage
   Securities, Inc.
   6.47%    04/15/34                 159,000              174,709
GMAC Commercial Mortgage
   Securities, Inc. (Class A)
   4.92%    12/10/41                 310,000              316,039(g)
GMAC Commercial Mortgage
   Securities, Inc. (Class X)
   4.22%    12/10/41               4,619,000              141,322(c,g)
GMAC Commercial Mortgage
   Securities, Inc.
   6.42%    05/15/35                 358,749              378,344
   6.55%    12/10/41               9,651,182              169,233(a,c,g)
Granite Mortgages PLC
   2.85%    01/20/43               1,304,366            1,306,369(g)
GS Mortgage Securities Corp. II
   3.50%    11/15/15                 450,000              450,217(a,g)
Impac CMB Trust (Class A)
   3.69%    12/25/33                 547,428              548,091(g)
JPMorgan Chase Commercial
   Mortgage Securities Corp.
   1.33%    01/12/39               2,900,131              136,915(a,g)
   6.47%    11/15/35                 190,000              210,540


See Notes to Schedule of Investments on page 14 and Notes to Financial
Statements.

INCOME FUND

Schedule of Investments                                June 30, 2005 (unaudited)
--------------------------------------------------------------------------------

                                   PRINCIPAL
                                      AMOUNT                VALUE
--------------------------------------------------------------------------------

JPMorgan Chase Commercial
   Mortgage Securities Corp.
   (Class A)
   4.92%    10/15/37             $   301,000$             309,096(g)
LB-UBS Commercial
   Mortgage Trust
   4.06%    09/15/27                 495,000              491,548(g)
   4.17%    07/15/37               6,232,000              103,217(a,c,g)
   4.20%    01/18/12               3,527,000              130,512(c)
   4.20%    12/15/29                 163,000              162,497
   4.32%    03/15/34                 682,879               12,804(a,c,g)
   4.51%    12/15/29                 163,000              163,899
   5.99%    02/15/40               2,743,548               61,973(a,c)
   6.23%    03/15/26                 130,000              138,563
   7.67%    09/15/37               3,320,241               53,954(a,c,g)
   8.31%    03/15/36               3,256,438               89,552(a,c,g)
LB-UBS Commercial Mortgage
   Trust (Class A)
   4.31%    02/15/30                 282,000              281,854
   6.13%    12/15/30                 172,000              187,963
   6.65%    11/15/27                 144,000              160,178
LB-UBS Commercial Mortgage
   Trust (Class B)
   6.65%    07/14/16                  34,000               38,048(a)
Master Alternative Loans Trust
   5.00%    08/25/18                 251,929               33,696(e)
Master Alternative Loans Trust
   6.50%    08/25/34 - 05/25/35      935,928              967,546
Merrill Lynch Mortgage Trust
   (Class A)
   4.56%    05/12/43                 150,000              151,277
Morgan Stanley Capital I
   5.17%    01/14/42                 400,000              417,112(g)
   7.11%    04/15/33                 513,000              563,626
Morgan Stanley Capital I (Class A)
   4.66%    09/13/45                 265,000              267,454
Morgan Stanley Dean Witter
   Capital I
   1.06%    04/15/34                 799,000               13,806(a,g)
   3.95%    10/15/35                 772,261               20,479(a,c,g)
   6.46%    02/15/33                  49,523               51,374
   7.20%    10/15/33                 199,000              222,365
Morgan Stanley Dean Witter
   Capital I (Class A)
   6.39%    10/15/35                 150,000              165,925
   6.54%    02/15/31                  49,705               52,331
Morgan Stanley Dean Witter
   Capital I (Class X)
   1.15%    02/01/31                 510,065               23,072(a,g)
MortgageIT Trust (Class A)
   3.62%    08/25/35               3,000,000            3,000,000(g)
Nomura Asset Securities Corp.
   (Class A)
   6.59%    03/15/30                 500,000              530,621
Puma Finance Ltd. (Class A)
   3.32%    10/11/34                 350,199              350,315(g)


--------------------------------------------------------------------------------

                                   PRINCIPAL
                                      AMOUNT              VALUE
--------------------------------------------------------------------------------

Wachovia Bank Commercial
   Mortgage Trust
   3.74%    03/15/15             $    89,351         $     89,449(a,g)
   4.38%    10/15/41                 271,000              271,737
   4.94%    04/15/42                 450,000              461,478
Wachovia Bank Commercial
   Mortgage Trust (Class B)
   4.89%    10/15/41                 256,000              258,454
   4.95%    10/15/41                 312,000              316,142
                                                       16,572,122

SOVEREIGN BONDS -- 1.9%

Government of Argentina
   4.62%    08/03/12                 150,000              135,600(c,g)
Government of Bahamas
   6.63%    05/15/33                 135,000              163,839(a)
Government of Brazil
   9.25%    10/22/10                 120,000              133,500
Government of Colombia
   10.75%   01/15/13                  90,000              109,440
Government of Costa Rica
   6.55%    03/20/14                 120,000              117,900(a)
Government of El Salvador
   7.65%    06/15/35                 150,000              149,250(a)
Government of Indonesia
   7.25%    04/20/15                  90,000               91,125(a)
Government of Italy
   4.50%    01/21/15                 110,000              111,622
Government of Jamaica
   9.00%    06/02/15                 175,000              178,281
Government of Mexico
   6.75%    09/27/34                  15,000               15,788
Government of Panama
   7.25%    03/15/15                 150,000              163,500
Government of Peru
   8.38%    05/03/16                  90,000              101,025
Government of Russia
   5.00%    03/31/30                 215,000              240,800(a,h)
Government of Turkey
   7.00%    06/05/20                 150,000              146,625
Government of Ukraine
   6.37%    08/05/09                 115,000              124,200(a,g)
Government of Uruguay
   9.25%    05/17/17                 100,000              107,000
Japan Finance Corp for
   Municipal Enterprises
   4.63%    04/21/15                 100,000              102,350
Ontario Electricity Financial Corp.
   7.45%    03/31/13                  28,000               33,914
Province of New Brunswick
   3.50%    10/23/07                 160,000              158,600
Province of Ontario
   5.13%    07/17/12                  25,000               26,534
                                                        2,410,893

TOTAL BONDS AND NOTES
   (COST $140,508,611)                                139,754,084



See Notes to Schedule of Investments on page 14 and Notes to Financial
Statements.

INCOME FUND

Schedule of Investments                                June 30, 2005 (unaudited)
--------------------------------------------------------------------------------

                                      NUMBER
                                   OS SHARES             VALUE
--------------------------------------------------------------------------------



PREFERRED STOCK -- 0.2%
--------------------------------------------------------------------------------

Zurich Regcaps Funding Trust I
   (COST $268,450)                       260           $  262,626(a,g)



                                 NUMBER OF
                                  CONTRACTS              VALUE
--------------------------------------------------------------------------------


PURCHASED OPTIONS -- 0.0 %*
--------------------------------------------------------------------------------

CALL OPTIONS
Euro Dollar Futures                       20                  250


PUT OPTIONS
Euro Dollar Futures                       10                1,125
U.S. Treasury Notes 10 Yr. Futures                          10469
                                                            1,594

TOTAL PURCHASED OPTIONS
   (COST $7,573)                                            1,844


TOTAL INVESTMENTS IN SECURITIES
   (COST $140,784,634)                                140,018,554



                                     NUMBER
                                  OF SHARES             VALUE
--------------------------------------------------------------------------------


SHORT-TERM INVESTMENTS -- 4.4%
--------------------------------------------------------------------------------

GEI Short Term Investment Fund
   3.20%                           5,692,295            5,692,295(c,i)
   (COST $5,692,295)


TOTAL INVESTMENTS
   (COST $146,476,929)                                145,710,849


LIABILITIES IN EXCESS OF OTHER ASSETS,
   NET -- (13.5)%                                     (17,374,767)
                                                     ------------

NET ASSETS -- 100.0%                                 $128,336,082
                                                     ============




OTHER INFORMATION
--------------------------------------------------------------------------------

The GEI Income Fund had the following long futures contracts open at June 30, 2005:


                                   NUMBER     CURRENT         UNREALIZED
                  EXPIRATION         OF      NOTIONAL       APPRECIATION/
DESCRIPTION          DATE        CONTRACTS    VALUE         DEPRECIATION
--------------------------------------------------------------------------------

Euro Dollar
   Futures       September 2005     50      $12,018,750       $(13,734)
U S Treasury
   Notes 5 Yr.
   Futures       September 2005     45        4,900,078         26,266



The GEI Income Fund had the following short futures contracts open at June 30, 2005:


                                   NUMBER       CURRENT      UNREALIZED
                   EXPIRATION        OF        NOTIONAL     APPRECIATION/
DESCRIPTION            DATE       CONTRACTS      VALUE      DEPRECIATION
--------------------------------------------------------------------------------

Euro Dollar
   Futures        December 2005      50      $(12,003,750)     $  7,196
U S Treasury
   Notes 10 Yr.
   Futures        September 2005     18        (2,042,438)      (16,367)
                                                             ----------
                                                              $   3,361
                                                             ==========


See Notes to Schedule of Investments on page 14 and Notes to Financial
Statements.

Notes to Performance                                   June 30, 2005 (unaudited)
--------------------------------------------------------------------------------

Total returns take into account changes in share price and assume reinvestment of dividends and capital gains distributions, if any. Investment returns and net asset value on an investment will fluctuate and you may have a gain or loss when you sell your shares. Periods less than one year are not annualized.

Current performance may be lower or higher than that shown. You may call toll-free (800) 242-0134 for performance information as of the most recent month end.

Certain fees and Fund expenses have been waived and/or borne by the Fund's prior investment advisers. Had these fees and expenses not been waived, the returns (and/or yields) would have been lower.

Shares of the Fund are neither insured nor guaranteed by the U.S. Government, and their prices will fluctuate with market conditions.

The Lehman Brothers Aggregate Bond Index (LB Aggregate) is an unmanaged index and do not reflect the actual cost of investing in the instruments that comprise the index.

The LB Aggregate Bond Index is a market value-weighted index of investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of one year or more. The results shown for the foregoing index assume the reinvestment of net dividends or interest.

The peer universe of the underlying annuity funds used in our peer ranking calculation is based on the blend of Lipper peer categories, as shown. Lipper is an independent mutual fund rating service. A Fund's performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to the Fund's. Such comparisons or rankings are made on the basis of several factors, including the Fund's objectives and policies, management style and strategy, and portfolio composition, and may change over time if any of those factors change. Lipper is an independent mutual fund rating service.

Notes to Schedule of Investments                       June 30, 2005 (unaudited)
--------------------------------------------------------------------------------

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities cited may not represent current or future holdings and should not be considered as a recommendation to purchase or sell a particular security. See the prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.

(a) Pursuant to Rule 144A of the Securities Act of 1933, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2005, these securities amounted to $13,315,551 or 10.38% of net assets for the GE Investments Income Fund respectively. These securities have been determined to be liquid using procedures established by the Board of Trustees.

(b) Settlement is on a delayed delivery or when-issued basis with final maturity to be announced (TBA) in the future.

(c) Coupon amount represents effective yield.

(d) Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgages. No payments of interest on the pool are passed through to the "principal only" holder.

(e) Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the "interest only" holding.

(f) At June 30, 2005, all or a portion of this security was pledged to cover collateral requirements for futures, options, forward foreign currency contracts and/or TBA's.

(g) Variable or floating rate security. The stated rate represents the rate at June 30, 2005.

(h) Step coupon bond. Security becomes interest bearing at a future date.

(i) GEAM, the investment adviser of the Fund, also serves as investment adviser of the Trust.

(j) Treasury Inflated Securities.

+ Percentages are based on net assets as of June 30, 2005.

*    Less then 0.1%



Abbreviations:

REIT     Real Estate Investment Trust

REMIC    Real Estate Mortgage Investment Conduit

STRIPS   Separate Trading of Registered Interest and Principal of Security

TBA      To be Announced

Financial Highlights
Selected data based on a share outstanding throughout the periods indicated

------------------------------------------------------------------------------------------------------------------------------------


INCOME FUND

                                                   6/30/05+     12/31/04      12/31/03      12/31/02      12/31/01      12/31/00
------------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                         --            --            --            --            --        1/3/95
Net asset value, beginning of period .........     $12.25        $12.61        $12.93        $12.26        $11.99        $11.51
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income .....................       0.27          0.55          0.51          0.37          0.60          0.74
   Net realized and unrealized
      gains/(losses) on investments ..........      (0.02)        (0.12)        (0.04)         0.84          0.29          0.50
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INCOME FROM INVESTMENT OPERATIONS ......       0.25          0.43          0.47          1.21          0.89          1.24
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income .....................         --          0.57          0.56          0.38          0.62          0.76
   Net realized gains ........................         --          0.22          0.23          0.16          --             --
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ..........................         --          0.79          0.79          0.54          0.62          0.76
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD ...............     $12.50        $12.25        $12.61        $12.93        $12.26        $11.99
====================================================================================================================================

TOTAL RETURN (A) .............................      2.04%         3.42%         3.60%         9.89%         7.43%        10.74%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands) ..   $128,336      $135,172      $189,318      $220,800
$117,740$81,578
   Ratios to average net assets:
      Net investment income* .................      4.32%         3.82%         3.24%         3.79%         5.39%         6.40%
      Expenses* ..............................      0.60%         0.59%         0.55%         0.53%         0.55%         0.56%
   Portfolio turnover rate ...................       144%          343%          419%          385%          278%          234%


NOTES TO FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(a) Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains. Had the adviser not absorbed a portion of expenses, total returns would have been lower.

*    Annualized for periods less than one year.

+    Unaudited


See Notes to Financial Statements.


Statement of Assets                                                                                INCOME
and Liabilities JUNE 30, 2005 (UNAUDITED)                                                            FUND
----------------------------------------------------------------------------------------------------------------
ASSETS
   Investments in securities, at market (cost $140,784,634) ...............................     $140,018,554
   Short-term affiliated investments (at amortized cost) ..................................        5,692,295
   Cash ...................................................................................           10,800
   Receivable for investments sold ........................................................        2,593,941
   Income receivables .....................................................................        1,147,474
   Variation margin receivable ............................................................            2,750
----------------------------------------------------------------------------------------------------------------
       TOTAL  ASSETS ......................................................................      149,465,814
----------------------------------------------------------------------------------------------------------------

LIABILITIES
   Payable for investments purchased ......................................................       20,469,691
   Payable for fund shares redeemed .......................................................          597,381
   Payable to GEAM ........................................................................           62,660
----------------------------------------------------------------------------------------------------------------
       TOTAL LIABILITIES ..................................................................       21,129,732
----------------------------------------------------------------------------------------------------------------
NET ASSETS ................................................................................     $128,336,082
================================================================================================================
NET ASSETS CONSIST OF:
   Capital paid in ........................................................................      126,395,229
   Undistributed net investment income ....................................................        2,804,768
   Accumulated net realized loss ..........................................................         (101,196)
   Net unrealized appreciation/ (depreciation) on:
       Investments ........................................................................         (766,080)
       Futures ............................................................................            3,361
----------------------------------------------------------------------------------------------------------------
NET ASSETS ................................................................................     $128,336,082
----------------------------------------------------------------------------------------------------------------
Shares outstanding ($0.01 par value; unlimited shares authorized) .........................       10,266,275
Net asset value per share .................................................................           $12.50

See Notes to Financial Statements.



Statement of Operations                                                                             INCOME
FOR THE SIX MONTHS ENDED JUNE 30, 2005 (UNAUDITED)                                                    FUND
---------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
    INCOME:
      Dividend .............................................................................     $      7,813
      Interest .............................................................................        3,078,168
      Interest from affliated investments ..................................................          106,952

---------------------------------------------------------------------------------------------------------------------
    TOTAL INCOME ...........................................................................        3,192,933
---------------------------------------------------------------------------------------------------------------------

    EXPENSES:
      Advisory and administrative fees .....................................................          326,810
      Custody and accounting expenses ......................................................           33,195
      Professional fees ....................................................................           13,035
      Transfer agent .......................................................................              109
      Trustee's fees .......................................................................              891
      Registration expenses ................................................................              469
      Other expenses .......................................................................           13,656
---------------------------------------------------------------------------------------------------------------------
    TOTAL EXPENSES .........................................................................          388,165
---------------------------------------------------------------------------------------------------------------------

    NET INVESTMENT INCOME ..................................................................        2,804,768
=====================================================================================================================

NET REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS
      REALIZED GAIN (LOSS) ON:
         Investments .......................................................................         (162,010)
         Futures ...........................................................................         (160,846)
         Written options ...................................................................           23,891
         Foreign currency transactions .....................................................           (7,013)
      INCREASE (DECREASE) IN UNREALIZED APPRECIATION/
         (DEPRECIATION) ON:
         Investments .......................................................................          211,280
         Futures ...........................................................................          (40,636)
         Written options ...................................................................          (17,164)
         Foreign currency transactions .....................................................          (11,835)

---------------------------------------------------------------------------------------------------------------------
      Net realized and unrealized loss
         on investments ....................................................................         (164,333)
---------------------------------------------------------------------------------------------------------------------

    NET INCREASE IN NET ASSETS RESULTING
      FROM OPERATIONS ......................................................................       $2,640,435
=====================================================================================================================


See Notes to Financial Statements.


Statements of                                                                                       INCOME
Changes in Net Assets                                                                                 FUND
---------------------------------------------------------------------------------------------------------------------------
                                                                                   SIX MONTHS ENDED         YEAR ENDED
                                                                                    JUNE 30, 2005           DECEMBER 31
                                                                                      (UNAUDITED)               2004
---------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investments income ..................................................       $  2,804,768           $  5,738,504
     Net realized gain (loss) on investments, futures, written options,
       foreign currency transactions and swaps ...............................           (305,978)             1,856,911
     Net increase (decrease) in unrealized appreciation/(depreciation)
       on investments, futures, written options, foreign
       currency translation ..................................................            141,645             (2,460,643)
---------------------------------------------------------------------------------------------------------------------------
     Net increase from operations ............................................          2,640,435              5,134,772
---------------------------------------------------------------------------------------------------------------------------

   DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income ...................................................                 --             (5,924,783)
     Net realized gains ......................................................                 --             (2,242,508)
---------------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS .......................................................                 --             (8,167,291)
---------------------------------------------------------------------------------------------------------------------------
   Increase (decrease) in net assets from operations and distributions .......          2,640,435             (3,032,519)
---------------------------------------------------------------------------------------------------------------------------

   SHARE TRANSACTIONS:
     Proceeds from sale of shares ............................................          2,344,732              5,445,156
     Value of distributions reinvested .......................................                 --              8,167,256
     Cost of shares redeemed .................................................        (11,821,158)           (64,725,364)
---------------------------------------------------------------------------------------------------------------------------
     Net decrease from share  transactions ...................................         (9,476,426)           (51,112,952)
---------------------------------------------------------------------------------------------------------------------------
   TOTAL DECREASE IN NET ASSETS ..............................................         (6,835,991)           (54,145,471)

NET ASSETS
   Beginning of period .......................................................        135,172,073            189,317,544
---------------------------------------------------------------------------------------------------------------------------
    End of period ............................................................       $128,336,082           $135,172,073
===========================================================================================================================
UNDISTRIBUTED NET INVESTMENT INCOME, END OF PERIOD ...........................     $    2,804,768           $         --
---------------------------------------------------------------------------------------------------------------------------

CHANGES IN PORTFOLIO SHARES
     Shares sold .............................................................            190,597                426,297
     Issued for distributions reinvested .....................................                 --                669,447
     Shares redeemed .........................................................           (960,670)            (5,071,450)
---------------------------------------------------------------------------------------------------------------------------
Net decrease in fund shares ..................................................           (770,073)            (3,975,706)
===========================================================================================================================


See Notes to Financial Statements.

Notes to Financial Statements                          June 30, 2005 (unaudited)
--------------------------------------------------------------------------------

1.   ORGANIZATION OF THE COMPANY

GE Investments Funds, Inc. (the "Company") was incorporated under the laws of the Commonwealth of Virginia on May 14, 1984 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Company is comprised of fourteen investment portfolios (collectively the "Funds"), although only the following twelve are currently being offered: U.S. Equity Fund, S&P 500 Index Fund, Premier Growth Equity Fund, Value Equity Fund, Mid-Cap Equity Fund, Small-Cap Value Equity Fund, International Equity Fund, Total Return Fund, Global Income Fund, Income Fund (the "Fund"), Money Market Fund and Real Estate Securities Fund.

Shares of the Company are offered only to insurance company separate accounts that fund certain variable life insurance contracts and variable annuity contracts. These insurance companies may include insurance companies affiliated with GE Asset Management Incorporated ("GEAM"), the investment adviser and administrator of each of the Funds.

As of June 30, 2005, GE Life and Annuity Assurance Company ("GE Life") and General Electric Capital Assurance Company, each an affiliated insurance company, controlled the Funds by ownership, through separate accounts, of virtually all of the Funds' shares of beneficial interest.


2.   SUMMARY OF SIGNIFICANT
     ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions at the date of the financial statements. Actual results may differ from those estimates.

The following summarizes the significant accounting policies of the Company:

SECURITY VALUATION AND TRANSACTIONS Securities for which exchange quotations are readily available are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price. Securities listed on the NASDAQ will be valued at the NASDAQ's official close price. Certain fixed income securities are valued by a dealer or by a pricing service based upon a matrix system, which considers market transactions as well as dealer supplied valuations. Short-term investments maturing within sixty days are valued at amortized cost. If quotations are not readily available for a portfolio security, or if it is believed that a quotation or other market price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Fund's Board of Directors that are designed to establish its "fair value". These procedures require that the fair value of a security be established by the valuation committee. The fair value committee follows different protocols for different types of investments and circumstances.

Foreign securities may be valued with the assistance of an independent fair value pricing service in circumstances where it is believed that they have been or would be materially affected by events occurring after the close of the portfolio security's primary market and before the close of regular trading on the NYSE. This independent fair value pricing service uses a computerized system to appraise affected securities and portfolios taking into consideration various factors and the fair value of such securities may be something other than the last available quotation or other market price. GE Asset Management may also separately monitor portfolio securities and, consistent with the Fund's fair value procedures, apply a different value to a portfolio security than would be applied had it been priced using market quotations or by an independent fair value pricing service.

Determining the fair value of securities involves the application of both subjective and objective considerations. Security values may differ depending on the methodology used to determine their values, and may differ from the last quoted sale or closing price. No assurance can be given that use of these fair value procedures will always better represent the price at which a Fund could sell the affected portfolio security.

Security transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

REPURCHASE AGREEMENTS The Fund may enter into repurchase agreements. The Fund's or a third party custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Fund. The Fund values the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to 102% of the

Notes to Financial Statements                          June 30, 2005 (unaudited)
--------------------------------------------------------------------------------

repurchase price. In the event the seller defaults and the value of the security declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

SECURITY LENDING The Fund may loan securities to brokers, dealers, and financial institutions determined by GEAM to be creditworthy, subject to certain limitations. The Fund continues to receive the interest and dividends on the loaned securities during the term of the loan. The loans of securities are secured by collateral in the form of cash or other liquid assets, which are segregated and maintained with the custodian in an amount at least equal to 102% of the current market value of the loaned securities. During the term of the loan, the Fund will record any gain or loss in the market value of its loaned securities and of securities in which cash collateral is invested. The Fund will also earn interest, net of any rebate, from securities in which cash collateral is invested. In the event the counterparty (borrower) does not meet its contracted obligation to return the securities, the Fund may be exposed to the risk of loss of reacquiring the loaned securities at prevailing market prices using the proceeds of the sale of the collateral.

FOREIGN CURRENCY Accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period. Such fluctuations are included in the net realized or unrealized gain or loss from investments. Net realized gains or losses on foreign currency transactions represent net gains or losses on sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income and withholding taxes accrued and the U.S. dollar amount actually received or paid, and gains or losses between the trade and settlement date on purchases and sales of securities. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases or decreases in unrealized appreciation/depreciation on foreign currency related transactions.

FUTURES CONTRACTS The Fund may invest in interest rate, financial or stock or bond index futures contracts subject to certain limitations. The Fund may invest in futures contracts to manage its exposure to the stock and bond markets and fluctuations in currency values. Buying futures tends to increase the Fund's exposure to the underlying instrument while selling futures tends to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. The Fund will not enter into a transaction involving futures for speculative purposes. The Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the fair value of the underlying security. The Fund records an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Fund recognizes a realized gain or loss on the expiration or closing of a futures contract.

OPTIONS The Fund may purchase and write options, subject to certain limitations. The Fund may invest in options contracts to manage their exposure to the stock and bond markets and fluctuations in foreign currency values. Writing puts and buying calls tend to increase the Fund's exposure to the underlying instrument while buying puts and writing calls tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. The Fund will not enter into a transaction involving options for speculative purposes. The Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and

Notes to Financial Statements                          June 30, 2005 (unaudited)
--------------------------------------------------------------------------------

changes in the liquidity of the secondary market for the contracts. Options are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price.

When the Fund writes an option, the amount of the premium received is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase, as a realized loss. When an option is exercised, the proceeds from the sale of the underlying security or the cost basis of the securities purchased is adjusted by the original premium received or paid.

SWAP CONTRACTS As part of the investment strategy, the Fund may invest in swap agreements, which are agreements to exchange the return generated by one instrument for the return generated by another instrument. Total return swap agreements involve commitments to pay interest in exchange for a market linked return based upon a notional principal amount. To the extent the total return of the security or index underlying the agreement exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. Swaps are marked to market daily based upon the underlying security or index. Payments received or made are recorded as realized gain or loss in the Statement of Operations. Entering into swap agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform and that there may be unfavorable changes in the value of the index or securities underlying the agreement. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS The Fund may purchase or sell securities on a when-issued or forward commitment basis. These transactions are arrangements in which the Fund purchases and sells securities with payment and delivery scheduled a month or more after entering into the transactions. The price of the underlying securities and the date when these securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contracts. In connection with such purchases, the Fund maintain cash or liquid assets in an amount equal to purchase commitments for such underlying securities until settlement date and for sales commitments, the Fund maintains equivalent deliverable securities as "cover" for the transaction. Unsettled commitments are valued at the current market value of the underlying security. Daily fluctuations in the value of such contracts are recorded as unrealized gains or losses. The Fund will not enter into such commitments for the purpose of investment leverage.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS The Fund may enter into forward foreign currency exchange contracts to facilitate transactions in foreign denominated securities and to manage the Fund's currency exposure. Forward foreign currency exchange contracts are valued at the mean between the bid and the offered forward rates as last quoted by a recognized dealer. The aggregate principal amounts of the contracts are not recorded in the Fund's financial statements. Such amounts appear under the caption forward foreign currency contracts in the Schedule of Investments. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (or liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains or losses on foreign currency related transactions. The Fund's risks in using these contracts include changes in the value of foreign currency or the possibility that the counterparties do not perform under the contracts' terms. When the Fund enters into a forward foreign currency exchange contract, it is required to segregate cash or liquid securities with its custodian in an amount equal to the value of the Fund's total assets committed to the consummation of the forward contract. If the value of the segregated securities declines, additional cash or securities is segregated so that the value of the account will equal the amount of the Fund's commitment with respect to the contract.

INVESTMENTS IN FOREIGN MARKETS Investments in foreign markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates

Notes to Financial Statements                          June 30, 2005 (unaudited)
--------------------------------------------------------------------------------

of inflation, repatriation on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, tariffs and taxes, subject to delays in settlements, and their prices may be more volatile.

The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based upon net investment income, net realized gains and net unrealized appreciation as income and/or capital gains are earned.

INCOME TAXES The Fund intends to comply with all sections of the Internal Revenue Code applicable to regulated investment companies including the distribution of substantially all of their taxable net investment income and net realized capital gains to their shareholders. Therefore, no provision for federal income tax has been made. The Fund is treated as a separate taxpayer for federal income tax purposes.

At June 30, 2005, information on the tax components of capital is as follows:

                                                                                                   Net Tax
                   Cost of                  Gross Tax                  Gross Tax                 Unrealized
               Investments for             Unrealized                 Unrealized                Depreciation
                Tax Purposes              Appreciation               Depreciation              on Investments
---------------------------------------------------------------------------------------------------------------------------
                $146,551,256               $1,474,873                $(2,304,480)                $(829,607)


As of December 31, 2004, the Fund has no capital loss carryover.

Any net capital and currency losses incurred after October 31, within the Fund's tax year, are deemed to arise on the first day of the Fund's next tax year if the Fund so elects to defer such losses.

The Fund elected to defer losses incurred after October 31, 2004 as follows:


                        Capital                Currency
--------------------------------------------------------------------------------
                        $174,549                $  --

The tax composition of distributions paid (other than return of capital distributions for the year) during the year ended December 31, 2004 was as follows:


                               Long-Term
            Ordinary            Capital
             Income              Gains             Total
--------------------------------------------------------------------------------
          $6,823,082          $1,344,209        $8,167,291

DISTRIBUTIONS TO SHAREHOLDERS The Fund declares and pays dividends from net investment income annually. The Fund declares and pays net realized capital gains in excess of capital loss carryforwards distributions annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include (but are not limited to) swaps, futures, treatment of realized and unrealized gains and losses on forward foreign currency contracts, paydown gains and losses on mortgage-backed securities and losses deferred due to wash sale transactions. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or the net asset value of the Fund. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

INVESTMENT INCOME Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions, which are recorded as soon after ex-dividend date as such information becomes available. Interest income is recorded on the accrual basis. All discounts and premiums on taxable bonds are accreted to call or maturity date, whichever is shorter, using the effective yield method.

EXPENSES Expenses of the Company which are directly identifiable to one of the Funds are allocated to that portfolio. Expenses which are not directly identifiable to one of the Funds are allocated in such a manner as

Notes to Financial Statements                          June 30, 2005 (unaudited)
--------------------------------------------------------------------------------

deemed equitable, taking into consideration the nature and type of expenses and relative sizes of the Funds. All expenses of the Fund are paid by GEAM and reimbursed by the Fund.


3.   LINE OF CREDIT

Effective December 15, 2004, and expiring December 14, 2005, the Company shares a revolving credit facility of up to $25 million with a number of its affiliates. The credit facility is with its custodian bank, State Street Bank and Trust Company. The revolving credit facility requires the payment of a commitment fee equal to 0.09% per annum on the daily unused portion of the credit facility, payable quarterly. The portion borne by the Funds generally is borne proportionally based upon net assets. Generally, borrowings under the credit facility would accrue interest at the Federal Funds Rate plus 50 basis points and is borne by each of the borrowing Funds. The maximum amount allowed to be borrowed by any one of the Funds is the lesser of its prospectus limitation, 20% of its net assets, or $25 million. The credit facility was not utilized by the Company during the period ended June 30, 2005.


4.   AMOUNTS PAID TO AFFILIATES

ADVISORY AND ADMINISTRATION FEES GEAM, a registered investment adviser, was retained by the Company's Board of Directors effective May 1, 1997 to act as investment adviser and administrator of the Fund. Compensation of GEAM for investment advisory and administrative services is paid monthly based on the average daily net assets of the Fund at an annualized rate of .50%.

Effective January 1, 2002, GECIS (General Electric Capital International Services) began performing certain accounting and certain administration services previously provided by an unaffiliated service provider. For the period ending June 30, 2005, $2,247 was charged to the Fund. Administrative services not performed by GEAM or GECIS were provided by an unaffiliated service provider.


ADVISORY AND ADMINISTRATIVE AGREEMENT RENEWAL

The Board of Directors, including the independent directors, of the GE Investments Funds, Inc. unanimously approved the continuance of the investment advisory agreement between each Fund and GE Asset Management Incorporated ("GEAM") at a meeting held on December 3, 2004.

In considering whether to approve the investment advisory agreement as it relates to the Fund, the Board (including the independent directors) considered and discussed a substantial amount of information and analysis prepared by GEAM at the Board's request. The Board also considered detailed information regarding performance and expenses of other investment companies with similar investment objectives and sizes, which was prepared by an independent third party provider, Lipper Inc. The Board reviewed the fees charged by GEAM for investment products other than mutual funds that employ the same investment strategies as the Fund. Before approving the Funds' advisory agreement, the independent directors reviewed the proposed continuance of the agreement with management of GEAM and with experienced legal counsel who is independent of GEAM and the GE Investments Funds, Inc. That legal counsel prepared a memorandum discussing the legal standards for the consideration of the proposed continuance. The independent directors also discussed the proposed continuance in a private session with their independent legal counsel at which no representative of GEAM was present. In determining to continue the agreement with respect to the Fund, the directors considered all factors they believed relevant, including the factors discussed below.

In their deliberations, the directors did not identify any particular information that was all-important or controlling, and each director attributed different weights to the various factors.

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY
THE MANAGER

The Board reviewed the services provided by GEAM and the independent directors concurred that GEAM provides high quality advisory and administrative services because of the level of research, analysis, investment discipline and other services, such as securities trading, provided to the Fund. The independent directors specifically considered the favorable attributes of GEAM, including an investment philosophy oriented toward long-term performance, the processes used for selecting investments, selecting brokers and for compliance activities, and the quality of the investment professionals employed by GEAM. The Board noted that the Fund represents only a small portion of the overall assets managed by GEAM, but the Fund benefits from a full array of services and resources provided by GEAM.

Notes to Financial Statements                          June 30, 2005 (unaudited)
--------------------------------------------------------------------------------

INVESTMENT PERFORMANCE

The Board reviewed detailed performance information for the Fund for various periods, which it also monitors as part of its regular quarterly Board meetings. The Board also reviewed detailed comparisons of the performance of the Fund with relevant securities indexes and various peer groups of mutual funds prepared by Lipper with respect to various periods. GEAM discussed in detail its investment process, focusing on the Fund's investment objective, the number and experience of portfolio management personnel, the investment style and approach employed, the likely market cycles for the investment style, and recent performance in light of GEAM's commitment to long-term satisfactory performance with respect to the Fund's investment objective and investment approach. The Board and the independent directors concluded that the Fund's performance was acceptable over the relevant periods, particularly from a longer-term perspective, which the Board believes is most relevant.

COSTS OF SERVICES PROVIDED AND PROFITABILITY

At the request of the independent directors, GEAM provided information concerning the profitability of GEAM's investment advisory and investment company activities and its financial condition for various past periods. The directors considered the profit margin information for GEAM's investment company business as a whole, as well as GEAM's profitability data for the Fund. The directors reviewed GEAM's assumptions and the methods of cost allocation used by GEAM in preparing the profitability data. GEAM stated its belief that the methods of allocation used were reasonable and consistent across its business.

The directors also examined the fee and expense ratios for the Fund and observed that GEAM's figures were at or below the applicable peer group. The directors noted the additional services provided by GEAM to the Fund compared to other investment products managed by GEAM.

The directors recognized that GEAM should be entitled to earn a reasonable level of profits for the services it provides to the Fund and, based on their review, concluded that they were satisfied that GEAM's level of profitability from its relationship with each Fund was not unreasonable or excessive.

ECONOMIES OF SCALE

The Board considered the extent to which economies of scale would be realized as the Fund grows, and whether fee levels reflect these economies of scale for the benefit of Fund investors. The independent directors did not disagree with GEAM's assertion that the comparatively lower fees it has charged to the Fund since inception means that GEAM is already sharing the low-fee benefits of larger asset sizes compared to having charged higher fees on lower asset levels for the Fund when newer. The Board recognized the benefits to the Fund of GEAM's past investment in the Funds' operations through those lower fees.

FALL-OUT FINANCIAL BENEFITS

The Board and the independent directors considered other actual and potential financial benefits to GEAM in concluding that the contractual advisory fees are reasonable for the Fund. An example of those benefits would be the soft dollars generated by portfolio transactions by the Fund. The Board noted, however, that the Fund benefits from the vast array of resources available through GEAM and that the Fund represents only a small portion of the overall assets managed by GEAM.

CONCLUSION

The Board and the independent directors separately concluded that the renewal of the advisory agreement was in the best interest of the shareholders of the Fund.

DIRECTORS' COMPENSATION The Fund pays no compensation to their directors who are officers or employees of GEAM or its affiliates. Directors who are not such officers or employees also serve in a similar capacity for other funds advised by GEAM. Compensation paid to unaffiliated directors are reflected on the Statement of Operations. These fees are allocated pro rata across all of the mutual fund platforms and share classes served by the directors, including the Fund, and are based upon the relative net assets of each fund within such platforms. (For additional information about directors compensation please refer to the Statement of Additional Information.)

Notes to Financial Statements                          June 30, 2005 (unaudited)
--------------------------------------------------------------------------------

5.   INVESTMENT TRANSACTIONS

PURCHASES AND SALES OF SECURITIES The cost of purchases and the proceeds from sales of investments, other than short-term securities and options, for the period ended June 30, 2005 were as follows:


                   Purchases              Sales
--------------------------------------------------------------------------------

                 $202,226,488          $199,952,539

OPTIONS During the period ended June 30, 2005, the following option contracts were written:


                               Number of
                             of Contracts         Premium
--------------------------------------------------------------------------------

Balance as of
  December 31, 2004              (112)          $  (43,414)

Written                          (396)             (83,532)

Closed and Expired                508              126,946
--------------------------------------------------------------------------------
Balance as of
  June 30, 2005                     0                $  0
--------------------------------------------------------------------------------

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------

INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS:

The business and affairs of the Company are managed under the direction of the Company's Board of Directors. Information pertaining to the Directors and officers of the Company is set forth below.




INTERESTED DIRECTORS AND EXECUTIVE OFFICERS

--------------------------------------------------------------------------------
MICHAEL J. COSGROVE
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    56

POSITION(S) HELD WITH FUND Chairman of the Board and President

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 8 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Executive Vice President - Chief Commercial Officer of GEAM (formerly President, GE Asset Management Services division ("GEAMS") of GE Financial Assurance Holdings, Inc., an indirect wholly-owned subsidiary of General Electric Company ("GE")), since February 1997; Vice President, GE Capital Corporation, an indirect wholly-owned subsidiary of GE, since December 1999; Executive Vice President - Sales and Marketing of GEAM, a wholly-owned subsidiary of GE that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, since March 1993; Director of GEAM since 1988.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    49

OTHER DIRECTORSHIPS HELD BY DIRECTOR Chairman of the Board and President of GE Funds since 1993, and GE Institutional Funds and GE LifeStyle Funds since their inception; Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since 1988; Trustee of Fordham University since 2003 and Marymount College from 1994 through 2002.

--------------------------------------------------------------------------------
ALAN M. LEWIS
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    58

POSITION(S) HELD WITH FUND    Director and Executive Vice President

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 5 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS    Executive Vice President,
General Counsel and Secretary of GEAM since 1987

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    49

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee and Executive Vice President of GE Funds, GE Institutional Funds and GE LifeStyle Funds since their inception. Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since 1987.

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ROBERT HERLIHY
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    38

POSITION(S) HELD WITH FUND    Treasurer

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 3 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Manager of Mutual Fund Operations at GEAM since March 2002; from August 1999 to March 2002, Mr. Herlihy was a manager in the Investment Company Services Group of PricewaterhouseCoopers LLP, New York; from September 1998 to August 1999 a Supervisor in the Investment Company Group at McGladrey & Pullen LLP (Acquired by PricewaterhouseCoopers LLP in August 1999); from June 1996 to September 1998 a Manager of Audit Services at Condon O'Meara McGinty & Donnelly LLP. Treasurer of GE Funds, GE Lifestyle Funds, GE Institutional Funds, Elfun Funds, and GE Savings & Security Funds since June 2002.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR    N/A

--------------------------------------------------------------------------------
MATTHEW J. SIMPSON
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    44

POSITION(S) HELD WITH FUND    Vice President and Secretary

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 8 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Senior Vice President and General Counsel - Marketing and Client Services (formerly Asset Management Services), at GEAM and Senior Vice President and General Counsel of GEAMS since February 1997; from October 1992 to February 1997, Vice President and Associate General Counsel of GEAM; Secretary of GE Funds since 1993 and Vice President since September 2003; Secretary of GE Institutional Funds and GE LifeStyle Funds since their inception and Vice President since September 2003; Assistant Secretary of Elfun Funds and GE Savings & Security Funds since 1998 and Vice President since October 2003.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR    N/A

--------------------------------------------------------------------------------
JEANNE M. LAPORTA
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905
AGE    39

POSITION(S) HELD WITH FUND    Vice President and Assistant Secretary

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 1 year

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Vice President and Associate General Counsel - Marketing and Client Services (formerly Asset Management Services) at GEAM since May 1997; Vice President and Assistant Secretary of GE Funds, GE Institutional Funds and GE LifeStyle Funds since September 2003; Vice President and Assistant Secretary of Elfun Funds and GE Savings & Security Funds since October 2003.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR    N/A

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------



NON-INTERESTED DIRECTORS
--------------------------------------------------------------------------------
JOHN R. COSTANTINO
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    59

POSITION(S) HELD WITH FUND    Director

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 8 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS    Managing Director, Walden
Partners, Ltd., consultants and investors, since August 1992.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    41

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds since 1993, GE Institutional Funds and GE LifeStyle Funds since their inception; Trustee of Fordham University since 2002 and Marymount College from 2001 through 2002; Neuroscience Research Institute since 1986; Diocesan Finance Counsel of the Dioceses of Brooklyn & Queens since 2001; Gregorian University Foundation since 1994.

--------------------------------------------------------------------------------
WILLIAM J. LUCAS
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    57

POSITION(S) HELD WITH FUND    Director

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 8 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Vice President and Treasurer of Fairfield University since 1983.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    41

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds since 1993, and GE Institutional Funds and GE LifeStyle Funds since their inception.

--------------------------------------------------------------------------------
ROBERT P. QUINN
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    69

POSITION(S) HELD WITH FUND    Director

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 8 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS    Retired since 1983 from Salomon
Brothers Inc.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    41

OTHER DIRECTORSHIPS HELD BY DIRECTOR GP Financial Corp, holding company; The Greenpoint Savings Bank, a financial institution. Trustee of GE Funds since 1993, and GE Institutional Funds and GE LifeStyle Funds since their inception.

--------------------------------------------------------------------------------
PROXY VOTING POLICIES AND PROCEDURES

You may request without charge a description of the Trust's policies and procedures for voting proxies related to the Funds' portfolio securities by calling 1-800-242-0134. You may also view a description of those policies and procedures on the Funds' website at http://www.gefunds.com or on the SEC's website at http://www.sec.gov.

Investment Team
--------------------------------------------------------------------------------


INVESTMENT ADVISER AND ADMINISTRATOR
GE Asset Management Incorporated

BOARD OF DIRECTORS
Michael J.Cosgrove, CHAIRMAN
John R. Costantino
Alan M. Lewis
William J. Lucas
Robert P. Quinn

SECRETARY
Matthew J. Simpson

TREASURER
Robert Herlihy

ASSISTANT TREASURER
Christopher M. Isaacs

DISTRIBUTOR
GE Investment Distributors, Inc.
Member NASD and SIPC

COUNSEL
Sutherland, Asbill & Brennan, LLP

CUSTODIAN
State Street Bank & Trust Company

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
KPMG LLP

OFFICERS OF THE INVESTMENT ADVISER
John H. Myers, CHIEF EXECUTIVE OFFICER
David B. Carlson, EVP, DOMESTIC EQUITIES
Michael J. Cosgrove, EVP, CHIEF COMMERCIAL OFFICER
Kathryn Karlic, EVP, FIXED INCOME
Ralph R. Layman, EVP, INTERNATIONAL EQUITIES
Alan M. Lewis, EVP, GENERAL COUNSEL AND SECRETARY
Robert A. MacDougall, EVP, FIXED INCOME
Don W. Torey, EVP, ALTERNATIVE INVESTMENTS AND REAL ESTATE
John J. Walker, EVP, CHIEF FINANCIAL OFFICER

                      [This page intentionally left blank.]

GE Investments Funds, Inc.

Money Market Fund



Semi-Annual Report

JUNE 30, 2005



[LOGO OMITTED]

GE Investments Funds, Inc.
Money Market Fund                                                       Contents
--------------------------------------------------------------------------------

MANAGER REVIEW AND SCHEDULE OF INVESTMENTS ............................      1

NOTES TO PERFORMANCE ..................................................      6

NOTES TO SCHEDULE OF INVESTMENTS ......................................      6

FINANCIAL STATEMENTS

     Financial Highlights .............................................      7

     Statement of Assets and Liabilities ..............................      8

     Statement of Operations ..........................................      9

     Statements of Changes in Net Assets ..............................     10

     Notes to Financial Statements ....................................     11

ADDITIONAL INFORMATION ................................................     16

INVESTMENT TEAM .......................................................     19



This report is prepared for Policyholders of certain variable contracts and may be distributed to others only if preceded or accompanied by the variable contract's current prospectus and the current prospectus of the Funds available for investments thereunder.

Money Market Fund                                                            Q&A
--------------------------------------------------------------------------------


DONALD J. DUNCAN IS A VICE PRESIDENT OF GE ASSET MANAGEMENT AND PORTFOLIO MANAGER OF THE MONEY MARKET FUND. MR. DUNCAN JOINED GE ASSET MANAGEMENT IN 1988 IN TRADE SUPPORT AND HELD SEVERAL POSITIONS INCLUDING MUTUAL FUND CONTROLLER. HE WAS APPOINTED INVESTMENT MANAGER - SHORT TERM SECURITIES IN 1990 AND VICE PRESIDENT - MONEY MARKETS IN 2002. MR. DUNCAN HOLDS A BACHELORS OF SCIENCE DEGREE FROM THE UNIVERSITY OF RHODE ISLAND.


Q. HOW DID THE MONEY MARKET FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2005?

A. For the six-month period ended June 30, 2005, the Money Market Fund returned 1.11%. The 90-day Treasury bill, the Fund's benchmark, returned 1.43% and the Fund's Lipper peer group of 107 Money Market Funds returned an average of 1.07% for the same period.

Q.  WHAT WERE THE KEY DRIVERS OF FUND PERFORMANCE?

A. We continued to actively manage the average maturity of the portfolio based on our expectations for changes in monetary policy. The Federal Reserve has held steady to its well-publicized intention to remove policy accommodation at a measured pace. The average portfolio maturity has tended to coincide with FOMC meeting dates, whereupon the Fed has raised the fed funds target 25 basis points at each meeting, allowing for reinvestment of overnight funds at higher levels.


[photo omitted]

Money Market Fund
--------------------------------------------------------------------------------
                                              Understanding Your Fund's Expenses


As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended June 30, 2005.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses Paid During Period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.

JANUARY 1, 2005 - JUNE 30, 2005
---------------------------------------------------------------------------------------------------------------------------
                                     ACCOUNT VALUE AT                   ACCOUNT VALUE                     EXPENSES
                                     THE BEGINNING OF                   AT THE END OF                    PAID DURING
                                      THE PERIOD ($)                    THE PERIOD ($)                 THE PERIOD ($)*
---------------------------------------------------------------------------------------------------------------------------
Actual Fund Return**                     1,000.00                         1,011.12                           2.47
---------------------------------------------------------------------------------------------------------------------------
Hypothetical 5% Return
   (2.5% for the period)                 1,000.00                         1,022.09                           2.49
---------------------------------------------------------------------------------------------------------------------------

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.50% (FROM PERIOD JANUARY 1, 2005 - JUNE 30, 2005), MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 181/365 (TO REFLECT THE SIX-MONTH PERIOD).

**  ACTUAL FUND RETURN FOR SIX-MONTH PERIOD ENDED JUNE 30, 2005 WAS 1.11%.

Money Market Fund                                                    (unaudited)
--------------------------------------------------------------------------------


CHANGE IN VALUE
OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

[Line chart omitted -- plot points are as follows:]

                         Money Market Fund           90 Day T-Bill
--------------------------------------------------------------------------------
06/01/95                    10,000                     10,000
12/01/95                    10,287                     10,270
12/01/96                    10,843                     10,798
12/01/97                    11,429                     11,360
12/01/98                    12,031                     11,917
12/01/99                    12,632                     12,487
12/01/00                    13,420                     13,235
12/01/01                    13,955                     13,691
12/01/02                    14,162                     13,913
12/01/03                    14,273                     14,056
12/01/04                    14,408                     14,255
06/01/05                    14,568                     14,458

Money Market Fund (ending value $14,568)
90-Day T-Bill (ending value $14,458)


INVESTMENT PROFILE

A fund designed for investors who seek a high level of current income consistent with the preservation of capital and maintenance of liquidity by investing primarily in short-term U.S. dollar-denominated money market instruments.


AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED JUNE 30, 2005
--------------------------------------------------------------------------------
                              SIX        ONE      FIVE      TEN
                             MONTHS      YEAR     YEAR     YEAR
--------------------------------------------------------------------------------
Money Market Fund             1.11%      1.75%    2.30%    3.83%
--------------------------------------------------------------------------------
90 Day T-Bill                 1.43%      2.33%    2.40%    3.76%
--------------------------------------------------------------------------------
Lipper peer group average*    1.07%      1.64%    2.14%    3.65%
--------------------------------------------------------------------------------
Inception date            07/01/85
--------------------------------------------------------------------------------


FUND YIELD AT JUNE 30, 2005
--------------------------------------------------------------------------------
                                  FUND         IBC MONEY FUND
--------------------------------------------------------------------------------
7-DAY CURRENT                     2.65%+           2.54%
--------------------------------------------------------------------------------
7-DAY EFFECTIVE                   2.68%            2.57%
--------------------------------------------------------------------------------


CURRENT YIELD REPRESENTS INCOME EARNED ON AN INVESTMENT IN THE MONEY MARKET FUND FOR A SEVEN DAY PERIOD AND THEN ANNUALIZED.

EFFECTIVE YIELD IS CALCULATED SIMILARLY BUT COULD BE SLIGHTLY HIGHER BECAUSE IT REFLECTS THE COMPOUNDING EFFECT OF EARNINGS ON REINVESTED DIVIDENDS.

+ THE SEVEN DAY CURRENT YIELD, RATHER THAN THE TOTAL RETURN, MORE CLOSELY
  REFLECTS THE CURRENT EARNINGS OF THE MONEY MARKET FUND AT JUNE 30, 2005.




AN INVESTMENT IN THE MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.



* LIPPER PERFORMANCE COMPARISONS ARE BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE SIX-MONTH, ONE-YEAR, FIVE-YEAR, AND TEN-YEAR PERIODS INDICATED IN THE MONEY MARKET PEER GROUP CONSISTING OF 107, 106, 88, AND 68 UNDERLYING ANNUITY FUNDS, RESPECTIVELY.

    SEE NOTES TO PERFORMANCE ON PAGE 6 FOR FURTHER INFORMATION, INCLUDING AN EXPLANATION OF LIPPER PEER CATEGORIES.

    PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES.

MONEY MARKET FUND

Schedule of Investments                                June 30, 2005 (unaudited)
--------------------------------------------------------------------------------
                                MONEY MARKET FUND
--------------------------------------------------------------------------------

Portfolio Composition based on a Market Value of $271,564
(in thousands) as of June 30, 2005


[Pie chart omitted -- plot points are as follows:]

Commercial Paper                29.1%
Corporate Notes                 20.4%
Certificates of Deposit         18.5%
Repurchase Agreements           18.1%
U.S. Governments                 9.1%
Bank Notes                       4.7%
Time Deposit                     0.1%

--------------------------------------------------------------------------------
                                   PRINCIPAL     AMORTIZED
                                      AMOUNT          COST
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 99.8%
--------------------------------------------------------------------------------

U.S. GOVERNMENTS -- 9.1%

Federal Home Loan Mortgage Corp.
   3.80%    07/12/06             $11,380,000   $11,380,000
Federal National Mortgage Assoc.
   7.00%    07/15/05              13,390,000    13,413,278
                                                24,793,278

COMMERCIAL PAPER -- 29.0%

AIG Funding Inc.
   3.08%    07/08/05              12,770,000    12,762,352
Citigroup Funding
   3.10%    07/01/05              11,260,000    11,260,000
Credit Suisse First Boston
   3.03%    07/11/05              11,680,000    11,670,169
Jupiter Securitization Corp.
   3.07%    07/06/05               6,810,000     6,807,096
Rabobank USA Financial Corp.
   3.35%    11/10/05              12,730,000    12,573,867
Sheffield Receivables Corp.
   3.18%    07/15/05               9,390,000     9,378,406
   3.19%    07/15/05               1,870,000     1,867,680
Windmill Funding Corp.
   3.10%    07/20/05              12,740,000    12,719,156
                                                79,038,726

--------------------------------------------------------------------------------
                                   PRINCIPAL     AMORTIZED
                                      AMOUNT          COST
--------------------------------------------------------------------------------

REPURCHASE AGREEMENTS -- 18.0%

Bank of America Corp.
   3.35% date 06/30/05, to be
   repurchased at $12,001,117
   on 07/01/05 collateralized by
   $12,240,449 U.S. Government
   Agency Bond, 3.8%,
   maturing 12/27/06   07/01/05  $12,000,000   $12,000,000
Barclays
   3.37% date 06/30/05, to be
   repurchased at $13,001,217
   on 07/01/05 collateralized by
   $13,260,000 U.S. Government
   Agency Bonds, Zero
   Coupons, maturing
   05/15/16-08/15/16   07/01/05   13,000,000    13,000,000
Morgan Stanley
   3.35% date 06/30/05, to be
   repurchased at $11,061,029
   on 07/01/05 collateralized by
   $11,281,791 U.S. Government
   Agency Bond, 4.65%,
   maturing 06/13/12   07/01/05   11,060,000    11,060,000
UBS
   3.40% date 06/30/05, to be
   repurchased at $13,001,228
   on 07/01/05 collateralized by
   $13,260,373 U.S. Government
   Agency Bond, 5.75%,
   maturing 01/15/12   07/01/05   13,000,000    13,000,000
                                                49,060,000

BANK NOTES -- 4.7%

Bank of America N A Charlotte NC
   3.20%    08/22/05              12,790,000    12,790,000

CORPORATE NOTES -- 20.4%

American Express Credit Corp.
   3.23%    07/05/05               6,940,000     6,946,890(b)
Barclays Bank PLC
   3.21%    06/21/06              12,430,000    12,428,612(b)
Goldman Sachs Group Inc
   3.06%    05/24/06              12,490,000    12,490,000(b)
HSBC Finance Corp.
   3.49%    06/22/06              12,430,000    12,440,600(b)
Morgan Stanley
   3.13%    07/05/05              11,130,000    11,130,000(b)
                                                55,436,102

TIME DEPOSIT -- 0.1%

State Street Corp.
   3.19%    07/01/05                 145,414       145,414(a)


See Notes to Schedule of Investments on page 6 and Notes to Financial
Statements.

MONEY MARKET FUND

Schedule of Investments                                June 30, 2005 (unaudited)
--------------------------------------------------------------------------------
                                   PRINCIPAL     AMORTIZED
                                      AMOUNT          COST
--------------------------------------------------------------------------------

CERTIFICATES OF DEPOSIT -- 18.5%

Abbey National Treasury
   3.11%    07/18/05             $12,630,000  $ 12,630,000
BNP Paribas
   3.18%    08/09/05              12,770,000    12,770,000
Canadian Imperial
   3.05%    07/01/05              12,040,000    12,040,000
Dexia Bank Belgium
   3.06%    07/05/05              12,860,000    12,860,000
                                                50,300,000

TOTAL SHORT-TERM INVESTMENTS
   (COST $271,563,520)                         271,563,520


OTHER ASSETS AND LIABILITIES,
   NET -- 0.2%                                     552,719
                                              ------------

NET ASSETS -- 100.0%                          $272,116,239
                                              ============


See Notes to Schedule of Investments on page 6 and Notes to Financial
Statements.

Notes to Performance                                   June 30, 2005 (unaudited)
--------------------------------------------------------------------------------


Total returns take into account changes in share price and assume reinvestment of dividends and capital gains distributions, if any. Investment returns and net asset value on an investment will fluctuate and you may have a gain or loss when you sell your shares. Periods less than one year are not annualized.

Current performance may be lower or higher than that shown. You may call toll-free (800) 242-0134 for performance information as of the most recent month end.

Certain fees and Fund expenses have been waived and/or borne by the Fund's prior investment advisers. In addition, GE Asset Management waived certain fees for the Money Market Fund prior to fiscal 2002. Had these fees and expenses not been waived, the returns (and/or yields) would have been lower.

Shares of the Fund are neither insured nor guaranteed by the U.S. Government, and their prices will fluctuate with market conditions.

The 90 Day T-Bill is an unmanaged measure/index of the performance of U.S. Treasury bills currently available in the marketplace having a remaining maturity of 90 days.

The peer universe of the underlying annuity funds used in our peer ranking calculation is based on the blend of Lipper peer categories, as shown. Lipper is an independent mutual fund rating service. A Fund's performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to the Fund's. Such comparisons or rankings are made on the basis of several factors, including the Fund's objectives and policies, management style and strategy, and portfolio composition, and may change over time if any of those factors change. Lipper is an independent mutual fund rating service.


Notes to Schedule of Investments
--------------------------------------------------------------------------------


The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities cited may not represent current or future holdings and should not be considered as a recommendation to purchase or sell a particular security. See the prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.

(a) State Street Corp. is the parent company of State Street Bank & Trust Co., the Fund's custodian and accounting agent.

(b) Variable or floating rate security. The stated rate represents the rate at June 30, 2005.

+   Percentages are based on net assets as of June 30, 2005.

Financial Highlights
Selected data based on a share outstanding throughout the periods indicated
--------------------------------------------------------------------------------


MONEY MARKET FUND
                                                6/30/05+       12/31/04      12/31/03      12/31/02     12/31/01      12/31/00
------------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE ................................       --             --            --            --           --        7/1/85
Net asset value, beginning of period ..........     1.00           1.00         $1.00         $1.00        $1.00         $1.00
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income ......................     0.01           0.01          0.01          0.01         0.04          0.06
   Net realized and unrealized
      gains on investments ....................       --             --          0.00(b)       0.00(b)      0.00(b)       0.00(b)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME FROM INVESTMENT OPERATIONS .......     0.01           0.01          0.01          0.01         0.04          0.06
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income ......................     0.01           0.01          0.01          0.01         0.04          0.06
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ...........................     0.01           0.01          0.01          0.01         0.04          0.06
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ................    $1.00          $1.00         $1.00         $1.00        $1.00         $1.00
====================================================================================================================================
TOTAL RETURN (A) ..............................    1.11%          0.95%         0.78%         1.48%        3.99%         6.24%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands) ... $272,116       $278,703      $392,533      $685,353     $712,156      $499,561
   Ratios to average net assets:
      Net investment income* ..................    2.23%          0.92%         0.80%         1.46%        3.80%         6.01%
      Net expenses* ...........................    0.50%          0.47%         0.43%         0.40%        0.34%         0.32%
      Gross expenses* .........................    0.50%          0.47%         0.43%         0.40%        0.42%         0.45%


NOTES TO FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


(a) Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains. Had the adviser not absorbed a portion of expenses, total returns would have been lower.

(b) Less than $0.01 per share.

*   Annualized for periods less than one year.

+   Unaudited

See Notes to Financial Statements.

Statement of Assets
and Liabilities JUNE 30, 2005 (UNAUDITED)

                                                                                                               MONEY
                                                                                                               MARKET
                                                                                                                FUND
---------------------------------------------------------------------------------------------------------------------------
ASSETS
   Short-term Investments (at amortized cost) .......................................................      $271,563,520
   Income receivables ...............................................................................           785,442
---------------------------------------------------------------------------------------------------------------------------
       TOTAL ASSETS .................................................................................       272,348,962
---------------------------------------------------------------------------------------------------------------------------
LIABILITIES
   Payable for fund shares redeemed .................................................................           114,997
   Payable to GEAM ..................................................................................           117,726
---------------------------------------------------------------------------------------------------------------------------
       TOTAL LIABILITIES ............................................................................           232,723
---------------------------------------------------------------------------------------------------------------------------
NET ASSETS ..........................................................................................      $272,116,239
===========================================================================================================================
NET ASSETS CONSIST OF:
   Capital paid in ..................................................................................       272,170,384
   Undistributed net investment income ..............................................................             9,724
   Accumulated net realized loss ....................................................................           (63,869)
---------------------------------------------------------------------------------------------------------------------------
NET ASSETS ..........................................................................................      $272,116,239
===========================================================================================================================
Shares outstanding ($0.01 par value; unlimited shares authorized) ...................................       272,169,401
Net asset value per share ...........................................................................             $1.00


See Notes to Financial Statements.

Statement of Operations
FOR THE SIX MONTHS ENDED JUNE 30, 2005 (UNAUDITED)

                                                                                              MONEY
                                                                                              MARKET
                                                                                               FUND
------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
    INCOME:
      Interest ..........................................................................   $3,994,028
------------------------------------------------------------------------------------------------------------
    TOTAL INCOME ........................................................................    3,994,028
------------------------------------------------------------------------------------------------------------
    EXPENSES:
      Advisory and administrative fees ..................................................      662,687
      Custody and accounting expenses ...................................................       18,440
      Professional fees .................................................................       29,662
      Transfer agent ....................................................................          105
      Trustee's fees ....................................................................        1,405
      Registration expenses .............................................................        1,046
      Other expenses ....................................................................       12,122
------------------------------------------------------------------------------------------------------------
    TOTAL EXPENSES ......................................................................      725,467
------------------------------------------------------------------------------------------------------------
    NET INVESTMENT INCOME (LOSS) ........................................................    3,268,561
------------------------------------------------------------------------------------------------------------
    NET INCREASE IN NET ASSETS RESULTING
      FROM OPERATIONS ...................................................................   $3,268,561
------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

Statements of
Changes in Net Assets

                                                                                                           MONEY
                                                                                                          MARKET
                                                                                                           FUND
---------------------------------------------------------------------------------------------------------------------------
                                                                                            SIX MONTHS ENDED    YEAR ENDED
                                                                                              JUNE 30, 2005    DECEMBER 31,
                                                                                               (UNAUDITED)         2004
---------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investments income ............................................................    $   3,268,561    $   3,285,144
---------------------------------------------------------------------------------------------------------------------------
     Net increase from operations ......................................................        3,268,561        3,285,144
---------------------------------------------------------------------------------------------------------------------------
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income .............................................................       (3,268,561)      (3,285,144)
---------------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS .................................................................       (3,268,561)      (3,285,144)
---------------------------------------------------------------------------------------------------------------------------
   Increase (decrease) in net assets from operations and distributions .................               --               --
---------------------------------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
     Proceeds from sale of shares ......................................................      110,034,636      231,281,670
     Value of distributions reinvested .................................................        3,242,019        3,304,813
     Cost of shares redeemed ...........................................................     (119,863,730)    (348,415,986)
---------------------------------------------------------------------------------------------------------------------------
     Net decrease from share  transactions .............................................       (6,587,075)    (113,829,503)
---------------------------------------------------------------------------------------------------------------------------
   TOTAL DECREASE IN NET ASSETS ........................................................       (6,587,075)    (113,829,503)
---------------------------------------------------------------------------------------------------------------------------
NET ASSETS
   Beginning of period .................................................................      278,703,314      392,532,817
---------------------------------------------------------------------------------------------------------------------------
    End of period ......................................................................    $ 272,116,239    $ 278,703,314
===========================================================================================================================
UNDISTRIBUTED NET INVESTMENT  INCOME, END OF PERIOD ....................................           $9,724           $9,724
---------------------------------------------------------------------------------------------------------------------------
CHANGES IN PORTFOLIO SHARES
     Shares sold .......................................................................      110,034,636      231,281,670
     Issued for distributions reinvested ...............................................        3,242,019        3,304,813
     Shares redeemed ...................................................................     (119,863,730)    (348,415,986)
---------------------------------------------------------------------------------------------------------------------------
Net decrease in fund shares ............................................................       (6,587,075)    (113,829,503)
===========================================================================================================================


See Notes to Financial Statements.

Notes to Financial Statements                          June 30, 2005 (unaudited)
--------------------------------------------------------------------------------


1.   ORGANIZATION OF THE COMPANY

GE Investments Funds, Inc. (the "Company") was incorporated under the laws of the Commonwealth of Virginia on May 14, 1984 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Company is comprised of fourteen investment portfolios (collectively the "Funds"), although only the following twelve are currently being offered: U.S. Equity Fund, S&P 500 Index Fund, Premier Growth Equity Fund, Value Equity Fund, Mid-Cap Equity Fund, Small-Cap Value Equity Fund, International Equity Fund, Total Return Fund, Global Income Fund, Income Fund, Money Market Fund (the "Fund") and Real Estate Securities Fund.

Shares of the Company are offered only to insurance company separate accounts that fund certain variable life insurance contracts and variable annuity contracts. These insurance companies may include insurance companies affiliated with GE Asset Management Incorporated ("GEAM"), the investment adviser and administrator of each of the Funds.

As of June 30, 2005, GE Life and Annuity Assurance Company ("GE Life") and General Electric Capital Assurance Company, each an affiliated insurance company, controlled the Funds by ownership, through separate accounts, of virtually all of the Funds' shares of beneficial interest.


2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions at the date of the financial statements. Actual results may differ from those estimates.

The following summarizes the significant accounting policies of the Company:

SECURITY VALUATION AND TRANSACTIONS SECURITIES for which exchange quotations are readily available are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price. Securities listed on the NASDAQ will be valued at the NASDAQ's official close price. Certain fixed income securities are valued by a dealer or by a pricing service based upon a matrix system, which considers market transactions as well as dealer supplied valuations. Short-term investments maturing within sixty days are valued at amortized cost. If quotations are not readily available for a portfolio security, or if it is believed that a quotation or other market price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Fund's Board of Directors that are designed to establish its "fair value". These procedures require that the fair value of a security be established by the valuation committee. The fair value committee follows different protocols for different types of investments and circumstances.

Foreign securities may be valued with the assistance of an independent fair value pricing service in circumstances where it is believed that they have been or would be materially affected by events occurring after the close of the portfolio security's primary market and before the close of regular trading on the NYSE. This independent fair value pricing service uses a computerized system to appraise affected securities and portfolios taking into consideration various factors and the fair value of such securities may be something other than the last available quotation or other market price. GE Asset Management may also separately monitor portfolio securities and, consistent with the Fund's fair value procedures, apply a different value to a portfolio security than would be applied had it been priced using market quotations or by an independent fair value pricing service.

Determining the fair value of securities involves the application of both subjective and objective considerations. Security values may differ depending on the methodology used to determine their values, and may differ from the last quoted sale or closing price. No assurance can be given that use of these fair value procedures will always better represent the price at which a Fund could sell the affected portfolio security.

In accordance with Rule 2a-7 of the 1940 Act, GE Money Market Fund values securities initially at cost and, thereafter, securities are assumed to have a constant amortization to maturity of any discount or premium. Amortized cost approximates fair value.

Security transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

REPURCHASE AGREEMENTS The Fund may enter into repurchase agreements. The Fund's or a third party custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the

Notes to Financial Statements                          June 30, 2005 (unaudited)
--------------------------------------------------------------------------------


Fund. The Fund values the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to 102% of the repurchase price. In the event the seller defaults and the value of the security declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

SECURITY LENDING The Fund may loan securities to brokers, dealers, and financial institutions determined by GEAM to be creditworthy, subject to certain limitations. The Fund continues to receive the interest and dividends on the loaned securities during the term of the loan. The loans of securities are secured by collateral in the form of cash or other liquid assets, which are segregated and maintained with the custodian in an amount at least equal to 102% of the current market value of the loaned securities. During the term of the loan, the Fund will record any gain or loss in the market value of its loaned securities and of securities in which cash collateral is invested. The Fund will also earn interest, net of any rebate, from securities in which cash collateral is invested. In the event the counterparty (borrower) does not meet its contracted obligation to return the securities, the Fund may be exposed to the risk of loss of reacquiring the loaned securities at prevailing market prices using the proceeds of the sale of the collateral.

FOREIGN CURRENCY Accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period. Such fluctuations are included in the net realized or unrealized gain or loss from investments. Net realized gains or losses on foreign currency transactions represent net gains or losses on sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income and withholding taxes accrued and the U.S. dollar amount actually received or paid, and gains or losses between the trade and settlement date on purchases and sales of securities. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases or decreases in unrealized appreciation/depreciation on foreign currency related transactions.

INVESTMENTS IN FOREIGN MARKETS Investments in foreign markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, tariffs and taxes, subject to delays in settlements, and their prices may be more volatile.

The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based upon net investment income, net realized gains and net unrealized appreciation as income and/or capital gains are earned.

INCOME TAXES The Fund intends to comply with all sections of the Internal Revenue Code applicable to regulated investment companies including the distribution of substantially all of their taxable net investment income and net realized capital gains to their shareholders. Therefore, no provision for federal income tax has been made. The Fund is treated as a separate taxpayer for federal income tax purposes.

At June 30, 2005, information on the tax cost of investments is as follows:

                                                                                                   Net Tax
                                                                                                 Unrealized
                   Cost of                  Gross Tax                  Gross Tax                Appreciation/
               Investments for             Unrealized                 Unrealized               (Depreciation)
                Tax Purposes              Appreciation               Depreciation              on Investments
---------------------------------------------------------------------------------------------------------------------------
                $271,563,520                $  --                       $  --                       $  --

Notes to Financial Statements                          June 30, 2005 (unaudited)
--------------------------------------------------------------------------------


As of December 31, 2004, the Fund has the capital loss carryover as indicated below. The capital loss carryover is available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income.

                  Amount               Expires
--------------------------------------------------------------------------------

                 $63,869               12/31/10

Any net capital and currency losses incurred after October 31, within the Fund's tax year, are deemed to arise on the first day of the Fund's next tax year if the Fund so elects to defer such losses.

The Fund had no losses incurred after October 31, 2004.

The tax composition of distributions paid (other than return of capital distributions for the year) during the year ended December 31, 2004 was as follows:

                            Long-Term
           Ordinary          Capital
            Income             Gains          Total
--------------------------------------------------------------------------------

          $3,285,144         $  --          $3,285,144

DISTRIBUTIONS TO SHAREHOLDERS The Fund declares net investment income dividends daily and pays them monthly. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

INVESTMENT INCOME Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions, which are recorded as soon after ex-dividend date as such information becomes available. Interest income is recorded on the accrual basis. All discounts and premiums on taxable bonds are accreted to call or maturity date, whichever is shorter, using the effective yield method.

EXPENSES Expenses of the Company which are directly identifiable to one of the Funds are allocated to that portfolio. Expenses which are not directly identifiable to one of the Funds are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expenses and relative sizes of the Funds. All expenses of the Fund are paid by GEAM and reimbursed by the Fund.


3.   LINE OF CREDIT

Effective December 15, 2004, and expiring December 14, 2005, the Company shares a revolving credit facility of up to $25 million with a number of its affiliates. The credit facility is with its custodian bank, State Street Bank and Trust Company. The revolving credit facility requires the payment of a commitment fee equal to 0.09% per annum on the daily unused portion of the credit facility, payable quarterly. The portion borne by the Funds generally is borne proportionally based upon net assets. Generally, borrowings under the credit facility would accrue interest at the Federal Funds Rate plus 50 basis points and is borne by each of the borrowing Funds. The maximum amount allowed to be borrowed by any one of the Funds is the lesser of its prospectus limitation, 20% of its net assets, or $25 million. The credit facility was not utilized by the Company during the period ended June 30, 2005.


4.   AMOUNTS PAID TO AFFILIATES

ADVISORY AND ADMINISTRATION FEES GEAM, a registered investment adviser, was retained by the Company's Board of Directors effective May 1, 1997 to act as investment adviser and administrator of the Fund. Compensation of GEAM for investment advisory and administrative services is paid monthly based on the average daily net assets of the Fund. The advisory and administrative fee is stated in the following schedule:

                                Annualized based on
                              average daily net assets
                   ----------------------------------------------
                            Average Daily     Advisory and
                             Net Assets      Administration
                               of Fund            Fees
--------------------------------------------------------------------------------
Money Market Fund        First $100 million       .50%
                          Next $100 million       .45%
                          Next $100 million       .40%
                          Next $100 million       .35%
                          Over $400 million       .30%

Effective January 1, 2002, GECIS (General Electric Capital International Services) began performing certain accounting and certain administration services previously provided by an unaffiliated service provider. For the period ending June 30, 2005, $3,747 was charged to the Fund. Administrative services not performed by GEAM or GECIS were provided by an unaffiliated service provider

Notes to Financial Statements                          June 30, 2005 (unaudited)
--------------------------------------------------------------------------------


ADVISORY AND ADMINISTRATIVE AGREEMENT RENEWAL

The Board of Directors, including the independent directors, of the GE Investments Funds, Inc. unanimously approved the continuance of the investment advisory agreement between each Fund and GE Asset Management Incorporated ("GEAM") at a meeting held on December 3, 2004.

In considering whether to approve the investment advisory agreement of the Fund, the Board (including the independent directors) considered and discussed a substantial amount of information and analysis prepared by GEAM at the Board's request. The Board also considered detailed information regarding performance and expenses of other investment companies with similar investment objectives and sizes, which was prepared by an independent third party provider, Lipper Inc. The Board reviewed the fees charged by GEAM for investment products other than mutual funds that employ the same investment strategies as the Fund. Before approving the Funds' advisory agreement, the independent directors reviewed the proposed continuance of the agreement with management of GEAM and with experienced legal counsel who is independent of GEAM and the GE Investments Funds, Inc. That legal counsel prepared a memorandum discussing the legal standards for the consideration of the proposed continuances. The independent directors also discussed the proposed continuances in a private session with their independent legal counsel at which no representative of GEAM was present. In determining to continue the agreement with respect to the Fund, the directors considered all factors they believed relevant, including the factors discussed below.

In their deliberations, the directors did not identify any particular information that was all-important or controlling, and each director attributed different weights to the various factors.


NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY THE MANAGER

The Board reviewed the services provided by GEAM and the independent directors concurred that GEAM provides high quality advisory and administrative services because of the level of research, analysis, investment discipline and other services, such as securities trading, provided to the Fund. The independent directors specifically considered the favorable attributes of GEAM, including an investment philosophy oriented toward long-term performance, the processes used for selecting investments, selecting brokers and for compliance activities, and the quality of the investment professionals employed by GEAM. The Board noted that the Fund represents only a small portion of the overall assets managed by GEAM, but the Fund benefits from a full array of services and resources provided by GEAM.


INVESTMENT PERFORMANCE

The Board reviewed detailed performance information for the Fund for various periods, which it also monitors as part of its regular quarterly Board meetings. The Board also reviewed detailed comparisons of the performance of the Fund with relevant securities indexes and various peer groups of mutual funds prepared by Lipper with respect to various periods. GEAM discussed in detail its investment process, focusing on the Fund's investment objective, the number and experience of portfolio management personnel, the investment style and approach employed, the likely market cycles for the investment style, and recent performance in light of GEAM's commitment to long-term satisfactory performance with respect to the Fund's investment objective and investment approach. The Board and the independent directors concluded that the Fund's performance was acceptable over the relevant periods, particularly from a longer-term perspective, which the Board believes is most relevant.

COSTS OF SERVICES PROVIDED AND PROFITABILITY

At the request of the independent directors, GEAM provided information concerning the profitability of GEAM's investment advisory and investment company activities and its financial condition for various past periods. The directors considered the profit margin information for GEAM's investment company business as a whole, as well as GEAM's profitability data for the Fund. The directors reviewed GEAM's assumptions and the methods of cost allocation used by GEAM in preparing the profitability data. GEAM stated its belief that the methods of allocation used were reasonable and consistent across its business.

The directors also examined the fee and expense ratios for the Fund and observed that GEAM's figures were at or below the applicable peer group. The directors noted the additional services provided by GEAM to the Fund compared to other investment products managed by GEAM.

Notes to Financial Statements                          June 30, 2005 (unaudited)
--------------------------------------------------------------------------------


The directors recognized that GEAM should be entitled to earn a reasonable level of profits for the services it provides to the Fund and, based on their review, concluded that they were satisfied that GEAM's level of profitability from its relationship with the Fund was not unreasonable or excessive.


ECONOMIES OF SCALE

The Board considered the extent to which economies of scale would be realized as the Fund grows, and whether fee levels reflect these economies of scale for the benefit of Fund investors. The independent directors did not disagree with GEAM's assertion that the comparatively lower fees it has charged to the Fund since inception means that GEAM is already sharing the low-fee benefits of larger asset sizes compared to having charged higher fees on lower asset levels for the Fund when newer. The Board recognized the benefits to the Fund of GEAM's past investment in the Funds' operations (through those lower fees and through subsidies of operating expenses). The Board reviewed the applicable fee breakpoints and concluded that no changes were needed.


FALL-OUT FINANCIAL BENEFITS

The Board and the independent directors considered other actual and potential financial benefits to GEAM in concluding that the contractual advisory fees are reasonable for the Fund. An example of those benefits would be the soft dollars generated by portfolio transactions by the Fund. The Board noted, however, that the Fund benefits from the vast array of resources available through GEAM and that the Fund represents only a small portion of the overall assets managed by GEAM.


CONCLUSION

The Board and the independent directors separately concluded that the renewal of the advisory agreement was in the best interest of the shareholders of the Fund.

DIRECTORS' COMPENSATION The Fund pays no compensation to their directors who are officers or employees of GEAM or its affiliates. Directors who are not such officers or employees also serve in a similar capacity for other funds advised by GEAM. Compensation paid to unaffiliated directors are reflected on the Statement of Operations. These fees are allocated pro rata across all of the mutual fund platforms and share classes served by the directors, including the Fund, and are based upon the relative net assets of each fund within such platforms. (For additional information about directors compensation please refer to the Statement of Additional Information.)

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------


INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS:

The business and affairs of the Company are managed under the direction of the Company's Board of Directors. Information pertaining to the Directors and officers of the Company is set forth below.


INTERESTED DIRECTORS AND EXECUTIVE OFFICERS

--------------------------------------------------------------------------------
MICHAEL J. COSGROVE
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    56

POSITION(S) HELD WITH FUND Chairman of the Board and President

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 8 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Executive Vice President - Chief Commercial Officer of GEAM (formerly President, GE Asset Management Services division ("GEAMS") of GE Financial Assurance Holdings, Inc., an indirect wholly-owned subsidiary of General Electric Company ("GE")), since February 1997; Vice President, GE Capital Corporation, an indirect wholly-owned subsidiary of GE, since December 1999; Executive Vice President - Sales and Marketing of GEAM, a wholly-owned subsidiary of GE that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, since March 1993; Director of GEAM since 1988.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    49

OTHER DIRECTORSHIPS HELD BY DIRECTOR Chairman of the Board and President of GE Funds since 1993, and GE Institutional Funds and GE LifeStyle Funds since their inception; Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since 1988; Trustee of Fordham University since 2003 and Marymount College from 1994 through 2002.


--------------------------------------------------------------------------------
ALAN M. LEWIS
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    58

POSITION(S) HELD WITH FUND    Director and Executive Vice President

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 5 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS    Executive Vice President, General
Counsel and Secretary of GEAM since 1987

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    49

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee and Executive Vice President of GE Funds, GE Institutional Funds and GE LifeStyle Funds since their inception. Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since 1987.

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
ROBERT HERLIHY
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    38

POSITION(S) HELD WITH FUND    Treasurer

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 3 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Manager of Mutual Fund Operations at GEAM since March 2002; from August 1999 to March 2002, Mr. Herlihy was a manager in the Investment Company Services Group of PricewaterhouseCoopers LLP, New York; from September 1998 to August 1999 a Supervisor in the Investment Company Group at McGladrey & Pullen LLP (Acquired by PricewaterhouseCoopers LLP in August 1999); from June 1996 to September 1998 a Manager of Audit Services at Condon O'Meara McGinty & Donnelly LLP. Treasurer of GE Funds, GE Lifestyle Funds, GE Institutional Funds, Elfun Funds, and GE Savings & Security Funds since June 2002.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR    N/A


--------------------------------------------------------------------------------
MATTHEW J. SIMPSON
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    44

POSITION(S) HELD WITH FUND    Vice President and Secretary

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 8 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Senior Vice President and General Counsel - Marketing and Client Services (formerly Asset Management Services), at GEAM and Senior Vice President and General Counsel of GEAMS since February 1997; from October 1992 to February 1997, Vice President and Associate General Counsel of GEAM; Secretary of GE Funds since 1993 and Vice President since September 2003; Secretary of GE Institutional Funds and GE LifeStyle Funds since their inception and Vice President since September 2003; Assistant Secretary of Elfun Funds and GE Savings & Security Funds since 1998 and Vice President since October 2003.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR    N/A


--------------------------------------------------------------------------------
JEANNE M. LAPORTA
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    39

POSITION(S) HELD WITH FUND    Vice President and Assistant Secretary

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 1 year

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Vice President and Associate General Counsel - Marketing and Client Services (formerly Asset Management Services) at GEAM since May 1997; Vice President and Assistant Secretary of GE Funds, GE Institutional Funds and GE LifeStyle Funds since September 2003; Vice President and Assistant Secretary of Elfun Funds and GE Savings & Security Funds since October 2003.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR    N/A

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------


NON-INTERESTED DIRECTORS

--------------------------------------------------------------------------------
JOHN R. COSTANTINO
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    59

POSITION(S) HELD WITH FUND    Director

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 8 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS    Managing Director, Walden
Partners, Ltd., consultants and investors, since
August 1992.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    41

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds since 1993, GE Institutional Funds and GE LifeStyle Funds since their inception; Trustee of Fordham University since 2002 and Marymount College from 2001 through 2002; Neuroscience Research Institute since 1986; Diocesan Finance Counsel of the Dioceses of Brooklyn & Queens since 2001; Gregorian University Foundation since 1994.


--------------------------------------------------------------------------------
WILLIAM J. LUCAS
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    57

POSITION(S) HELD WITH FUND    Director

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 8 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Vice President and Treasurer of Fairfield University since 1983.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    41

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds since 1993, and GE Institutional Funds and GE LifeStyle Funds since their inception.


--------------------------------------------------------------------------------
ROBERT P. QUINN
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    69

POSITION(S) HELD WITH FUND    Director

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 8 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS    Retired since 1983 from Salomon
Brothers Inc.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    41

OTHER DIRECTORSHIPS HELD BY DIRECTOR GP Financial Corp, holding company; The Greenpoint Savings Bank, a financial institution. Trustee of GE Funds since 1993, and GE Institutional Funds and GE LifeStyle Funds since their inception.


--------------------------------------------------------------------------------
PROXY VOTING POLICIES AND PROCEDURES
You may request without charge a description of the Trust's policies and procedures for voting proxies related to the Funds' portfolio securities by calling 1-800-242-0134. You may also view a description of those policies and procedures on the Funds' website at http://www.gefunds.com or on the SEC's website at http://www.sec.gov.

Investment Team
--------------------------------------------------------------------------------


INVESTMENT ADVISER AND ADMINISTRATOR
GE Asset Management Incorporated

BOARD OF DIRECTORS
Michael J.Cosgrove, CHAIRMAN
John R. Costantino
Alan M. Lewis
William J. Lucas
Robert P. Quinn


SECRETARY
Matthew J. Simpson


TREASURER
Robert Herlihy

ASSISTANT TREASURER
Christopher M. Isaacs


DISTRIBUTOR
GE Investment Distributors, Inc.
Member NASD and SIPC


COUNSEL
Sutherland, Asbill & Brennan, LLP


CUSTODIAN
State Street Bank & Trust Company


INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
KPMG LLP

OFFICERS OF THE INVESTMENT ADVISER
John H. Myers, CHIEF EXECUTIVE OFFICER
David B. Carlson, EVP, DOMESTIC EQUITIES
Michael J. Cosgrove, EVP, CHIEF COMMERCIAL OFFICER
Kathryn Karlic, EVP, FIXED INCOME
Ralph R. Layman, EVP, INTERNATIONAL EQUITIES
Alan M. Lewis, EVP, GENERAL COUNSEL AND SECRETARY
Robert A. MacDougall, EVP, FIXED INCOME
Don W. Torey, EVP, ALTERNATIVE INVESTMENTS AND REAL ESTATE
John J. Walker, EVP, CHIEF FINANCIAL OFFICER

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



GE Investments Funds, Inc.

Real Estate Securities Fund



Semi-Annual Report

JUNE 30, 2005

[LOGO OMITTED]

GE Investments Funds, Inc.
Real Estate Securities Fund                                             Contents
--------------------------------------------------------------------------------

MANAGER REVIEW AND SCHEDULE OF INVESTMENTS ...............................   1

NOTES TO PERFORMANCE .....................................................   6

NOTES TO SCHEDULE OF INVESTMENTS .........................................   6

FINANCIAL STATEMENTS

     Financial Highlights ................................................   7

     Statement of Assets and Liabilities .................................   8

     Statement of Operations .............................................   9

     Statements of Changes in Net Assets .................................  10

     Notes to Financial Statements .......................................  11

ADDITIONAL INFORMATION ...................................................  17

INVESTMENT TEAM ..........................................................  20



This report is prepared for Policyholders of certain variable contracts and may be distributed to others only if preceded or accompanied by the variable contract's current prospectus and the current prospectus of the Funds available for investments thereunder.

Real Estate Securities Fund                                                  Q&A
--------------------------------------------------------------------------------


SENECA CAPITAL MANAGEMENT ("SENECA") IS THE SUB-ADVISER FOR THE REAL ESTATE SECURITIES FUND. SENECA IS A MAJORITY OWNED SUBSIDIARY OF PHOENIX INVESTMENT PARTNERS, LTD. ("PHOENIX"). PHOENIX IS A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC. ("PNX"). PNX IS A PUBLICLY-TRADED COMPANY LISTED ON THE NEW YORK STOCK EXCHANGE. SENECA IS AN INVESTMENT ADVISER THAT PROVIDES INVESTMENT MANAGEMENT SERVICES TO FOUNDATIONS, ENDOWMENTS, CORPORATIONS, MUTUAL FUNDS AND PRIVATE CLIENTS.

THE FOLLOWING PORTFOLIO MANAGERS HAVE PRIMARY RESPONSIBILITY FOR THE DAY-TO-DAY MANAGEMENT OF THE REAL ESTATE SECURITIES FUND: GAIL P. SENECA, PH.D., ALBERT J. GUTIERREZ, CFA, MICHAEL P. WHITE, MBA, AND WARREN H. GOODRICH, CFA. THE TEAM IS LED BY MR. GUTIERREZ WHO HAS ULTIMATE AUTHORITY WITH REGARD TO SECURITIES PURCHASED OR SOLD ON BEHALF OF THE FUND.

GAIL P. SENECA FOUNDED SENECA IN 1989, AND SERVES AS MANAGING PARTNER AND CHIEF INVESTMENT OFFICER OF THE FIRM. MS. SENECA HAS BEEN INVOLVED IN THE MANAGEMENT OF THE REAL ESTATE SECURITIES FUND SINCE 1995. HER BACKGROUND SPANS OVER TWENTY YEARS IN THE INVESTMENT MANAGEMENT BUSINESS, INCLUDING KEY INVESTMENT ROLES AT WELLS FARGO AND CHASE BANK. MS. SENECA ALSO SERVES AS CHAIRMAN OF THE BOARD AND CEO OF LUMINENT MORTGAGE CAPITAL, INC., A REAL ESTATE INVESTMENT TRUST THAT WAS FORMED IN APRIL 2003 AND IS ADVISED BY SENECA. MS. SENECA ATTENDED NEW YORK UNIVERSITY WHERE SHE EARNED A BA, AN MA AND A PH.D.

ALBERT J. GUTIERREZ IS CHIEF INVESTMENT OFFICER OF FIXED INCOME FOR SENECA AND HAS SERVED IN THAT CAPACITY SINCE APRIL 2002. PRIOR TO JOINING SENECA, MR. GUTIERREZ HEADED PORTFOLIO MANAGEMENT, TRADING AND INVESTMENT SYSTEMS AT AMERICAN GENERAL INVESTMENT MANAGEMENT FROM APRIL 2000 TO JANUARY 2002 AND HELD A SIMILAR ROLE AT CONSECO CAPITAL FOR TWELVE YEARS PRIOR TO THAT ASSIGNMENT. MR. GUTIERREZ ALSO SERVES AS PRESIDENT AND DIRECTOR OF LUMINENT MORTGAGE CAPITAL, INC. MR. GUTIERREZ HOLDS A DEGREE IN ECONOMICS FROM THE WHARTON SCHOOL, UNIVERSITY OF PENNSYLVANIA AND IS A CFA CHARTERHOLDER.

MICHAEL P. WHITE IS AN EQUITY ANALYST COVERING FINANCE AND INTEREST RATE SENSITIVE COMPANIES AS WELL AS HEALTHCARE COMPANIES, AND IS A PRINCIPAL FOR SENECA. MR. WHITE HAS SERVED AS AN EQUITY ANALYST SINCE FEBRUARY 1998. MR. WHITE EARNED AN MBA FROM THE UNIVERSITY OF SOUTHERN CALIFORNIA AND A BS FROM PURDUE UNIVERSITY.

WARREN H. GOODRICH IS A FIXED INCOME ANALYST COVERING INTEREST RATE SENSITIVE COMPANIES, INCLUDING HOUSING AND REAL ESTATE COMPANIES, ASSET BACKED SECURITIES AND DIVERSIFIED INDUSTRIALS. MR. GOODRICH HAS SERVED AS A FIXED INCOME ANALYST SINCE MARCH 2001. PRIOR TO JOINING SENECA IN FEBRUARY 2001, MR. GOODRICH WAS A RESEARCH ANALYST FOR BARCLAYS GLOBAL INVESTORS FROM OCTOBER 1999 TO FEBRUARY 2001. MR. GOODRICH EARNED A BA IN ECONOMICS FROM WAKE FOREST UNIVERSITY. MR. GOODRICH IS ALSO A CFA AND A MEMBER OF SECURITY ANALYSTS OF SAN FRANCISCO.


Q. HOW DID THE REAL ESTATE SECURITIES FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2005?

A. For the six-month period ended June 30, 2005, the Real Estate Securities Fund returned 4.76%. The DJ Wilshire RESI Index, the Fund's benchmark, returned 6.64% and the Fund's Lipper peer group of 40 Real Estate Funds returned an average of 5.72% for the same period.

Q. WHAT INVESTMENT STRATEGIES AND TECHNIQUES EMPLOYED BY THE FUND IMPACTED PERFORMANCE? WHICH PARTICULAR STOCKS/SECTORS SIGNIFICANTLY CONTRIBUTED TO FUND PERFORMANCE?

A. The Fund benefited from overweight positions in the lodging, industrial, and retail outlet sectors during the last six months. These benefits were more than offset by our underweight positions in the office and self-storage sectors. Stock selection in the apartment and strip mall sectors also detracted from performance. General Growth Properties and Simon Property Group were the biggest contributors to performance. Northstar Capital Investment Corp was the biggest detractor to performance, and is not included in the benchmark.

Real Estate Securities Fund                                                  Q&A
--------------------------------------------------------------------------------


Q.  WHAT EVENTS HAD A MAJOR IMPACT ON THE FINANCIAL MARKETS?

A. The REIT sector performed well over the last six months, despite a difficult first quarter. Improving fundamentals, industry consolidation, and the continuation of low interest rates have continued to benefit the sector. In January of this year, profit taking and uncertainty regarding the direction of interest rates negatively impacted the REIT sector, with most stocks falling regardless of company fundamentals. However, by April the sector began to strengthen and has since more than rebounded from the early year sell-off.

Q.  DID THE WEIGHTINGS/COUNTRY ALLOCATION OF THE FUND CHANGE? WHY?

A. Over the last six months, the Fund has increased its exposure to the office and industrial sectors. The outlook for improving rents and global trade supported this decision. The Fund modestly reduced the overweight in the lodging sector and also decreased the exposure to the local retail sector due to increased industry risk. In the second quarter, the Fund initiated a position in the self-storage sector due to the continued positive outlook in that area.

Q.  WHICH STOCKS/SECTORS HAVE PERFORMED WELL? WHICH HAVE NOT PERFORMED WELL?

A. Over the last six months, the office, regional mall, and self-storage sectors exhibited the strongest performance, up approximately 10%, 12%, and 13% respectively. Stabilizing office fundamentals and continued strong outlooks for the mall and storage sectors were the primary drivers. The hotel and industrial sectors underperformed the benchmark, with six month returns of 1% and 0% respectively. Periodic uncertainty regarding energy prices and the economy has negatively impacted both groups.

Real Estate Securities Fund
--------------------------------------------------------------------------------
                                              Understanding Your Fund's Expenses


As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended June 30, 2005.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses Paid During Period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.


JANUARY 1, 2005 - JUNE 30, 2005
---------------------------------------------------------------------------------------------------------------------------
                                     ACCOUNT VALUE AT                   ACCOUNT VALUE                     EXPENSES
                                     THE BEGINNING OF                   AT THE END OF                    PAID DURING
                                      THE PERIOD ($)                    THE PERIOD ($)                 THE PERIOD ($)*
---------------------------------------------------------------------------------------------------------------------------
Actual Fund Return**                     1,000.00                         1,047.59                           4.30
---------------------------------------------------------------------------------------------------------------------------
Hypothetical 5% Return
   (2.5% for the period)                 1,000.00                         1,020.17                           4.46
---------------------------------------------------------------------------------------------------------------------------

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.89% (FROM PERIOD JANUARY 1, 2005 - JUNE 30, 2005), MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 181/365 (TO REFLECT THE SIX-MONTH PERIOD).

**  ACTUAL FUND RETURN FOR SIX-MONTH PERIOD ENDED JUNE 30, 2005 WAS 4.76%.

Real Estate Securities Fund                                          (unaudited)
--------------------------------------------------------------------------------


CHANGE IN VALUE
OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

[Line chart omitted -- plot points are as follows:]

                    Real Estate Securities Fund   Wilshire RES Index
--------------------------------------------------------------------------------
06/01/95                    10,000                     10,000
12/01/95                    11,069                     10,850
12/01/96                    15,081                     14,851
12/01/97                    18,021                     17,791
12/01/98                    14,834                     14,691
12/01/99                    14,802                     14,222
12/01/00                    19,618                     18,563
12/01/01                    21,941                     20,480
12/01/02                    21,645                     21,010
12/01/03                    29,753                     28,800
12/01/04                    39,360                     38,845
06/01/05                    41,234                     41,424


AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED JUNE 30, 2005
--------------------------------------------------------------------------------
                               SIX       ONE     FIVE      TEN
                             MONTHS     YEAR     YEAR     YEAR
--------------------------------------------------------------------------------

Real Estate Securities Fund   4.76%    31.83%   19.09%   15.22%
--------------------------------------------------------------------------------
Wilshire RES Index            6.64%    34.32%   20.38%   15.27%
--------------------------------------------------------------------------------
Lipper peer group average*    5.72%    33.14%   19.53%   15.09%
--------------------------------------------------------------------------------
Inception date                 5/1/95
--------------------------------------------------------------------------------

Real Estate Securities Fund (ending value $41,234)
Wilshire RES Index (ending value $41,424)


INVESTMENT PROFILE

A fund designed for investors who seek maximum total return through current income and capital appreciation by investing at least 80% of its net assets in equity securities and debt securities of U.S. issuers that are principally engaged in or related to the real estate industry, including those that own significant real estate assets, under normal market conditions.


TOP TEN LARGEST HOLDINGS
AS OF JUNE 30, 2005
as a % of Market Value
--------------------------------------------------------------------------------
 General Growth Properties Inc.                          6.67%
--------------------------------------------------------------------------------
 Simon Property Group, Inc.                              5.92%
--------------------------------------------------------------------------------
 Boston Properties Inc.                                  5.03%
--------------------------------------------------------------------------------
 Prologis                                                4.78%
--------------------------------------------------------------------------------
 Vornado Realty Trust                                    4.71%
--------------------------------------------------------------------------------
 Equity Residential                                      4.39%
--------------------------------------------------------------------------------
 Trizec Properties Inc.                                  4.28%
--------------------------------------------------------------------------------
 AMB Property Corp.                                      4.21%
--------------------------------------------------------------------------------
 Archstone-Smith Trust                                   3.86%
--------------------------------------------------------------------------------
 Host Marriott Corp.                                     3.61%
--------------------------------------------------------------------------------


PORTFOLIO COMPOSITION
AS OF JUNE 30, 2005
as a % of Market Value
--------------------------------------------------------------------------------

Market Value of $145,634 (in thousands)

[Pie chart omitted -- plot points are as follows:]

Office/Industrial                                29.2%
Regional Mall                                    19.3%
Apartments                                       15.6%
Shopping Center                                  11.7%
Hotels, Restaurants & Leisure                    11.1%
Mortgage                                          3.7%
Diversified                                       3.2%
Consumer Non-Cyclical                             2.7%
Real Estate Related Operating Companies           2.3%
Diversified Financials                            1.0%
Short-Term                                        0.2%


* LIPPER PERFORMANCE COMPARISONS ARE BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE SIX-MONTH, ONE-YEAR, FIVE-YEAR, AND TEN-YEAR PERIODS INDICATED IN THE REAL ESTATE PEER GROUP CONSISTING OF 40, 39, 23, AND 6 UNDERLYING ANNUITY FUNDS, RESPECTIVELY.

    SEE NOTES TO PERFORMANCE ON PAGE 6 FOR FURTHER INFORMATION, INCLUDING AN EXPLANATION OF LIPPER PEER CATEGORIES.

    PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES.

REAL ESTATE SECURITIES FUND

Schedule of Investments                                June 30, 2005 (unaudited)
--------------------------------------------------------------------------------
                           REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES        VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 98.5%
--------------------------------------------------------------------------------

APARTMENTS -- 15.6%

Archstone-Smith Trust                145,437 $   5,616,777
AvalonBay Communities, Inc.           58,580     4,733,264
Equity Residential                   173,600     6,391,952
Essex Property Trust, Inc.            36,670     3,045,810
United Dominion Realty Trust, Inc.   123,020     2,958,631
                                                22,746,434

CONSUMER NON-CYCLICAL -- 2.6%

B&G Foods, Inc.                      262,080     3,836,851

DIVERSIFIED -- 3.2%

Duke Realty Corp.                    132,930     4,208,564
Northstar Capital Investment Corp.    30,000       126,600(a,b,e)
Northstar Capital Investment Corp.    75,000       316,500(a,b,e)
                                                 4,651,664

HOTELS, RESTAURANTS & LEISURE -- 11.1%

Host Marriott Corp.                  300,550     5,259,625
La Quinta Corp.                      325,010     3,032,343(a)
Marriott International, Inc.
   (Class A)                          47,010     3,207,022
Starwood Hotels & Resorts
   Worldwide Inc. (Class B)           80,110     4,692,043
                                                16,191,033

MORTGAGE -- 3.7%

Capital Trust Inc. (Class A)          70,040     2,340,036
RAIT Investment Trust                103,620     3,103,419
                                                 5,443,455

OFFICE/INDUSTRIAL -- 29.1%

AMB Property Corp.                   141,200     6,132,316
Boston Properties, Inc.              104,620     7,323,400
Equity Office Properties Trust       151,100     5,001,410
Prologis                             173,000     6,961,520
Public Storage, Inc.                  64,430     4,075,198
Trizec Properties, Inc.              302,670     6,225,922
Vornado Realty Trust                  85,230     6,852,492
                                                42,572,258

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES        VALUE
--------------------------------------------------------------------------------

REAL ESTATE RELATED OPERATING COMPANIES -- 2.3%

iStar Financial Inc.                  79,950 $   3,325,120

REGIONAL MALL -- 19.3%

General Growth Properties, Inc.      236,470     9,716,552
Macerich Co.                          62,210     4,171,181
Simon Property Group, Inc.           119,010     8,627,035
Tanger Factory Outlet Centrs         141,780     3,818,135
The Mills Corp.                       29,530     1,795,129
                                                28,128,032

SHOPPING CENTER -- 11.6%

Developers Diversified Realty Corp.   96,840     4,450,766
Equity One, Inc.                      95,130     2,159,451
Kimco Realty Corp.                    87,860     5,175,833
Regency Centers Corp.                 91,440     5,230,368
                                                17,016,418

TOTAL COMMON STOCK
   (COST $115,564,545)                         143,911,265

--------------------------------------------------------------------------------
PREFERRED STOCK -- 1.0%
--------------------------------------------------------------------------------

DIVERSIFIED FINANCIALS -- 1.0%

Accredited Mortgage Loan
   REIT Trust (Series A)
   (COST $1,341,706)                  53,090     1,402,638

TOTAL INVESTMENTS IN SECURITIES
   (COST $116,906,251)                         145,313,903

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 0.2%
--------------------------------------------------------------------------------

GEI Short Term Investment Fund
   3.20%                             320,414       320,414(c,d)
   (COST $320,414)

TOTAL INVESTMENTS
   (COST $117,226,665)                         145,634,317


OTHER ASSETS AND LIABILITIES,
   NET -- 0.3%                                     490,780
                                              ------------

NET ASSETS -- 100.0%                          $146,125,097
                                              ============


See Notes to Schedule of Investments on page 6 and Notes to Financial
Statements.

Notes to Performance                                   June 30, 2005 (unaudited)
--------------------------------------------------------------------------------

Total returns take into account changes in share price and assume reinvestment of dividends and capital gains distributions, if any. Investment returns and net asset value on an investment will fluctuate and you may have a gain or loss when you sell your shares. Periods less than one year are not annualized.

Current performance may be lower or higher than that shown. You may call toll-free (800) 242-0134 for performance information as of the most recent month end.

Certain fees and Fund expenses have been waived and/or borne by the Fund's prior investment advisers. Had these fees and expenses not been waived, the returns (and/or yields) would have been lower.

Shares of the Fund are neither insured nor guaranteed by the U.S. Government, and their prices will fluctuate with market conditions.

The Wilshire Real Estate Securities Index (Wilshire RES) is an unmanaged index and do not reflect the actual cost of investing in the instruments that comprise the index. The Wilshire RES Index is a market capitalization-weighted index comprised of publicly traded real estate securities, such as real estate investment trusts (REITs) and real estate operating companies (REOCs). The results shown for the foregoing index assume the reinvestment of net dividends or interest.

The peer universe of the underlying annuity funds used in our peer ranking calculation is based on the blend of Lipper peer categories, as shown. Lipper is an independent mutual fund rating service. A Fund's performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to the Fund's. Such comparisons or rankings are made on the basis of several factors, including the Fund's objectives and policies, management style and strategy, and portfolio composition, and may change over time if any of those factors change. Lipper is an independent mutual fund rating service.


Notes to Schedule of Investments
--------------------------------------------------------------------------------

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities cited may not represent current or future holdings and should not be considered as a recommendation to purchase or sell a particular security. See the prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.

(a) Non-income producing security.

(b) Pursuant to Rule 144A of the Securities Act of 1933, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2005, these securities amounted to $443,100 or 0.30% of net assets for the GE Investments Real Estate Securities Fund. These securities have been determined to be liquid using procedures established by the Board of Trustees.

(c) Coupon amount represents effective yield

(d) GEAM, the investment adviser of the Fund, also serves as investment adviser of the Trust.

(e) Fair Valued Securities.

+   Percentages are based on net assets as of June 30, 2005.

Abbreviations:

REIT     Real Estate Investment Trust

Financial Highlights
Selected data based on a share outstanding throughout the periods indicated
------------------------------------------------------------------------------------------------------------------------------------


REAL ESTATE SECURITIES FUND
                                                     6/30/05+     12/31/04      12/31/03     12/31/02     12/31/01      12/31/00
------------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                           --            --            --            --           --       5/1/95
Net asset value, beginning of period ............    $19.54        $16.78        $13.14        $14.78       $13.82       $10.87
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income ........................      0.33          0.65          0.50          0.80         0.64         0.56
   Net realized and unrealized
       gains/(losses) on investments ............      0.60          4.76          4.42        (1.01)         1.00         2.96
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME/(LOSS) FROM INVESTMENT
       OPERATIONS ...............................      0.93          5.41          4.92        (0.21)        1.64          3.52
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income ........................        --          0.52          0.41          0.66         0.53         0.52
   Net realized gains ...........................        --          2.13          0.87          0.77         0.15         0.05
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS .............................        --          2.65          1.28          1.43         0.68         0.57
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ..................    $20.47        $19.54        $16.78        $13.14       $14.78       $13.82
====================================================================================================================================
TOTAL RETURN (A) ................................     4.76%        32.29%        37.38%       (1.35)%       11.84%       32.54%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands) .....  $146,125      $146,221       $98,294       $70,164      $87,306      $73,799
   Ratios to average net assets:
      Net investment income* ....................     3.45%         4.15%         4.65%         4.81%        5.05%        5.62%
      Expenses* .................................     0.89%         0.90%         0.89%         0.89%        0.90%        0.92%
   Portfolio turnover rate ......................       16%           78%           52%           90%          49%          56%


NOTES TO FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(a) Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains. Had the adviser not absorbed a portion of expenses, total returns would have been lower.

*   Annualized for periods less than one year.

+   Unaudited


See Notes to Financial Statements.

Statement of Assets
and Liabilities JUNE 30, 2005 (UNAUDITED)
                                                                                                       REAL ESATE
                                                                                                       SECURITIES
                                                                                                          FUND
---------------------------------------------------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market (cost $116,906,251) .....................................     $145,313,903
   Short-term affiliated investments (at amortized cost) ........................................          320,414
   Income receivables ...........................................................................          658,381
   Receivable for fund shares sold ..............................................................           69,961
---------------------------------------------------------------------------------------------------------------------------
       TOTAL ASSETS .............................................................................      146,362,659
---------------------------------------------------------------------------------------------------------------------------
LIABILITIES
   Payable for fund shares redeemed .............................................................          132,677
   Payable to GEAM ..............................................................................          104,885
---------------------------------------------------------------------------------------------------------------------------
       TOTAL LIABILITIES ........................................................................          237,562
---------------------------------------------------------------------------------------------------------------------------
NET ASSETS ......................................................................................     $146,125,097
===========================================================================================================================
NET ASSETS CONSIST OF:
   Capital paid in ..............................................................................      108,470,627
   Undistributed net investment income ..........................................................        2,599,312
   Accumulated net realized gain ................................................................        6,647,506
   Net unrealized appreciation on:
       Investments ..............................................................................       28,407,652
---------------------------------------------------------------------------------------------------------------------------
NET ASSETS ......................................................................................     $146,125,097
===========================================================================================================================
Shares outstanding ($0.01 par value; unlimited shares authorized) ...............................        7,139,807
Net asset value per share .......................................................................           $20.47


See Notes to Financial Statements.

Statement of Operations
FOR THE SIX MONTHS ENDED JUNE 30, 2005 (UNAUDITED)

                                                                                              REAL ESATE
                                                                                              SECURITIES
                                                                                                 FUND
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
    INCOME:
      Dividend .........................................................................    $2,953,514
      Interest from affliated investments ..............................................        32,188
---------------------------------------------------------------------------------------------------------------------------
    TOTAL INCOME .......................................................................      2,985,702
---------------------------------------------------------------------------------------------------------------------------
    EXPENSES:
      Advisory and administrative fees .................................................       576,580
      Custody and accounting expenses ..................................................        14,163
      Professional fees ................................................................        11,169
      Transfer agent ...................................................................            86
      Trustee's fees ...................................................................         2,031
      Registration expenses ............................................................           444
      Other expenses ...................................................................         8,657
---------------------------------------------------------------------------------------------------------------------------
    TOTAL EXPENSES .....................................................................       613,130
---------------------------------------------------------------------------------------------------------------------------
    NET INVESTMENT INCOME ..............................................................      2,372,572
===========================================================================================================================
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
      REALIZED GAIN ON:
         Investments ...................................................................      3,810,713
      DECREASE IN UNREALIZED DEPRECIATION ON:
         Investments ...................................................................       (11,880)
---------------------------------------------------------------------------------------------------------------------------
      Net realized and unrealized gain
         on investments ................................................................      3,798,833
---------------------------------------------------------------------------------------------------------------------------
    NET INCREASE IN NET ASSETS RESULTING
      FROM OPERATIONS ..................................................................     $6,171,405
===========================================================================================================================



See Notes to Financial Statements.

Statements of
Changes in Net Assets
                                                                                                        REAL ESATE
                                                                                                        SECURITIES
                                                                                                           FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                                                           Six Months Ended     Year Ended
                                                                                             June 30, 2005     December 31,
                                                                                              (unaudited)          2004
------------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investments income .............................................................    $  2,372,572      $  3,152,526
     Net realized gain on investments, futures, written options,
       foreign currency transactions and swaps ..........................................       3,810,713        15,297,682
     Net increase (decrease) in unrealized appreciation/(depreciation)
       on investments, futures, written options, foreign
       currency translation .............................................................         (11,880)       14,766,874
------------------------------------------------------------------------------------------------------------------------------------
     Net increase from operations .......................................................       6,171,405        33,217,082
------------------------------------------------------------------------------------------------------------------------------------
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income ..............................................................              --        (3,391,797)
     Net realized gains .................................................................              --       (14,020,602)
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS ..................................................................              --       (17,412,399)
------------------------------------------------------------------------------------------------------------------------------------
   Increase in net assets from operations and distributions .............................       6,171,405        15,804,683
------------------------------------------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
     Proceeds from sale of shares .......................................................       7,492,523        29,780,694
     Value of distributions reinvested ..................................................              --        17,412,393
     Cost of shares redeemed ............................................................     (13,759,937)      (15,070,866)
------------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from share  transactions ...................................      (6,267,414)       32,122,221
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS ..............................................         (96,009)       47,926,904

NET ASSETS
   Beginning of period ..................................................................     146,221,106        98,294,202
------------------------------------------------------------------------------------------------------------------------------------
    End of period .......................................................................    $146,125,097      $146,221,106
------------------------------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED NET INVESTMENT INCOME, END OF PERIOD ......................................    $  2,599,312      $    226,740
====================================================================================================================================
CHANGES IN PORTFOLIO SHARES
     Shares sold ........................................................................         394,026         1,604,663
     Issued for distributions reinvested ................................................              --           894,319
     Shares redeemed ....................................................................        (737,520)         (874,623)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ..................................................        (343,494)        1,624,359
====================================================================================================================================


See Notes to Financial Statements.

Notes to Financial Statements                          June 30, 2005 (unaudited)
--------------------------------------------------------------------------------


1.   ORGANIZATION OF THE COMPANY

GE Investments Funds, Inc. (the "Company") was incorporated under the laws of the Commonwealth of Virginia on May 14, 1984 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Company is comprised of fourteen investment portfolios (collectively the "Funds"), although only the following twelve are currently being offered: U.S. Equity Fund, S&P 500 Index Fund, Premier Growth Equity Fund, Value Equity Fund, Mid-Cap Equity Fund, Small-Cap Value Equity Fund, International Equity Fund, Total Return Fund, Global Income Fund, Income Fund, Money Market Fund and Real Estate Securities Fund (the "Fund").

Shares of the Company are offered only to insurance company separate accounts that fund certain variable life insurance contracts and variable annuity contracts. These insurance companies may include insurance companies affiliated with GE Asset Management Incorporated ("GEAM"), the investment adviser and administrator of each of the Funds.

As of June 30, 2005, GE Life and Annuity Assurance Company ("GE Life") and General Electric Capital Assurance Company, each an affiliated insurance company, controlled the Funds by ownership, through separate accounts, of virtually all of the Funds' shares of beneficial interest.


2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions at the date of the financial statements. Actual results may differ from those estimates.

The following summarizes the significant accounting policies of the Company:

SECURITY VALUATION AND TRANSACTIONS Securities for which exchange quotations are readily available are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price. Securities listed on the NASDAQ will be valued at the NASDAQ's official close price. Certain fixed income securities are valued by a dealer or by a pricing service based upon a matrix system, which considers market transactions as well as dealer supplied valuations. Short-term investments maturing within sixty days are valued at amortized cost. If quotations are not readily available for a portfolio security, or if it is believed that a quotation or other market price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Fund's Board of Directors that are designed to establish its "fair value". These procedures require that the fair value of a security be established by the valuation committee. The fair value committee follows different protocols for different types of investments and circumstances.

Foreign securities may be valued with the assistance of an independent fair value pricing service in circumstances where it is believed that they have been or would be materially affected by events occurring after the close of the portfolio security's primary market and before the close of regular trading on the NYSE. This independent fair value pricing service uses a computerized system to appraise affected securities and portfolios taking into consideration various factors and the fair value of such securities may be something other than the last available quotation or other market price. GE Asset Management may also separately monitor portfolio securities and, consistent with the Fund's fair value procedures, apply a different value to a portfolio security than would be applied had it been priced using market quotations or by an independent fair value pricing service.

Determining the fair value of securities involves the application of both subjective and objective considerations. Security values may differ depending on the methodology used to determine their values, and may differ from the last quoted sale or closing price. No assurance can be given that use of these fair value procedures will always better represent the price at which a Fund could sell the affected portfolio security.

Security transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

REPURCHASE AGREEMENTS The Fund may enter into repurchase agreements. The Fund's or a third party custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Fund. The Fund values the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to 102% of the repurchase price. In the event the seller defaults and the

Notes to Financial Statements                          June 30, 2005 (unaudited)
--------------------------------------------------------------------------------


value of the security declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

SECURITY LENDING The Fund may loan securities to brokers, dealers, and financial institutions determined by GEAM to be creditworthy, subject to certain limitations. The Fund continues to receive the interest and dividends on the loaned securities during the term of the loan. The loans of securities are secured by collateral in the form of cash or other liquid assets, which are segregated and maintained with the custodian in an amount at least equal to 102% of the current market value of the loaned securities. During the term of the loan, the Fund will record any gain or loss in the market value of its loaned securities and of securities in which cash collateral is invested. The Fund will also earn interest, net of any rebate, from securities in which cash collateral is invested. In the event the counterparty (borrower) does not meet its contracted obligation to return the securities, the Fund may be exposed to the risk of loss of reacquiring the loaned securities at prevailing market prices using the proceeds of the sale of the collateral.

FOREIGN CURRENCY Accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period. Such fluctuations are included in the net realized or unrealized gain or loss from investments. Net realized gains or losses on foreign currency transactions represent net gains or losses on sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income and withholding taxes accrued and the U.S. dollar amount actually received or paid, and gains or losses between the trade and settlement date on purchases and sales of securities. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases or decreases in unrealized appreciation/depreciation on foreign currency related transactions.

FUTURES CONTRACTS The Fund may invest in interest rate, financial or stock or bond index futures contracts subject to certain limitations. The Fund may invest in futures contracts to manage its exposure to the stock and bond markets and fluctuations in currency values. Buying futures tends to increase the Fund's exposure to the underlying instrument while selling futures tends to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. The Fund will not enter into a transaction involving futures for speculative purposes. The Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the fair value of the underlying security. The Fund records an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Fund recognizes a realized gain or loss on the expiration or closing of a futures contract.

OPTIONS The Fund may purchase and write options, subject to certain limitations. The Fund may invest in options contracts to manage their exposure to the stock and bond markets and fluctuations in foreign currency values. Writing puts and buying calls tend to increase the Fund's exposure to the underlying instrument while buying puts and writing calls tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. The Fund will not enter into a transaction involving options for speculative purposes. The Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and

Notes to Financial Statements                          June 30, 2005 (unaudited)
--------------------------------------------------------------------------------


changes in the liquidity of the secondary market for the contracts. Options are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price.

When the Fund writes an option, the amount of the premium received is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase, as a realized loss. When an option is exercised, the proceeds from the sale of the underlying security or the cost basis of the securities purchased is adjusted by the original premium received or paid.

INVESTMENTS IN FOREIGN MARKETS Investments in foreign markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, tariffs and taxes, subject to delays in settlements, and their prices may be more volatile.

The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based upon net investment income, net realized gains and net unrealized appreciation as income and/or capital gains are earned.

INCOME TAXES The Fund intends to comply with all sections of the Internal Revenue Code applicable to regulated investment companies including the distribution of substantially all of their taxable net investment income and net realized capital gains to their shareholders. Therefore, no provision for federal income tax has been made. The Fund is treated as a separate taxpayer for federal income tax purposes.



At June 30, 2005, information on the tax cost of investments is as follows:

                                                                                                   Net Tax
                   Cost of                  Gross Tax                  Gross Tax                 Unrealized
               Investments for             Unrealized                 Unrealized                Appreciation
                Tax Purposes              Appreciation               Depreciation              on Investments
---------------------------------------------------------------------------------------------------------------------------
                $117,226,665              $29,870,798                $(1,463,147)                $28,407,652


As of December 31, 2004, the Fund has no capital loss carryover.

Any net capital and currency losses incurred after October 31, within the Fund's tax year, are deemed to arise on the first day of the Fund's next tax year if the Fund so elects to defer such losses.

The Fund has no losses incurred after October 31, 2004.

The tax composition of distributions paid (other than return of capital distributions for the year) during the year ended December 31, 2004 was as follows:

               Ordinary         Long-Term
                Income         Capital Gains         Total
--------------------------------------------------------------------------------
              $6,933,056         $10,479,343       $17,412,399

DISTRIBUTIONS TO SHAREHOLDERS The Fund declares and pays dividends from net investment income annually. The Fund declares and pays net realized capital gains in excess of capital loss carryforwards distributions annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include (but are not limited to) distributions from Real Estate Investment Trusts (REITS), and losses deferred due to wash sale transactions. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or the net

Notes to Financial Statements                          June 30, 2005 (unaudited)
--------------------------------------------------------------------------------


asset value of the Fund. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

INVESTMENT INCOME Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions, which are recorded as soon after ex-dividend date as such information becomes available. Interest income is recorded on the accrual basis. All discounts and premiums on taxable bonds are accreted to call or maturity date, whichever is shorter, using the effective yield method.

EXPENSES Expenses of the Company which are directly identifiable to one of the Funds are allocated to that portfolio. Expenses which are not directly identifiable to one of the Funds are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expenses and relative sizes of the Funds. All expenses of the Fund are paid by GEAM and reimbursed by the Fund.

3.   LINE OF CREDIT

Effective December 15, 2004, and expiring December 14, 2005, the Company shares a revolving credit facility of up to $25 million with a number of its affiliates. The credit facility is with its custodian bank, State Street Bank and Trust Company. The revolving credit facility requires the payment of a commitment fee equal to 0.09% per annum on the daily unused portion of the credit facility, payable quarterly. The portion borne by the Funds generally is borne proportionally based upon net assets. Generally, borrowings under the credit facility would accrue interest at the Federal Funds Rate plus 50 basis points and is borne by each of the borrowing Funds. The maximum amount allowed to be borrowed by any one of the Funds is the lesser of its prospectus limitation, 20% of its net assets, or $25 million. The credit facility was not utilized by the Company during the period ended June 30, 2005.

4.   AMOUNTS PAID TO AFFILIATES

ADVISORY AND ADMINISTRATION FEES GEAM, a registered investment adviser, was retained by the Company's Board of Directors effective May 1, 1997 to act as investment adviser and administrator of the Fund. Compensation of GEAM for investment advisory and administrative services is paid monthly based on the average daily net assets of the Fund. The advisory and administrative fee is stated in the following schedule:

                    Annualized based on
                  average daily net assets
--------------------------------------------------------------------------------
           Average Daily             Advisory and
            Net Assets              Administration
              of Fund                    Fees
--------------------------------------------------------------------------------
        First $100 million               .85%
         Next $100 million               .80%
         Over $200 million               .75%

Effective January 1, 2002, GECIS (General Electric Capital International Services) began performing certain accounting and certain administration services previously provided by an unaffiliated service provider. For the period ending June 30, 2005, $1,601 was charged to the Fund. Administrative services not performed by GEAM or GECIS were provided by an unaffiliated service provider.

ADVISORY AND ADMINISTRATIVE AGREEMENT RENEWAL
The Board of Directors, including the independent directors, of the GE Investments Funds, Inc. unanimously approved the continuance of the investment advisory agreement between each Fund and GE Asset Management Incorporated ("GEAM") at a meeting held on December 3, 2004. The Board, including the independent directors, also at that meeting unanimously approved the sub-advisory agreement between Seneca Capital Management, L.L.C. and GEAM on behalf of the Real Estate Securities Fund.

In considering whether to approve the investment advisory and sub-advisory agreement, the Board (including the independent directors) considered and discussed a substantial amount of information and analysis prepared by GEAM and the sub-adviser at the Board's request. The Board also considered detailed information regarding performance and expenses of other investment companies with similar investment objectives and sizes, which was prepared by an independent third party provider, Lipper Inc. The Board reviewed the fees charged by GEAM for investment products other than mutual funds that employ the same investment strategies as the Fund. Before approving the Funds' advisory agreement and the related sub-advisory agreement for the Real Estate Securities Fund, the independent directors reviewed the proposed continuance of the agreements with management of GEAM and with experienced legal counsel who is independent of GEAM and the GE Investments Funds, Inc. That legal counsel prepared a memorandum discussing the legal standards for the consideration of the proposed continuances. The

Notes to Financial Statements                          June 30, 2005 (unaudited)
--------------------------------------------------------------------------------


independent directors also discussed the proposed continuances in a private session with their independent legal counsel at which no representatives of GEAM or the sub-adviser were present. In reaching their determinations relating to continuance of the agreements with respect to the Fund, the directors considered all factors they believed relevant, including the factors discussed below.

In their deliberations, the directors did not identify any particular information that was all-important or controlling, and each director attributed different weights to the various factors.

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY
THE MANAGER

The Board reviewed the services provided by GEAM and the sub-adviser, and the independent directors concurred that GEAM and the sub-adviser provide high quality advisory and administrative services because of the level of research, analysis, investment discipline and other services, such as securities trading, provided to the Funds. The independent directors specifically considered the favorable attributes of GEAM, including an investment philosophy oriented toward long-term performance, the processes used for selecting investments, selecting brokers and for compliance activities, and the quality of the investment professionals employed by GEAM. The Board also recognized GEAM's responsibility for supervising the sub-adviser's services. The Board noted that the Fund represents only a small portion of the overall assets managed by GEAM, but the Funds benefit from a full array of services and resources provided by GEAM.

INVESTMENT PERFORMANCE

The Board reviewed detailed performance information for the Fund for various periods, which it also monitors as part of its regular quarterly Board meetings. The Board also reviewed detailed comparisons of the performance of the Funds with relevant securities indexes and various peer groups of mutual funds prepared by Lipper with respect to various periods. GEAM and, where relevant, representatives of the sub-adviser, discussed in detail their investment process, focusing on the Fund's investment objective, the number and experience of portfolio management personnel, the investment style and approach employed, the likely market cycles for the investment style, and recent performance in light of GEAM's commitment to long-term satisfactory performance with respect to the Fund's investment objective and investment approach. The Board and the independent directors concluded that the Fund's performance was acceptable over the relevant periods, particularly from a longer-term perspective, which the Board believes is most relevant.

COSTS OF SERVICES PROVIDED AND PROFITABILITY

At the request of the independent directors, GEAM provided information concerning the profitability of GEAM's investment advisory and investment company activities and its financial condition for various past periods. The directors considered the profit margin information for GEAM's investment company business as a whole, as well as GEAM's profitability data for the Fund. The directors reviewed GEAM's assumptions and the methods of cost allocation used by GEAM in preparing the profitability data. GEAM stated its belief that the methods of allocation used were reasonable and consistent across its business.

The directors also examined the fee and expense ratios for the Fund and observed that GEAM's figures were at or below the applicable peer group. The directors noted the additional services provided by GEAM to the Fund compared to other investment products managed by GEAM.

The directors reviewed comparative fee information for the sub-adviser, as well as an analysis of the profitability to the sub-adviser of the sub-advisory agreement, and did not find the sub-advisory fee to be excessive on the basis of this information.

The directors recognized that GEAM should be entitled to earn a reasonable level of profits for the services it provides to the Fund and, based on their review, concluded that they were satisfied that GEAM's level of profitability from its relationship with the Fund was not unreasonable or excessive.

ECONOMIES OF SCALE

The Board considered the extent to which economies of scale would be realized as the Fund grows, and whether fee levels reflect these economies of scale for the benefit of Fund investors. The independent directors did not disagree with GEAM's assertion that the comparatively lower fees it has charged to the Fund since inception means that GEAM is already sharing the low-fee benefits of larger asset sizes compared to having charged higher fees on lower asset levels for the Fund when newer. The Board recognized the benefits to the Fund of GEAM's past

Notes to Financial Statements                          June 30, 2005 (unaudited)
--------------------------------------------------------------------------------


investment in the Funds' operations (through those lower fees and through subsidies of operating expenses). The Board reviewed the applicable fee breakpoints and concluded that no changes were needed.

FALL-OUT FINANCIAL BENEFITS

The Board and the independent directors considered other actual and potential financial benefits to GEAM and the sub-adviser in concluding that the contractual advisory and sub-advisory fees are reasonable for the Fund. An example of those benefits would be the soft dollars generated by portfolio transactions by the Fund. The Board noted, however, that the Fund benefits from the vast array of resources available through GEAM and that the Fund represents only a small portion of the overall assets managed by GEAM.

CONCLUSION

The Board and the independent directors separately concluded that the renewal of each advisory and sub-advisory agreement was in the best interest of the shareholders of the Fund.

DIRECTORS' COMPENSATION The Fund pays no compensation to their directors who are officers or employees of GEAM or its affiliates. Directors who are not such officers or employees also serve in a similar capacity for other funds advised by GEAM. Compensation paid to unaffiliated directors are reflected on the Statement of Operations. These fees are allocated pro rata across all of the mutual fund platforms and share classes served by the directors, including the Fund, and are based upon the relative net assets of each fund within such platforms. (For additional information about directors compensation please refer to the Statement of Additional Information.)

5.   SUB-ADVISORY FEES

Pursuant to investment sub-advisory agreements with GEAM, Seneca Capital Management, L.L.C. ("Seneca") is the Sub-Adviser to the Real Estate Securities Fund. Seneca is responsible for the day-to-day portfolio management of the assets of the Fund, including the responsibility for making decisions to buy, sell or hold a particular security, under the general supervision of GEAM and the Board.

For their services, GEAM pays Seneca monthly sub-advisory fees which are calculated as a percentage of the average daily net assets of the Fund.

 6.  INVESTMENT TRANSACTIONS

PURCHASES AND SALES OF SECURITIES The cost of purchases and the proceeds from sales of investments, other than short-term securities and options, for the period ended June 30, 2005 were as follows:

                 Purchases               Sales
--------------------------------------------------------------------------------
                $23,774,260           $21,221,369

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------


INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS:

The business and affairs of the Company are managed under the direction of the Company's Board of Directors. Information pertaining to the Directors and officers of the Company is set forth below.


INTERESTED DIRECTORS AND EXECUTIVE OFFICERS

--------------------------------------------------------------------------------
MICHAEL J. COSGROVE
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    56

POSITION(S) HELD WITH FUND Chairman of the Board and President

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 8 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Executive Vice President - Chief Commercial Officer of GEAM (formerly President, GE Asset Management Services division ("GEAMS") of GE Financial Assurance Holdings, Inc., an indirect wholly-owned subsidiary of General Electric Company ("GE")), since February 1997; Vice President, GE Capital Corporation, an indirect wholly-owned subsidiary of GE, since December 1999; Executive Vice President - Sales and Marketing of GEAM, a wholly-owned subsidiary of GE that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, since March 1993; Director of GEAM since 1988.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    49

OTHER DIRECTORSHIPS HELD BY DIRECTOR Chairman of the Board and President of GE Funds since 1993, and GE Institutional Funds and GE LifeStyle Funds since their inception; Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since 1988; Trustee of Fordham University since 2003 and Marymount College from 1994 through 2002.


--------------------------------------------------------------------------------
ALAN M. LEWIS
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    58

POSITION(S) HELD WITH FUND    Director and Executive Vice President

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 5 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS    Executive Vice President, General
Counsel and Secretary of GEAM since 1987

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    49

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee and Executive Vice President of GE Funds, GE Institutional Funds and GE LifeStyle Funds since their inception. Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since 1987.

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
ROBERT HERLIHY
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    38

POSITION(S) HELD WITH FUND    Treasurer

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 3 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Manager of Mutual Fund Operations at GEAM since March 2002; from August 1999 to March 2002, Mr. Herlihy was a manager in the Investment Company Services Group of PricewaterhouseCoopers LLP, New York; from September 1998 to August 1999 a Supervisor in the Investment Company Group at McGladrey & Pullen LLP (Acquired by PricewaterhouseCoopers LLP in August 1999); from June 1996 to September 1998 a Manager of Audit Services at Condon O'Meara McGinty & Donnelly LLP. Treasurer of GE Funds, GE Lifestyle Funds, GE Institutional Funds, Elfun Funds, and GE Savings & Security Funds since June 2002.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR    N/A


--------------------------------------------------------------------------------
MATTHEW J. SIMPSON
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    44

POSITION(S) HELD WITH FUND    Vice President and Secretary

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 8 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Senior Vice President and General Counsel - Marketing and Client Services (formerly Asset Management Services), at GEAM and Senior Vice President and General Counsel of GEAMS since February 1997; from October 1992 to February 1997, Vice President and Associate General Counsel of GEAM; Secretary of GE Funds since 1993 and Vice President since September 2003; Secretary of GE Institutional Funds and GE LifeStyle Funds since their inception and Vice President since September 2003; Assistant Secretary of Elfun Funds and GE Savings & Security Funds since 1998 and Vice President since October 2003.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR    N/A


--------------------------------------------------------------------------------
JEANNE M. LAPORTA
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    39

POSITION(S) HELD WITH FUND    Vice President and Assistant Secretary

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 1 year

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Vice President and Associate General Counsel - Marketing and Client Services (formerly Asset Management Services) at GEAM since May 1997; Vice President and Assistant Secretary of GE Funds, GE Institutional Funds and GE LifeStyle Funds since September 2003; Vice President and Assistant Secretary of Elfun Funds and GE Savings & Security Funds since October 2003.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR    N/A


18

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Additional Information                                               (unaudited)
--------------------------------------------------------------------------------


NON-INTERESTED DIRECTORS

--------------------------------------------------------------------------------
JOHN R. COSTANTINO
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    59

POSITION(S) HELD WITH FUND    Director

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 8 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS    Managing Director, Walden
Partners, Ltd., consultants and investors, since August 1992.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    41

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds since 1993, GE Institutional Funds and GE LifeStyle Funds since their inception; Trustee of Fordham University since 2002 and Marymount College from 2001 through 2002; Neuroscience Research Institute since 1986; Diocesan Finance Counsel of the Dioceses of Brooklyn & Queens since 2001; Gregorian University Foundation since 1994.


--------------------------------------------------------------------------------
WILLIAM J. LUCAS
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905
AGE    57

POSITION(S) HELD WITH FUND    Director

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 8 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Vice President and Treasurer of Fairfield University since 1983.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    41

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds since 1993, and GE Institutional Funds and GE LifeStyle Funds since their inception.


--------------------------------------------------------------------------------
ROBERT P. QUINN
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    69

POSITION(S) HELD WITH FUND    Director

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 8 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS    Retired since 1983 from Salomon
Brothers Inc.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR    41

OTHER DIRECTORSHIPS HELD BY DIRECTOR GP Financial Corp, holding company; The Greenpoint Savings Bank, a financial institution. Trustee of GE Funds since 1993, and GE Institutional Funds and GE LifeStyle Funds since their inception.


--------------------------------------------------------------------------------
PROXY VOTING POLICIES AND PROCEDURES

You may request without charge a description of the Trust's policies and procedures for voting proxies related to the Funds' portfolio securities by calling 1-800-242-0134. You may also view a description of those policies and procedures on the Funds' website at http://www.gefunds.com or on the SEC's website at http://www.sec.gov.

                                                                              19

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Investment Team
--------------------------------------------------------------------------------


INVESTMENT ADVISER AND ADMINISTRATOR
GE Asset Management Incorporated


BOARD OF DIRECTORS
Michael J.Cosgrove, CHAIRMAN
John R. Costantino
Alan M. Lewis
William J. Lucas
Robert P. Quinn


SECRETARY
Matthew J. Simpson


TREASURER
Robert Herlihy


ASSISTANT TREASURER
Christopher M. Isaacs


DISTRIBUTOR
GE Investment Distributors, Inc.
Member NASD and SIPC


Counsel
Sutherland, Asbill & Brennan, LLP


Custodian
State Street Bank & Trust Company


Independent Registered Public
Accounting Firm
KPMG LLP


OFFICERS OF THE INVESTMENT ADVISER
John H. Myers, Chief Executive Officer
David B. Carlson, EVP, Domestic Equities
Michael J. Cosgrove, EVP, Chief Commercial Officer
Kathryn Karlic, EVP, Fixed Income
Ralph R. Layman, EVP, International Equities
Alan M. Lewis, EVP, General Counsel and Secretary
Robert A. MacDougall, EVP, Fixed Income
Don W. Torey, EVP, Alternative Investments and Real Estate
John J. Walker, EVP, Chief Financial Officer

20

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


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ITEM 2. CODE OF ETHICS.

		Applicable only to an annual filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

		Applicable only to an annual filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

		Applicable only to an annual filing.


ITEM 5. Audit Committee of Listed Registrants

         Applicable only to Closed-End Management Investment Companies.

ITEM 6. Schedule of Investments.

		Attached as part of ITEM 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         Applicable only to Closed-End Management Investment Companies.

ITEM 8. Purchases of Equity Securities by Closed-End Management
	Investment Company and Affiliated Purchasers.

	 Applicable only to Closed-End Management Investment Companies.

ITEM 9. Submission of Matters to a Vote of Security Holders.

	 No material changes.

ITEM 10. CONTROLS AND PROCEDURES.

The officers providing the certifications in this report in accordance with Rule 30a-3 under the Investment Company Act of 1940 have concluded, based on their evaluation of the registrant's disclosure controls and procedures (as such term is defined in such rule), that such controls and procedures are adequate and reasonably designed to achieve the purpose described in paragraph (c) of such rule.

There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their last evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.



ITEM 11.  EXHIBITS.

(a)   Not applicable.

(b) Attached hereto as Exhibit 1 and Exhibit 2 are the Certifications of Michael J. Cosgrove and Robert Herlihy as principal executive officer and principal financial officer, respectively, as required by Rule 30a-2 under the Investment Company Act of 1940.


                                  SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

GE INVESTMENTS FUNDS, INC

By:   /S/MICHAEL J. COSGROVE
      Michael J. Cosgrove
      Chairman, GE INVESTMENTS FUNDS, INC.

Date:  August 31, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By:   /S/MICHAEL J. COSGROVE
      Michael J. Cosgrove
      Chairman, GE INVESTMENTS FUNDS, INC.

Date:  August 31, 2005

By:   /S/ROBERT HERLIHY
      Robert Herlihy
      TREASURER, GE INVESTMENTS FUNDS, INC.

Date:  August 31, 2005

 EXHIBIT INDEX

            (b)(1) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

            (b)(2) Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.